                                                                [Execution Copy]





                         PNC MORTGAGE SECURITIES CORP.,

                        as Depositor and Master Servicer

                                       and

                                   FIRST BANK
                              NATIONAL ASSOCIATION,

                                    as Trustee




                         POOLING AND SERVICING AGREEMENT


                                 $148,501,921.58


                         PNC Mortgage Securities Corp.

                        Mortgage Pass-Through Certificates
                                  Series 1997-1


                         Cut-Off Date:  January 1, 1997

                                TABLE OF CONTENTS
                                                                            PAGE

Preliminary Statement. . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

                                    ARTICLE I

Section 1.01.  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . .   3
               Aggregate Certificate Principal Balance . . . . . . . . . . .   3
               Appraised Value . . . . . . . . . . . . . . . . . . . . . . .   3
               Assignment of Proprietary Lease . . . . . . . . . . . . . . .   3
               Authenticating Agent. . . . . . . . . . . . . . . . . . . . .   3
               Authorized Denomination . . . . . . . . . . . . . . . . . . .   3
               Available Distribution Amount . . . . . . . . . . . . . . . .   4
               Bankruptcy Coverage . . . . . . . . . . . . . . . . . . . . .   5
               Bankruptcy Coverage Initial Amount. . . . . . . . . . . . . .   5
               Bankruptcy Loss . . . . . . . . . . . . . . . . . . . . . . .   5
               Beneficial Holder:. . . . . . . . . . . . . . . . . . . . . .   5
               Book-Entry Certificates . . . . . . . . . . . . . . . . . . .   5
               Business Day. . . . . . . . . . . . . . . . . . . . . . . . .   5
               Buydown Agreement . . . . . . . . . . . . . . . . . . . . . .   5
               Buydown Fund. . . . . . . . . . . . . . . . . . . . . . . . .   6
               Buydown Fund Account. . . . . . . . . . . . . . . . . . . . .   6
               Buydown Loan. . . . . . . . . . . . . . . . . . . . . . . . .   6
               Certificate . . . . . . . . . . . . . . . . . . . . . . . . .   6
               Certificate Account . . . . . . . . . . . . . . . . . . . . .   6
               Certificate Distribution Amount . . . . . . . . . . . . . . .   6
               Certificate Principal Balance . . . . . . . . . . . . . . . .  10
               Certificate Register and Certificate Registrar. . . . . . . .  10
               Certificateholder or Holder . . . . . . . . . . . . . . . . .  10
               Class . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
               Class A Certificates. . . . . . . . . . . . . . . . . . . . .  11
               Class A-1 Certificates. . . . . . . . . . . . . . . . . . . .  11
               Class A-2 Certificates. . . . . . . . . . . . . . . . . . . .  11
               Class A-3 Certificates. . . . . . . . . . . . . . . . . . . .  11
               Class A-4 Adjusted Percentage . . . . . . . . . . . . . . . .  11
               Class A-4 Certificates. . . . . . . . . . . . . . . . . . . .  11
               Class A-4 Liquidation Amount. . . . . . . . . . . . . . . . .  11
               Class A-4 Percentage. . . . . . . . . . . . . . . . . . . . .  11
               Class A-4 Prepayment Percentage . . . . . . . . . . . . . . .  11
               Class A-4 Principal Distribution Amount . . . . . . . . . . .  11
               Class A-5 Certificates. . . . . . . . . . . . . . . . . . . .  12
               Class A-6 Adjusted Percentage . . . . . . . . . . . . . . . .  12
               Class A-6 Certificates. . . . . . . . . . . . . . . . . . . .  12
               Class A-6 Liquidation Amount. . . . . . . . . . . . . . . . .  12
               Class A-6 Percentage. . . . . . . . . . . . . . . . . . . . .  12
               Class A-6 Prepayment Percentage . . . . . . . . . . . . . . .  12

                                                                            PAGE

               Class A-6 Principal Distribution Amount . . . . . . . . . . .  12
               Class B Certificates. . . . . . . . . . . . . . . . . . . . .  12
               Class B-1 Certificates. . . . . . . . . . . . . . . . . . . .  12
               Class B-2 Certificates. . . . . . . . . . . . . . . . . . . .  12
               Class B-3 Certificates. . . . . . . . . . . . . . . . . . . .  12
               Class B-4 Certificates. . . . . . . . . . . . . . . . . . . .  12
               Class B-5 Certificates. . . . . . . . . . . . . . . . . . . .  13
               Class B-6 Certificates. . . . . . . . . . . . . . . . . . . .  13
               Class P Certificates. . . . . . . . . . . . . . . . . . . . .  13
               Class P Fraction. . . . . . . . . . . . . . . . . . . . . . .  13
               Class P Mortgage Loan . . . . . . . . . . . . . . . . . . . .  13
               Class Principal Balance . . . . . . . . . . . . . . . . . . .  13
               Class R Certificates. . . . . . . . . . . . . . . . . . . . .  13
               Class X Certificates. . . . . . . . . . . . . . . . . . . . .  13
               Class X Notional Amount . . . . . . . . . . . . . . . . . . .  13
               Clearing Agency . . . . . . . . . . . . . . . . . . . . . . .  13
               Closing Date. . . . . . . . . . . . . . . . . . . . . . . . .  14
               Code. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
               Company . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
               Compensating Interest . . . . . . . . . . . . . . . . . . . .  14
               Cooperative . . . . . . . . . . . . . . . . . . . . . . . . .  14
               Cooperative Apartment . . . . . . . . . . . . . . . . . . . .  14
               Cooperative Lease . . . . . . . . . . . . . . . . . . . . . .  14
               Cooperative Loans . . . . . . . . . . . . . . . . . . . . . .  14
               Cooperative Stock . . . . . . . . . . . . . . . . . . . . . .  14
               Cooperative Stock Certificate . . . . . . . . . . . . . . . .  14
               Corporate Trust Office. . . . . . . . . . . . . . . . . . . .  14
               Credit Support Depletion Date . . . . . . . . . . . . . . . .  15
               Curtailment . . . . . . . . . . . . . . . . . . . . . . . . .  15
               Curtailment Shortfall . . . . . . . . . . . . . . . . . . . .  15
               Custodial Account for P&I . . . . . . . . . . . . . . . . . .  15
               Custodial Account for Reserves. . . . . . . . . . . . . . . .  15
               Custodial Agreement . . . . . . . . . . . . . . . . . . . . .  15
               Custodian . . . . . . . . . . . . . . . . . . . . . . . . . .  16
               Cut-Off Date. . . . . . . . . . . . . . . . . . . . . . . . .  16
               Definitive Certificates . . . . . . . . . . . . . . . . . . .  16
               Depositary Agreement. . . . . . . . . . . . . . . . . . . . .  16
               Destroyed Mortgage Note . . . . . . . . . . . . . . . . . . .  16
               Determination Date. . . . . . . . . . . . . . . . . . . . . .  16
               Disqualified Organization . . . . . . . . . . . . . . . . . .  16
               Distribution Date . . . . . . . . . . . . . . . . . . . . . .  16
               DTC . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
               DTC Participant . . . . . . . . . . . . . . . . . . . . . . .  16
               Due Date. . . . . . . . . . . . . . . . . . . . . . . . . . .  16
               Eligible Institution. . . . . . . . . . . . . . . . . . . . .  16
               Eligible Investments. . . . . . . . . . . . . . . . . . . . .  16
               ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
               Event of Default. . . . . . . . . . . . . . . . . . . . . . .  18

                                                                            PAGE

               Excess Liquidation Proceeds . . . . . . . . . . . . . . . . .  18
               FDIC. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
               FHA . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
               FHLB. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
               FHLMC . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
               Final Maturity Date . . . . . . . . . . . . . . . . . . . . .  18
               Fitch . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
               FNMA. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
               Fraud Coverage. . . . . . . . . . . . . . . . . . . . . . . .  18
               Fraud Coverage Initial Amount . . . . . . . . . . . . . . . .  18
               Fraud Loss. . . . . . . . . . . . . . . . . . . . . . . . . .  18
               Indirect DTC Participants . . . . . . . . . . . . . . . . . .  19
               Insurance Proceeds. . . . . . . . . . . . . . . . . . . . . .  19
               Interest Distribution Amount. . . . . . . . . . . . . . . . .  19
               Investment Account. . . . . . . . . . . . . . . . . . . . . .  19
               Investment Depository . . . . . . . . . . . . . . . . . . . .  19
               Junior Subordinate Certificates . . . . . . . . . . . . . . .  19
               Lender. . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
               Liquidated Mortgage Loan. . . . . . . . . . . . . . . . . . .  19
               Liquidation Principal . . . . . . . . . . . . . . . . . . . .  19
               Liquidation Proceeds. . . . . . . . . . . . . . . . . . . . .  20
               Loan-to-Value Ratio . . . . . . . . . . . . . . . . . . . . .  20
               Lockout Percentage. . . . . . . . . . . . . . . . . . . . . .  20
               Master Servicer . . . . . . . . . . . . . . . . . . . . . . .  20
               Master Servicing Fee. . . . . . . . . . . . . . . . . . . . .  20
               Monthly P&I Advance . . . . . . . . . . . . . . . . . . . . .  20
               Monthly Payment . . . . . . . . . . . . . . . . . . . . . . .  20
               Mortgage. . . . . . . . . . . . . . . . . . . . . . . . . . .  20
               Mortgage File . . . . . . . . . . . . . . . . . . . . . . . .  20
               Mortgage Interest Rate. . . . . . . . . . . . . . . . . . . .  22
               Mortgage Loan Schedule. . . . . . . . . . . . . . . . . . . .  22
               Mortgage Loans. . . . . . . . . . . . . . . . . . . . . . . .  23
               Mortgage Note . . . . . . . . . . . . . . . . . . . . . . . .  23
               Mortgage Pool . . . . . . . . . . . . . . . . . . . . . . . .  23
               Mortgaged Property. . . . . . . . . . . . . . . . . . . . . .  23
               Mortgagor . . . . . . . . . . . . . . . . . . . . . . . . . .  23
               Nonrecoverable Advance. . . . . . . . . . . . . . . . . . . .  23
               Non-U.S. Person . . . . . . . . . . . . . . . . . . . . . . .  23
               OTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
               Officer's Certificate . . . . . . . . . . . . . . . . . . . .  23
               Opinion of Counsel. . . . . . . . . . . . . . . . . . . . . .  24
               Original Value. . . . . . . . . . . . . . . . . . . . . . . .  24
               Ownership Interest. . . . . . . . . . . . . . . . . . . . . .  24
               Pass-Through Entity . . . . . . . . . . . . . . . . . . . . .  24
               Pass-Through Rate . . . . . . . . . . . . . . . . . . . . . .  24
               Paying Agent. . . . . . . . . . . . . . . . . . . . . . . . .  24
               Payoff. . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
               Payoff Earnings . . . . . . . . . . . . . . . . . . . . . . .  24

                                                                            PAGE

               Payoff Interest . . . . . . . . . . . . . . . . . . . . . . .  24
               Payoff Period . . . . . . . . . . . . . . . . . . . . . . . .  25
               Percentage Interest . . . . . . . . . . . . . . . . . . . . .  25
               Permitted Transferee. . . . . . . . . . . . . . . . . . . . .  25
               Person. . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
               Premium Rate Mortgage Loans . . . . . . . . . . . . . . . . .  26
               Prepaid Monthly Payment . . . . . . . . . . . . . . . . . . .  26
               Primary Insurance Policy. . . . . . . . . . . . . . . . . . .  26
               Principal Balance . . . . . . . . . . . . . . . . . . . . . .  26
               Principal Payment . . . . . . . . . . . . . . . . . . . . . .  26
               Principal Payment Amount. . . . . . . . . . . . . . . . . . .  26
               Principal Prepayment. . . . . . . . . . . . . . . . . . . . .  27
               Principal Prepayment Amount . . . . . . . . . . . . . . . . .  27
               Prior Period. . . . . . . . . . . . . . . . . . . . . . . . .  27
               Pro Rata Allocation . . . . . . . . . . . . . . . . . . . . .  27
               Purchase Obligation . . . . . . . . . . . . . . . . . . . . .  27
               Purchase Price. . . . . . . . . . . . . . . . . . . . . . . .  27
               Qualified Insurer . . . . . . . . . . . . . . . . . . . . . .  27
               Rating Agency . . . . . . . . . . . . . . . . . . . . . . . .  27
               Ratings . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
               Realized Loss . . . . . . . . . . . . . . . . . . . . . . . .  28
               Record Date . . . . . . . . . . . . . . . . . . . . . . . . .  28
               Regular Interest Certificates . . . . . . . . . . . . . . . .  28
               REMIC . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
               REMIC Provisions. . . . . . . . . . . . . . . . . . . . . . .  29
               Remittance Rate . . . . . . . . . . . . . . . . . . . . . . .  29
               Residual Certificates . . . . . . . . . . . . . . . . . . . .  29
               Residual Distribution Amount. . . . . . . . . . . . . . . . .  29
               Responsible Officer . . . . . . . . . . . . . . . . . . . . .  29
               S&P . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
               Securities Act. . . . . . . . . . . . . . . . . . . . . . . .  29
               Security Agreement. . . . . . . . . . . . . . . . . . . . . .  29
               Selling and Servicing Contract. . . . . . . . . . . . . . . .  29
               Senior Certificates . . . . . . . . . . . . . . . . . . . . .  29
               Senior Liquidation Amount . . . . . . . . . . . . . . . . . .  29
               Senior Percentage . . . . . . . . . . . . . . . . . . . . . .  30
               Senior Prepayment Percentage. . . . . . . . . . . . . . . . .  30
               Senior Principal Distribution Amount. . . . . . . . . . . . .  31
               Senior Subordinate Certificates . . . . . . . . . . . . . . .  31
               Servicer. . . . . . . . . . . . . . . . . . . . . . . . . . .  31
               Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . .  31
               Servicing Officer . . . . . . . . . . . . . . . . . . . . . .  31
               Special Hazard Coverage . . . . . . . . . . . . . . . . . . .  31

               Special Hazard Coverage Initial Amount. . . . . . . . . . . .  32
               Special Hazard Loss . . . . . . . . . . . . . . . . . . . . .  32
               Step Down Percentage. . . . . . . . . . . . . . . . . . . . .  32
               Stripped Interest Rate. . . . . . . . . . . . . . . . . . . .  32
               Subordinate Certificates. . . . . . . . . . . . . . . . . . .  32
               Subordinate Liquidation Amount. . . . . . . . . . . . . . . .  32
               Subordinate Percentage. . . . . . . . . . . . . . . . . . . .  33
               Subordinate Prepayment Percentage . . . . . . . . . . . . . .  33
               Subordinate Principal Distribution Amount . . . . . . . . . .  33
               Subordination Level . . . . . . . . . . . . . . . . . . . . .  33
               Substitute Mortgage Loan. . . . . . . . . . . . . . . . . . .  33
               Tax Matters Person. . . . . . . . . . . . . . . . . . . . . .  33
               Termination Date. . . . . . . . . . . . . . . . . . . . . . .  34
               Termination Payment . . . . . . . . . . . . . . . . . . . . .  34
               Transfer. . . . . . . . . . . . . . . . . . . . . . . . . . .  34
               Transferee. . . . . . . . . . . . . . . . . . . . . . . . . .  34
               Transferee Affidavit and Agreement. . . . . . . . . . . . . .  34
               Trust Fund. . . . . . . . . . . . . . . . . . . . . . . . . .  34
               Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
               Uncollected Interest. . . . . . . . . . . . . . . . . . . . .  34
               Uncompensated Interest Shortfall. . . . . . . . . . . . . . .  34
               Underwriter . . . . . . . . . . . . . . . . . . . . . . . . .  34
               Underwriting Standards. . . . . . . . . . . . . . . . . . . .  34
               Uninsured Cause . . . . . . . . . . . . . . . . . . . . . . .  35
               U.S. Person . . . . . . . . . . . . . . . . . . . . . . . . .  35
               VA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
               Withdrawal Date . . . . . . . . . . . . . . . . . . . . . . .  35

                                   ARTICLE II

         CONVEYANCE OF THE TRUST FUND; REMIC ELECTION AND DESIGNATIONS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  CONVEYANCE OF THE TRUST FUND; REMIC ELECTION AND DESIGNATIONS. 35
Section 2.02.  ACCEPTANCE BY TRUSTEE . . . . . . . . . . . . . . . . . . . .  39
Section 2.03.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONCERNING THE
               MORTGAGE LOANS. . . . . . . . . . . . . . . . . . . . . . . .  41
Section 2.04.  AUTHENTICATION OF THE CERTIFICATES. . . . . . . . . . . . . .  45

                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.  THE COMPANY TO ACT AS MASTER SERVICER . . . . . . . . . . . .  45
Section 3.02.  CUSTODIAL ACCOUNTS. . . . . . . . . . . . . . . . . . . . . .  46
Section 3.03.  THE INVESTMENT ACCOUNT; ELIGIBLE INVESTMENTS. . . . . . . . .  47
Section 3.04.  THE CERTIFICATE ACCOUNT . . . . . . . . . . . . . . . . . . .  48
Section 3.05. PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNT AND CUSTODIAL ACCOUNTS FOR P&I AND OF BUYDOWN FUNDS FROM THE BUYDOWN FUND
               ACCOUNTS. . . . . . . . . . . . . . . . . . . . . . . . . . .  49
Section 3.06.  MAINTENANCE OF PRIMARY INSURANCE POLICIES; COLLECTIONS
               THEREUNDER. . . . . . . . . . . . . . . . . . . . . . . . . .  50

Section 3.07.  MAINTENANCE OF HAZARD INSURANCE . . . . . . . . . . . . . . .  50
Section 3.08.  ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS . .  51
Section 3.09.  REALIZATION UPON DEFAULTED MORTGAGE LOANS . . . . . . . . . .  52
Section 3.10.  TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES . . . . . . .  53
Section 3.11.  COMPENSATION TO THE MASTER SERVICER AND THE SERVICERS . . . .  54
Section 3.12.  REPORTS TO THE TRUSTEE; CERTIFICATE ACCOUNT STATEMENT . . . .  54
Section 3.13.  ANNUAL STATEMENT AS TO COMPLIANCE . . . . . . . . . . . . . .  54
Section 3.14.  ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE
               MORTGAGE LOANS. . . . . . . . . . . . . . . . . . . . . . . .  55
Section 3.15.  ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS" SERVICING  REPORT. . .  55
Section 3.16.  [RESERVED.] . . . . . . . . . . . . . . . . . . . . . . . . .  55
Section 3.17.  [RESERVED.] . . . . . . . . . . . . . . . . . . . . . . . . .  55
Section 3.18.  [RESERVED.] . . . . . . . . . . . . . . . . . . . . . . . . .  55
Section 3.19.  [RESERVED.] . . . . . . . . . . . . . . . . . . . . . . . . .  55
Section 3.20.  [RESERVED.] . . . . . . . . . . . . . . . . . . . . . . . . .  55
Section 3.21.  ASSUMPTION OR TERMINATION OF SELLING AND SERVICING CONTRACTS
               BY TRUSTEE. . . . . . . . . . . . . . . . . . . . . . . . . .  55

                                   ARTICLE IV

               PAYMENTS TO CERTIFICATEHOLDERS; PAYMENT OF EXPENSES

Section 4.01.  DISTRIBUTIONS TO CERTIFICATEHOLDERS . . . . . . . . . . . . .  56
Section 4.02.  STATEMENTS TO CERTIFICATEHOLDERS. . . . . . . . . . . . . . .  57
Section 4.03.  ADVANCES BY THE MASTER SERVICER; DISTRIBUTION REPORTS TO THE
               TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
Section 4.04.  NONRECOVERABLE ADVANCES.. . . . . . . . . . . . . . . . . . .  59

                                    ARTICLE V

                                THE CERTIFICATES

Section 5.01.  THE CERTIFICATES. . . . . . . . . . . . . . . . . . . . . . .  59
Section 5.02.  CERTIFICATES ISSUABLE IN CLASSES; DISTRIBUTIONS OF PRINCIPAL
               AND INTEREST AUTHORIZED DENOMINATIONS . . . . . . . . . . . .  64
Section 5.03.  REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES . . . .  65
Section 5.04.  MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES . . . . . .  65
Section 5.05.  PERSONS DEEMED OWNERS . . . . . . . . . . . . . . . . . . . .  66
Section 5.06.  TEMPORARY CERTIFICATES. . . . . . . . . . . . . . . . . . . .  66
Section 5.07.  BOOK-ENTRY FOR BOOK-ENTRY CERTIFICATES. . . . . . . . . . . .  66
Section 5.08.  NOTICES TO CLEARING AGENCY. . . . . . . . . . . . . . . . . .  67
Section 5.09.  DEFINITIVE CERTIFICATES . . . . . . . . . . . . . . . . . . .  67
Section 5.10.  OFFICE FOR TRANSFER OF CERTIFICATES . . . . . . . . . . . . .  68

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

Section 6.01.  LIABILITY OF THE COMPANY AND THE MASTER SERVICER. . . . . . .  68
Section 6.02.  MERGER OR CONSOLIDATION OF THE COMPANY OR THE
               MASTER SERVICER . . . . . . . . . . . . . . . . . . . . . . .  68
Section 6.03.  LIMITATION ON LIABILITY OF THE COMPANY, THE MASTER
               SERVICER AND OTHERS . . . . . . . . . . . . . . . . . . . . .  68
Section 6.04.  THE COMPANY AND MASTER SERVICER NOT TO RESIGN . . . . . . . .  69

                                   ARTICLE VII

                                     DEFAULT

Section 7.01.  EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . . .  69
Section 7.02.  TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR. . . . . . . . . . .  72
Section 7.03.  NOTIFICATION TO CERTIFICATEHOLDERS. . . . . . . . . . . . . .  73

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01.  DUTIES OF TRUSTEE . . . . . . . . . . . . . . . . . . . . . .  73
Section 8.02.  CERTAIN MATTERS AFFECTING THE TRUSTEE . . . . . . . . . . . .  74
Section 8.03.  TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS . . . .  75
Section 8.04.  TRUSTEE MAY OWN CERTIFICATES. . . . . . . . . . . . . . . . .  75
Section 8.05.  THE MASTER SERVICER TO PAY TRUSTEE'S FEES AND EXPENSES. . . .  75
Section 8.06.  ELIGIBILITY REQUIREMENTS FOR TRUSTEE. . . . . . . . . . . . .  76
Section 8.07.  RESIGNATION AND REMOVAL OF TRUSTEE. . . . . . . . . . . . . .  76
Section 8.08.  SUCCESSOR TRUSTEE . . . . . . . . . . . . . . . . . . . . . .  76
Section 8.09.  MERGER OR CONSOLIDATION OF TRUSTEE. . . . . . . . . . . . . .  77
Section 8.10.  APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE . . . . . . . .  77
Section 8.11.  AUTHENTICATING AGENTS . . . . . . . . . . . . . . . . . . . .  78
Section 8.12.  PAYING AGENTS . . . . . . . . . . . . . . . . . . . . . . . .  79

                                   ARTICLE IX

                                   TERMINATION

Section 9.01.  TERMINATION UPON REPURCHASE BY THE COMPANY OR
               LIQUIDATION OF ALL MORTGAGE LOANS . . . . . . . . . . . . . .  80
Section 9.02.  ADDITIONAL TERMINATION REQUIREMENTS . . . . . . . . . . . . .  81
Section 9.03.  TRUST IRREVOCABLE . . . . . . . . . . . . . . . . . . . . . .  82

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.01. AMENDMENT . . . . . . . . . . . . . . . . . . . . . . . . . .  82
Section 10.02. RECORDATION OF AGREEMENT. . . . . . . . . . . . . . . . . . .  83
Section 10.03. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. . . . . . . . . .  83
Section 10.04. ACCESS TO LIST OF CERTIFICATEHOLDERS. . . . . . . . . . . . .  84
Section 10.05. GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . .  84
Section 10.06. NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
Section 10.07. SEVERABILITY OF PROVISIONS. . . . . . . . . . . . . . . . . .  85
Section 10.08. COUNTERPART SIGNATURES. . . . . . . . . . . . . . . . . . . .  85
Section 10.09. BENEFITS OF AGREEMENT . . . . . . . . . . . . . . . . . . . .  85
Section 10.10. NOTICES AND COPIES TO RATING AGENCY.. . . . . . . . . . . . .  85

                                    EXHIBITS

Exhibit A --   Forms of Certificates
Exhibit B --   Form of Residual Certificates
Exhibit C --   [Reserved.]
Exhibit D --   Schedule of Mortgage Loans
Exhibit E --   Form of Selling and Servicing Contract
Exhibit F --   Form of Transferor Certificate for Class B-4, Class B-5 and Class
               B-6 Certificates
Exhibit G --   Form of Transferee"s Certificate for Class B-4, Class B-5 and
               Class B-6 Certificates
Exhibit H --   [Reserved.]
Exhibit I --   Form of Transferor Certificate
Exhibit J --   Form of Transferee Affidavit and Agreement
Exhibit K --   Form of Additional Matter Incorporated into the Form of the
               Certificates
Exhibit L --   Form of Rule 144A Investment Representation
Exhibit M --   Form of Trustee"s Certificate of Review of Mortgage Loans
Exhibit N --   Schedule of Certain Mortgage Loans With Group Primary Insurance
               Policies

     This Pooling and Servicing Agreement, dated and effective as of January 1, 1997 (this "Agreement"), is executed between PNC Mortgage Securities Corp., as Depositor and Master Servicer (the "Company"), and First Bank National Association, as Trustee (the "Trustee"). Capitalized terms used in this Agreement and not otherwise defined have the meanings ascribed to such terms in
Article I hereof.

                              PRELIMINARY STATEMENT

     The Company at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee for inclusion in the Trust Fund. On the Closing Date, the Company will acquire the Certificates from the Trust Fund as consideration for its transfer to the Trust Fund of the Mortgage Loans and certain other assets and will be the owner of the Certificates. The Company has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the issuance to the Company of the Certificates representing in the aggregate the entire beneficial ownership of the Trust Fund. All covenants and agreements made by the Company and the Trustee herein with respect to the Mortgage Loans and the other property constituting the Trust Fund are for the benefit of the Holders from time to time of the Certificates. The Company is entering into this Agreement, and the Trustee is accepting the trust created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     The Certificates issued hereunder, other than the Class B-4, Class B-5 and Class B-6 Certificates, have been offered for sale pursuant to a Prospectus, dated November 21, 1996, and a Prospectus Supplement, dated January 23, 1997, of the Company (together, the "Prospectus"). The Class B-4, Class B-5 and Class B-6 Certificates have been offered for sale pursuant to a Private Placement Memorandum, dated January 29, 1997. The Trust Fund created hereunder is intended to be the "Trust" as described in the Prospectus and the Private Placement Memorandum and the Certificates are intended to be the "Certificates" described therein. The following table sets forth the designation, type of interest, Remittance Rate, initial Class Principal Balance and last scheduled Distribution Date for each Class of Certificates comprising the interests in the Trust Fund created hereunder:

                                            INITIAL CLASS
                  TYPE OF    REMITTANCE       PRINCIPAL          LAST SCHEDULED
DESIGNATION      INTEREST      RATE(1)         BALANCE       DISTRIBUTION DATE*


Class A-1         Regular     7.750%        $97,683,539.00    February 25, 2027
Class A-2         Regular     7.750%          2,000,000.00    February 25, 2027
Class A-3         Regular     7.750%         10,800,000.00    February 25, 2027
Class A-4         Regular     7.950%          7,843,750.00    February 25, 2027
Class A-5         Regular     7.750%         15,000,000.00    February 25, 2027
Class A-6         Regular     7.500%          6,275,000.00    February 25, 2027
Class P           Regular      (2)            1,474,485.58    February 25, 2027
Class X           Regular     7.750%(3)               0.00    February 25, 2027
Class B-1         Regular     7.750%          2,970,000.00    February 25, 2027
Class B-2         Regular     7.750%          1,485,000.00    February 25, 2027
Class B-3         Regular     7.750%          1,485,000.00    February 25, 2027
Class B-4         Regular     7.750%            594,000.00    February 25, 2027
Class B-5         Regular     7.750%            297,000.00    February 25, 2027
Class B-6         Regular     7.750%            594,097.00    February 25, 2027
Class R+          Residual    7.750%                 50.00    February 25, 2027

-----------------

* The Distribution Date in the month after the maturity date for the latest maturing Mortgage Loan in the Mortgage Pool (the "latest possible maturity date" for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations).
+ The Class R Certificates are entitled to receive the Residual Distribution Amount and Excess Liquidation Proceeds.
(1) Interest distributed to the Certificates (other than the Class P Certificates which will not be entitled to receive distributions of interest) on each Distribution Date will have accrued during the Prior Period at the applicable per annum Remittance Rate.
(2) The Class P Certificates will not have a Remittance Rate and will not be entitled to receive distributions of interest.
(3) The Remittance Rate on the Class X Certificates will be 7.750% per annum. The Class X Certificates will accrue interest on the Class X Notional Amount. The Class X Notional Amount as of the Cut-Off Date will be $5,711,924.69. The Class X Certificates will not be entitled to receive distributions of principal.

          As provided herein, with respect to the Trust Fund, the Company will cause an election to be made on behalf of the Trust Fund to be treated for federal income tax purposes as a REMIC. The Certificates (other than the Class R Certificates) will be designated "regular interests" in the Trust Fund and the Class R Certificates will be designated the sole class of "residual interests" in the Trust Fund, for purposes of the REMIC Provisions. As of the Cut-Off Date, the Mortgage Loans have an aggregate Principal Balance of $148,501,921.58, and the Certificates have an Aggregate Certificate Principal Balance of $148,501,921.58.

                              W I T N E S S E T H:

     WHEREAS, the Company is a corporation duly organized and existing under and by virtue of the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to undertake the obligations undertaken by it herein;

     WHEREAS, the Company is the owner of the Mortgage Loans identified in the Mortgage Loan Schedule hereto having unpaid Principal Balances on the Cut-Off Date as stated therein;

     WHEREAS, the Company has been duly authorized to create the Trust Fund, consisting of the Mortgage Loans and certain other property and to sell undivided beneficial ownership interests in such Trust Fund and in order to do so is selling the Certificates issued hereunder as hereinafter provided; and

     WHEREAS, the Trustee is a national banking association duly organized and existing under the laws of the United States and has full power and authority to enter into this Agreement.

     NOW, THEREFORE, in order to declare the terms and conditions upon which the Certificates are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Certificates by the Holders thereof, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Certificates, as follows:


                                    ARTICLE I

     Section 1.01.  DEFINITIONS.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     AGGREGATE CERTIFICATE PRINCIPAL BALANCE: At any given time, the sum of the then current Class Principal Balances of all Classes of Certificates.

     APPRAISED VALUE: The amount set forth in an appraisal made by or for the mortgage originator in connection with its origination of each Mortgage Loan.

     ASSIGNMENT OF PROPRIETARY LEASE: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

     AUTHENTICATING AGENT: Any authenticating agent appointed by the Trustee pursuant to Section 8.11.

     AUTHORIZED DENOMINATION: With respect to the Certificates (except the Class A-2, Class A-3, Class A-5, Class X and Class R Certificates), an initial Certificate Principal Balance equal to $25,000 and integral multiples of $1 in excess thereof, except that one Class P Certificate may be issued in a different amount. With respect to the Class A-2, Class A-3 and Class A-5 Certificates, an initial Certificate Principal Balance equal to $1,000 and integral multiples of $1 in excess thereof. With respect to the Class X Certificates, a Class X Notional Amount as of the Cut-Off Date equal to $100,000 and integral multiples of $1 in excess thereof, except that one Certificate of such Class may be issued in a different amount. With respect to the Class R Certificates, one Certificate with a Percentage Interest equal to 0.01% and one Certificate with a Percentage Interest equal to 99.99%.

     AVAILABLE DISTRIBUTION AMOUNT: On any Distribution Date, the sum of the following amounts:

          (1) the total amount of all cash received by or on behalf of the Master Servicer with respect to the Mortgage Loans by the Determination Date for such Distribution Date and not previously distributed (including Monthly P&I Advances made by Servicers, proceeds of Liquidated Mortgage Loans and scheduled amounts of distributions from Buydown Funds respecting Buydown Loans, if any), except:

                    (a) all scheduled payments of principal and
               interest collected but due on a date subsequent to the related Due Date;

                    (b) all Curtailments received after the Prior
               Period (together with any interest payment received with such prepayments to the extent that it represents the payment of interest accrued on a related Mortgage Loan subsequent to the Prior Period);

                    (c) all Payoffs received on or after the 15th
               day of the month of any such Determination Date (together with any interest payment received with such Payoffs to the extent that it represents the payment of interest accrued on a related Mortgage Loan subsequent to the Prior Period), and interest accrued during the period from the 1st to the 14th day of the month of such Determination Date and received with Payoffs received during such period, which interest shall not be included in the calculation of the Available Distribution Amount for any Distribution Date;

                    (d) Insurance Proceeds and Liquidation
               Proceeds received after the Prior Period;

                    (e) all amounts in the Certificate Account
               which are due and reimbursable to a Servicer or the Master Servicer pursuant to the terms of this Agreement;

                    (f) the sum of the Master Servicing Fee and
               the Servicing Fee for each Mortgage Loan; and

                    (g) Excess Liquidation Proceeds;

          (2) the sum, to the extent not previously distributed, of the following amounts, to the extent advanced or received, as applicable, by the Master Servicer by the Distribution Date:

                    (a) any Monthly P&I Advance made by the Master Servicer
               to the Trustee with respect to such Distribution Date; and

                    (b) Compensating Interest; and

          (3) the total amount, to the extent not previously distributed, of all cash received by the Distribution Date by the Trustee, in respect of a Purchase Obligation under Section 2.02 and Section 2.03.

     BANKRUPTCY COVERAGE: The Bankruptcy Coverage Initial Amount less (a) any scheduled or permissible reduction in the amount of Bankruptcy Coverage pursuant to this definition and (b) Bankruptcy Losses allocated to the Certificates. Bankruptcy Coverage may be reduced upon written confirmation from the Rating Agency that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agency.

     BANKRUPTCY COVERAGE INITIAL AMOUNT: $100,000.

     BANKRUPTCY LOSS: A loss on a Mortgage Loan arising out of (i) a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a case under the United States Bankruptcy Code, other than any such reduction that arises out of clause (ii) of this definition of "Bankruptcy Loss," including, without limitation, any such reduction that results in a permanent forgiveness of principal, or (ii) with respect to any Mortgage Loan, a valuation, by a court of competent jurisdiction in a case under such Bankruptcy Code, of the related Mortgaged Property in an amount less than the then outstanding Principal Balance of such Mortgage Loan.

     BENEFICIAL HOLDER: A Person holding a beneficial interest in any Book-Entry Certificate as or through a DTC Participant or an Indirect DTC Participant or a Person holding a beneficial interest in any Definitive Certificate.

     BOOK-ENTRY CERTIFICATES: The Class A Certificates, beneficial ownership and transfers of which shall be made through book entries as described in Section 5.07.

     BUSINESS DAY: Any day other than a Saturday, a Sunday, or a day on which banking institutions in Chicago, Illinois or New York, New York are authorized or obligated by law or executive order to be closed.

     BUYDOWN AGREEMENT: An agreement between a Person and a Mortgagor pursuant to which such Person has provided a Buydown Fund.

     BUYDOWN FUND: A fund provided by the originator of a Mortgage Loan or another Person with respect to a Buydown Loan which provides an amount sufficient to subsidize regularly scheduled principal and interest payments due on such Buydown Loan for a period. Buydown Funds may be (i) funded at the par values of future payment subsidies, or (ii) funded in an amount less than the par values of future payment subsidies, and determined by discounting such par values in accordance with interest accruing on such amounts, in which event they will be deposited in an account bearing interest. Buydown Funds may be held in a separate Buydown Fund Account or may be held in a Custodial Account for P&I or a Custodial Account for Reserves and monitored by a Servicer.

     BUYDOWN FUND ACCOUNT: A separate account or accounts created and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agency) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. Such account or accounts may be non-interest bearing or may bear interest. In the event that a Buydown Fund Account is established pursuant to clause (b) of the preceding sentence, amounts held in such Buydown Fund Account shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Buydown Fund Account may be established.

     BUYDOWN LOAN: A Mortgage Loan for which the Mortgage Interest Rate has been subsidized through a Buydown Fund provided at the time of origination of such Mortgage Loan.

     CERTIFICATE: Any one of the Certificates issued pursuant to this Agreement, executed by the Trustee and authenticated by or on behalf of the Trustee hereunder in substantially one of the forms set forth in Exhibits A and B hereto. The additional matter appearing in Exhibit K shall be deemed incorporated into Exhibits A and B as though set forth at the end of Exhibit A and at the end of Exhibit B, as applicable.

     CERTIFICATE ACCOUNT: The separate trust account created and maintained with the Trustee, the Investment Depository or any other bank or trust company acceptable to the Rating Agency which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.04, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee on behalf of the Certificateholders or any other account serving a similar function acceptable to the Rating Agency. Funds in the Certificate Account may be invested in Eligible Investments and reinvestment earnings thereon (net of investment losses and Payoff Earnings applied to Compensating Interest) shall be paid to the Master Servicer as additional servicing compensation, in the same manner and subject to the same terms and conditions that apply to the Investment Account under this Agreement. Funds deposited in the Certificate Account (exclusive of the Master Servicing
Fee) shall be held in trust for the Certificateholders and for the uses and purposes set forth in Section 3.04, Section 3.05 and Section 4.01.

     CERTIFICATE DISTRIBUTION AMOUNT: (I) For any Distribution Date prior to the Credit Support Depletion Date, the Available Distribution Amount shall be distributed to the Certificates in the following amounts and priority and to the extent of the Available Distribution Amount remaining following prior distributions, if any, on such Distribution Date:

          (i) First, to the Class P Certificates, the aggregate for all Class P Mortgage Loans of the product for each Class P Mortgage Loan of the applicable Class P Fraction and the sum of (x) scheduled payments of principal on such Class P Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class P Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price pursuant to a Purchase Obligation or any repurchase of a Mortgage Loan permitted hereunder and (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such Class P Mortgage Loan during the Payoff Period;

          (ii) Second, to the Senior Certificates (other than the Class P Certificates), concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

          (iii) Third, to the Senior Certificates (other than the Class P Certificates), concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iv) Fourth, to the Senior Certificates (other than the Class P and Class X Certificates), the Senior Principal Distribution Amount as follows:

               (1) first, concurrently, to the Class A-4 and Class A-6 Certificates, an amount equal to the Class A-4 Principal Distribution Amount and the Class A-6 Principal Distribution Amount, respectively, for such Distribution Date, until the Class A-4 Principal Balance and the Class A-6 Principal Balance have been reduced to zero, any shortfall to be allocated pro rata based on the amount each such Class is entitled to receive as principal pursuant to this paragraph
          (I)(iv)(1);

               (2) second, to the Class R Certificates, the portion of the Senior Principal Distribution Amount remaining after the distributions in paragraph (I)(iv)(1) above, until the Class R Principal Balance has been reduced to zero;

               (3) third, to the Class A-1 Certificates, the portion of the Senior Principal Distribution Amount remaining after the distributions in paragraphs (I)(iv)(1) and (I)(iv)(2) above, until the Class A-1 Principal Balance has been reduced to zero;

               (4) fourth, to the Class A-2 Certificates, the portion of the Senior Principal Distribution Amount remaining after the distributions in paragraphs (I)(iv)(1), (I)(iv)(2) and
          (I)(iv)(3) above, until the Class A-2 Principal Balance has been reduced to zero;

               (5) fifth, to the Class A-3 Certificates, the portion of the Senior Principal Distribution Amount remaining after the distributions in paragraphs (I)(iv)(1), (I)(iv)(2),
          (I)(iv)(3) and (I)(iv)(4) above, until the Class A-3
          Principal Balance has been reduced to zero;

               (6) sixth, to the Class A-5 Certificates, the portion of the Senior Principal Distribution Amount remaining after the distributions in paragraphs (I)(iv)(1), (I)(iv)(2),
          (I)(iv)(3), (I)(iv)(4) and (I)(iv)(5) above, until the Class A-5 Principal Balance has been reduced to zero; and

               (7) seventh, to the Class A-4 and A-6 Certificates pro rata, based upon their respective Class Principal Balances, the portion of the Senior Principal Distribution Amount remaining after the distributions in paragraphs (I)(iv)(1),
          (I)(iv)(2), (I)(iv)(3), (I)(iv)(4), (I)(iv)(5) and
          (I)(iv)(6) above, until the Class Principal Balances of the Class A-4 and A-6 Certificates have been reduced to zero;

          (v) Fifth, to the Class P Certificates, the amount payable to the Class P Certificates on previous Distribution Dates pursuant to clause
     (I)(vi) of this definition of "Certificate Distribution Amount" and remaining unpaid from such previous Distribution Dates, to the extent of amounts otherwise available to pay the Subordinate Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date;

          (vi) Sixth, to the Class P Certificates as principal, an amount equal to the Class P Fraction of the principal portion of any Realized Loss on a Class P Mortgage Loan, to the extent of amounts otherwise available to pay the Subordinate Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date, other than a Special Hazard Loss, Fraud Loss or Bankruptcy Loss in excess of the Special Hazard Coverage, Fraud Coverage or Bankruptcy Coverage, as applicable; PROVIDED, that any amounts distributed in respect of losses pursuant to paragraph
     (I)(a)(v) or this paragraph (I)(a)(vi) of this definition of "Certificate Distribution Amount" shall not cause a further reduction in the Class P Principal Balance;

          (vii) Seventh, to the Class B-1 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (viii) Eighth, to the Class B-1 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (ix) Ninth, to the Class B-1 Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B-1 Principal Balance has been reduced to zero;

          (x) Tenth, to the Class B-2 Certificates, the Interest
     Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xi) Eleventh, to the Class B-2 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xii) Twelfth, to the Class B-2 Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B-2 Principal Balance has been reduced to zero;

          (xiii) Thirteenth, to the Class B-3 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xiv) Fourteenth, to the Class B-3 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xv) Fifteenth, to the Class B-3 Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B-3 Principal Balance has been reduced to zero;

          (xvi) Sixteenth, to the Class B-4 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xvii) Seventeenth, to the Class B-4 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xviii) Eighteenth, to the Class B-4 Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B-4 Principal Balance has been reduced to zero;

          (xix) Nineteenth, to the Class B-5 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xx) Twentieth, to the Class B-5 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xxi) Twenty-first, to the Class B-5 Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B-5 Principal Balance has been reduced to zero;

          (xxii) Twenty-second, to the Class B-6 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xxiii) Twenty-third, to the Class B-6 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xxiv) Twenty-fourth, to the Class B-6 Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B-6 Principal Balance has been reduced to zero; and

          (xxv) Twenty-fifth, to the Class R Certificates, the Residual Distribution Amount for such Distribution Date.

     (II) For any Distribution Date on or after the Credit Support Depletion Date, the Available Distribution Amount shall be distributed to the outstanding Classes of Certificates in the following amounts and priority and to the extent of the Available Distribution Amount remaining following prior distributions, if any, on such Distribution Date:

          (i) First, to the Class P Certificates, principal in the amount that would otherwise be distributed to such Class on such Distribution Date pursuant to clause (I)(i) of this definition of "Certificate Distribution Amount";

          (ii) Second, to the Senior Certificates, the amount payable to each such Class of Certificates on prior Distribution Dates pursuant to clause (I)(ii) or (II)(iii) of this definition of "Certificate Distribution Amount," and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

          (iii) Third, to the Senior Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iv) Fourth, to the Senior Certificates (other than the Class P Certificates), the Senior Principal Distribution Amount allocated pro rata according to their respective Class Principal Balances until such Class Principal Balances have been reduced to zero; and

          (v)  Fifth, to the Class R Certificates, the Residual
     Distribution Amount for such Distribution Date.

     CERTIFICATE PRINCIPAL BALANCE: For each Certificate of any Class, the portion of the related Class Principal Balance, if any, represented by such Certificate.

     CERTIFICATE REGISTER AND CERTIFICATE REGISTRAR: The register maintained and the registrar appointed, respectively, pursuant to Section 5.03.

     CERTIFICATEHOLDER OR HOLDER: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Company, the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Percentage Interests necessary to effect any such consent has been obtained; provided, that the Trustee may conclusively rely upon an Officer's Certificate to determine whether any Person is an affiliate of the Company or the Master Servicer.

     CLASS: All Certificates having the same priority and rights to payments from the Available Distribution Amount, designated as a separate Class, as set forth in the forms of Certificates attached hereto as Exhibits A and B. Each Class shall be entitled to receive the amounts allocated to such Class pursuant to the definition of "Certificate Distribution Amount" only to the extent of the Available Distribution Amount for such Distribution Date remaining after distributions in accordance with prior clauses of the definition of "Certificate Distribution Amount."

     CLASS A CERTIFICATES: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, collectively.

     CLASS A-1 CERTIFICATES: The Certificates designated as "Class A-1" on the face thereof in substantially the form attached hereto as Exhibit A-1.

     CLASS A-2 CERTIFICATES: The Certificates designated as "Class A-2" on the face thereof in substantially the form attached hereto as Exhibit A-2.

     CLASS A-3 CERTIFICATES: The Certificates designated as "Class A-3" on the face thereof in substantially the form attached hereto as Exhibit A-3.

     CLASS A-4 ADJUSTED PERCENTAGE: For any Distribution Date, the product of the Class A-4 Percentage and the Lockout Percentage.

     CLASS A-4 CERTIFICATES: The Certificates designated as "Class A-4" on the face thereof in substantially the form attached hereto as Exhibit A-4.

     CLASS A-4 LIQUIDATION AMOUNT: The aggregate of, for each Mortgage Loan which became a Liquidated Mortgage Loan during the applicable Prior Period, the lesser of (i) the Class A-4 Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class P Fraction thereof, if applicable) and (ii) the Class A-4 Percentage on any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, and the Class A-4 Prepayment Percentage on any Distribution Date thereafter, in each case, of the Liquidation Principal with respect to such Mortgage Loan.

     CLASS A-4 PERCENTAGE: For any Distribution Date, the Class A-4 Principal Balance divided by the Aggregate Certificate Principal Balance (reduced by the Class P Principal Balance), in each case, immediately prior to such Distribution Date.

     CLASS A-4 PREPAYMENT PERCENTAGE: For any Distribution Date, the product of
(a) the Class A-4 Percentage for such Distribution Date and (b) the applicable Step Down Percentage.

     CLASS A-4 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of (i) the Class A-4 Adjusted Percentage of the Principal Payment Amount (exclusive of the portion thereof attributable to principal distributions to the Class P Certificates pursuant to clause (I)(i) of the definition of "Certificate Distribution Amount"), (ii) the Class A-4 Prepayment Percentage of the Principal Prepayment Amount (exclusive of the portion thereof attributable to principal distributions to the Class P Certificates pursuant to clause (I)(i) of the definition of "Certificate Distribution Amount"), and (iii) the Class A-4 Liquidation Amount.

     CLASS A-5 CERTIFICATES: The Certificates designated as "Class A-5" on the face thereof in substantially the form attached hereto as Exhibit A-5.

     CLASS A-6 ADJUSTED PERCENTAGE: For any Distribution Date, the product of the Class A-6 Percentage and the Lockout Percentage.

     CLASS A-6 CERTIFICATES: The Certificates designated as "Class A-6" on the face thereof in substantially the form attached hereto as Exhibit A-6.

     CLASS A-6 LIQUIDATION AMOUNT: The aggregate of, for each Mortgage Loan which became a Liquidated Mortgage Loan during the applicable Prior Period, the lesser of (i) the Class A-6 Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class P Fraction thereof, if applicable) and (ii) the Class A-6 Percentage on any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, and the Class A-6 Prepayment Percentage on any Distribution Date thereafter, in each case, of the Liquidation Principal with respect to such Mortgage Loan.

     CLASS A-6 PERCENTAGE: For any Distribution Date, the Class A-6 Principal Balance divided by the Aggregate Certificate Principal Balance (reduced by the Class P Principal Balance), in each case, immediately prior to such Distribution Date.

     CLASS A-6 PREPAYMENT PERCENTAGE: For any Distribution Date, the product of
(a) the Class A-6 Percentage for such Distribution Date and (b) the applicable Step Down Percentage.

     CLASS A-6 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of (i) the Class A-6 Adjusted Percentage of the Principal Payment Amount (exclusive of the portion thereof attributable to principal distributions to the Class P Certificates pursuant to clause (I)(i) of the definition of "Certificate Distribution Amount"), (ii) the Class A-6 Prepayment Percentage of the Principal Prepayment Amount (exclusive of the portion thereof attributable to principal distributions to the Class P Certificates pursuant to clause (I)(i) of the definition of "Certificate Distribution Amount"), and (iii) the Class A-6 Liquidation Amount.

     CLASS B CERTIFICATES: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, collectively.

     CLASS B-1 CERTIFICATES: The Certificates designated as "Class B-1" on the face thereof in substantially the form attached hereto as Exhibit A-9.

     CLASS B-2 CERTIFICATES: The Certificates designated as "Class B-2" on the face thereof in substantially the form attached hereto as Exhibit A-10.

     CLASS B-3 CERTIFICATES: The Certificates designated as "Class B-3" on the face thereof in substantially the form attached hereto as Exhibit A-11.

     CLASS B-4 CERTIFICATES: The Certificates designated as "Class B-4" on the face thereof in substantially the form attached hereto as Exhibit A-12.

     CLASS B-5 CERTIFICATES: The Certificates designated as "Class B-5" on the face thereof in substantially the form attached hereto as Exhibit A-13.

     CLASS B-6 CERTIFICATES: The Certificates designated as "Class B-6" on the face thereof in substantially the form attached hereto as Exhibit A-14.

     CLASS P CERTIFICATES: The Certificates designated as "Class P" on the face thereof in substantially the form attached hereto as Exhibit A-7.

     CLASS P FRACTION: For each Class P Mortgage Loan, a fraction, the numerator of which is 7.750% less the Pass-Through Rate on such Class P Mortgage Loan and the denominator of which is 7.750%.

     CLASS P MORTGAGE LOAN: Any Mortgage Loan with a Pass-Through Rate of less than 7.750% per annum.

     CLASS PRINCIPAL BALANCE: For any Class of Certificates, the applicable Initial Class Principal Balance therefor set forth in the Preliminary Statement hereto, corresponding to the rights of such Class in payments of principal due to be passed through to Certificateholders from principal payments on the Mortgage Loans, as reduced from time to time by (x) distributions of principal to Certificateholders of such Class and (y) the portion of Realized Losses allocated to the Class Principal Balance of such Class pursuant to the definition of "Realized Loss" with respect to a given Distribution Date. For any Distribution Date, the reduction of the Class Principal Balance of any Class of Certificates pursuant to the definition of "Realized Loss" shall be deemed effective prior to the determination and distribution of principal on such Class pursuant to the definition of "Certificate Distribution Amount." Notwithstanding the foregoing, any amounts distributed in respect of losses pursuant to paragraphs (I)(v) or (I)(vi) of the definition of "Certificate Distribution Amount" shall not cause a further reduction in the Class P Principal Balance. The Class Principal Balance for the Class A-1 Certificates shall be referred to as the "Class A-1 Principal Balance," the Class Principal Balance for the Class A-2 Certificates shall be referred to as the "Class A-2 Principal Balance" and so on. The Class X Principal Balance shall be zero.

     CLASS R CERTIFICATES: The Certificates designated as "Class R" on the face thereof in substantially the form attached hereto as Exhibit B, which have been designated as the single class of "residual interests" in the Trust Fund pursuant to Section 2.01.

     CLASS X CERTIFICATES: The Certificates designated as "Class X" on the face thereof in substantially the form attached hereto as Exhibit A-8.

     CLASS X NOTIONAL AMOUNT: For any Distribution Date, the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 7.750%.

     CLEARING AGENCY: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC.

     CLOSING DATE: January 29, 1997, which is the date of settlement of the sale of the Certificates to the original purchasers thereof.

     CODE: The Internal Revenue Code of 1986, as amended.

     COMPANY: PNC Mortgage Securities Corp., a Delaware corporation, or its successor-in-interest.

     COMPENSATING INTEREST: For any Distribution Date, the lesser of (i) the sum of (a) the aggregate Master Servicing Fee, (b) Payoff Earnings and (c) aggregate Payoff Interest and (ii) aggregate Uncollected Interest.

     COOPERATIVE: A private, cooperative housing corporation organized under the laws of, and headquartered in, the State of New York which owns or leases land and all or part of a building or buildings located in the State of New York, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

     COOPERATIVE APARTMENT: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

     COOPERATIVE LEASE: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

     COOPERATIVE LOANS: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

     COOPERATIVE STOCK: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     COOPERATIVE STOCK CERTIFICATE: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

     CORPORATE TRUST OFFICE: The corporate trust office of the Trustee in the State of Minnesota, at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 180 East 5th Street, SPFT0210, St. Paul, MN 55101, Attention: Structured Finance.

     CREDIT SUPPORT DEPLETION DATE: The first Distribution Date on which the aggregate of the Class Principal Balances of the Class B Certificates has been or will be reduced to zero as a result of principal distributions thereon and the allocation of Realized Losses on such Distribution Date.

     CURTAILMENT: Any payment of principal on a Mortgage Loan, made by or on behalf of the related Mortgagor, other than a Monthly Payment, a Prepaid Monthly Payment or a Payoff, which is applied to reduce the outstanding Principal Balance of the Mortgage Loan.

     CURTAILMENT SHORTFALL: With respect to any Curtailment applied with a Monthly Payment other than a Prepaid Monthly Payment, an amount equal to one month's interest on such Curtailment at the applicable Pass-Through Rate on such Mortgage Loan.

     CUSTODIAL ACCOUNT FOR P&I: The Custodial Account for Principal and Interest established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Master Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer such that the rights of the Master Servicer, the Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agency) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account for P&I is established pursuant to clause (b) of the preceding sentence, amounts held in such Custodial Account for P&I shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Custodial Account for P&I may be established. Any amount that is at any time not protected or insured in accordance with the first sentence of this definition of "Custodial Account for P&I" shall promptly be withdrawn from such Custodial Account for P&I and be remitted to the Investment Account.

     CUSTODIAL ACCOUNT FOR RESERVES: The Custodial Account for Reserves established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Master Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer such that the rights of the Master Servicer, the Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agency) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account for Reserves is established pursuant to clause (b) of the preceding sentence, amounts held in such Custodial Account for Reserves shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Custodial Account for Reserves may be established. Any amount that is at any time not protected or insured in accordance with the first sentence of this definition of "Custodial Account for Reserves" shall promptly be withdrawn from such Custodial Account for Reserves and be remitted to the Investment Account.

     CUSTODIAL AGREEMENT: The agreement, if any, among the Master Servicer, the Trustee and a Custodian providing for the safekeeping of the Mortgage Files on behalf of the Certificateholders.

     CUSTODIAN: A custodian which is not an affiliate of the Master Servicer or the Company and which is appointed pursuant to a Custodial Agreement. Any Custodian so appointed shall act as agent on behalf of the Trustee, and shall be compensated by the Trustee at no additional charge to the Master Servicer. The Trustee shall remain at all times responsible under the terms of this Agreement, notwithstanding the fact that certain duties have been assigned to a Custodian.

     CUT-OFF DATE: January 1, 1997.

     DEFINITIVE CERTIFICATES: As defined in Section 5.07.

     DEPOSITARY AGREEMENT: The Letter of Representations, dated January 29, 1997 by and among DTC, the Company and the Trustee.

     DESTROYED MORTGAGE NOTE: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

     DETERMINATION DATE: A day not later than the 10th day preceding a related Distribution Date.

     DISQUALIFIED ORGANIZATION: As defined in Section 5.01(b).

     DISTRIBUTION DATE: With respect to distributions on the Certificates, the 25th day (or, if such 25th day is not a Business Day, the Business Day immediately succeeding such 25th day) of each month, with the first such date being February 25, 1997.

     DTC: The Depository Trust Company.

     DTC PARTICIPANT: A broker, dealer, bank, other financial institution or other Person for whom DTC effects book-entry transfers and pledges of securities deposited with DTC.

     DUE DATE: The first day of each calendar month, which is the day on which the Monthly Payment for each Mortgage Loan is due.

     ELIGIBLE INSTITUTION: An institution having (i) the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agency,
(ii) with respect to any Custodial Account for P&I and special Custodial Account for Reserves, an unsecured long-term debt rating of at least one of the two highest unsecured long-term debt ratings of the Rating Agency, (iii) with respect to any Buydown Fund Account or Custodial Account which also serves as a Buydown Fund Account, the highest unsecured long-term debt rating by the Rating Agency, or (iv) the approval of the Rating Agency. Such institution may be the Servicer if the applicable Selling and Servicing Contract requires the Servicer to provide the Master Servicer with written notice on the Business Day following the date on which the Servicer determines that such Servicer's short-term debt and unsecured long-term debt ratings fail to meet the requirements of the prior sentence.

     ELIGIBLE INVESTMENTS: Any one or more of the obligations or securities listed below in which funds deposited in the reserve fund, if any, the Investment Account, the Certificate Account, the Custodial Account for P&I and the Custodial Account for Reserves may be invested:

          (i) Obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

          (ii) Repurchase agreements on obligations described in clause (i) of this definition of "Eligible Investments," provided that the unsecured obligations of the party agreeing to repurchase such obligations have at the time the highest short term debt rating of the Rating Agency and provided that such repurchaser's unsecured long term debt has one of the two highest unsecured long term debt ratings of the Rating Agency;

          (iii) Federal funds, certificates of deposit, time deposits and bankers" acceptances of any U.S. bank or trust company incorporated under the laws of the United States or any state, provided that the debt obligations of such bank or trust company at the date of acquisition thereof have the highest short term debt rating of the Rating Agency and unsecured long term debt has one of the two highest unsecured long term debt ratings of the Rating Agency;

          (iv) Obligations of, or obligations guaranteed by, any state of the United States or the District of Columbia, provided that such obligations at the date of acquisition thereof shall have the highest long-term debt ratings available for such securities from the Rating Agency;

          (v) Commercial paper of any corporation incorporated under the laws of the United States or any state thereof, which on the date of acquisition has the highest commercial paper rating of the Rating Agency, provided that the corporation has unsecured long term debt that has one of the two highest unsecured long term debt ratings of the Rating Agency;

          (vi) Securities (other than stripped bonds or stripped coupons) bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States or any state thereof and have the highest long-term unsecured rating available for such securities from the Rating Agency; provided, however, that securities issued by any such corporation will not be investments to the extent that investment therein would cause the outstanding principal amount of securities issued by such corporation that are then held as part of the Investment Account or the Certificate Account to exceed 20% of the aggregate principal amount of all Eligible Investments then held in the Investment Account and the Certificate Account;

          (vii) Units of taxable money market funds, which funds have the highest rating available for such securities from the Rating Agency or which have been designated in writing by the Rating Agency as Eligible Investments; and

          (viii) Such other instruments as shall not affect the Ratings;

PROVIDED, HOWEVER, that such obligation or security is held for a temporary period pursuant to Section 1.860G-2(g)(1) of the Treasury Regulations, and that such period can in no event exceed thirteen months.

     In no event shall an instrument be an Eligible Investment if such instrument (a) evidences a right to receive only interest payments with respect to the obligations underlying such instrument or (b) has been purchased at a price greater than the outstanding principal balance of such instrument.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     EVENT OF DEFAULT: Any event of default as specified in Section 7.01.

     EXCESS LIQUIDATION PROCEEDS: With respect to any Distribution Date, the excess, if any, of aggregate Liquidation Proceeds in the preceding month over the amount that would have been received if a Payoff had been made on the last day of such month with respect to each Mortgage Loan which became a Liquidated Mortgage Loan during such month.

     FDIC: Federal Deposit Insurance Corporation, or any successor thereto.

     FHA: Federal Housing Administration, or any successor thereto.

     FHLB: Federal Home Loan Bank of San Francisco, or any successor thereto.

     FHLMC: Federal Home Loan Mortgage Corporation, or any successor thereto.

     FINAL MATURITY DATE: February 25, 2027.

     FITCH: Fitch Investors Service, L.P., provided that at any time it be a Rating Agency.

     FNMA: Federal National Mortgage Association, or any successor thereto.

     FRAUD COVERAGE: During the period prior to the first anniversary of the Cut-Off Date, the Fraud Coverage Initial Amount reduced by Fraud Losses allocated to the Certificates; during the period from the first anniversary of the Cut-Off Date to (but not including) the fifth anniversary of the Cut-Off Date, the amount of the Fraud Coverage on the most recent previous anniversary of the Cut-Off Date (calculated in accordance with the second sentence of this definition) reduced by Fraud Losses allocated to the Certificates since such anniversary; and during the period on and after the fifth anniversary of the Cut-Off Date, Fraud Coverage will be zero. On each anniversary of the Cut-Off Date, Fraud Coverage shall be reduced to the lesser of (i) on the first, second, third, and fourth anniversaries of the Cut-Off Date, 1.0% of the aggregate principal balance of the Mortgage Loans as of the Due Date in the preceding month and (ii) the excess of the Fraud Coverage Initial Amount over cumulative Fraud Losses allocated to the Certificates to date. Fraud Coverage may be reduced upon written confirmation from the Rating Agency that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agency.

     FRAUD COVERAGE INITIAL AMOUNT: $2,970,038.

     FRAUD LOSS: The occurrence of a loss on a Mortgage Loan arising from any action, event or state of facts with respect to such Mortgage Loan which, because it involved or arose out of any dishonest, fraudulent, criminal, negligent or knowingly wrongful act, error or omission by the Mortgagor, originator (or assignee thereof) of such Mortgage Loan, Lender, a Servicer or the

Master Servicer, would result in an exclusion from, denial of, or defense to coverage which otherwise would be provided by a Primary Insurance Policy.

     INDIRECT DTC PARTICIPANTS: Entities such as banks, brokers, dealers or trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly.

     INSURANCE PROCEEDS: Amounts paid or payable by the insurer under any Primary Insurance Policy or any other insurance policy (including any replacement policy permitted under this Agreement) covering any Mortgage Loan or Mortgaged Property, including, without limitation, any hazard insurance policy required pursuant to Section 3.07, any title insurance policy required pursuant to Section 2.03, and any FHA insurance policy or VA guaranty.

     INTEREST DISTRIBUTION AMOUNT: On any Distribution Date, for any Class of Certificates, the amount of interest accrued on the respective Class Principal Balance or, with respect to the Class X Certificates, the Class X Notional Amount, at 1/12th of the related Remittance Rate for such Class during the Prior Period, before giving effect to allocations of Realized Losses for the Prior Period or distributions to be made on such Distribution Date, reduced by Uncompensated Interest Shortfall and the interest portion of Realized Losses allocated to such Class pursuant to the definitions of "Uncompensated Interest Shortfall" and "Realized Loss," respectively. The Interest Distribution Amount for the Class P Certificates on any Distribution Date shall equal zero.

     INVESTMENT ACCOUNT: The commingled account (which shall be commingled only with investment accounts related to series of pass-through certificates with a class of certificates which has a rating equal to the highest of the Ratings of the Certificates) maintained by the Master Servicer in the trust department of the Investment Depository pursuant to Section 3.03 and which bears a designation acceptable to the Rating Agency.

     INVESTMENT DEPOSITORY: Chemical Bank, New York, New York or another bank or trust company designated from time to time by the Master Servicer. The Investment Depository shall at all times be an Eligible Institution.

     JUNIOR SUBORDINATE CERTIFICATES: The Class B-4, Class B-5 and Class B-6 Certificates, collectively.

     LENDER: An institution from which the Company purchased any Mortgage Loan pursuant to a Selling and Servicing Contract.

     LIQUIDATED MORTGAGE LOAN: A Mortgage Loan as to which the Master Servicer or the applicable Servicer has determined in accordance with its customary servicing practices that all amounts which it expects to recover from or on account of such Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds or otherwise have been recovered. For purposes of this definition, acquisition of a Mortgaged Property by the Trust Fund shall not constitute final liquidation of the related Mortgage Loan.

     LIQUIDATION PRINCIPAL: The principal portion of Liquidation Proceeds received (exclusive of the portion thereof attributable to distributions to the Class P Certificates pursuant to clause (I)(i) of the definition of "Certificate Distribution Amount" herein) with respect to each Mortgage Loan which became a Liquidated Mortgage Loan (but not in excess of the principal balance thereof) during the Prior Period.

     LIQUIDATION PROCEEDS: Amounts after deduction of amounts reimbursable under
Section 3.05(a)(i) and (ii) received and retained in connection with the liquidation of defaulted Mortgage Loans, whether through foreclosure or otherwise, other than Insurance Proceeds.

     LOAN-TO-VALUE RATIO: The original principal amount of a Mortgage Loan divided by the Original Value; however, references to "current Loan-to-Value Ratio" shall mean the then current Principal Balance of a Mortgage Loan divided by the Original Value.

     LOCKOUT PERCENTAGE: For any Distribution Date occurring prior to the Distribution Date in February 2002, 0%; and for any Distribution Date occurring on or after the Distribution Date in February 2002, 100%

     MASTER SERVICER: The Company, or any successor Master Servicer appointed as provided pursuant to Section 7.02, acting to service and administer the Mortgage Loans pursuant to Section 3.01.

     MASTER SERVICING FEE: The fee charged by the Master Servicer for supervising the mortgage servicing and advancing certain expenses, equal to a per annum rate set forth for each Mortgage Loan in Exhibit D on the outstanding Principal Balance of such Mortgage Loan, payable monthly from the Certificate Account.

     MONTHLY P&I ADVANCE: An advance of funds by the Master Servicer pursuant to
Section 4.03 or a Servicer pursuant to its Selling and Servicing Contract to cover delinquent principal and interest installments.

     MONTHLY PAYMENT: The scheduled payment of principal and interest on a Mortgage Loan (including any amounts due from a Buydown Fund, if any) which is due on the related Due Date for such Mortgage Loan.

     MORTGAGE: The mortgage, deed of trust or other instrument securing a Mortgage Note.

     MORTGAGE FILE: The following documents or instruments with respect to each Mortgage Loan transferred and assigned pursuant to Section 2.01, (X) with respect to each Mortgage Loan that is not a Cooperative Loan:

          (i) The original Mortgage Note endorsed to "First Bank National Association, as Custodian/Trustee, without recourse" or to "First Bank National Association, as trustee for the benefit of the Holders from time to time of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-1, without recourse" and all intervening endorsements evidencing a complete chain of endorsements from the originator to the Trustee, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note, together with an original lost note affidavit from the originator of the related Mortgage Loan or the Company stating that the original
     Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note; in the event the Mortgage Notes or the assignments referred to in Section (iii)(2) of this definition of "Mortgage File" are endorsed or executed in blank as of the Closing Date, the Company shall, within 45 days of the Closing Date, cause such Mortgage Notes or assignments to be endorsed or executed pursuant to the terms set forth herein;

          (ii) The Buydown Agreement, if applicable;

          (iii) A Mortgage that is either

               (1) the original recorded Mortgage with recording information thereon for the jurisdiction in which the Mortgaged Property is located, together with a Mortgage assignment thereof in recordable form to "First Bank National Association, as Custodian/Trustee" or to "First Bank National Association, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-1" and all intervening assignments evidencing a complete chain of assignment, from the originator to the name holder or the payee endorsing the related Mortgage Note; or

               (2) a copy of the Mortgage which represents a true and correct reproduction of the original Mortgage and which has either been certified (i) on the face thereof by the public recording office in the appropriate jurisdiction in which the Mortgaged Property is located, or (ii) by the originator or Lender as a true and correct copy the original of which has been sent for recordation and an original Mortgage assignment thereof duly executed and acknowledged in recordable form to "First Bank National Association, as Custodian/Trustee" or to "First Bank National Association, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-1" and all intervening assignments evidencing a complete chain of assignment from the originator to the name holder or the payee endorsing the related Mortgage Note;

          (iv) A copy of (a) the title insurance policy, or (b) in lieu thereof, a title insurance binder, a copy of an attorney's title opinion, certificate or other evidence of title acceptable to the Company;

          (v) For any Mortgage Loan for which a Primary Insurance Policy is in effect as of the Cut-Off Date, as shown on the Mortgage Loan Schedule, and except for those Mortgage Loans identified in Exhibit N hereto, if any, an original commitment for, or certificate of, primary insurance issued by the applicable insurer; and

          (vi) For any Mortgage Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment.

and (Y) with respect to each Cooperative Loan:

          (i) the original Mortgage Note endorsed to "First Bank National Association, as Custodian/Trustee" or to "First Bank National
     Association, as Trustee for the Holders
     of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-1" and all intervening endorsements evidencing a complete chain of endorsements, from the originator to the Trustee, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note, together with an original lost note affidavit from the originator of the related Mortgage Loan or the Company stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

          (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

          (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

          (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

          (v) The Security Agreement;

          (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

          (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

          (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

          (ix) An executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans; and

          (x) For any Cooperative Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment.

     MORTGAGE INTEREST RATE: For any Mortgage Loan, the per annum rate at which interest accrues on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

     MORTGAGE LOAN SCHEDULE: The schedule, as amended from time to time, of Mortgage Loans attached hereto as Exhibit D, which shall set forth as to each Mortgage Loan the following, among other things:

          (i) its loan number,

          (ii) the address of the Mortgaged Property,

          (iii) the name of the Mortgagor,

          (iv) the Original Value of the property subject to the Mortgage,

          (v) the Principal Balance as of the Cut-Off Date,

          (vi) the Mortgage Interest Rate borne by the Mortgage Note,

          (vii) whether a Primary Insurance Policy is in effect as of the Cut-Off Date,

          (viii) the maturity of the Mortgage Note, and

          (ix) the Servicing Fee and Master Servicing Fee.

     MORTGAGE LOANS: With respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, and, with respect to each Mortgage Loan other than a Cooperative Loan, the Mortgages and the related Mortgage Notes, each transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

     MORTGAGE NOTE: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

     MORTGAGE POOL: All of the Mortgage Loans.

     MORTGAGED PROPERTY: With respect to any Mortgage Loan, other than a Cooperative Loan, the real property, together with improvements thereto, and, with respect to any Cooperative Loan, the related Cooperative Stock and Cooperative Lease, securing the indebtedness of the Mortgagor under the related Mortgage Loan.

     MORTGAGOR: The obligor on a Mortgage Note.

     NONRECOVERABLE ADVANCE: Any advance which the Master Servicer shall determine to be a Nonrecoverable Advance pursuant to Section 4.04 and which was, or is proposed to be, made by (i) the Master Servicer or (ii) a Servicer pursuant to its Selling and Servicing Contract.

     NON-U.S. PERSON: A Person that is not a U.S. Person.

     OTS: The Office of Thrift Supervision, or any successor thereto.


     OFFICER'S CERTIFICATE: A certificate signed by the Chairman of the Board, the President, a Vice President, or the Treasurer of the Master Servicer and delivered to the Trustee.

     OPINION OF COUNSEL: A written opinion of counsel, who shall be reasonably acceptable to the Trustee and who may be counsel for the Company or the Master Servicer.

     ORIGINAL VALUE: With respect to any Mortgage Loan other than a Mortgage Loan originated for the purpose of refinancing an existing mortgage debt, the lesser of (a) the Appraised Value of the Mortgaged Property at the time the Mortgage Loan was originated or (b) the purchase price paid for the Mortgaged Property by the Mortgagor. With respect to a Mortgage Loan originated for the purpose of refinancing existing mortgage debt, the Original Value shall be equal to the Appraised Value of the Mortgaged Property at the time the Mortgage Loan was originated.

     OWNERSHIP INTEREST: As defined in Section 5.01(b).

     PASS-THROUGH ENTITY: As defined in Section 5.01(b).

     PASS-THROUGH RATE: For each Mortgage Loan, a rate equal to the Mortgage Interest Rate for such Mortgage Loan less the applicable per annum percentage rates related to each of the Servicing Fee and the Master Servicing Fee. For each Mortgage Loan, any calculation of monthly interest at such rate shall be based upon annual interest at such rate (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid Principal Balance of the related Mortgage Loan divided by twelve, and any calculation of interest at such rate by reason of a Payoff shall be based upon annual interest at such rate on the outstanding Principal Balance of the related Mortgage Loan multiplied by a fraction, the numerator of which is the number of days elapsed from the Due Date of the last scheduled payment of principal and interest to, but not including, the date of such Payoff, and the denominator of which is (a) for Payoffs received on a Due Date, 360, and (b) for all other Payoffs, 365.

     PAYING AGENT: Any paying agent appointed by the Trustee pursuant to Section 8.12.

     PAYOFF: Any Mortgagor payment of principal on a Mortgage Loan equal to the entire outstanding Principal Balance of such Mortgage Loan, if received in advance of the last scheduled Due Date for such Mortgage Loan and accompanied by an amount of interest equal to accrued unpaid interest on the Mortgage Loan to the date of such payment-in-full.

     PAYOFF EARNINGS: For any Distribution Date with respect to each Mortgage Loan on which a Payoff was received by the Master Servicer during the Payoff Period, the aggregate of the interest earned by the Master Servicer from investment of each such Payoff from the date of receipt of such Payoff until the Business Day immediately preceding the related Distribution Date (net of investment losses).

     PAYOFF INTEREST: For any Distribution Date with respect to a Mortgage Loan for which a Payoff was received on or after the first calendar day of the month of such Distribution Date and before the 15th calendar day of such month, an amount of interest thereon at the applicable Pass-Through Rate from the first day of the month of distribution through the day of receipt thereof; to the extent (together with Payoff Earnings and the aggregate Master Servicing Fee) not required to be distributed as Compensating Interest on such Distribution Date, Payoff Interest shall be payable to the Master Servicer as additional servicing compensation.

     PAYOFF PERIOD: With respect to the first Distribution Date, the period from the Cut-Off Date through February 14, 1997, inclusive; and with respect to any Distribution Date thereafter, the period from the 15th day of the Prior Period through the 14th day of the month of such Distribution Date, inclusive.

     PERCENTAGE INTEREST: (a) With respect to the right of each Certificate of a particular Class in the distributions allocated to such Class, "Percentage Interest" shall mean the percentage undivided beneficial ownership interest evidenced by such Certificate of such Class, which percentage shall equal:

          (i) with respect to any Regular Interest Certificate (other than the Class X Certificates), its Certificate Principal Balance divided by the applicable Class Principal Balance;

          (ii) with respect to the Class X Certificates, the portion of the Class X Notional Amount evidenced by such Certificate divided by the Class X Notional Amount; and

          (iii) with respect to the Class R Certificates, the percentage set forth on the face of such Certificate.

     (b) With respect to the rights of each Certificate in connection with Sections 5.09, 7.01, 8.01(c), 8.02, 8.07, 10.01 and 10.03, "Percentage Interest"
shall mean the percentage undivided beneficial interest evidenced by such Certificate in the Trust Fund, which for purposes of such rights only shall equal:

          (i) with respect to any Certificate (other than the Class X Certificates), the product of (x) ninety-nine percent (99%) and (y) the percentage calculated by dividing its Certificate Principal Balance by the Aggregate Certificate Principal Balance; PROVIDED, HOWEVER, that the percentage in (x) above shall be increased by one percent (1%) upon the retirement of the Class X Certificates; and

          (ii) with respect to any Class X Certificate, one percent (1%) of such Certificate's Percentage Interest as calculated by paragraph (a)(ii) of this definition.

     PERMITTED TRANSFEREE: With respect to the holding or ownership of any Residual Certificate, any Person other than (i) the United States, a State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers" cooperatives described in Code Section 521) which is exempt from the taxes imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v) any Person from whom the Trustee has not received an affidavit to the effect that it is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Code, and (vi) any other Person so designated by the Company based upon an Opinion of Counsel that the transfer of an Ownership Interest in a Residual Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation shall not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

     PERSON: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     PREMIUM RATE MORTGAGE LOANS: The Mortgage Loans having Pass-Through Rates in excess of 7.750% per annum.

     PREPAID MONTHLY PAYMENT: Any Monthly Payment received prior to its scheduled Due Date, which is intended to be applied to a Mortgage Loan on its scheduled Due Date and held in the related Custodial Account for P&I until the Withdrawal Date following its scheduled Due Date.

     PRIMARY INSURANCE POLICY: A policy of mortgage guaranty insurance, if any, on an individual Mortgage Loan, providing coverage as required by Section 2.03(xi).

     PRINCIPAL BALANCE: At the time of any determination, the principal balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-Off Date, after deduction of all principal payments due on or before the Cut-Off Date and not paid, reduced by all amounts distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Mortgage Loan.

     In the case of a Substitute Mortgage Loan, "Principal Balance" shall mean, at the time of any determination, the principal balance of such Substitute Mortgage Loan transferred to the Trust Fund on the date of substitution, reduced by all amounts distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Substitute Mortgage Loan.

     The Principal Balance of a Mortgage Loan (including a Substitute Mortgage
Loan) shall not be adjusted solely by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period. Whenever a Realized Loss has been incurred with respect to a Mortgage Loan during a calendar month, the Principal Balance of such Mortgage Loan shall be reduced by the amount of such Realized Loss as of the Distribution Date next following the end of such calendar month after giving effect to the allocation of Realized Losses and distributions of principal to the Certificates.

     PRINCIPAL PAYMENT: Any payment of principal on a Mortgage Loan other than a Principal Prepayment.

     PRINCIPAL PAYMENT AMOUNT: On any Distribution Date, the sum of (i) the scheduled principal payments on the Mortgage Loans due on the related Due Date,
(ii) the principal portion of repurchase proceeds received with respect to any Mortgage Loan, which was repurchased by the Company pursuant to a Purchase Obligation or as permitted by this Agreement during the Prior Period, and (iii) any other unscheduled payments of principal which were received during the Prior Period, other than Payoffs, Curtailments and Liquidation Principal.

     PRINCIPAL PREPAYMENT: Any payment of principal on a Mortgage Loan which constitutes a Payoff or a Curtailment.


     PRINCIPAL PREPAYMENT AMOUNT: On any Distribution Date, the sum of (i) Curtailments received during the Prior Period and (ii) Payoffs received during the Payoff Period.

     PRIOR PERIOD: The calendar month immediately preceding any Distribution
Date.

     PRO RATA ALLOCATION: The allocation of the interest and principal portions of Realized Losses among or between specified Classes of Certificates as follows: the principal portion of Realized Losses to the outstanding Classes of Certificates, other than the Class P Certificates, pro rata according to their respective Class Principal Balances (except if the loss is recognized with respect to a Class P Mortgage Loan, in which event the Class P Fraction of such loss will first be allocated to the Class P Certificates and then the remainder of such loss will be allocated as described above to the other outstanding Classes of Certificates); and for the interest portion of Realized Losses, pro rata according to the amount of interest accrued on each such Class of Certificates (other than the Class P Certificates), in reduction thereof, and then pro rata according to the respective Class Principal Balances of each such Class of Certificates, in reduction thereof.

     PURCHASE OBLIGATION: An obligation of the Company to repurchase Mortgage Loans under the circumstances and in the manner provided in Section 2.02 or
Section 2.03.

     PURCHASE PRICE: With respect to any Mortgage Loan to be purchased pursuant to a Purchase Obligation, an amount equal to the sum of the Principal Balance thereof, and unpaid accrued interest thereon, if any, to the last day of the calendar month in which the date of repurchase occurs at a rate equal to the applicable Pass-Through Rate; provided, however, that no Mortgage Loan shall be purchased or required to be purchased pursuant to Section 2.03, or more than two years after the Closing Date under Section 2.02, unless (a) the Mortgage Loan to be purchased is in default, or default is in the judgment of the Company reasonably imminent, or (b) the Company, at its expense, delivers to the Trustee an Opinion of Counsel to the effect that the purchase of such Mortgage Loan will not give rise to a tax on a prohibited transaction, as defined in Section 860F(a) of the Code; provided, further, that in the case of clause (b) above, the Company will use its reasonable efforts to obtain such Opinion of Counsel if such opinion is obtainable.

     QUALIFIED INSURER: A mortgage guaranty insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located if such qualification is necessary to issue the applicable insurance policy or bond, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided by the Primary Insurance Policies and approved as an insurer by FHLMC or FNMA and the Master Servicer. A Qualified Insurer must have the rating required by the Rating Agency.

     RATING AGENCY: Initially, each of S&P and Fitch, thereafter, each nationally recognized statistical rating organization that has rated the Certificates at the request of the Company, or their respective successors in interest.

     RATINGS: As of any date of determination, the ratings, if any, of the Certificates as assigned by the Rating Agency.

     REALIZED LOSS: For any Distribution Date, with respect to any Mortgage Loan which became a Liquidated Mortgage Loan during the related Prior Period, the sum of (i) the principal balance of such Mortgage Loan remaining outstanding and the principal portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the principal portion of such Realized Loss), and (ii) the accrued interest on such Mortgage Loan remaining unpaid and the interest portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the interest portion of such Realized Loss). For any Distribution Date, with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the related Due Date.

     Except for Special Hazard Losses in excess of Special Hazard Coverage, Fraud Losses in excess of Fraud Coverage and Bankruptcy Losses in excess of Bankruptcy Coverage, Realized Losses shall be allocated among the Certificates
(i) for Realized Losses allocable to principal (a) first, to the Class B-6 Certificates, until the Class B-6 Principal Balance has been reduced to zero,
(b) second, to the Class B-5 Certificates, until the Class B-5 Principal Balance has been reduced to zero, (c) third, to the Class B-4 Certificates, until the Class B-4 Principal Balance has been reduced to zero, (d) fourth, to the Class B-3 Certificates, until the Class B-3 Principal Balance has been reduced to zero, (e) fifth, to the Class B-2 Certificates, until the Class B-2 Principal Balance has been reduced to zero, (f) sixth, to the Class B-1 Certificates, until the Class B-1 Principal Balance has been reduced to zero, and (g) seventh, to the Senior Certificates (other than the Class P Certificates) pro rata to such Classes of Senior Certificates according to their Class Principal Balances in reduction of their respective Class Principal Balances; PROVIDED, HOWEVER, that if the loss is recognized with respect to a Class P Mortgage Loan, the Class P Fraction of such loss will first be allocated to the Class P Certificates and the remainder of such loss will be allocated as described above in this clause (i), and (ii) for Realized Losses allocable to interest (a) first, to the Class B-6 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B-6 Principal Balance, (b) second, to the Class B-5 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B-5 Principal Balance,
(c) third, to the Class B-4 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B-4 Principal Balance, (d) fourth, to the Class B-3 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B-3 Principal Balance, (e) fifth, to the Class B-2 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B-2 Principal Balance, (f) sixth, to the Class B-1 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B-1 Principal Balance, and
(g) seventh, to the Senior Certificates (other than the Class P Certificates) pro rata according to accrued but unpaid interest thereon and then pro rata according to their Class Principal Balances in reduction of their respective Class Principal Balances.

     Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage, and Bankruptcy Losses in excess of the Bankruptcy Coverage shall be allocated among all Classes of Certificates by Pro Rata Allocation.

     RECORD DATE: The last Business Day of the month immediately preceding the month of the related Distribution Date.

     REGULAR INTEREST CERTIFICATES: The Certificates, other than the Class R Certificates.

     REMIC: A real estate mortgage investment conduit, as such term is defined in the Code.

     REMIC PROVISIONS: Sections 860A through 860G of the Code, related Code provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

     REMITTANCE RATE: For each Class of Certificates, the per annum rate set forth as the Remittance Rate for such Class in the Preliminary Statement hereto.

     RESIDUAL CERTIFICATES: The Class R Certificates, which are being issued in a single class. The Class R Certificates are hereby designated the sole Class of "residual interests" in the REMIC related to the Trust Fund for purposes of
Section 860G(a)(2) of the Code.

     RESIDUAL DISTRIBUTION AMOUNT: On any Distribution Date, any portion of the Available Distribution Amount remaining after all distributions to the Certificates. Upon termination of the obligations created by this Agreement and the Trust Fund created hereby, the amounts which remain on deposit in the Certificate Account after payment to the Certificateholders of the amounts set forth in Section 9.01 of this Agreement, and subject to the conditions set forth therein.

     RESPONSIBLE OFFICER: When used with respect to the Trustee, any officer assigned to and working in its Corporate Trust Department or similar group and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., provided that at any time it be a Rating Agency.

     SECURITIES ACT: The Securities Act of 1933, as amended.

     SECURITY AGREEMENT: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Stock.

     SELLING AND SERVICING CONTRACT: (a) The contract (including the PNC Mortgage Securities Corp. Selling Guide and PNC Mortgage Securities Corp. Servicing Guide to the extent incorporated by reference therein) between the Master Servicer and a Person relating to the sale of the Mortgage Loans to the Company and the servicing of such Mortgage Loans, on behalf of the Master Servicer for the benefit of the Certificateholders, which contract is substantially in the form of Exhibit E hereto, as such contract may be amended or modified; provided, however, that any such amendment or modification shall not materially adversely affect the interests and rights of Certificateholders; and (b) any other similar contract providing substantially similar rights and benefits as those provided by the form of contract attached as Exhibit E hereto.

     SENIOR CERTIFICATES: The Class A, Class P, Class X and Class R Certificates, collectively.

     SENIOR LIQUIDATION AMOUNT: The aggregate, for each Mortgage Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of: (i) the Senior Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class P Fraction thereof, if applicable), and (ii) the Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

     SENIOR PERCENTAGE: With respect to any Distribution Date, the sum of the Class Principal Balances of the Senior Certificates (reduced by the Class P Principal Balance) divided by the aggregate Class Principal Balance of all Classes of Certificates (reduced by the Class P Principal Balance), in each case, immediately prior to such Distribution Date.


     SENIOR PREPAYMENT PERCENTAGE: (i) On any Distribution Date occurring before the Distribution Date in the month of the fifth anniversary of the first Distribution Date, 100%; (ii) on any other Distribution Date on which the Senior Percentage for such Distribution Date exceeds the initial Senior Percentage as of the Cut-Off Date, 100%; and (iii) on any other Distribution Date in each of the months of the fifth anniversary of the first Distribution Date and thereafter, 100%, unless:

     (a) the mean aggregate Principal Balance of Mortgage Loans which are 60 or more days delinquent (including loans in foreclosure and property held by the Trust Fund) for each of the immediately preceding six calendar months is less than or equal to 50% of the mean aggregate of the Class Principal Balances of the Class B Certificates for each of such calendar months, and

     (b) cumulative Realized Losses on the Mortgage Loans allocated to the Class B Certificates are less than or equal to (1) for any Distribution Date before the month of the sixth anniversary of the month of the first Distribution Date, 30% of the sum of the Class Principal Balances of the Class B Certificates as of the Cut-Off Date, (2) for any Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, 35% of the sum of the Class Principal Balances of the Class B Certificates as of the Cut-Off Date, (3) for any Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, 40% of the sum of the Class Principal Balances of the Class B Certificates as of the Cut-Off Date, (4) for any Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, 45% of the sum of the Class Principal Balances of the Class B Certificates as of the Cut-Off Date, and (5) for any Distribution Date in or after the month of the ninth anniversary of the month of the first Distribution Date, 50% of the sum of the Class Principal Balances of the Class B Certificates as of the Cut-Off Date,

in which case, as follows: (1) for any such Distribution Date in or after the month of the fifth anniversary of the month of the first Distribution Date but before the sixth anniversary of the month of the first Distribution Date, the Senior Percentage for such Distribution Date plus 70% of the Subordinate Percentage for such Distribution Date; (2) for any such Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, the Senior Percentage for such Distribution Date plus 60% of the Subordinate Percentage for such Distribution Date; (3) for any such Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, the Senior Percentage for such Distribution Date plus 40% of the Subordinate Percentage for such Distribution Date; (4) for any such Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, the Senior Percentage for such Distribution Date plus 20% of the Subordinate Percentage for such Distribution Date; and (5) for any such Distribution Date thereafter, the Senior Percentage for such Distribution Date.

     If on any Distribution Date the allocation to the Senior Certificates (other than the Class P Certificates) of Principal Prepayments in the percentage required would reduce the sum of the Class Principal Balances of the Senior Certificates (other than the Class P Certificates) below zero, the Senior Prepayment Percentage for such Distribution Date shall be limited to the percentage necessary to reduce such sum to zero. Notwithstanding the foregoing, however, on each Distribution Date, the Class P Certificates will receive the Class P Fraction of all principal payments, including, without limitation, Principal Prepayments, received in respect of each Class P Mortgage Loan.

     SENIOR PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of (a) the Senior Percentage of the Principal Payment Amount (exclusive of the portion thereof attributable to principal distributions to the Class P Certificates pursuant to clause (I)(i) of the definition of "Certificate Distribution Amount"), (b) the Senior Prepayment Percentage of the Principal Prepayment Amount (exclusive of the portion thereof attributable to principal distributions to the Class P Certificates pursuant to clause (I)(i) of the definition of "Certificate Distribution Amount") and (c) the Senior Liquidation Amount.

     SENIOR SUBORDINATE CERTIFICATES: The Class B-1, Class B-2 and Class B-3 Certificates, collectively.

     SERVICER: A mortgage loan servicing institution to which the Master Servicer has assigned servicing duties with respect to any Mortgage Loan under a Selling and Servicing Contract; provided, however, the Master Servicer may designate itself or one or more other mortgage loan servicing institutions as Servicer upon termination of an initial Servicer's servicing duties.

     SERVICING FEE: For each Mortgage Loan, the fee paid to the Servicer thereof to perform primary servicing functions for the Master Servicer with respect to such Mortgage Loan, equal to the per annum rate set forth for each Mortgage Loan in the Mortgage Loan Schedule on the outstanding Principal Balance of such Mortgage Loan.

     SERVICING OFFICER: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

     SPECIAL HAZARD COVERAGE: The Special Hazard Coverage Initial Amount less Special Hazard Losses allocated to the Certificates and the amount of any scheduled reduction in the amount of Special Hazard Coverage as follows: on each anniversary of the Cut-Off Date, the Special Hazard Coverage shall be reduced, but not increased, to an amount equal to the lesser of (1) the greatest of
(a) the aggregate principal balance of the Mortgage Loans located in the single California zip code area containing the largest aggregate principal balance of the Mortgage Loans, (b) 1% of the aggregate unpaid principal balance of the Mortgage Loans and (c) twice the unpaid principal balance of the largest single Mortgage Loan, in each case calculated as of the Due Date in the immediately preceding month, and (2) the Special Hazard Coverage Initial Amount as reduced by the Special Hazard Losses allocated to the Certificates since the Cut-Off Date. Special Hazard

Coverage may be reduced upon written confirmation from the Rating Agency that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agency.

     SPECIAL HAZARD COVERAGE INITIAL AMOUNT: $1,997,375.

     SPECIAL HAZARD LOSS: The occurrence of any direct physical loss or damage to a Mortgaged Property not covered by a standard hazard maintenance policy with extended coverage which is caused by or results from any cause except: (i) fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, vandalism, aircraft, vehicles, smoke, sprinkler leakage, except to the extent of that portion of the loss which was uninsured because of the application of a co-insurance clause of any insurance policy covering these perils; (ii) normal wear and tear, gradual deterioration, inherent vice or inadequate maintenance of all or part thereof; (iii) errors in design, faulty workmanship or materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss; (iv) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by this definition of Special Hazard Loss; (v) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (a) by any government of sovereign power (DE JURE or DE FACTO), or by an authority maintaining or using military, naval or air forces, (b) by military, naval or air forces, or (c) by an agent of any such government, power, authority or forces; (vi) any weapon of war employing atomic fission or radioactive force whether in time of peace or war;
(vii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such occurrence; or (viii) seizure or destruction under quarantine or customs regulations, or confiscation by order of any government or public authority.

     STEP DOWN PERCENTAGE: For any Distribution Date, the percentage indicated below:

          Distribution Date Occurring In               Step Down Percentage
          ------------------------------               --------------------

          February 1997 through January 2002                  0%
          February 2002 through January 2003                 30%
          February 2003 through January 2004                 40%
          February 2004 through January 2005                 60%
          February 2005 through January 2006                 80%
          February 2006 and thereafter                      100%

     STRIPPED INTEREST RATE: For each Mortgage Loan, the excess, if any, of the Pass-Through Rate on such Mortgage Loan over 7.750%.

     SUBORDINATE CERTIFICATES: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, collectively.

     SUBORDINATE LIQUIDATION AMOUNT: The excess, if any, of the aggregate of Liquidation Principal for all Mortgage Loans which became Liquidated Mortgage Loans during the Prior Period, over the related Senior Liquidation Amount for such Distribution Date.

     SUBORDINATE PERCENTAGE: On any Distribution Date, the excess of 100% over the Senior Percentage for such Distribution Date.

     SUBORDINATE PREPAYMENT PERCENTAGE: On any Distribution Date, the excess of 100% over the Senior Prepayment Percentage for such Distribution Date; provided, however, that if the aggregate of the Class Principal Balances of the Senior Certificates (other than the Class P Certificates) has been reduced to zero, then the Subordinate Prepayment Percentage shall equal 100%.

     SUBORDINATE PRINCIPAL DISTRIBUTION AMOUNT: On any Distribution Date, the excess of (A) the sum of (a) the Subordinate Percentage of the Principal Payment Amount (exclusive of the portion thereof attributable to principal distributions to the Class P Certificates pursuant to clause (I)(i) of the definition of "Certificate Distribution Amount"), (b) the Subordinate Prepayment Percentage of the Principal Prepayment Amount (exclusive of the portion thereof attributable to principal distributions to the Class P Certificates pursuant to clause (I)(i) of the definition of "Certificate Distribution Amount") and (c) the Subordinate Liquidation Amount over (B) the amounts required to be distributed to the Class P Certificates pursuant to clauses (I)(v) and (I)(vi) of the definition of "Certificate Distribution Amount" on such Distribution Date. On any Distribution Date, the Subordinate Principal Distribution Amount shall be allocated pro rata, by Class Principal Balance, among the Classes of Subordinate Certificates and paid in the order of distribution to such Classes pursuant to clause (I) of the definition of "Certificate Distribution Amount" herein. Notwithstanding the foregoing, on any Distribution Date prior to distributions on such date, if the Subordination Level for any Class of Subordinate Certificates is less than such percentage as of the Cut-Off Date, the pro rata portion of the Subordinate Principal Distribution Amount otherwise allocable to the Class or Classes junior to such Class will be distributed to the most senior Class of the Subordinate Certificates for which the Subordination Level is less than such percentage as of the Cut-Off Date, and to the Classes of Subordinate Certificates senior thereto, pro rata according to the Class Principal Balances of such Classes. For purposes of this definition and the definition of "Subordination Level," the relative seniority, from highest to lowest, of the Classes of Subordinate Certificates shall be as follows: Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6.

     SUBORDINATION LEVEL: On any specified date, with respect to any of the Class B Certificates, the percentage obtained by dividing the sum of the Class Principal Balances of the Classes of Certificates which are subordinate in right of payment to such Class (provided that no Class of Certificates shall be subordinate in right of payment to the Class B-6 Certificates) by the aggregate of the Class Principal Balances of all Classes of Certificates as of such date prior to giving effect to distributions of principal or interest or allocations of Realized Losses on the Mortgage Loans on such date.

     SUBSTITUTE MORTGAGE LOAN: As defined in Section 2.02.

     TAX MATTERS PERSON: The Holder of the Class R Certificate issued hereunder having an Authorized Denomination of 0.01% or any Permitted Transferee of such Class R Certificateholder. If the Tax Matters Person becomes a Disqualified Organization, the last preceding Holder of such Authorized Denomination of the Class R Certificate that is not a Disqualified Organization shall be Tax Matters Person pursuant to Section 5.01(c). If any Person is appointed as tax matters person by the Internal Revenue Service pursuant to the Code, such Person shall be Tax Matters Person.

     TERMINATION DATE: As defined in Section 9.01(b).

     TERMINATION PAYMENT: As defined in Section 9.01(b).

     TRANSFER: As defined in Section 5.01(b).

     TRANSFEREE: As defined in Section 5.01(b).

     TRANSFEREE AFFIDAVIT AND AGREEMENT: As defined in Section 5.01(c)(i)(B).

     TRUST FUND: The corpus of the trust created pursuant to Section 2.01 of this Agreement. The Trust Fund consists of (i) the Mortgage Loans and all rights pertaining thereto; (ii) such assets as from time to time may be held by the Trustee (or its duly appointed agent) in the Certificate Account or the Investment Account (except amounts representing the Master Servicing Fee or the Servicing Fee); (iii) such assets as from time to time may be held by Servicers in a Custodial Account for P&I related to the Mortgage Loans (except amounts representing the Master Servicing Fee or the Servicing Fee); (iv) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure or, in the case of a Cooperative Loan, a similar form of conversion, after the Cut-Off Date; and (v) amounts paid or payable by the insurer under any FHA insurance policy or any Primary Insurance Policy and proceeds of any VA guaranty and any other insurance policy related to any Mortgage Loan or the Mortgage Pool.

     TRUSTEE: First Bank National Association, or its successor-in-interest as provided in Section 8.09, or any successor trustee appointed as herein provided.

     UNCOLLECTED INTEREST: With respect to any Distribution Date for any Mortgage Loan on which a Payoff was made by a Mortgagor during the related Payoff Period, except for Payoffs received during the period from the first through the 14th day of the month of such Distribution Date, an amount equal to one month's interest at the applicable Pass-Through Rate on such Mortgage Loan less the amount of interest actually paid by the Mortgagor with respect to such Payoff.

     UNCOMPENSATED INTEREST SHORTFALL: For any Distribution Date, the excess, if any, of (i) the sum of (a) aggregate Uncollected Interest and (b) aggregate Curtailment Shortfall over (ii) Compensating Interest, which excess shall be allocated to each Class of Certificates pro rata according to the amount of interest accrued thereon in reduction thereof.

     UNDERWRITER:  Donaldson, Lufkin & Jenrette Securities Corporation.

     UNDERWRITING STANDARDS: The underwriting standards of the Company, Chase Home Mortgage Corporation, Old Kent Mortgage Co., First Union Mortgage Corporation, HomeSide Lending Inc. or Weyerhaeuser Mortgage Inc., as applicable.

     UNINSURED CAUSE: Any cause of damage to a Mortgaged Property, the cost of the complete restoration of which is not fully reimbursable under the hazard insurance policies required to be maintained pursuant to Section 3.07.

     U.S. PERSON: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

     VA: The Department of Veterans Affairs, formerly known as the Veterans Administration, or any successor thereto.

     WITHDRAWAL DATE: Any day during the period commencing on the 18th day of the month of the related Distribution Date (or if such day is not a Business Day, the immediately preceding Business Day) and ending on the last Business Day prior to the 21st day of the month of such Distribution Date.


                                   ARTICLE II

         CONVEYANCE OF THE TRUST FUND; REMIC ELECTION AND DESIGNATIONS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01.  CONVEYANCE OF THE TRUST FUND; REMIC ELECTION AND
DESIGNATIONS.

     Concurrently with the execution and delivery hereof, the Company does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Trustee, in trust for the benefit of the Certificateholders, without recourse, all the Company's right, title and interest in and to the Trust Fund, including but not limited to all scheduled payments of principal and interest due after the Cut-Off Date and received by the Company with respect to the Mortgage Loans at any time, and all Principal Prepayments received by the Company after the Cut-Off Date (such transfer and assignment by the Company to be referred to herein as the "Conveyance"). The Trustee hereby accepts the trust created hereby and acknowledges that it holds the Mortgage Loans for the benefit of the Holders of the Certificates issued pursuant to this Agreement. It is the express intent of the parties hereto that the Conveyance of the Trust Fund to the Trustee by the Company as provided in this Section 2.01 be, and be construed as, an absolute sale of the Trust Fund. It is, further, not the intention of the parties that such Conveyance be deemed a pledge of the Trust Fund by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the Trust Fund is held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the Trust Fund, then

          (a) this Agreement shall be deemed to be a security agreement;

          (b) the Conveyance provided for in this Section 2.01 shall be deemed to be a grant by the Company to the Trustee of a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:

               (I) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and uncertificated securities consisting of, arising from or relating to any of the property described in (x) and (y) below: (x) the Mortgage Loans including the Mortgage Notes, related Mortgages, Cooperative Stock Certificates, Cooperative Leases, and title, hazard and primary mortgage insurance policies identified on the Mortgage Loan Schedule as defined herein, including all Substitute Mortgage Loans, and all distributions with respect thereto payable on and after the Cut-Off Date; and (y) the Certificate Account, the Investment Account, the Custodial Accounts for P&I and the Custodial Accounts for Reserves, including all property therein and all income from the investment of funds therein (including any accrued discount realized on liquidation of any investment purchased at a discount);

               (II) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, uncertificated securities, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

               (III) All cash and non-cash proceeds of the collateral described in (I) and (II) above;

          (c) the possession by the Trustee of the Mortgage Notes, the Mortgages, the Security Agreements, Assignments of Proprietary Lease, Cooperative Stock Certificates, Cooperative Leases and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof) as in force in the relevant jurisdiction; and

          (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

     The Company and the Trustee at the direction of the Company shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

     In connection with the sale, transfer and assignment referred to in the first paragraph of this Section 2.01, the Company, concurrently with the execution and delivery hereof, does deliver to, and deposit with, or cause to be delivered to and deposited with, the Trustee or Custodian the Mortgage Files.

     Concurrently with the execution and delivery hereof, the Company shall cause assignments of the Mortgage Loans to the Trustee to be recorded or filed, except in states where, in the opinion of counsel admitted to practice in such state acceptable to the Company, the Trustee and the Rating Agency submitted in lieu of such recording or filing, such recording or filing is not required to protect the Trustee's interest in the Mortgage Loans against creditors of, or against sale, further assignments, satisfaction or discharge by, the Lender, a Servicer, the Company or the Master Servicer, and the Company shall cause to be filed the Form UCC-3 assignment and Form UCC-1 financing statement referred to in clause (Y)(vii) and (ix), respectively, of the definition of "Mortgage File." In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements, if necessary, with regard to each financing statement and assignment relating to Cooperative Loans.

     In instances where the original recorded Mortgage or any intervening assignment thereof (recorded or in recordable form) cannot be delivered by the Company to the Trustee prior to or concurrently with the execution and delivery hereof (due to a delay on the part of the recording office), the Company may, in lieu of delivering such original documents, deliver to the Trustee a fully legible reproduction of the original Mortgage or intervening assignment provided that the related Lender or originator certifies on the face of such reproduction(s) or copy as follows: "Certified true and correct copy of original which has been transmitted for recordation." For purposes hereof, transmitted for recordation means having been mailed or otherwise delivered for recordation to the appropriate authority. In all such instances, the Company shall transmit the original recorded Mortgage and any intervening assignments with evidence of recording thereon (or a copy of such original Mortgage or intervening assignment certified by the applicable recording office)(collectively, "Recording Documents") to the Trustee within 270 days after the execution and delivery hereof. In instances where, due to a delay on the part of the recording office where any such Recording Documents have been delivered for recordation, the Recording Documents cannot be delivered to the Trustee within 270 days after execution and delivery hereof, the Company shall deliver to the Trustee within such time period a certificate (a "Company Officer's Certificate") signed by the Chairman of the Board, President, any Vice President or Treasurer of the Company stating the date by which the Company expects to receive such Recording Documents from the applicable recording office. In the event that Recording Documents have still not been received by the Company and delivered to the Trustee by the date specified in its previous Company Officer's Certificate delivered to the Trustee, the Company shall deliver to the Trustee by such date an additional Company Officer's Certificate stating a revised date by which the Company expects to receive the applicable Recording Documents. This procedure shall be repeated until the Recording Documents have been received by the Company and delivered to the Trustee.

     In instances where, due to a delay on the part of the title insurer, a copy of the title insurance policy for a particular Mortgage Loan cannot be delivered to the Trustee prior to or concurrently with the execution and delivery hereof, the Company shall provide a copy of such title insurance policy to the Trustee within 90 days after the Company's receipt of the Recording Documents necessary to issue such title insurance policy. In addition, the Company shall, subject to the limitations set forth in the preceding sentence, provide to the Trustee upon request therefor a duplicate title insurance policy for any Mortgage Loan.

     For Mortgage Loans for which the Company has received a Payoff after the Cut-Off Date and prior to the date of execution and delivery hereof, the Company, in lieu of delivering the above documents, herewith delivers to the Trustee a certification of a Servicing Officer of the nature set forth in
Section 3.10.

     The Trustee is authorized, with the Master Servicer's consent, to appoint any bank or trust company approved by and unaffiliated with each of the Company and the Master Servicer as Custodian of the documents or instruments referred to above in this Section 2.01, and to enter into a Custodial Agreement for such purpose, provided, however, that the Trustee shall be and remain liable for the acts of any such Custodian only to the extent that it is responsible for its own acts hereunder.

     The Company and the Trustee agree that the Company, as agent for the Tax Matters Person, shall, on behalf of the Trust Fund, elect to treat the Trust Fund as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of the REMIC constituted by the Trust Fund for its first taxable year.

     The Closing Date is hereby designated as the "startup day" of the REMIC constituted by the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

     The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to the Trust Fund are hereby designated as "regular interests" for purposes of Section 860G(a)(1) of the Code. The Class R Certificates are being issued in a single Class, which is hereby designated as the sole class of "residual interests" in the Trust Fund for purposes of Section 860G(a)(2) of the Code.

     The parties intend that the affairs of the Trust Fund formed hereunder shall constitute, and that the affairs of the Trust Fund shall be conducted so as to qualify the Trust Fund as a REMIC. In furtherance of such intention, the Company covenants and agrees that it shall act as agent for the Tax Matters Person (and the Company is hereby appointed to act as agent for such Tax Matters Person) on behalf of the Trust Fund and that in such capacity it shall:
(a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year and using an accrual method of accounting for the Trust Fund when and as required by the REMIC Provisions and other applicable federal income tax laws; (b) make an election, on behalf of the trust, for the Trust Fund to be treated as a REMIC on the federal tax return of the Trust Fund for its first taxable year, in accordance with the REMIC Provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and the Trustee, all information reports as and when required to be provided to them in accordance with the REMIC Provisions, and make available the information necessary for the application of Section 860E(e) of the Code; (d) conduct the affairs of the Trust Fund at all times that any Certificates are outstanding so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the Trust Fund; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified by the Trust Fund for any such prohibited transaction penalty taxes if the Company's failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

     Following the Closing Date, neither the Company nor the Trustee shall accept any contributions of assets to the Trust Fund unless the Company and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust Fund to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     The Trustee and the Master Servicer shall promptly provide the Company with such information as the Company may from time to time request for the purpose of enabling the Company to prepare tax returns.

     In the event that a Mortgage Loan is discovered to have a defect which, had such defect been discovered before the startup day, would have prevented the Mortgage Loan from being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, and the Company does not repurchase such Mortgage Loan within 90 days of such date, the Master Servicer, on behalf of the Trustee, shall within 90 days of the date such defect is discovered sell such Mortgage Loan at such price as the Master Servicer in its sole discretion, determines to be the greatest price that will result in the purchase thereof within 90 days of such date, unless the Master Servicer delivers to the Trustee an Opinion of Counsel to the effect that continuing to hold such Mortgage Loan will not adversely affect the status of the electing portion of the Trust Fund as a REMIC for federal income tax purposes.


     In the event that any tax is imposed on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code and not paid by the Company pursuant to clause (f) of the third preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Class R Certificateholders. Notwithstanding anything to the contrary contained herein, the Trustee is hereby authorized to retain from amounts otherwise distributable to the Class R Certificateholders on any Distribution Date sufficient funds to reimburse the Company in its capacity as agent for the Tax Matters Person for the payment of such tax (upon the written request of the Company, to the extent reimbursable, and to the extent that the Company has not been previously reimbursed therefor).

     Section 2.02. ACCEPTANCE BY TRUSTEE. The Trustee acknowledges receipt (or with respect to any Mortgage Loan subject to a Custodial Agreement, receipt by the Custodian thereunder) of the documents (or certified copies thereof as specified in Section 2.01) referred to in Section 2.01 above, but without having made the review required to be made within 45 days pursuant to this
Section 2.02, and declares that as of the Closing Date it holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, and the Trust Fund, as Trustee in trust, upon the trust herein set forth, for the use and benefit of the Holders from time to time of the Certificates. The Trustee agrees, for the benefit of the Certificateholders, to review or cause the Custodian to review each Mortgage File within 45 days after the Closing Date and deliver to the Company a certification in the form attached as Exhibit M hereto, to the effect that all documents required (in the case of instruments described in clauses (X)(vi) and (Y)(x) of the definition of "Mortgage File," known by the Trustee to be required) pursuant to the third paragraph of Section 2.01 have been executed and received, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule. In performing such review, the Trustee may rely upon the purported genuineness and due execution of any such document, and on the purported genuineness of any signature thereon. The Trustee shall not be required to make any independent examination of any documents contained in each Mortgage File beyond the review specifically required herein. The Trustee makes no representations as to:
(i) the validity, legality, enforceability or genuineness of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any Mortgage Loan. If the Trustee finds any document or documents constituting a part of a Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, the Trustee shall promptly so notify the Company. The Company hereby covenants and agrees that, if any such defect cannot be corrected or cured, the Company shall, not later than 60 days after the Trustee's notice to it respecting such defect, within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), either (i) repurchase the related Mortgage Loan from the Trustee at the Purchase Price, or (ii) substitute for any Mortgage Loan to which such defect relates a different mortgage loan (a "Substitute Mortgage Loan") which is a "qualified replacement mortgage" (as defined in the Code) and, (iii) after such three-month or two-year period, as applicable, the Company shall repurchase the Mortgage Loan from the Trustee at the Purchase Price but only if the Mortgage Loan is in default or default is, in the judgment of the Company, reasonably imminent. If such defect would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence, repurchase or substitution must occur within the sooner of
(i) 90 days from the date the defect was discovered or (ii) in the case of substitution, two years from the Closing Date.

     Such Substitute Mortgage Loan shall mature no later than, and not more than two years earlier than, have a principal balance and Loan-to-Value Ratio equal to or less than, and have a Pass-Through Rate on the date of substitution equal to or no more than 1% greater than the Mortgage Loan being substituted for. If the aggregate of the principal balances of the Substitute Mortgage Loans substituted for a Mortgage Loan is less than the Principal Balance of such Mortgage Loan, the Company shall pay the difference in cash to the Trustee for deposit into the Certificate Account, and such payment by the Company shall be treated in the same manner as proceeds of the repurchase by the Company of a Mortgage Loan pursuant to this Section 2.02. Furthermore, such Substitute Mortgage Loan shall otherwise have such characteristics so that the representations and warranties of the Company set forth in Section 2.03 hereof would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. A Substitute Mortgage Loan may be substituted for a defective Mortgage Loan whether or not such defective Mortgage Loan is itself a Substitute Mortgage Loan.

     The Purchase Price for each repurchased Mortgage Loan shall be deposited by the Company in the Certificate Account and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release to the Company the related

Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company or its designee or assignee title to any Mortgage Loan released pursuant hereto. The obligation of the Company to repurchase or substitute any Mortgage Loan as to which such a defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders or the Trustee on behalf of the Certificateholders.

     Section 2.03. REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONCERNING THE MORTGAGE LOANS. The Company hereby represents and warrants to the Trustee that:

          (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished;

          (ii) As of the Closing Date, other than with respect to Cooperative Loans, each Mortgage is a valid and enforceable (subject to Section 2.03(xvi)) first lien on an unencumbered estate in fee simple in the related Mortgaged Property subject only to (a) liens for current real property taxes and special assessments; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the Mortgage Loan; (c) exceptions set forth in the title insurance policy relating to such Mortgage, such exceptions being acceptable to mortgage lending institutions generally; and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage;

          (iii) As of the Closing Date, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any encumbrance or lien, and immediately upon the transfer and assignment herein contemplated, the Trustee shall have good title to, and will be the sole legal owner of, each Mortgage Loan, free and clear of any encumbrance or lien (other than any lien under this Agreement);

          (iv) As of the day prior to the Cut-Off Date, all payments due on each Mortgage Loan had been made and no Mortgage Loan had been delinquent (I.E., was more than 30 days past due) more than once in the preceding 12 months and any such delinquency lasted for no more than 30 days;

          (v) As of the Closing Date, there is no late assessment for delinquent taxes outstanding against any Mortgaged Property;

          (vi) As of the Closing Date, there is no offset, defense or counterclaim to any Mortgage Note, including the obligation of the Mortgagor to pay the unpaid principal or interest on such Mortgage Note except to the extent that the Buydown Agreement for a Buydown Loan forgives certain indebtedness of a Mortgagor;

          (vii) As of the Closing Date, each Mortgaged Property is free of damage and in good repair, ordinary wear and tear excepted;

          (viii) Each Mortgage Loan at the time it was made complied with all applicable state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure and recording laws;

          (ix) Each Mortgage Loan was originated by a savings association, savings bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority or by a mortgagee approved by the FHA and will be serviced by an institution which meets the servicer eligibility requirements established by the Company;

          (x) As of the Closing Date, each Mortgage Loan (except the Cooperative Loans) is covered by an ALTA form or CLTA form of mortgagee title insurance policy or other form of policy of insurance which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC, and has been issued by, and is the valid and binding obligation of, a title insurer which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC and qualified to do business in the state in which the related Mortgaged Property is located. Such policy insures the originator of the Mortgage Loan, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan subject to the exceptions set forth in such policy. Such policy is in full force and effect and will be in full force and effect and inure to the benefit of the Certificateholders upon the consummation of the transactions contemplated by this Agreement and no claims have been made under such policy, and no prior holder of the related Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such policy;

          (xi) As of the Closing Date, each Mortgage Loan which had a Loan-to-Value Ratio at the time of the origination of the Mortgage Loan in excess of 80% was covered by a Primary Insurance Policy or an FHA insurance policy or a VA guaranty, and such policy or guaranty is valid and remains in full force and effect, except for any Mortgage Loan for which the outstanding Principal Balance thereof at any time subsequent to origination was 80% or less of the then current value of the related Mortgaged Property (as determined by an appraisal obtained subsequent to origination);

          (xii) As of the Closing Date, all policies of insurance required by this Agreement or by a Selling and Servicing Contract have been validly issued and remain in full force and effect, including such policies covering the Company or any Servicer;

          (xiii) As of the Closing Date, each insurer issuing a Primary Insurance Policy holds a rating acceptable to the Rating Agency;

          (xiv) Each Mortgage was documented by appropriate FNMA/FHLMC mortgage instruments in effect at the time of origination, or other instruments approved by the Company;

          (xv) As of the Closing Date, other than with respect to a Cooperative Loan, the Mortgaged Property securing each Mortgage is improved with a one- to four-family dwelling unit, including units in a duplex, condominium project, townhouse, a planned unit development or a de minimis planned unit development;

          (xvi) As of the Closing Date, each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by laws affecting the enforcement of creditors" rights generally and principles of equity;

          (xvii) As of the date of origination, as to Mortgaged Properties which are units in condominiums or planned unit developments, all of such units met FNMA or FHLMC requirements, are located in a condominium or planned unit development projects which have received FNMA or FHLMC approval, or are approvable by FNMA or FHLMC;

          (xviii) None of the Mortgage Loans is a Buydown Loan;

          (xix) As of the Cut-Off Date, based solely on representations of the Mortgagors obtained at the origination of the related Mortgage Loans, all but approximately 1.2% (by Principal Balance) of the Mortgage Loans will be secured by owner-occupied Mortgaged Properties which are the primary residences of the related Mortgagors, approximately 0.5% (by Principal Balance) of the Mortgage Loans will be secured by owner-occupied Mortgaged Properties which were second or vacation homes of the Mortgagors and approximately 0.7% (by Principal Balance) of the Mortgage Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors; and no more than 0.4% (by Principal Balance) of the Mortgage Loans will be secured by interests in Cooperative Apartments;

          (xx) Prior to origination or refinancing, an appraisal of each Mortgaged Property was made by an appraiser on a form satisfactory to FNMA or FHLMC;

          (xxi) The Mortgage Loans have been underwritten substantially in accordance with the applicable Underwriting Standards;

          (xxii) The information in the Current Report on Form 8-K prepared by the Company in connection with the Mortgage Loans is correct in every material respect;

          (xxiii) All of the Mortgage Loans have due-on-sale clauses; by the terms of the Mortgage Notes, however, the due on sale provisions may not be exercised at the time of a transfer if prohibited by law;

          (xxiv) The Company used no adverse selection procedures in selecting the Mortgage Loans from among the outstanding fixed-rate conventional mortgage loans purchased by it which were available for inclusion in the Mortgage Pool and as to which the representations and warranties in this Section 2.03 could be made;

          (xxv) With respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

          (xxvi) Each Cooperative Loan is secured by a valid, subsisting and enforceable perfected first lien and security interest in the related Cooperative Stock securing the related Mortgage Note, subject only to (a) liens of the Cooperative for unpaid assessments representing the Mortgagor's pro rata share of the Cooperative"s payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject, and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement;

          (xxvii) With respect to any Mortgage Loan as to which an affidavit has been delivered to the Trustee certifying that the original Mortgage Note is a Destroyed Mortgage Note, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Trustee will not be materially adversely affected by the absence of the original Mortgage Note;

          (xxvii) As of the date of origination, no Mortgage Loan had a Loan-to-Value Ratio in excess of 125%; and

          (xxviii) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations
     Section 1.860G-2(a)(1).


     It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian, as the case may be, and shall continue throughout the term of this Agreement. Upon discovery by any of the Company, the Master Servicer, the Trustee or the Custodian of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loans, the Company, the Master Servicer, the Trustee or the Custodian, as the case may be, discovering such breach shall give prompt written notice to the others. Within 90 days of its discovery or its receipt of notice of breach, the Company shall repurchase, subject to the limitations set forth in the definition of "Purchase Price," or substitute for the affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof from the Trustee, unless it has cured such breach in all material respects. After the end of the three-month period beginning on the "start-up day," any such substitution shall be made only if the Company provides to the Trustee an Opinion of Counsel reasonably satisfactory to the Trustee that each Substitute Mortgage Loan will be a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Code. Such substitution shall be made in the manner and within the time limits set forth in
Section 2.02. Any such repurchase by the Company shall be accomplished in the manner and at the Purchase Price, if applicable, but shall not be subject to the time limits, set forth in Section 2.02. It is understood and agreed that the obligation of the Company to provide such substitution or to make such repurchase of any affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders.

     Section 2.04. AUTHENTICATION OF THE CERTIFICATES. The Trustee acknowledges the transfer and assignment to it of the property constituting the Trust Fund, but without having made the review required to be made within 45 days pursuant to Section 2.02, and, as of the Closing Date, shall cause to be authenticated and delivered to or upon the order of the Company, in exchange for the property constituting the Trust Fund, the Certificates in Authorized Denominations evidencing the entire beneficial ownership interest in the Trust Fund and relating to the Mortgage Loans.


                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

     Section 3.01. THE COMPANY TO ACT AS MASTER SERVICER. The Company shall act as Master Servicer to service and administer the Mortgage Loans on behalf of the Trustee and for the benefit of the Certificateholders in accordance with the terms hereof and in the same manner in which, and with the same care, skill, prudence and diligence with which, it services and administers similar mortgage loans for other portfolios, and shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable, including, without limitation, the power and authority to bring actions and defend the Trust Fund on behalf of the Trustee in order to enforce the terms of the Mortgage Notes. The Master Servicer may perform its master servicing responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder and the Master Servicer shall diligently pursue all of its rights against such agents or independent contractors.

     The Master Servicer shall make reasonable efforts to collect or cause to be collected all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any Primary Insurance Policy, any FHA insurance policy or VA guaranty, any hazard insurance policy, and federal flood insurance, cause to be followed such collection procedures as are followed with respect to mortgage loans comparable to the Mortgage Loans and held in portfolios of responsible mortgage lenders in the local areas where each Mortgaged Property is located. The Master Servicer shall enforce "due-on-sale" clauses with respect to the Mortgage Loans, to the extent permitted by law, subject to the provisions set forth in Section 3.08.

     Consistent with the foregoing, the Master Servicer may in its discretion
(i) waive or cause to be waived any assumption fee or late payment charge in connection with the prepayment of any Mortgage Loan and (ii) only upon determining that the coverage of any applicable insurance policy or guaranty related to a Mortgage Loan will not be materially adversely affected, arrange a schedule, running for no more than 180 days after the first delinquent Due Date, for payment of any delinquent installment on any Mortgage Note or for the liquidation of delinquent items. The Master Servicer shall have the right, but not the obligation, to repurchase any delinquent Mortgage Loan 90 days after the first delinquent Due Date for an amount equal to its Purchase Price; PROVIDED, HOWEVER, that the aggregate Purchase Price of Mortgage Loans so repurchased shall not exceed one-half of one percent (0.50%) of the aggregate Principal Balance of all Mortgage Loans as of the Cut-Off Date.

     The Master Servicer is hereby authorized and empowered by the Trustee to execute and deliver or cause to be executed and delivered on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release, discharge or modification, assignments of Mortgages and endorsements of Mortgage Notes in connection with refinancings (in jurisdictions where such assignments are the customary and usual standard of practice of mortgage lenders) and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Trustee shall furnish the Master Servicer, at the Master Servicer's direction, with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to carry out its supervisory, servicing and administrative duties under this Agreement.

     The Master Servicer and each Servicer shall obtain (to the extent generally commercially available from time to time) and maintain fidelity bond and errors and omissions coverage acceptable to FNMA or FHLMC with respect to their obligations under this Agreement and the applicable Selling and Servicing Contract, respectively. The Master Servicer or each Servicer, as applicable, shall establish escrow accounts for, or pay when due (by means of an advance), any tax liens in connection with the Mortgaged Properties that are not paid by the Mortgagors when due to the extent that any such payment would not constitute a Nonrecoverable Advance when made. Notwithstanding the foregoing, the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code (including any proposed, temporary or final regulations promulgated thereunder) (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment or in a default situation) and cause the REMIC to fail to qualify as such under the Code. The Master Servicer shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that the Trust Fund would not fail to continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on the REMIC as a result thereof.

     Section 3.02. CUSTODIAL ACCOUNTS. The Master Servicer shall cause to be established and maintained Custodial Accounts for P&I, Buydown Fund Accounts (if any) and special Custodial Accounts for Reserves and shall deposit or cause to be deposited therein daily the amounts related to the Mortgage Loans required by the Selling and Servicing Contracts to be so deposited. Proceeds received with respect to individual Mortgage Loans from any title, hazard, or FHA insurance policy, VA guaranty, Primary Insurance Policy, or other insurance policy covering such

Mortgage Loans shall be deposited first in the Custodial Account for Reserves if required for the restoration or repair of the related Mortgaged Property. Proceeds from such insurance policies not so deposited in the Custodial Account for Reserves shall be deposited in the Custodial Account for P&I, and shall be applied to the balances of the related Mortgage Loans as payments of interest and principal.

     The Master Servicer is hereby authorized to make withdrawals from and to draft the Custodial Accounts for P&I and the Custodial Accounts for Reserves for the purposes required or permitted by this Agreement. The Custodial Accounts for P&I and the Custodial Account for Reserves shall each bear a designation clearly showing the respective interests of the applicable Servicer, as trustee, and of the Master Servicer, in substantially one of the following forms:

          (a) With respect to the Custodial Account for P&I: (i) [Servicer"s Name], as agent, trustee and/or bailee of principal and interest custodial account for PNC Mortgage Securities Corp., its successors and assigns, for various owners of interests in PNC Mortgage Securities Corp. mortgage-backed pools or (ii) [Servicer's Name] in trust for PNC Mortgage Securities Corp.;

          (b) With respect to the Custodial Account for Reserves: (i) [Servicer's Name], as agent, trustee and/or bailee of taxes and insurance custodial account for PNC Mortgage Securities Corp., its successors and assigns for various mortgagors and/or various owners of interests in PNC Mortgage Securities Corp. mortgage-backed pools or (ii) [Servicer's Name] in trust for PNC Mortgage Securities Corp. and various Mortgagors.

     The Master Servicer hereby undertakes to assure remittance to Certificateholders of all amounts relating to Mortgage Loans that have been collected by any Servicer and are due to the Certificateholders pursuant to
Section 4.01 of this Agreement.

     Section 3.03.  THE INVESTMENT ACCOUNT; ELIGIBLE INVESTMENTS.

     (a) Not later than the Withdrawal Date, the Master Servicer shall withdraw or direct the withdrawal of funds in the Custodial Accounts for P&I, for deposit in the Certificate Account or Investment Account at the Master Servicer"s option, in an amount representing:

          (i) Scheduled installments of principal and interest on the Mortgage Loans received or advanced by the applicable Servicer which were due on the Due Date prior to such Withdrawal Date, net of Servicing Fees due the applicable Servicer and less any amounts to be withdrawn later by the applicable Servicer from the applicable Buydown Fund Accounts;

          (ii) Payoffs and the proceeds of other types of liquidations of Mortgage Loans received by the applicable Servicer for such Mortgage Loans during the applicable period, with interest to the date of Payoff or liquidation less any amounts to be withdrawn later by the applicable Servicer from the applicable Buydown Fund Accounts; and

          (iii) Curtailments received by the applicable Servicer in the Prior Period.

     In addition, the Master Servicer may, at its option, withdraw or direct the withdrawal, for deposit in the Investment Account, of any funds in the Certificate Account to be distributed on the related Distribution Date.

     At its option, the Master Servicer may invest funds withdrawn from the Custodial Accounts for P&I, as well as any Buydown Funds, Insurance Proceeds and Liquidation Proceeds previously received by the Master Servicer (including amounts paid by the Company in respect of any Purchase Obligation or its substitution obligations set forth in Section 2.02 or Section 2.03 or in connection with the exercise of the option to terminate this Agreement pursuant to Section 9.01) for its own account and at its own risk, during any period prior to their deposit in the Certificate Account. Such funds, as well as any funds which were withdrawn from the Custodial Accounts for P&I on or before the Withdrawal Date, but not yet deposited into the Certificate Account, shall immediately be deposited by the Master Servicer with the Investment Depository in an Investment Account in the name of the Master Servicer and the Trustee for investment only as set forth in this Section 3.03. The Master Servicer shall bear any and all losses incurred on any investments made with such funds and shall be entitled to retain all gains realized on such investments as additional servicing compensation. Not later than the Business Day prior to the Distribution Date, the Master Servicer shall deposit such funds, net of any gains (except Payoff Earnings) earned thereon, in the Certificate Account.

     (b) Funds held in the Investment Account shall be invested in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Distribution Date (except if such Eligible Investments are obligations of the Trustee, such Eligible Investments may mature on the Distribution Date), or (ii) such other instruments as shall be required to maintain the Ratings.

     Section 3.04.  THE CERTIFICATE ACCOUNT.

     (a) Not later than the Business Day prior to the related Distribution Date, the Master Servicer shall direct the Investment Depository to deposit the amounts previously deposited into the Investment Account (which may include a deposit of Eligible Investments) to which the Certificateholders are entitled into the Certificate Account. In addition, not later than the Business Day prior to the Distribution Date, the Master Servicer shall deposit into the Certificate Account any Monthly P&I Advances or other payments required to be made by the Master Servicer pursuant to Section 4.03 of this Agreement and any Insurance Proceeds or Liquidation Proceeds (including amounts paid by the Company in respect of any Purchase Obligation or in connection with the exercise of its option to terminate this Agreement pursuant to Section 9.01) not previously deposited in the Custodial Accounts for P&I or the Investment Account.

     (b) Funds held in the Certificate Account shall be invested at the direction of the Master Servicer in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Distribution Date (except if such Eligible Investments are obligations of the Trustee, such Eligible Investments may mature on the Distribution Date), or
(ii) such other instruments as shall be required to maintain the Ratings.

     Section 3.05. PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNT AND CUSTODIAL ACCOUNTS FOR P&I AND OF BUYDOWN FUNDS FROM THE BUYDOWN FUND ACCOUNTS.

     (a) The Master Servicer is authorized to make withdrawals, from time to time, from the Certificate Account or the Custodial Account for P&I, as applicable, of amounts deposited therein in respect of the Certificates, as follows:

          (i) To reimburse itself or the applicable Servicer for Monthly P&I Advances made pursuant to Section 4.03 or a Selling and Servicing Contract, the Master Servicer's right to reimburse itself or such Servicer pursuant to this paragraph (i) being limited to amounts received on particular Mortgage Loans (including, for this purpose, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of principal and/or interest respecting which any such Monthly P&I Advance was made;

          (ii) To reimburse itself or the applicable Servicer for amounts expended by or for the account of the Master Servicer pursuant to Section
     3.09 or amounts expended by such Servicer pursuant to the Selling and Servicing Contracts in connection with the restoration of property damaged by an Uninsured Cause or in connection with the liquidation of a Mortgage Loan;

          (iii) To pay to itself the Master Servicing Fee (net of Compensating Interest reduced by Payoff Earnings and Payoff Interest) as to which no prior withdrawals from funds deposited by the Master Servicer have been made;

          (iv) To reimburse itself or the applicable Servicer for advances which the Master Servicer has determined to be Nonrecoverable Advances;

          (v) To pay to itself reinvestment earnings deposited or earned in the Certificate Account (net of reinvestment losses) to which it is entitled and to reimburse itself for expenses incurred by and reimbursable to it pursuant to Section 6.03;

          (vi) To deposit amounts in the Investment Account representing amounts in the Certificate Account not required to be on deposit therein at the time of such withdrawal; and

     after making or providing for the above withdrawals

          (vii) To make payments to Certificateholders on behalf of the Trustee in the amounts and in the manner provided for in Section 4.01 and as otherwise required or permitted by this Agreement; and

          (viii)  To clear and terminate the Certificate Account pursuant to
     Section 9.01.

     Since, in connection with withdrawals pursuant to paragraphs (i) and (ii), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer or the applicable Servicer shall keep and maintain separate accounting for each Mortgage Loan, for the purpose of justifying any such withdrawals.

     (b) The Master Servicer (or the applicable Servicer, if such Servicer holds and maintains a Buydown Fund Account) is authorized to make withdrawals, from time to time, from the Buydown Fund Account or Custodial Account for P&I of the following amounts of Buydown Funds:

          (i) to deposit each month in the Investment Account the amount necessary to supplement payments received on Buydown Loans;

          (ii) in the event of a Payoff of any Mortgage Loan having a related Buydown Fund, to apply amounts remaining in Buydown Fund Accounts to reduce the required amount of such principal Payoff (or, if the Mortgagor has made a Payoff, to refund such remaining Buydown Fund amounts to the Person entitled thereto);

          (iii) in the event of foreclosure or liquidation of any Mortgage Loan having a Buydown Fund, to deposit remaining Buydown Fund amounts in the Investment Account as Liquidation Proceeds; and

          (iv) to clear and terminate the portion of any account representing Buydown Funds pursuant to Section 9.01.

     (c) The Trustee is authorized to make withdrawals from time to time from the Certificate Account to reimburse itself for advances it has made pursuant to
Section 7.01(a) hereof that it has determined to be Nonrecoverable Advances.

     Section 3.06. MAINTENANCE OF PRIMARY INSURANCE POLICIES; COLLECTIONS THEREUNDER. The Master Servicer and the applicable Servicer shall use their best reasonable efforts to keep in full force and effect each Primary Insurance Policy required with respect to a Mortgage Loan, in the manner set forth in the applicable Selling and Servicing Contract, until no longer required. Notwithstanding the foregoing, the Master Servicer shall have no obligation to maintain such Primary Insurance Policy for a Mortgage Loan for which the outstanding Principal Balance thereof at any time subsequent to origination was 80% or less of the value of the related Mortgaged Property (as determined by the appraisal obtained at the time of origination).

     Unless required by applicable law, neither the Master Servicer nor any Servicer shall cancel or refuse to renew any such Primary Insurance Policy in effect at the date of the initial issuance of the Certificates that is required to be kept in force hereunder; provided, however, that neither the Master Servicer nor any Servicer shall advance funds for the payment of any premium due under any Primary Insurance Policy if it shall determine that such an advance would be a Nonrecoverable Advance.

     Section 3.07. MAINTENANCE OF HAZARD INSURANCE. The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is not less than the original principal balance of such Mortgage Loan, except in cases approved by the Master Servicer in which such amount exceeds the value of the improvements to the Mortgaged Property. The Master Servicer shall also require fire insurance with extended coverage in a comparable amount on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan). Any amounts collected under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property) shall be deposited into the Custodial Account for P&I, subject to withdrawal pursuant to the applicable Selling and Servicing Contract and pursuant to Section 3.03 and Section 3.05. Any unreimbursed costs incurred in maintaining any insurance described in this Section 3.07 shall be recoverable as an advance by the Master Servicer from the Certificate Account. Such insurance shall be with insurers approved by the Master Servicer and FNMA or FHLMC. Other additional insurance may be required of a Mortgagor, in addition to that required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Where any part of any improvement to the Mortgaged Property (other than a Mortgaged Property secured by a Cooperative Loan) is located in a federally designated special flood hazard area and in a community which participates in the National Flood Insurance Program at the time of origination of the related Mortgage Loan, the Master Servicer shall cause flood insurance to be provided. The hazard insurance coverage required by this Section 3.07 may be met with blanket policies providing protection equivalent to individual policies otherwise required. The Master Servicer or the applicable Servicer shall be responsible for paying any deductible amount on any such blanket policy. The Master Servicer agrees to present, or cause to be presented, on behalf of and for the benefit of the Trustee and Certificateholders, claims under the hazard insurance policy respecting any Mortgage Loan, and in this regard to take such reasonable actions as shall be necessary to permit recovery under such policy.

     Section 3.08. ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS. When any Mortgaged Property is about to be conveyed by the Mortgagor, the Master Servicer shall, to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance, exercise on behalf of the Trustee the Trustee's rights to accelerate the maturity of such Mortgage Loan, to the extent that such acceleration is permitted by the terms of the related Mortgage Note, under any "due-on-sale" clause applicable thereto; provided, however, that the Master Servicer shall not exercise any such right if the due-on-sale clause, in the reasonable belief of the Master Servicer, is not enforceable under applicable law or if such exercise would result in non-coverage of any resulting loss that would otherwise be covered under any insurance policy. In the event the Master Servicer is prohibited from exercising such right, the Master Servicer is authorized to take or enter into an assumption and modification agreement from or with the Person to whom a Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law or unless the Mortgage Note contains a provision allowing a qualified borrower to assume the Mortgage Note, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Master Servicer enters such agreement) by any related Primary Insurance Policy. The Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original copy of such substitution or assumption agreement and other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the terms of the related Mortgage Note shall not be changed. Any fee collected by the applicable Servicer for entering into an assumption or substitution of liability agreement shall be retained by such Servicer as additional servicing compensation.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Master Servicer may be restricted by law from preventing, for any reason whatsoever.

     Section 3.09. REALIZATION UPON DEFAULTED MORTGAGE LOANS. The Master Servicer shall foreclose upon or otherwise comparably convert, or cause to be foreclosed upon or comparably converted, the ownership of any Mortgaged Property securing a Mortgage Loan which comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.01. In lieu of such foreclosure or other conversion, and taking into consideration the desirability of maximizing net Liquidation Proceeds after taking into account the effect of Insurance Proceeds upon Liquidation Proceeds, the Master Servicer may, to the extent consistent with prudent mortgage loan servicing practices, accept a payment of less than the outstanding Principal Balance of a delinquent Mortgage Loan in full satisfaction of the indebtedness evidenced by the related Mortgage Note and release the lien of the related Mortgage upon receipt of such payment. The Master Servicer shall not foreclose upon or otherwise comparably convert a Mortgaged Property if there is evidence of toxic waste, other hazardous substances or other evidence of environmental contamination thereon and the Master Servicer determines that it would be imprudent to do so. In connection with such foreclosure or other conversion, the Master Servicer shall cause to be followed such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in general mortgage servicing activities. The foregoing is subject to the provision that, in the case of damage to a Mortgaged Property from an Uninsured Cause, the Master Servicer shall not be required to advance its own funds towards the restoration of the property unless it shall be determined in the sole judgment of the Master Servicer, (i) that such restoration will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable to it through Liquidation Proceeds. The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation) as an advance. The Master Servicer shall maintain information required for tax reporting purposes regarding any Mortgaged Property which is abandoned or which has been foreclosed or otherwise comparably converted. The Master Servicer shall report such information to the Internal Revenue Service and the Mortgagor in the manner required by applicable law.

     The Trust Fund shall not acquire any real property (or personal property incident to such real property) except in connection with a default or imminent default of a Mortgage Loan. In the event that the Trust Fund acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Master Servicer within two years after its acquisition by the Master Servicer for the Trust Fund, unless the Master Servicer provides to the Trustee an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to two years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding. The Master Servicer shall manage, conserve, protect and operate each such property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) or result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of
Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the

REMIC Provisions. Pursuant to its efforts to sell such property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Master Servicer and the Certificateholders for the period prior to the sale of such property. Additionally, the Master Servicer shall perform the tax withholding and shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers" Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

     Notwithstanding any other provision of this Agreement, the Master Servicer shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Master Servicer reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding. Without limiting the foregoing, the Master Servicer agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Certificateholder that has furnished or caused to be furnished an effective Form W-8 or an acceptable substitute form or a successor form and who is not a "10 percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a "controlled foreign corporation" described in Code Section 881(c)(3)(C) with respect to the REMIC, the Trust Fund or the depositor. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholder.

     Section 3.10. TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES. Upon the Payoff or scheduled maturity of any Mortgage Loan, the Master Servicer shall cause such final payment to be immediately deposited in the related Custodial Account for P&I or the Investment Account. Upon notice thereof, the Master Servicer shall promptly notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in either such account have been so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall, not later than the fifth succeeding Business Day, release the related Mortgage File to the Master Servicer or the applicable Servicer indicated in such request. With any such Payoff or other final payment, the Master Servicer is authorized to prepare for and procure from the trustee or mortgagee under the Mortgage which secured the Mortgage Note a deed of full reconveyance or other form of satisfaction or assignment of Mortgage and endorsement of Mortgage Note in connection with a refinancing covering the Mortgaged Property, which satisfaction, endorsed Mortgage Note or assigning document shall be delivered by the Master Servicer to the person or persons entitled thereto. No expenses incurred in connection with such satisfaction or assignment shall be payable to the Master Servicer by the Trustee or from the Certificate Account, the Investment Account or the related Custodial Account for P&I. From time to time as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy, the Trustee shall, upon request of the

Master Servicer and delivery to it of a trust receipt signed by a Servicing Officer, release not later than the fifth Business Day following the date of receipt of such request the related Mortgage File to the Master Servicer or the related Servicer as indicated by the Master Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such trust receipt shall obligate the Master Servicer to return the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that herein above specified, the trust receipt shall be released by the Trustee to the Master Servicer.

     Section 3.11. COMPENSATION TO THE MASTER SERVICER AND THE SERVICERS. As compensation for its activities hereunder, the Master Servicer shall be entitled to withdraw from the Certificate Account the amounts provided for by
Section 3.05(a)(iii). The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including the Trustee's fees and shall not be entitled to reimbursement therefor, except as specifically provided herein.

     As compensation for its activities under the applicable Selling and Servicing Contract, the applicable Servicer shall be entitled to withhold or withdraw from the Custodial Account for P&I the amounts provided for in such Selling and Servicing Contract. Each Servicer is required to pay all expenses incurred by it in connection with its servicing activities under its Selling and Servicing Contract (including payment of premiums for Primary Insurance Policies, if required) and shall not be entitled to reimbursement therefor except as specifically provided in such Selling and Servicing Contract and not inconsistent with this Agreement.

     Section 3.12. REPORTS TO THE TRUSTEE; CERTIFICATE ACCOUNT STATEMENT. Not later than 15 days after each Distribution Date, the Master Servicer shall forward to the Trustee a statement, certified by a Servicing Officer, setting forth the status of the Certificate Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Certificate Account for each category of deposit specified in Section 3.04 and each category of withdrawal specified in Section 3.05, and stating that all distributions required by this Agreement have been made (or if any required distribution has not been made, specifying the nature and amount thereof). Such statement shall be provided to any Certificateholder upon request or by the Trustee to any Certificateholder at the expense of the Master Servicer and shall also, to the extent available, include information regarding delinquencies on the Mortgage Loans, indicating the number and aggregate Principal Balance of Mortgage Loans which are one, two, three or more months delinquent, the number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated and the book value of any Mortgaged Property acquired by the Trust Fund through foreclosure, deed in lieu of foreclosure or other exercise of the Trust Fund"s security interest in the Mortgaged Property.

     Section 3.13. ANNUAL STATEMENT AS TO COMPLIANCE. The Master Servicer shall deliver to the Trustee, on or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, an Officer"s Certificate stating as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statement shall be provided by the Master Servicer to Certificateholders upon request or by the Trustee (solely to the extent that such copies are available to the Trustee) at the expense of the Master Servicer, should the Master Servicer fail to so provide such copies.

     Section 3.14. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE MORTGAGE LOANS. In the event that the Certificates are legal for investment by federally-insured savings associations, the Master Servicer shall provide to the OTS, the FDIC and the supervisory agents and examiners of the OTS and the FDIC access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS or the FDIC, as applicable, and shall in any event provide such access to the documentation regarding the Mortgage Loans to the Trustee and its representatives, such access being afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it.

     Section 3.15. ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT. On or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, the Master Servicer, at its expense, shall cause a firm of independent public accountants to furnish a statement to the Trustee to the effect that, in connection with the firm's examination of the Master Servicer's financial statements as of the previous December 31, nothing came to their attention that indicated that the Master Servicer was not in compliance with Section 3.02, Section 3.03, Section 3.04, Section 3.05, Section 3.11, Section 3.12 and Section 3.13 of this Agreement, except for (i) such exceptions as such firm believes to be immaterial, and (ii) such other exceptions as are set forth in such statement.

     Section 3.16.  [RESERVED.]

     Section 3.17.  [RESERVED.]

     Section 3.18.  [RESERVED.]

     Section 3.19.  [RESERVED.]

     Section 3.20.  [RESERVED.]

     Section 3.21. ASSUMPTION OR TERMINATION OF SELLING AND SERVICING CONTRACTS BY TRUSTEE. In the event the Company or any successor Master Servicer shall for any reason no longer be the Master Servicer (including by reason of an Event of Default), the Trustee as trustee hereunder or its designee shall thereupon assume all of the rights and obligations of the Master Servicer under the Selling and Servicing Contracts with respect to the Mortgage Loans in the Mortgage Pool unless the Trustee elects to terminate the Selling and Servicing Contracts with respect to the Mortgage Loans in the Mortgage Pool in accordance with the terms thereof. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer"s interest therein with respect to the Mortgage Loans and to have replaced the Master Servicer as a party to the Selling and Servicing Contracts to the same extent as if the rights and duties under the Selling and Servicing Contracts relating to the Mortgage Loans had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Selling and Servicing Contracts with respect to the Master Servicer's duties to be performed prior to its termination hereunder.

     The Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to the Selling and Servicing Contracts and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the rights and duties under the Selling and Servicing Contracts relating to the Mortgage Loans to the assuming party.


                                   ARTICLE IV

               PAYMENTS TO CERTIFICATEHOLDERS; PAYMENT OF EXPENSES

     Section 4.01.  DISTRIBUTIONS TO CERTIFICATEHOLDERS.

     (a) On each Distribution Date, the Trustee (or any duly appointed paying agent) shall withdraw from the Certificate Account the Available Distribution Amount for such Distribution Date and shall distribute, from the amount so withdrawn, to the extent of the Available Distribution Amount, the Certificate Distribution Amount to the Certificates, in accordance with written statements received from the Master Servicer pursuant to Section 4.03(b), by wire transfer in immediately available funds for the account of, or by check mailed to, each Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register.

     (b) All reductions in the Certificate Principal Balance of a Certificate effected by distributions of principal or allocations of Realized Losses with respect to Mortgage Loans made on any Distribution Date shall be binding upon all Holders of such Certificate and of any Certificate issued upon the registration of transfer or exchange therefor or in lieu thereof, whether or not such distribution is noted on such Certificate. The final distribution of principal of each Certificate (and the final distribution with respect to the Class R Certificates upon termination of the Trust Fund) shall be payable in the manner provided above only upon presentation and surrender thereof on or after the Distribution Date therefor at the office or agency of the Certificate Registrar specified in the notice delivered pursuant to Section 4.01(c)(ii) or
Section 9.01(b).

     (c) Whenever, on the basis of Curtailments, Payoffs and Monthly Payments on the Mortgage Loans and Insurance Proceeds or Liquidation Proceeds received and expected to be received during the Prior Period, the Master Servicer has notified the Trustee that it believes that the entire remaining unpaid
Class Principal Balance of any Class of Certificates will become distributable on the next Distribution Date, the Trustee shall, no later than the 18th day of the month of such Distribution Date, mail or cause to be mailed to each Person in whose name a Certificate to be so retired is registered at the close of business on the Record Date and to the Rating Agency a notice to the effect that:

          (i) it is expected that funds sufficient to make such final distribution will be available in the Certificate Account on such Distribution Date, and

          (ii) if such funds are available, (A) such final distribution will be payable on such Distribution Date, but only upon presentation and surrender of such Certificate at the office or agency of the Certificate Registrar maintained for such purpose (the address of which shall be set forth in such notice), and (B) no interest shall accrue on such Certificate after such Distribution Date.

     Section 4.02. STATEMENTS TO CERTIFICATEHOLDERS. With each distribution from the Certificate Account on a Distribution Date, the Master Servicer shall prepare and forward to the Trustee (and to the Company if the Company is no longer acting as Master Servicer), and the Trustee shall forward to each Certificateholder, a statement setting forth, to the extent applicable: the amount of the distribution payable to the applicable Class that represents principal and the amount that represents interest, and the applicable Class Principal Balance after giving effect to such distribution.

     Upon request by any Certificateholder or the Trustee, the Master Servicer shall forward to such Certificateholder or Class R Certificateholder, the Trustee and the Company (if the Company is no longer acting as Master Servicer) an additional report which sets forth with respect to the Mortgage Loans:

          (a) The number and aggregate Principal Balance of the Mortgage Loans delinquent one, two and three months or more;

          (b) The (i) number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated, and (ii) the number and aggregate book value of Mortgaged Properties acquired through foreclosure, deed in lieu of foreclosure or other exercise of rights respecting the Trustee's security interest in the Mortgage Loans;

          (c) The amount of Special Hazard Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

          (d) The amount of Bankruptcy Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

          (e) The amount of Fraud Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date; and

          (f) The amount of Realized Losses allocable to the Certificates on the related Distribution Date and the cumulative amount of Realized Losses allocated to such Certificates since the Cut-Off Date.

     Upon request by any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A of the Securities Act.

     Section 4.03. ADVANCES BY THE MASTER SERVICER; DISTRIBUTION REPORTS TO THE TRUSTEE.

     (a) To the extent described below, the Master Servicer is obligated to advance its own funds to the Certificate Account to cover any shortfall between
(i) payments scheduled to be received in respect of the Mortgage Loans, and
(ii) the amounts actually deposited in the Certificate Account on account of such payments. The Master Servicer's obligation to make any advance or advances described in this Section 4.03 is effective only to the extent that such advance is, in the good faith judgment of the Master Servicer made on or before the Business Day immediately following the Withdrawal Date, reimbursable from Insurance Proceeds or Liquidation Proceeds of the related Mortgage Loans or recoverable as late Monthly Payments with respect to the related Mortgage Loans or otherwise.

     Prior to the close of business on the Business Day immediately following each Withdrawal Date, the Master Servicer shall determine whether or not it will make a Monthly P&I Advance on the next succeeding Distribution Date (in the event that the applicable Servicer fails to make such advances) and shall furnish a statement to the Trustee, the Paying Agent, if any, and to any Certificateholder requesting the same, setting forth the aggregate amount to be distributed on the next succeeding Distribution Date on account of principal and interest, stated separately. In the event that full scheduled amounts of principal and interest shall not have been received by or on behalf of the Master Servicer prior to such Determination Date and the Master Servicer shall have determined that a Monthly P&I Advance shall be made in accordance with this
Section 4.03, the Master Servicer shall so specify and shall specify the aggregate amount of such advance.

     In the event that the Master Servicer shall be required to make a Monthly P&I Advance, it shall on the Business Day prior to the related Distribution Date either (i) deposit in the Certificate Account an amount equal to such Monthly P&I Advance, (ii) make an appropriate entry in the records of the Certificate Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 4.03, used by the Master Servicer to make such Monthly P&I Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Monthly P&I Advance. Any funds being held for future distribution to Certificateholders and so used shall be replaced by the Master Servicer by deposit in the Certificate Account on the Business Day immediately preceding any future Distribution Date to the extent that funds in the Certificate Account on such Distribution Date shall be less than payments to Certificateholders required to be made on such date. Under each Selling and Servicing Contract, the Master Servicer is entitled to receive from the Custodial Accounts for P&I amounts received by the applicable Servicer on particular Mortgage Loans as late payments of principal and interest or as Liquidation or Insurance Proceeds and respecting which the Master Servicer has made an unreimbursed advance of principal and interest. The Master Servicer is also entitled to receive other amounts from the Custodial Accounts for P&I to reimburse itself for prior Nonrecoverable Advances respecting Mortgage Loans serviced by the applicable Servicer. The Master Servicer shall deposit these amounts in the Certificate Account prior to withdrawal pursuant to Section 3.05.

     In accordance with Section 3.05, Monthly P&I Advances are reimbursable to the Master Servicer from cash in the Certificate Account to the extent that the Master Servicer shall determine that any such advances previously made are Nonrecoverable Advances pursuant to Section 4.04.

     (b) At least three Business Days prior to each Distribution Date, the Master Servicer shall provide the Trustee with a statement regarding the amount of principal and interest, the Residual Distribution Amount and the Excess Liquidation Proceeds to be distributed to each Class of Certificates on such Distribution Date (such amounts to be determined in accordance with the definition of "Certificate Distribution Amount," Section 4.01 hereof and other related definitions set forth in Article I hereof).

     Section 4.04. NONRECOVERABLE ADVANCES. Any advance previously made by the applicable Servicer pursuant to its Selling and Servicing Contract or by the Master Servicer that the Master Servicer shall determine in its good faith judgment not to be ultimately recoverable from Insurance Proceeds or Liquidation Proceeds or otherwise of related Mortgage Loans or recoverable as late Monthly Payments with respect to related Mortgage Loans shall be a Nonrecoverable Advance. The determination by the Master Servicer that it or the applicable Servicer has made a Nonrecoverable Advance or that any advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Master Servicer delivered to the Trustee on the Determination Date and detailing the reasons for such determination. Notwithstanding any other provision of this Agreement, any insurance policy relating to the Mortgage Loans, or any other agreement relating to the Mortgage Loans to which the Company or the Master Servicer is a party, (a) the Company, the Master Servicer, and each Servicer shall not be obligated to, and shall not, make any advance that, after reasonable inquiry and in its sole discretion, the Company, the Master Servicer, or such Servicer shall determine would be a Nonrecoverable Advance, and (b) the Company, the Master Servicer, and each Servicer shall be entitled to reimbursement for any advance as provided in Section 3.05(a)(i), (ii) and (iv) of this Agreement.


                                    ARTICLE V

                                THE CERTIFICATES

     Section 5.01.  THE CERTIFICATES.

     (a) The Regular Interest Certificates and the Residual Certificates shall be substantially in the forms set forth in Exhibits A and B attached hereto, and shall be executed by the Trustee, authenticated by the Trustee (or any duly appointed Authenticating Agent) and delivered to or upon the order of the Company upon receipt by the Trustee of the documents specified in Section 2.01. The Certificates shall be issuable in Authorized Denominations evidencing Percentage Interests. Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by authorized officers of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at the time of execution the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee or any Authenticating Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     (b) The following definitions apply for purposes of this Section 5.01:
"Disqualified Organization" means any Person which is not a Permitted Transferee, but does not include any "Pass-Through Entity" which owns or holds a Residual Certificate and of which a Disqualified Organization, directly or indirectly, may be a stockholder, partner or beneficiary; "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate, and any organization to which Section 1381 of the Code applies; "Ownership Interest" means, with respect to any Residual Certificate, any ownership or security interest in such Residual Certificate, including any interest in a Residual Certificate as the Holder thereof and any other interest therein whether direct or indirect, legal or beneficial, as owner or as pledgee; "Transfer" means any direct or indirect transfer or sale of, or directly or indirectly transferring or selling any Ownership Interest in a Residual Certificate; and "Transferee" means any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

     (c) Restrictions on Transfers of the Residual Certificates to Disqualified Organizations are set forth in this Section 5.01(c).

       (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause
     (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

          (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate to a U.S. Person, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of (1) an affidavit and agreement (a "Transferee Affidavit and Agreement") attached hereto as Exhibit J from the proposed Transferee, in form and substance satisfactory to the Company, representing and warranting, among other things, that it is not a Non-U.S. Person, that such transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.01(c) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit I, from the Holder wishing to transfer the Residual Certificate, in form and substance satisfactory to the Company, representing and warranting, among other things, that no purpose of the proposed Transfer is to allow such Holder to impede the assessment or collection of tax.

          (C) Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed Transferee under clause (B) above, if the Trustee has actual knowledge that the proposed

     Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

          (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate agrees by holding or acquiring such Ownership Interest
     (i) to require a Transferee Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest and to provide a certificate to the Trustee in the form attached hereto as Exhibit J; (ii) to obtain the express written consent of the Company prior to any transfer of such Ownership Interest, which consent may be withheld in the Company's sole discretion; and (iii) to provide a certificate to the Trustee in the form attached hereto as Exhibit I.

          (ii) The Trustee shall register the Transfer of any Residual Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit J and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.

          (iii) (A) If any "disqualified organization" (as defined in
     Section 860E(e)(5) of the Code) shall become a holder of a Residual Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. If any Non-U.S. Person shall become a holder of a Residual Certificate, then the last preceding holder which is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the Transfer to such Non-U.S. Person of such Residual Certificate. If a transfer of a Residual Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.01(c) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

          (B) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the restrictions in this Section 5.01(c) and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Company shall have the right, without notice to the Holder or any prior Holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Company on such terms as the Company may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Company. Such purchaser may be the Company itself or any affiliate of the Company. The proceeds of such sale, net of the commissions (which may include commissions payable to the Company or its affiliates), expenses and taxes due, if any, shall be remitted by the Company to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Company, and the

     Company shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

          (iv) The Company, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is not a Permitted Transferee, including the information regarding "excess inclusions" of such Residual Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Section 1.860D-1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not a Permitted Transferee. Reasonable compensation for providing such information may be required by the Company from such Person.

          (v) The provisions of this Section 5.01 set forth prior to this Section (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

               (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current Ratings of the Certificates; and

               (B) an Opinion of Counsel, in form and substance satisfactory to the Company (as evidenced by a certificate of the Company), to the effect that such modification, addition to or absence of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not create a risk that (1) the Trust Fund may be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person which is not a Permitted Transferee or (2) a Certificateholder or another Person will be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted Transferee.

          (vi) The following legend shall appear on all Residual Certificates:

          ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER
          (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE,
          (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED

          ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND
          (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

          (vii) The Holder of the Class R Certificate issued hereunder having an Authorized Denomination of 0.01%, while not a Disqualified Organization, is the Tax Matters Person for the REMIC.

     (d) In the case of any Class B or Residual Certificate presented for registration in the name of an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition, the Trustee shall require (i) an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company to the effect that the purchase or holding of a Class B or Residual Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code, and will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Company or (ii) only in the case of a Class B Certificate, an officer's certificate acceptable to and in form and substance satisfactory to the Trustee and the Company to the effect that the transferee is an insurance company, the source of funds to be used by it to purchase the Class B Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60, which officer's certificate shall not be an expense of the Trustee, the Master Servicer or the Company.

     (e) No transfer, sale, pledge or other disposition of a Junior Subordinate Certificate shall be made unless such transfer, sale, pledge or other disposition is made in accordance with this Section 5.01(e) or Section 5.01(f). Each Person who, at any time, acquires any ownership interest in any Junior Subordinate Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions of this Section 5.01(e) and Section 5.01(f), as applicable. No transfer of a Junior Subordinate Certificate shall be deemed to be made in accordance with this
Section 5.01(e) unless such transfer is made pursuant to an effective registration statement under the Securities Act or unless the Trustee is provided with the certificates and an Opinion of Counsel, if required, on which the Trustee may conclusively rely, which establishes or establish to the Trustee's satisfaction that such transfer is exempt from the registration requirements under the Securities Act, as follows: In the event that a transfer is to be made in reliance upon an exemption from the Securities Act, the Trustee shall require, in order to assure compliance with the Securities Act, that the Certificateholder desiring to effect such transfer certify to the Trustee in writing, in substantially the form attached hereto as Exhibit F, the facts surrounding the transfer, with such modifications to such Exhibit F as may be appropriate to reflect the actual facts of the proposed transfer, and that the Certificateholder's proposed transferee certify to the Trustee in writing, in substantially the form attached hereto as Exhibit G, the facts surrounding the transfer, with such modifications to such Exhibit G as may be appropriate to reflect the actual facts of the proposed transfer. If such certificate of the proposed transferee does not contain substantially the substance of Exhibit G, the Trustee shall require an Opinion of Counsel satisfactory to it that such transfer may be made without registration, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Trust Fund or the Company. Such Opinion of Counsel shall allow for the forwarding, and the Trustee shall forward, a copy thereof to the Rating Agency. Notwithstanding the foregoing, any Junior Subordinate Certificate may be transferred, sold, pledged or otherwise disposed of in accordance with the requirements set forth in Section 5.01(f).

     (f) Transfers of Junior Subordinate Certificates may be made in accordance with this Section 5.01(f) if the proposed transferee of such Certificate provides the Trustee and the Company with an investment letter substantially in the form of Exhibit L attached hereto, which investment letter shall not be an expense of the Trustee or the Company, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act provided by Rule 144A. Notwithstanding the foregoing, the proposed transferee of such Certificate shall not be required to provide the Trustee or the Company with Annex 1 or Annex 2 to the form of Exhibit L attached hereto if the Company so consents prior to each such transfer. Such transfers shall be deemed to have complied with the requirements of this Section 5.01(f). The Holder of a Certificate desiring to effect such transfer does hereby agree to indemnify the Trustee, the Company, and the Certificate Registrar against any liability that may result if transfer is not made in accordance with this Agreement.

     Section 5.02. CERTIFICATES ISSUABLE IN CLASSES; DISTRIBUTIONS OF PRINCIPAL AND INTEREST; AUTHORIZED DENOMINATIONS. The aggregate principal amount of Certificates that may be authenticated and delivered under this Agreement is limited to the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, as specified in the Preliminary Statement to this Agreement, except for Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to
Section 5.03. Such aggregate principal amount shall be allocated among one or more Classes having designations, types of interests, initial per annum Remittance Rates, initial Class Principal Balances and last scheduled Distribution Dates as specified in the Preliminary Statement to this Agreement. The aggregate Percentage Interest of each Class of Certificates of which the Class Principal Balance equals zero as of the Cut-Off Date that may be authenticated and delivered under this Agreement is limited to 100%. Certificates shall be issued in Authorized Denominations.

     Section 5.03. REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES. The Trustee shall cause to be maintained at one of its offices or at its designated agent, a Certificate Register in which there shall be recorded the name and address of each Certificateholder. Subject to such reasonable rules and regulations as the Trustee may prescribe, the Certificate Register shall be amended from time to time by the Trustee or its agent to reflect notice of any changes received by the Trustee or its agent pursuant to Section 10.06. The Trustee hereby appoints itself as the initial Certificate Registrar.

     Upon surrender for registration of transfer of any Certificate at the office or agency maintained for such purpose pursuant to Section 6.05, the Trustee shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of Authorized Denominations of like Percentage Interest. At the option of the Certificateholders, Certificates may be exchanged for other Certificates in Authorized Denominations of like Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Trustee, or any Authenticating Agent, shall authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer shall (if so required by the Trustee or any Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent and duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

     A reasonable service charge may be made for any such exchange or transfer of Certificates, and the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange or transfer of Certificates.

     All Certificates surrendered for exchange or transfer shall be cancelled by the Trustee or any Authenticating Agent.

     Section 5.04. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (i) any mutilated Certificate is surrendered to the Trustee or any Authenticating Agent, or (ii) the Trustee or any Authenticating Agent receives evidence to their satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee or any Authenticating Agent such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or any Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Percentage Interest. Upon the issuance of any new Certificate under this Section 5.04, the Trustee or any Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or any Authenticating Agent) connected therewith. Any replacement Certificate issued pursuant to this Section 5.04 shall constitute complete and indefeasible evidence of ownership in the Trust Fund as if originally issued, whether or not the lost or stolen Certificate shall be found at any time.

     Section 5.05. PERSONS DEEMED OWNERS. The Company, the Master Servicer, the Trustee and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer or the Trustee shall be affected by notice to the contrary.

     Section 5.06. TEMPORARY CERTIFICATES. Upon the initial issuance of the Certificates, the Trustee may execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, temporary Certificates which are printed, lithographed, typewritten or otherwise produced, in any Authorized Denomination, of the tenor of the definitive Certificates in lieu of which they are issued and with such variations in form from the forms of the Certificates set forth as Exhibits A and B hereto as the Trustee's officers executing such Certificates may determine, as evidenced by their execution of the Certificates. Notwithstanding the foregoing, the Certificates may remain in the form set forth in this definition of "Temporary Certificates."

     If temporary Certificates are issued, the Trustee shall cause definitive Certificates to be prepared within ten Business Days of the Closing Date or as soon as practicable thereafter. After preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee to be maintained as provided in Section 5.10 hereof, without charge to the holder. Any tax or governmental charge that may be imposed in connection with any such exchange shall be borne by the Master Servicer. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver in exchange therefor a like principal amount of definitive Certificates of Authorized Denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates.

     Section 5.07. BOOK-ENTRY FOR BOOK-ENTRY CERTIFICATES. Notwithstanding the foregoing, the Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates of Authorized Denomination representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Company, except that one Book-Entry Certificate of each Class of Book-Entry Certificates may be issued in a denomination less than $1 and, if so issued, shall be held in physical certificate form directly by the holder thereof. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder shall receive a definitive certificate representing such Beneficial Holder's interest in any Class of Book-Entry Certificate, except as provided above and in Section 5.09. Each Book-Entry Certificate shall bear the following legend:

     Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of
     DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS

     WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until definitive, fully registered Book-Entry Certificates (the "Definitive Certificates") have been issued to the Beneficial Holders pursuant to Section 5.09:

          (a) the provisions of this Section 5.07 shall be in full force and effect with respect to the Book-Entry Certificates;

          (b) the Master Servicer and the Trustee may deal with the Clearing Agency for all purposes with respect to the Book-Entry Certificates (including the making of distributions on the Book-Entry Certificates) as the sole Certificateholder;

          (c) to the extent that the provisions of this Section 5.07 conflict with any other provisions of this Agreement, the provisions of this Section
     5.07 shall control; and

          (d) the rights of the Beneficial Holders shall be exercised only through the Clearing Agency and the DTC Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the DTC Participants. Pursuant to the Depositary Agreement, unless and until Definitive Certificates are issued pursuant to Section 5.09, the initial Clearing Agency will make book-entry transfers among the DTC Participants and receive and transmit distributions of principal and interest on the related Class of Book-Entry Certificates to such DTC Participants.

     For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing a specified Percentage Interest, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning Book-Entry Certificates evidencing the requisite Percentage Interest represented by the Book-Entry Certificates. The Clearing Agency may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

     Section 5.08. NOTICES TO CLEARING AGENCY. Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 5.09, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency which shall give such notices and communications to the related DTC Participants in accordance with its applicable rules, regulations and procedures.

     Section 5.09. DEFINITIVE CERTIFICATES. If (a) the Master Servicer notifies the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities under the Depositary Agreement with respect to the Book-Entry Certificates and the Trustee or the Master Servicer is unable to locate a qualified successor, (b) the Master Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Book-Entry Certificates through the Clearing Agency or (c) after the occurrence of an Event of Default, Certificateholders holding Book-Entry Certificates evidencing Percentage Interests aggregating not less than 66% of the aggregate Class Principal Balance of such

Certificates advise the Trustee and the Clearing Agency through DTC Participants in writing that the continuation of a book-entry system with respect to the Book-Entry Certificates through the Clearing Agency is no longer in the best interests of the Certificateholders with respect to such Certificates, the Trustee shall notify all Certificateholders of Book-Entry Certificates of the occurrence of any such event and of the availability of Definitive Certificates. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for all of the Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.

     Section 5.10. OFFICE FOR TRANSFER OF CERTIFICATES. The Trustee shall maintain in New York, New York, an office or agency where Certificates may be surrendered for registration of transfer or exchange. First Trust of New York, National Association, 100 Wall Street, Suite 1600, New York, New York 10005,
Attention:  Glenn Anderson, is initially designated for said purposes.


                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

     Section 6.01. LIABILITY OF THE COMPANY AND THE MASTER SERVICER. The Company and the Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company or the Master Servicer, as applicable, herein.

     Section 6.02. MERGER OR CONSOLIDATION OF THE COMPANY OR THE MASTER SERVICER. Any corporation into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company or the Master Servicer shall be a party, or any corporation succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 6.03. LIMITATION ON LIABILITY OF THE COMPANY, THE MASTER SERVICER AND OTHERS. Neither the Company nor the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken by such Person or by a Servicer or for such Person's or Servicer"s refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master

Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of duties and obligations hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense relating to any Mortgage Loan (other than as otherwise permitted in this Agreement) or incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Company and the Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to the Mortgage Loans, this Agreement, the Certificates or the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, as provided by Section 3.05.

     Section 6.04. THE COMPANY AND MASTER SERVICER NOT TO RESIGN. The Company shall not resign from the obligations and duties (including, without limitation, its obligations and duties as initial Master Servicer) hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any successor Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or any successor Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor Master Servicer shall have assumed the Master Servicer"s responsibilities and obligations in accordance with Section 7.02 hereof.

     If the Company is no longer acting as Master Servicer, then the successor Master Servicer shall give prompt written notice to the Company of any information received by such successor Master Servicer which affects or relates to an ongoing obligation or right of the Company under this Agreement.


                                   ARTICLE VII

                                     DEFAULT

     Section 7.01. EVENTS OF DEFAULT. (a) In case one or more of the following Events of Default by the Company, either in its own capacity or in its capacity as Master Servicer or by a successor Master Servicer shall occur and be continuing, that is to say:

          (i) Any failure by the Master Servicer to distribute to Certificateholders any payment required to be made under the terms of the Certificates and this Agreement which continues unremedied for a period of ten days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Trust Fund; or

          (ii) Failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Trust Fund; or

          (iii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (iv) The Master Servicer shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

          (v) The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vi) Any failure of the Master Servicer to make any Monthly P&I Advance (other than a Nonrecoverable Advance) which continues unremedied at the opening of business on the Distribution Date in respect of which such Monthly P&I Advance was to have been made;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, either the Trustee, or the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Trust Fund, by notice in writing to the Company and the Master Servicer (and to the Trustee if given by the Certificateholders, in which case such notice shall set forth evidence reasonably satisfactory to the Trustee that such Event of Default has occurred and shall not have been remedied) may terminate all of the rights (other than its right to reimbursement for advances) and obligations of the Master Servicer, including its right to the Master Servicing Fee, under this Agreement and in and to the Mortgage Loans and the proceeds thereof, if any. Such determination shall be final and binding. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this

Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this
Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee for administration by it of all cash amounts which shall at the time be credited by the Master Servicer to the Certificate Account or thereafter be received with respect to the Mortgage Loans.

     Notwithstanding the foregoing, if an Event of Default described in clause
(vi) of this Section 7.01(a) shall occur, the Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately suspend all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Certificateholder or to reimbursement of Monthly P&I Advances and other advances of its own funds, and the Trustee shall act as provided in Section 7.02 to carry out the duties of the Master Servicer, including the obligation to make any Monthly P&I Advance the nonpayment of which was an Event of Default described in clause (vi) of this Section 7.01(a). Any such action taken by the Trustee must be prior to the distribution on the relevant Distribution Date. If the Master Servicer shall within two Business Days following such suspension remit to the Trustee the amount of any Monthly P&I Advance the nonpayment of which by the Master Servicer was an Event of Default described in clause (vi) of this Section 7.01(a), the Trustee shall permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder. The Master Servicer agrees that it will reimburse the Trustee for actual, necessary and reasonable costs incurred by the Trustee because of action taken pursuant to clause (vi) of this
Section 7.01(a). The Master Servicer agrees that if an Event of Default as described in clause (vi) of this Section 7.01(a) shall occur more than two times in any twelve month period, the Trustee shall be under no obligation to permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder.

     (b) In the event the Company is no longer acting as Master Servicer, in case one or more of the following Events of Default by the Company shall occur and be continuing, that is to say:

          (i) Failure on the part of the Company duly to observe or perform in any material respect any of the covenants or agreements on the part of the Company contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Trust Fund; or

          (ii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (iii) The Company shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

          (iv) The Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Trust Fund, by notice in writing to the Company and the Trustee, may direct the Trustee in accordance with
Section 10.03 to institute an action, suit or proceeding in its own name as Trustee hereunder to enforce the Company's obligations hereunder.

     (c) In any circumstances in which this Agreement states that Certificateholders owning Certificates evidencing a certain percentage Percentage Interest in the Trust Fund may take certain action, such action shall be taken by the Trustee, but only if the requisite percentage of Certificateholders required under this Agreement for taking like action or giving like instruction to the Trustee under this Agreement shall have so directed the Trustee in writing.

     Section 7.02. TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR. On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Master Servicer under this Agreement and under the Selling and Servicing Contracts with respect to the Mortgage Loans in the Mortgage Pool and with respect to the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto arising after the Master Servicer receives such notice of termination placed on the Master Servicer by the terms and provisions hereof and thereof, and shall have the same limitations on liability herein granted to the Master Servicer; provided, that the Trustee shall not under any circumstances be responsible for any representations and warranties or any Purchase Obligation of the Company or any liability incurred by the Master Servicer at or prior to the time the Master Servicer was terminated as Master Servicer and the Trustee shall not be obligated to make a Monthly P&I Advance if it is prohibited by law from so doing. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to retain or to withdraw from the Certificate Account if the Master Servicer had continued to act hereunder, except for those amounts due to the Master Servicer as reimbursement for advances previously made or amounts previously expended and are otherwise reimbursable hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending any such appointment, the Trustee is obligated to act in such capacity. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall, together with the compensation to the Trustee, be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     Section 7.03. NOTIFICATION TO CERTIFICATEHOLDERS. Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.


                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

     Section 8.01.  DUTIES OF TRUSTEE.

     (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such certificate, statement, opinion, report, or other order or instrument furnished by the Company or Master Servicer to the Trustee pursuant to this Agreement.

     (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; and

          (ii) The Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates which evidence Percentage Interests aggregating not less than 25% of the Trust Fund relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or relating to the exercise of any trust or power conferred upon the Trustee under this Agreement.

     (d) Within ten days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to the Rating Agency notice of each Event of Default. Within 90 days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to all Certificateholders (with a copy to the Rating Agency) notice of each Event of Default, unless such Event of Default shall have been cured or waived; provided, however, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Certificateholders; and provided, further, that in the case of any Event of Default of the character specified in Section 7.01(i) and Section 7.01(ii) no such notice to Certificateholders or to the Rating Agency shall be given until at least 30 days after the occurrence thereof.

     Section 8.02. CERTAIN MATTERS AFFECTING THE TRUSTEE. Except as otherwise provided in Section 8.01:

          (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer"s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) The Trustee shall not be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (iv) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Trust Fund; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security, if any, afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to proceeding;

          (v) The Trustee may execute the trust or any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

          (vi) The Trustee shall not be deemed to have knowledge or notice of any matter, including without limitation an Event of Default, unless actually known by a Responsible Officer, or unless written notice thereof referencing this Agreement or the Certificates is received at the Corporate Trust Office at the address set forth in
     Section 10.06.

     Section 8.03. TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS. The recitals contained herein (other than those relating to the due organization, power and authority of the Trustee) and in the Certificates (other than the execution of, and certificate of authentication on, the Certificates) shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loan. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer, the Servicers or the Company in respect of the Mortgage Loans or deposited into the Custodial Account for P&I, any Buydown Fund Account, or the Custodial Accounts for P&I by any Servicer or into the Investment Account, or the Certificate Account by the Master Servicer or the Company.

     Section 8.04. TRUSTEE MAY OWN CERTIFICATES. The Trustee or any agent or affiliate of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     Section 8.05. THE MASTER SERVICER TO PAY TRUSTEE's FEES AND EXPENSES. Subject to any separate written agreement with the Trustee, the Company, as Master Servicer, covenants and agrees to, and the Master Servicer shall, pay the Trustee from time to time, and the Trustee shall be entitled to payment, for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee. Except as otherwise expressly provided herein, the Master Servicer shall pay or reimburse the Trustee upon its request for all reasonable expenses and disbursements incurred or made by the Trustee in accordance with any of the provisions of this Agreement and indemnify the Trustee from any loss, liability or expense incurred by it hereunder (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense or disbursement as may arise from its negligence or bad faith. Such obligation shall survive the termination of this Agreement or resignation or removal of the Trustee. The Master Servicer shall, at its expense, prepare or cause to be prepared all federal and state income tax and franchise tax and information returns relating to the Trust Fund required to be prepared or filed by the Trustee and shall indemnify the Trustee for any liability of the Trustee arising from any error in such returns.

     Section 8.06. ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The Trustee hereunder shall at all times be (i) an institution insured by the FDIC, (ii) a corporation or association organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and
(iii) acceptable to the Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of any aforementioned supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

     Section 8.07. RESIGNATION AND REMOVAL OF TRUSTEE. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Master Servicer. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

     The Holders of Certificates evidencing Percentage Interests aggregating more than 50% of the Trust Fund may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed.

     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

     Section 8.08. SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor shall deliver to the successor trustee all Mortgage Files, related documents, statements and all other property held by it hereunder, and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     No successor trustee shall accept appointment as provided in this Section
8.08 unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 8.06.

     Upon acceptance of appointment by a successor trustee as provided in this
Section 8.08, the Master Servicer shall mail notice of the succession of such trustee hereunder to (i) all Certificateholders at their addresses as shown in the Certificate Register and (ii) the Rating Agency. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed.

     Section 8.09. MERGER OR CONSOLIDATION OF TRUSTEE. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such resulting or successor corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 8.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable; provided, that the Trustee shall remain liable for all of its obligations and duties under this Agreement. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment; provided, that the Trustee shall remain liable for all of its obligations and duties under this Agreement. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly and severally, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustee(s) and co-trustee(s), as effectively as if given to each of them. Every instrument appointing any separate trustee(s) or co-trustee(s) shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and the trust shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 8.11. AUTHENTICATING AGENTS. The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent so long as it shall be eligible in accordance with the provisions of the first paragraph of this Section 8.11 without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer. The Trustee may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 8.11, the Trustee may appoint, upon prior written approval of the Master Servicer, a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. Any reasonable compensation paid to an Authenticating Agent shall be a reimbursable expense pursuant to Section 8.05 if paid by the Trustee.

     Section 8.12. PAYING AGENTS. The Trustee may appoint one or more Paying Agents which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account, and distributions to Certificateholders as provided in Section 4.01(a) and Section 9.01(b) to the extent directed to do so by the Master Servicer. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 8.12.

     Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer; provided, that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Master Servicer, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 8.12, the Trustee may appoint, upon prior written approval of the Master Servicer, a successor Paying Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. Any reasonable compensation paid to any Paying Agent shall be a reimbursable expense pursuant to Section 8.05 if paid by the Trustee.

                                   ARTICLE IX

                                   TERMINATION

     Section 9.01. TERMINATION UPON REPURCHASE BY THE COMPANY OR LIQUIDATION OF ALL MORTGAGE LOANS.

     (a) Except as otherwise set forth in this Article IX, including, without limitation, the obligation of the Master Servicer to make payments to Certificateholders as hereafter set forth, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby shall terminate upon (i) the repurchase by the Company pursuant to the following paragraph of this Section 9.01(a) of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal, after the deduction of related advances, to the sum of (x) the excess of (A) 100% of the aggregate outstanding Principal Balance of such Mortgage Loans (other than Liquidated Mortgage Loans) plus accrued interest at the applicable Pass-Through Rate with respect to such Mortgage Loan (other than a Liquidated Mortgage Loan) through the last day of the month of such repurchase, over (B) with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the date of such repurchase by the Company to the extent that the Principal Balance of such Mortgage Loan has not been previously reduced by such Bankruptcy Loss, and (y) the appraised fair market value as of the effective date of the termination of the trust created hereby of (A) all property in the Trust Fund which secured a Mortgage Loan and which was acquired by foreclosure or deed in lieu of foreclosure after the Cut-Off Date, including related Insurance Proceeds, and (B) all other property in the Trust Fund, any such appraisal to be conducted by an appraiser mutually agreed upon by the Company and the Trustee, or (ii) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure in respect of any Mortgage Loan, and the payment to Certificateholders of all amounts required to be paid to them hereunder; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the issue of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     The Company may repurchase the outstanding Mortgage Loans and any Mortgaged Properties acquired by the Trust Fund at the price stated in clause (i) of the preceding paragraph provided that the aggregate Principal Balance of the Mortgage Loans at the time of any such repurchase aggregates less than ten percent of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date. If such right is exercised, the Company shall provide to the Trustee (and to the Master Servicer, if the Company is no longer acting as Master Servicer) the written certification of an officer of the Company (which certification shall include a statement to the effect that all amounts required to be paid in order to repurchase the Mortgage Loans have been deposited in the Certificate Account) and the Trustee shall promptly execute all instruments as may be necessary to release and assign to the Company the Mortgage Files and any foreclosed Mortgaged Property pertaining to the Trust Fund.

     (b) Notice of any termination, specifying the date upon which the Certificateholders may surrender their Certificates to the Trustee for payment and cancellation, shall be given promptly by letter from the Trustee to Certificateholders mailed not less than 30 days prior to such final distribution, specifying (i) the date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated (the "Termination Date"),
(ii) the amount of such final payment (the "Termination Payment") and (iii) that the Record Date otherwise applicable to the Distribution Date upon which the Termination Date occurs is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified. Upon any such notice, the Certificate Account shall terminate subject to the Master Servicer's obligation to hold all amounts payable to Certificateholders in trust without interest pending such payment.

     In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the Termination Date, the Company shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the Termination Payment with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Company may take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain in trust hereunder.

     Section 9.02.  ADDITIONAL TERMINATION REQUIREMENTS.

     (a) In the event the Company exercises its purchase option as provided in
Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee shall have received an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund as described in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under Section 9.01, the Company, in its capacity as agent of the Tax Matters Person shall prepare the documentation required and adopt a plan of complete liquidation on behalf of the Trust Fund meeting the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel, on behalf of the Trust Fund; and

          (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Master Servicer as agent of the Trustee shall sell all of the assets of the Trust Fund to the Company for cash in the amount specified in Section 9.01; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Master Servicer shall not sell any of the assets of the Trust Fund prior to the close of that calendar quarter.

     (b) By its acceptance of any Residual Certificate, the Holder thereof hereby agrees to authorize the Company to adopt such a plan of complete liquidation upon the written request of the Company and to take such other action in connection therewith as may be reasonably requested by the Company.

     Section 9.03. TRUST IRREVOCABLE. Except as expressly provided herein, the trust created hereby is irrevocable.


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

     Section 10.01. AMENDMENT.

     (a) This Agreement may be amended from time to time by the Company and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity; (ii) to correct or supplement any provision herein which may be defective or inconsistent with any other provisions herein; (iii) to comply with any requirements imposed by the Code or any regulations thereunder; (iv) to correct the description of any property at any time included in the Trust Fund, or to assure the conveyance to the Trustee of any property included in the Trust Fund; and (v) pursuant to Section 5.01(c)(v). No such amendment (other than one entered into pursuant to clause (iii) of the preceding sentence) shall adversely affect in any material respect the interest of any Certificateholder. Prior to entering into any amendment without the consent of Certificateholders pursuant to this paragraph, the Trustee may require an Opinion of Counsel to the effect that such amendment is permitted under this paragraph. The placement of an "original issue discount" legend on, or any change required to correct any such legend previously place on, a Certificate shall not be deemed any amendment to this Agreement.

     (b) This Agreement may also be amended from time to time by the Company and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66% of the Trust Fund for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall, without the consent of the Holder of each Certificate affected thereby
(i) reduce in any manner the amount of, or delay the timing of, distributions of principal or interest required to be made hereunder or reduce the Certificateholder's Percentage Interest, the Remittance Rate or the Termination Payment with respect to any of the Certificates, (ii) reduce the percentage of Percentage Interests specified in this Section 10.01 which are required to amend this Agreement, (iii) create or permit the creation of any lien against any part of the Trust Fund, or (iv) modify any provision in any way which would permit an earlier retirement of the Certificates.

     Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. Any failure to provide such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

     It shall not be necessary for the consent of Certificateholders under this
Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Section 10.02. RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or the comparable jurisdictions in which any Mortgaged Property is situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     Section 10.03. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote or in any manner otherwise to control the operation and management of the Trust Fund or the obligations of the parties hereto (except as provided in Section 5.09, Section 7.01, Section 8.01, Section 8.02, Section 8.07, Section 10.01 and this Section 10.03), nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Trust Fund shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. However, the Trustee is under no obligation to exercise any of the extraordinary trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this
Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 10.04. ACCESS TO LIST OF CERTIFICATEHOLDERS. The Master Servicer shall furnish or cause to be furnished to the Trustee, within 30 days after receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to such Certificateholders.

     If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such list from the Master Servicer, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants" request, the Trustee shall promptly request from the Master Servicer a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

     Every Certificateholder, by receiving and holding the same, agrees with the Master Servicer and the Trustee that neither the Master Servicer nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 10.05. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Illinois and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 10.06. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered or certified mail to (a) in the case of the Company, 75 North Fairway Drive, Vernon Hills, Illinois 60061, Attention:
General Counsel (with a copy directed to the attention of the Master Servicing Department) or such other address as may hereafter be furnished to the Trustee in writing by the Company, (b) in the case of the Master Servicer, 75 North Fairway Drive, Vernon Hills, Illinois 60061, Attention: General Counsel (with a copy directed to the attention of the Master Servicing Department) or such other address as may hereafter be furnished to the Trustee in writing by the Master Servicer, (c) in the case of the Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Master Servicer in writing by the Trustee, (d) in the case of the Certificate Registrar, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Trustee in writing by the Certificate Registrar, (e) in the case of Fitch, P.O. Box 689, 1201 East 7th Street, Powell, Wyoming, Attention: Residential Surveillance, or such other address as may hereafter be furnished to the Trustee and Master Servicer in writing by Fitch, and (f) in the case of S&P, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Frank Raiter, or such other address as may hereafter be furnished to the Trustee and Master Servicer in writing by S&P. Notices to the Rating Agency shall also be deemed to have been duly given if mailed by first class mail, postage prepaid, to the above listed addresses of the Rating Agency. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this

Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 10.07. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 10.08. COUNTERPART SIGNATURES. For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 10.09. BENEFITS OF AGREEMENT. Nothing in this Agreement or in any Certificate, expressed or implied, shall give to any Person, other than the parties hereto and their respective successors hereunder, any separate trustee or co-trustee appointed under Section 8.10, and the Certificateholders, any benefit or any legal or equitable right, remedy or claim under this Agreement.

     Section 10.10. NOTICES AND COPIES TO RATING AGENCY.

     (a) The Trustee shall notify the Rating Agency of the occurrence of any of the following events, in the manner provided in Section 10.06:

          (i) the occurrence of an Event of Default pursuant to Section 7.01, subject to the provisions of Section 8.01(d);

          (ii) the appointment of a successor Master Servicer pursuant to
     Section 7.02;

     (b) The Master Servicer shall notify the Rating Agency of the occurrence of any of the following events, in the manner provided in Section 10.06:

          (i) any amendment of this Agreement pursuant to Section 10.01;

          (ii) the appointment of a successor Trustee pursuant to Section
     8.08;

          (iii) the filing of any claim under or the cancellation or modification of any fidelity bond and errors and omissions coverage pursuant to Section 3.01 and Section 3.06 with respect to the Master Servicer or any Servicer;

          (iv) any change in the location of the Certificate Account, any Custodial Account for P&I or any Custodial Account for Reserves;

          (v) the repurchase of any Mortgage Loan pursuant to a Purchase Obligation or the repurchase of the outstanding Mortgage Loans pursuant to Section 9.01;

          (vi) the occurrence of the final Distribution Date or the termination of the trust pursuant to Section 9.01(a)(ii);

          (vii) the failure of the Master Servicer to make a Monthly P&I Advance following a determination on the Determination Date that the Master Servicer would make such advance pursuant to Section 4.03; and

          (viii) the failure of the Master Servicer to make a determination on the Determination Date regarding whether it would make a Monthly P&I Advance when a shortfall exists between (x) payments scheduled to be received in respect of the Mortgage Loans and (y) the amounts actually deposited in the Certificate Account on account of such payments, pursuant to Section 4.03.

     (c) The Master Servicer shall provide copies of the statements pursuant to
Section 4.02, Section 3.13 or Section 3.15 or any other statements to the Rating Agency in such time and manner that such statements or determinations are required to be provided to Certificateholders. With respect to the reports described in the second paragraph of Section 4.02, the Master Servicer shall provide such reports to the Rating Agency in respect of each Distribution Date, without regard to whether any Certificateholder or the Trustee has requested such report for such Distribution Date.

     IN WITNESS WHEREOF, the Company and the Trustee have caused their names to be signed hereto by their respective officers, thereunto duly authorized, and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


                              PNC MORTGAGE SECURITIES CORP.
(SEAL)


                              By: /s/ Daniel P. Hoffman
                                  -----------------------------------
Attest:                            Daniel P. Hoffman
                                   Its: Second Vice President



                              FIRST BANK NATIONAL ASSOCIATION, as TRUSTEE
(SEAL)


                              By: /s/ Christina Hatfield
                                  --------------------------------
Attest:                            Christina Hatfield
                                   Its: ASSISTANT VICE PRESIDENT

                         ACKNOWLEDGEMENT OF CORPORATION


STATE OF ILLINOIS   )
                    )   SS.
COUNTY OF LAKE      )


     On this 29th day of January, 1997 before me, a Notary Public in and for said State, personally appeared Daniel P. Hoffman, known to me to be the Second Vice President of PNC MORTGAGE SECURITIES CORP., one of the corporations that executed the within interest, and also known to me to be the person who executed it on behalf of said Corporation, and acknowledged to me that such corporation executed the within instrument pursuant to its By-Laws or a resolution of its Board of Directors.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in the certificate first above written.


                                    /s/ Laura A. Cleland
                                   ------------------------------------
                                                  Notary Public



(SEAL)

                         CERTIFICATE OF ACKNOWLEDGEMENT

STATE OF MINNESOTA            )
                              )   SS.
COUNTY OF Washington          )


     On this 29th day of January, 1997 before me, a Notary Public in and for said State, personally appeared Christina Hatfield, known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

     Signature Bonnie J. Schrimer (SEAL)

                                                                     Exhibit A-1
                                                               CUSIP 693 48L JC4


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class A-1

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is January 29, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.750% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1997-1

Class A-1 Remittance Rate: 7.750%

Cut-Off Date: January 1, 1997

First Distribution Date: February 25, 1997

Last Scheduled Distribution Date: February 25, 2027

Class A-1 Principal Balance as of the Cut-Off Date:
$97,683,539.00

Portion of the Class A-1 Principal Balance as of the Cut-Off Date evidenced by this Certificate:

$____________________



                              ____________________
                                Registered Owner              Certificate No. __



                                      A-1-1

                                                                     Exhibit A-2
                                                               CUSIP 693 48L JD2


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class A-2

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is January 29, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1997-1

Class A-2 Remittance Rate: 7.750%

Cut-Off Date: January 1, 1997

First Distribution Date: February 25, 1997

Last Scheduled Distribution Date: February 25, 2027

Class A-2 Principal Balance as of the Cut-Off Date:
$2,000,000.00


Portion of the Class A-2 Principal Balance as of the Cut-Off Date evidenced by this Certificate
$_________________________




                              ____________________
                                Registered Owner              Certificate No. __



                                      A-2-1

                                                                     Exhibit A-3
                                                               CUSIP 693 48L JE0


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class A-3

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is January 29, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1997-1

Class A-3 Remittance Rate: 7.750%

Cut-Off Date: January 1, 1997

First Distribution Date: February 25, 1997

Last Scheduled Distribution Date: February 25, 2027

Class A-3 Principal Balance as of the Cut-Off Date:
$10,800,000.00

Portion of the Class A-3 Principal Balance as of the Cut-Off Date evidenced by this Certificate
$_________________________


                              ____________________
                                Registered Owner              Certificate No. __



                                      A-3-1

                                                                     Exhibit A-4
                                                               CUSIP 693 48L JF7


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class A-4

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is January 29, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.950% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1997-1

Class A-4 Remittance Rate: 7.950%

Cut-Off Date: January 1, 1997

First Distribution Date: February 25, 1997

Last Scheduled Distribution Date: February 25, 2027

Class A-4 Principal Balance as of the Cut-Off Date:
$7,843,750.00


Portion of the Class A-4 Principal Balance as of the Cut-Off Date evidenced by this Certificate
$_________________________


                              ____________________
                                Registered Owner              Certificate No. __


                                      A-4-1

                                                                     Exhibit A-5
                                                               CUSIP 693 48L JG5


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class A-5

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is January 29, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.750% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]


Series 1997-1

Class A-5 Remittance Rate: 7.750%

Cut-Off Date: January 1, 1997

First Distribution Date: February 25, 1997

Last Scheduled Distribution Date: February 25, 2027

Class A-5 Principal Balance as of the Cut-Off Date:
$15,000,000.00

Portion of the Class A-5 Principal Balance as of the Cut-Off Date evidenced by this Certificate
$_________________________

                              ____________________
                                Registered Owner              Certificate No. __



                                      A-5-1

                                                                     Exhibit A-6
                                                               CUSIP 693 48L JH3


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class A-6

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is January 29, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1997-1

Class A-6 Remittance Rate: 7.500%

Cut-Off Date: January 1, 1997

First Distribution Date: February 25, 1997

Last Scheduled Distribution Date: February 25, 2027

Class A-6 Principal Balance as of the Cut-Off Date:
$6,275,000.00


Portion of the Class A-6 Principal Balance as of the Cut-Off Date evidenced by this Certificate
$_________________________

                              ____________________
                                Registered Owner              Certificate No. __



                                      A-6-1

                                                                     Exhibit A-7
                                                               CUSIP 693 48L JK6


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class P

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is January 29, 1997. Interest is not payable with respect to this Certificate. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
      per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

Series 1997-1

Class P Remittance Rate: 0.00%

Cut-Off Date: January 1, 1997

First Distribution Date: February 25, 1997

Last Scheduled Distribution Date: February 25, 2027

Class P Principal Balance as of the Cut-Off Date:
$1,474,485.58

Portion of the Class P Principal Balance as of the Cut-Off Date evidenced by this Certificate
$_________________________


                              ____________________
                                Registered Owner              Certificate No. __


                                      A-7-1

                                                                     Exhibit A-8
                                                               CUSIP 693 48L JJ9

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class X

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is January 29, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]


Series 1997-1

Class X Remittance Rate: 7.750% applied to the Class X Notional Amount

Cut-Off Date: January 1, 1997

First Distribution Date: February 25, 1997

Last Scheduled Distribution Date: February 25, 2027

Class X Principal Balance as of the Cut-Off Date:
$0.00

Class X Notional Amount as of the Cut-Off Date:
$5,711,924.69

Portion of the Class X Notional Amount as of the Cut-Off Date evidenced by this Certificate
$_________________

                              ____________________
                                Registered Owner              Certificate No. __


                                      A-8-1

                                                                     Exhibit A-9
                                                               CUSIP 693 48L JL4

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-1

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is January 29, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
      per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

     IN THE CASE OF ANY CLASS B-1 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-1 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-1 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1997-1

Class B-1 Remittance Rate: 7.750%

Cut-Off Date: January 1, 1997

First Distribution Date: February 25, 1997

Last Scheduled Distribution Date: February 25, 2027

Class B-1 Principal Balance as of the Cut-Off Date:
$2,970,000.00

Portion of the Class B-1 Principal Balance as of the Cut-Off Date evidenced by this Certificate:
$____________________


                              ____________________
                                Registered Owner             Certificate No. ___

                                      A-9-1

                                                                    Exhibit A-10
                                                               CUSIP 693 48L JM2

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-2

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is January 29, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
      per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

     IN THE CASE OF ANY CLASS B-2 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-2 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-2 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1997-1

Class B-2 Remittance Rate: 7.750%

Cut-Off Date: January 1, 1997

First Distribution Date: February 25, 1997

Last Scheduled Distribution Date: February 25, 2027

Class B-2 Principal Balance as of the Cut-Off Date:
$1,485,000.00

Portion of the Class B-2 Principal Balance as of the Cut-Off Date evidenced by this Certificate:
$____________________


                              ____________________
                                Registered Owner             Certificate No. ___


                                     A-10-1

                                                                    Exhibit A-11
                                                               CUSIP 693 48L JN0

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-3

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is January 29, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.750% per annum.

     IN THE CASE OF ANY CLASS B-3 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-3 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-3 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1997-1

Class B-3 Remittance Rate: 7.750%

Cut-Off Date: January 1, 1997

First Distribution Date: February 25, 1997

Last Scheduled Distribution Date: February 25, 2027

Class B-3 Principal Balance as of the Cut-Off Date:
$1,485,000.00

Portion of the Class B-3 Principal Balance as of the Cut-Off Date evidenced by this Certificate:
$____________________


                              ____________________
                                Registered Owner             Certificate No. ___

                                     A-11-1

                                                                    Exhibit A-12
                                                               CUSIP 693 48L JQ3

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-4

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is January 29, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.750% per annum.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OR SECTION 5.01(f) OF THE POOLING AGREEMENT. IN ADDITION, IN THE CASE OF ANY CLASS B-4 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-4 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-4 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1997-1

Class B-4 Remittance Rate: 7.750%

Cut-Off Date: January 1, 1997

First Distribution Date: February 25, 1997

Last Scheduled Distribution Date: February 25, 2027

Class B-4 Principal Balance as of the Cut-Off Date:
$594,000.00

Portion of the Class B-4 Principal Balance as of the Cut-Off Date evidenced by this Certificate:
$____________________


                              ____________________
                                Registered Owner             Certificate No. ___


                                     A-12-1

                                                                    Exhibit A-13
                                                               CUSIP 693 48L JR1

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-5

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is January 29, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.750% per annum.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OR SECTION 5.01(f) OF THE POOLING AGREEMENT. IN ADDITION, IN THE CASE OF ANY CLASS B-5 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-5 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-5 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1997-1

Class B-5 Remittance Rate: 7.750%

Cut-Off Date: January 1, 1997

First Distribution Date: February 25, 1997

Last Scheduled Distribution Date: February 25, 2027

Class B-5 Principal Balance as of the Cut-Off Date:
$297,000.00

Portion of the Class B-5 Principal Balance as of the Cut-Off Date evidenced by this Certificate:
$____________________

                              ____________________
                                Registered Owner             Certificate No. ___


                                     A-13-1

                                                                    Exhibit A-14
                                                               CUSIP 693 48L JS9

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-6

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is January 29, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.750% per annum.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OR SECTION 5.01(f) OF THE POOLING AGREEMENT. IN ADDITION, IN THE CASE OF ANY CLASS B-6 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4976 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-6 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-6 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1997-1

Class B-6 Remittance Rate: 7.750%

Cut-Off Date: January 1, 1997

First Distribution Date: February 25, 1997

Last Scheduled Distribution Date: February 25, 2027

Class B-6 Principal Balance as of the Cut-Off Date:
$594,097.00

Portion of the Class B-6 Principal Balance as of the Cut-Off Date evidenced by this Certificate:
$____________________

                              ____________________
                                Registered Owner             Certificate No. ___



                                     A-14-1

                                                                       Exhibit B
                                                               CUSIP 693 48L JP5
                        MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class R

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE CERTIFICATE REGISTRAR THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFER TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

IN THE CASE OF ANY CLASS R CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS R CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

Solely for U.S. federal income tax purposes, this Certificate represents a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended.

Series 1997-1

Class R Remittance Rate: 7.750%. Additionally, the the Class R Certificates are entitled to Excess Liquidation Proceeds and the Residual Distribution Amount as defined in the Pooling Agreement.

Cut-Off Date: January 1, 1997

First Distribution Date: February 25, 1997

Last Scheduled Distribution Date: February 25, 2027

Class R Principal Balance as of the Cut-Off Date:
$50.00

Percentage Interest evidenced by this Class R Certificate in the distributions to be made with respect to the Class R Certificate: ___%

                              ____________________
                                Registered Owner              Certificate No. __

                                        B

                                    Exhibit C


                                   [Reserved]

                                                              EXHIBIT D

                                                                   Page    1
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500052419     MAZZOLA,ANTHONY J          1 STALLION TRAIL           GREENWICH          CT     06831      $579,853.65
  500062499     KOEN,MICHAEL KIRBY         5204 CORRIENTES COVE       AUSTIN             TX     78739      $195,761.68
  500062664     SATTERLUND,DANIEL C & LIN  1293 S SHORE DRIVE         AMERY              WI     54001      $339,788.67
  500062789     CRUM,ROBERT E              11303 EAST BROADWAY BLVD.  TUCSON             AZ     85748      $304,813.09
  500062817     SKALIS,DJ                  661-67 HASTINGS STREET     BOCA RATON         FL     33431      $195,871.79
  500062832     D'ALESIO,G.F.              55 BEVERLY ROAD            ATLANTA            GA     30309      $213,863.53
  500062864     RADT,LINDA & JEFFREY       3237 RUBIO CANYON ROAD     ALTADENA           CA     91001      $214,059.88
  500062865     MACY,BRYANT K&PATRICIA A   11498 BAY LAUREL STREET    DUBLIN             CA     94568      $362,562.62
  500062866     ELLIOTT,JOHN L&BEVERLY     13498 EAST COLUMBINE DR    SCOTTSDALE         AZ     85259      $311,785.28
  500062867     SELTZER,RONALD A&ADELE W   140 DEGAS ROAD             PORTOLA VALLEY     CA     94028      $589,677.73
  500062868     JONES,GARY&JOAN            551 ORCHID LANE            DEL MAR            CA     92014      $335,768.77
  500062869     BASNETT,WILLIAM W&WENDY J  5525 MAYSON ROAD           ACWORTH            GA     30101      $319,785.28
  500062871     ULLMAN,RICHARD&ANNA        10555 DEODARA DRIVE        CUPERTINO          CA     95014      $331,144.40
  500062872     CHU,YUH-YI&LIU,YA-CHI ANG  11830 EDDLESTON DRIVE      NORTHRIDGE         CA     91326      $295,796.29


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500052419     MAZZOLA,ANTHONY J            8.375      .250    8.125     .0500     8.075     03/01/2023
  500062499     KOEN,MICHAEL KIRBY           8.500      .150    8.350     .1000     8.250     11/01/2026
  500062664     SATTERLUND,DANIEL C & LIN    8.375      .250    8.125     .0500     8.075     12/01/2026
  500062789     CRUM,ROBERT E                8.125      .150    7.975     .1000     7.875     12/01/2026
  500062817     SKALIS,DJ                    8.125      .250    7.875     .0500     7.825     12/01/2026
  500062832     D'ALESIO,G.F.                8.250      .250    8.000     .0500     7.950     12/01/2026
  500062864     RADT,LINDA & JEFFREY         8.125      .250    7.875     .0500     7.825     12/01/2026
  500062865     MACY,BRYANT K&PATRICIA A     8.125      .250    7.875     .0500     7.825     12/01/2026
  500062866     ELLIOTT,JOHN L&BEVERLY       7.875      .250    7.625     .0500     7.575     12/01/2026
  500062867     SELTZER,RONALD A&ADELE W     9.000      .250    8.750     .0500     8.700     12/01/2026
  500062868     JONES,GARY&JOAN              7.875      .250    7.625     .0500     7.575     12/01/2026
  500062869     BASNETT,WILLIAM W&WENDY J    8.000      .250    7.750     .0500     7.700     12/01/2026
  500062871     ULLMAN,RICHARD&ANNA          8.250      .250    8.000     .0500     7.950     09/01/2026
  500062872     CHU,YUH-YI&LIU,YA-CHI ANG    7.875      .250    7.625     .0500     7.575     12/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500052419     MAZZOLA,ANTHONY J          090163636                  $4,560.43                  01/01/1997             360
  500062499     KOEN,MICHAEL KIRBY         091898220                  $1,507.07                  01/01/1997             360
  500062664     SATTERLUND,DANIEL C & LIN  120168                     $2,584.25                  01/01/1997             360
  500062789     CRUM,ROBERT E              092410299                  $2,265.36        33        01/01/1997             360
  500062817     SKALIS,DJ                  0917936                    $1,455.29                  01/01/1997             360
  500062832     D'ALESIO,G.F.              0918440                    $1,607.72                  01/01/1997             360
  500062864     RADT,LINDA & JEFFREY       830216                     $1,590.43         1        01/01/1997             360
  500062865     MACY,BRYANT K&PATRICIA A   827873                     $2,694.52         2        01/01/1997             360
  500062866     ELLIOTT,JOHN L&BEVERLY     824938                     $2,262.22                  01/01/1997             360
  500062867     SELTZER,RONALD A&ADELE W   829143                     $4,747.27                  01/01/1997             360
  500062868     JONES,GARY&JOAN            833863                     $2,436.23                  01/01/1997             360
  500062869     BASNETT,WILLIAM W&WENDY J  834101                     $2,348.05                  01/01/1997             360
  500062871     ULLMAN,RICHARD&ANNA        810978                     $2,494.21                  01/01/1997             360
  500062872     CHU,YUH-YI&LIU,YA-CHI ANG  830109                     $2,146.21                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500052419     MAZZOLA,ANTHONY J           .00       .00       .00       .000        .250          .300    $1,350,000.00    N
  500062499     KOEN,MICHAEL KIRBY          .00       .00       .00       .000        .150          .250      $260,152.00    N
  500062664     SATTERLUND,DANIEL C & LIN                                                                     $425,000.00    N
  500062789     CRUM,ROBERT E               .00       .00       .00       .000        .150          .250      $339,000.00    N
  500062817     SKALIS,DJ                                                                                     $280,000.00    N
  500062832     D'ALESIO,G.F.                                                                                 $300,000.00    N
  500062864     RADT,LINDA & JEFFREY                                                                          $238,000.00    N
  500062865     MACY,BRYANT K&PATRICIA A                                                                      $403,226.00    N
  500062866     ELLIOTT,JOHN L&BEVERLY                                                                        $475,000.00    N
  500062867     SELTZER,RONALD A&ADELE W                                                                    $1,375,000.00    N
  500062868     JONES,GARY&JOAN                                                                               $635,000.00    N
  500062869     BASNETT,WILLIAM W&WENDY J                                                                     $400,000.00    N
  500062871     ULLMAN,RICHARD&ANNA                                                                           $415,000.00    N
  500062872     CHU,YUH-YI&LIU,YA-CHI ANG                                                                     $370,000.00    N


                                                                   Page    2
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500062873     BRANDON,RAYMOND E&JUDITH   3231 POMACE COURT          PLEASANTON         CA     94566      $232,355.49
  500062874     HUNDLEY,FRANK B&CYNTHIA D  6 PARKRIDGE COURT          BELMONT            CA     94002      $314,804.21
  500062875     HARRIS,GEORGE D&BARBARA L  3507 MOOREGATE DRIVE       MARIETTA           GA     30060      $242,828.50
  500062876     KIMBALL,RICHARD M&LOIS A   68 WILLOWLEAF DRIVE        LITTLETON          CO     80127      $307,793.34
  500062877     BENEDICT,H.F               5 PILLOW ROAD              SUNSET VALLEY      TX     78745      $127,122.94
  500062901     HIRSH,NORMAN               34 BARBARA DRIVE           TOWNSHIP OF RAN    NJ     07869      $300,000.00
  500062904     LARK,LAMARR K              10 DEVONSHIRE PLACE        ANDOVER            MA     01810      $339,766.01
  500062906     RAFFERTY,JOHN A            4055 LINDEN AVENUE         WESTERN SPRINGS    IL     60558      $279,802.38
  500062907     FALBER,STUART M            21 PECK AVENUE             WAYLAND            MA     01778      $343,786.18
  500062908     MACHOLL,BARBARA J          80 POTTERS LANE            FAIRFIELD          CT     06430      $254,400.00
  500062910     ALEXANDER,DENNIS           3712 VILLAGE DRIVE         HAZEL CREST        IL     60429      $243,048.83
  500062912     CALDERON,PHILLIP S         3360 VICTORIA AVENUE       LAFAYETTE          CA     94549      $310,230.89
  500062913     TRUNNELL,MARK ANDREW       3141 SHERI DRIVE           SIMI VALLEY        CA     93063      $218,357.07
  500062915     RISKE,GARY W               22 BROADVIEW TERRACE       ORINDA             CA     94563      $559,504.83


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500062873     BRANDON,RAYMOND E&JUDITH     8.375      .250    8.125     .0500     8.075     12/01/2026
  500062874     HUNDLEY,FRANK B&CYNTHIA D    8.375      .250    8.125     .0500     8.075     12/01/2026
  500062875     HARRIS,GEORGE D&BARBARA L    7.750      .250    7.500     .0500     7.450     12/01/2026
  500062876     KIMBALL,RICHARD M&LOIS A     8.000      .250    7.750     .0500     7.700     12/01/2026
  500062877     BENEDICT,H.F                 8.500      .250    8.250     .0500     8.200     12/01/2026
  500062901     HIRSH,NORMAN                 8.000      .150    7.850     .1000     7.750     01/01/2027
  500062904     LARK,LAMARR K                7.875      .150    7.725     .1000     7.625     12/01/2026
  500062906     RAFFERTY,JOHN A              7.750      .150    7.600     .1000     7.500     12/01/2026
  500062907     FALBER,STUART M              8.375      .250    8.125     .0500     8.075     12/01/2026
  500062908     MACHOLL,BARBARA J            7.875      .150    7.725     .1000     7.625     01/01/2027
  500062910     ALEXANDER,DENNIS             8.375      .150    8.225     .1000     8.125     12/01/2026
  500062912     CALDERON,PHILLIP S           7.750      .150    7.600     .1000     7.500     12/01/2026
  500062913     TRUNNELL,MARK ANDREW         8.125      .250    7.875     .0500     7.825     12/01/2026
  500062915     RISKE,GARY W                 7.750      .150    7.600     .1000     7.500     12/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500062873     BRANDON,RAYMOND E&JUDITH   832501                     $1,767.17                  01/01/1997             360
  500062874     HUNDLEY,FRANK B&CYNTHIA D  832642                     $2,394.23         2        01/01/1997             360
  500062875     HARRIS,GEORGE D&BARBARA L  832808                     $1,740.88                  01/01/1997             360
  500062876     KIMBALL,RICHARD M&LOIS A   833780                     $2,259.99         7        01/01/1997             360
  500062877     BENEDICT,H.F               830604                       $978.06                  01/01/1997             360
  500062901     HIRSH,NORMAN               091892854                  $2,201.29                  01/01/1997             360
  500062904     LARK,LAMARR K              092402932                  $2,465.24                  01/01/1997             360
  500062906     RAFFERTY,JOHN A            092407242                  $2,005.95                  01/01/1997             360
  500062907     FALBER,STUART M            092408614                  $2,614.65                  01/01/1997             360
  500062908     MACHOLL,BARBARA J          092409480                  $1,844.58                  01/01/1997             360
  500062910     ALEXANDER,DENNIS           092409951                  $1,848.50                  01/01/1997             360
  500062912     CALDERON,PHILLIP S         092410103                  $2,224.10        12        01/01/1997             360
  500062913     TRUNNELL,MARK ANDREW       092411081                  $1,622.36        12        01/01/1997             360
  500062915     RISKE,GARY W               092411935                  $4,011.19                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500062873     BRANDON,RAYMOND E&JUDITH                                                                      $310,000.00    N
  500062874     HUNDLEY,FRANK B&CYNTHIA D                                                                     $350,000.00    N
  500062875     HARRIS,GEORGE D&BARBARA L                                                                     $315,000.00    N
  500062876     KIMBALL,RICHARD M&LOIS A                                                                      $365,000.00    N
  500062877     BENEDICT,H.F                                                                                  $159,000.00    N
  500062901     HIRSH,NORMAN                .00       .00       .00       .000        .150          .250      $514,000.00    N
  500062904     LARK,LAMARR K               .00       .00       .00       .000        .150          .250      $425,600.00    N
  500062906     RAFFERTY,JOHN A             .00       .00       .00       .000        .150          .250      $427,000.00    N
  500062907     FALBER,STUART M             .00       .00       .00       .000        .250          .300      $430,000.00    N
  500062908     MACHOLL,BARBARA J           .00       .00       .00       .000        .150          .250      $318,000.00    N
  500062910     ALEXANDER,DENNIS            .00       .00       .00       .000        .150          .250      $304,000.00    N
  500062912     CALDERON,PHILLIP S          .00       .00       .00       .000        .150          .250      $344,950.00    N
  500062913     TRUNNELL,MARK ANDREW        .00       .00       .00       .000        .250          .300      $230,000.00    N
  500062915     RISKE,GARY W                .00       .00       .00       .000        .150          .250      $699,950.00    N


                                                                   Page    3
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500062916     KASHIZADEH,SHAHROUZ        10857 WILKINS AVENUE       LOS ANGELES        CA     90024      $274,824.65
  500062918     ABEND,PAUL M               10461 OVERHILL             BRIGHTON           MI     48116      $233,821.95
  500062931     WISEMAN,DANIEL L.          1995 VINCENT DR.           SAN MARTIN         CA     95046      $494,684.36
  500062932     ROWLAND,DANIEL             37 LA CROSSE DRIVE         MORGAN HILL        CA     95037      $319,579.94
  500062933     ELFRINK,LOUI D JR          6601 SOUTH FLORENCE AVE    TULSA              OK     74136      $251,839.31
  500062941     ELLERITZ,BRIAN J.          202 SANTA MARGARTTA AVE    MENLO PARK         CA     94025      $382,736.42
  500062942     IKER,STEVEN                875 STERLING OAKS COURT    AGOURA             CA     91301      $324,781.93
  500062943     ROBINSON,WENDELL D.        4601 GIN PLANTATION DRIVE  LITHONIA           GA     30058      $246,236.67
  500062944     BRUGUERA,LAWRENCE          817 GAILEN AVENUE          PALO ALTO          CA     94303      $319,429.12
  500062946     CARTER,RANDALL D.          23 SOUTHCLIFF              NORMAN             OK     73072      $335,611.97
  500062947     SCOTT,JEFFREY T.           3399 EAST STONE MOUNTAIN   SANDY              UT     84092      $436,411.61
  500062948     VOLCANSEK,FREDERICK W.     10 MOSS BLUFF COURT        THE WOODLANDS      TX     77382      $276,445.77
  500062949     BOWLIN,DAVID J.            7223 TIMBERLAKE DRIVE      SUGAR LAND         TX     77479      $219,852.38
  500062950     NELSON,DAVID C,            5005 S. JASMINE TR         SIOUX FALLS        SD     57106      $255,680.67


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500062916     KASHIZADEH,SHAHROUZ          8.250      .250    8.000     .0500     7.950     12/01/2026
  500062918     ABEND,PAUL M                 7.375      .150    7.225     .1000     7.125     12/01/2026
  500062931     WISEMAN,DANIEL L.            8.250      .250    8.000     .0500     7.950     12/01/2026
  500062932     ROWLAND,DANIEL               8.125      .250    7.875     .0500     7.825     11/01/2026
  500062933     ELFRINK,LOUI D JR            8.250      .250    8.000     .0500     7.950     12/01/2026
  500062941     ELLERITZ,BRIAN J.            7.875      .250    7.625     .0500     7.575     12/01/2026
  500062942     IKER,STEVEN                  8.000      .250    7.750     .0500     7.700     12/01/2026
  500062943     ROBINSON,WENDELL D.          8.000      .250    7.750     .0500     7.700     12/01/2026
  500062944     BRUGUERA,LAWRENCE            8.625      .250    8.375     .0500     8.325     10/01/2026
  500062946     CARTER,RANDALL D.            8.750      .250    8.500     .0500     8.450     11/01/2026
  500062947     SCOTT,JEFFREY T.             8.000      .250    7.750     .0500     7.700     11/01/2026
  500062948     VOLCANSEK,FREDERICK W.       8.250      .250    8.000     .0500     7.950     11/01/2026
  500062949     BOWLIN,DAVID J.              8.000      .250    7.750     .0500     7.700     12/01/2026
  500062950     NELSON,DAVID C,              8.375      .250    8.125     .0500     8.075     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500062916     KASHIZADEH,SHAHROUZ        092412620                  $2,065.98                  01/01/1997             360
  500062918     ABEND,PAUL M               092412919                  $1,616.18        12        01/01/1997             360
  500062931     WISEMAN,DANIEL L.          7064881                    $3,733.79                  01/01/1997             360
  500062932     ROWLAND,DANIEL             6456502                    $2,375.99                  01/01/1997             360
  500062933     ELFRINK,LOUI D JR          6451932                    $1,893.19                  01/01/1997             360
  500062941     ELLERITZ,BRIAN J.          7065136                    $2,777.02                  01/01/1997             360
  500062942     IKER,STEVEN                7065159                    $2,384.73                  01/01/1997             360
  500062943     ROBINSON,WENDELL D.        7066716                    $1,808.00                  01/01/1997             360
  500062944     BRUGUERA,LAWRENCE          6404092                    $2,488.93                  01/01/1997             360
  500062946     CARTER,RANDALL D.          6374802                    $2,643.31                  01/01/1997             360
  500062947     SCOTT,JEFFREY T.           6446022                    $3,206.55                  01/01/1997             360
  500062948     VOLCANSEK,FREDERICK W.     6350992                    $2,079.51         2        01/01/1997             360
  500062949     BOWLIN,DAVID J.            6295512                    $1,614.28                  01/01/1997             360
  500062950     NELSON,DAVID C,            6444092                    $1,945.78                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500062916     KASHIZADEH,SHAHROUZ         .00       .00       .00       .000        .250          .300      $405,000.00    N
  500062918     ABEND,PAUL M                .00       .00       .00       .000        .150          .250      $260,000.00    N
  500062931     WISEMAN,DANIEL L.                                                                             $660,000.00    N
  500062932     ROWLAND,DANIEL                                                                                $400,000.00    N
  500062933     ELFRINK,LOUI D JR                                                                             $315,000.00    N
  500062941     ELLERITZ,BRIAN J.                                                                             $530,000.00    N
  500062942     IKER,STEVEN                                                                                   $420,000.00    N
  500062943     ROBINSON,WENDELL D.                                                                           $320,000.00    N
  500062944     BRUGUERA,LAWRENCE                                                                             $454,000.00    N
  500062946     CARTER,RANDALL D.                                                                             $425,000.00    N
  500062947     SCOTT,JEFFREY T.                                                                              $606,000.00    N
  500062948     VOLCANSEK,FREDERICK W.                                                                        $291,400.00    N
  500062949     BOWLIN,DAVID J.                                                                               $275,000.00    N
  500062950     NELSON,DAVID C,                                                                               $320,000.00    N


                                                                   Page    4
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500062951     COUNCIL,MAURICE            1411 TROUT DRIVE           PANAMA CITY BEA    FL     32408      $219,852.38
  500062953     BROWN,JON                  9763 DONINGTON PLACE       LOS ANGELES        CA     90210      $274,841.78
  500062954     CRAWFORD,D.CHRIS           905 OVILLA OAKS DRIVE      OVILLA             TX     75154      $223,713.34
  500062956     ROBINSON,MICHAEL S.        976 TERRA BELLA AVE        SAN JOSE           CA     95125      $391,323.62
  500062957     SWEENEY,JAMES C.           18 JUNIPER DRIVE           KINGSTON           MA     02364      $271,835.22
  500062959     EVASHENK,MICHAEL J.        9 STONEFIELD CT            SACREMENTO         CA     95831      $241,340.74
  500062960     BRAY,J.GRAHAM              61 LITTLE CREEK LANE       NOVATO             CA     94945      $220,344.37
  500062961     MCKASSON,THOMAS A.         16879 SUMMER PLACE         LAKE OSWEGO        OR     97035      $241,287.99
  500062962     KANE,MARK                  17512 MUIRFIELD DRIVE      DALLAS             TX     75287      $319,785.28
  500062963     KOURY,ROBERT R.            3616 SNIDOW DRIVE          PLANO              TX     75025      $251,669.20
  500062964     SCHRIER,STANLEY            1329 N. 141ST AVE          OMAHA              NE     68118      $499,672.93
  500062965     NOWELL,TRACY A.            612 ENCHANTED ISLES DRIVE  MABANK             TX     75147      $359,539.30
  500062967     CLEMANN,DONALD             1825 173RD AVE NE          BELLEVUE           WA     98008      $260,820.38
  500062968     TOPP,GREG A.               5632 CHALON ROAD           YORBA LINDA        CA     92886      $299,606.19


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500062951     COUNCIL,MAURICE              8.250      .250    8.000     .0500     7.950     10/01/2026
  500062953     BROWN,JON                    8.125      .250    7.875     .0500     7.825     12/01/2026
  500062954     CRAWFORD,D.CHRIS             8.250      .250    8.000     .0500     7.950     11/01/2026
  500062956     ROBINSON,MICHAEL S.          8.500      .250    8.250     .0500     8.200     11/01/2026
  500062957     SWEENEY,JAMES C.             8.500      .250    8.250     .0500     8.200     12/01/2026
  500062959     EVASHENK,MICHAEL J.          8.250      .250    8.000     .0500     7.950     11/01/2026
  500062960     BRAY,J.GRAHAM                7.750      .250    7.500     .0500     7.450     12/01/2026
  500062961     MCKASSON,THOMAS A.           8.000      .250    7.750     .0500     7.700     12/01/2026
  500062962     KANE,MARK                    8.000      .250    7.750     .0500     7.700     12/01/2026
  500062963     KOURY,ROBERT R.              8.125      .250    7.875     .0500     7.825     11/01/2026
  500062964     SCHRIER,STANLEY              8.125      .250    7.875     .0500     7.825     12/01/2026
  500062965     NOWELL,TRACY A.              8.250      .250    8.000     .0500     7.950     11/01/2026
  500062967     CLEMANN,DONALD               7.875      .250    7.625     .0500     7.575     12/01/2026
  500062968     TOPP,GREG A.                 8.125      .250    7.875     .0500     7.825     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500062951     COUNCIL,MAURICE            6282972                    $1,878.17                  01/01/1997             360
  500062953     BROWN,JON                  6617432                    $2,227.49                  01/01/1997             360
  500062954     CRAWFORD,D.CHRIS           6063222                    $1,682.84                  01/01/1997             360
  500062956     ROBINSON,MICHAEL S.        6441592                    $3,012.60                  01/01/1997             360
  500062957     SWEENEY,JAMES C.           5934072                    $2,091.45        18        01/01/1997             360
  500062959     EVASHENK,MICHAEL J.        6618772                    $1,815.44         1        01/01/1997             360
  500062960     BRAY,J.GRAHAM              6707602                    $1,579.69        14        01/01/1997             360
  500062961     MCKASSON,THOMAS A.         6626062                    $1,771.68                  01/01/1997             360
  500062962     KANE,MARK                  6691902                    $2,348.05                  01/01/1997             360
  500062963     KOURY,ROBERT R.            6631142                    $1,871.09                  01/01/1997             360
  500062964     SCHRIER,STANLEY            6687292                    $3,712.49                  01/01/1997             360
  500062965     NOWELL,TRACY A.            6631882                    $2,704.56         1        01/01/1997             360
  500062967     CLEMANN,DONALD             6684552                    $1,892.43         1        01/01/1997             360
  500062968     TOPP,GREG A.               6621352                    $2,227.49                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500062951     COUNCIL,MAURICE                                                                               $425,000.00    N
  500062953     BROWN,JON                                                                                     $890,000.00    N
  500062954     CRAWFORD,D.CHRIS                                                                              $280,000.00    N
  500062956     ROBINSON,MICHAEL S.                                                                           $489,800.00    N
  500062957     SWEENEY,JAMES C.                                                                              $304,000.00    N
  500062959     EVASHENK,MICHAEL J.                                                                           $275,000.00    N
  500062960     BRAY,J.GRAHAM                                                                                 $245,000.00    N
  500062961     MCKASSON,THOMAS A.                                                                            $301,874.00    N
  500062962     KANE,MARK                                                                                     $411,000.00    N
  500062963     KOURY,ROBERT R.                                                                               $342,005.16    N
  500062964     SCHRIER,STANLEY                                                                               $800,000.00    N
  500062965     NOWELL,TRACY A.                                                                               $400,000.00    N
  500062967     CLEMANN,DONALD                                                                                $290,000.00    N
  500062968     TOPP,GREG A.                                                                                  $375,000.00    N


                                                                   Page    5
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500062970     GERBAZ,MICHAEL B.          0355 WATSON DIVIDE ROAD    SNOWMASS           CO     81654      $245,850.97
  500062971     JEFFERIS,TODD R.           1340 CLAYTON ROAD          SAN JOSE           CA     95127      $254,745.52
  500062972     SHIM,YOUNG                 5515 ALFREDO COURT         AGOURA HILLS       CA     91301      $253,838.03
  500062973     TAYLOR,SCOTT               2180 NELSON ROAD           SCOTTS VALLEY      CA     95066      $359,770.44
  500062974     BOYBORDI,MOHOMMAD          9514 VANALDEN AVENUE       LOS ANGELES        CA     91342      $231,620.08
  500062975     BUIS,THOMAS E.             8596 EAST DAVENPORT DR.    SCOTTSDALE         AZ     85260      $429,304.35
  500062976     TOOLE,AUSTIN A.            21 COBBLER LANE            SHARON             MA     02067      $271,113.29
  500062977     JONES,ROBERT D.            22 WINGED FOOT WEST        ABILENE            TX     79606      $219,856.08
  500062978     KRONICK,GENE               6960 LIONS HEAD LANE       BOCA RATON         FL     33496      $279,641.67
  500062979     PIZZURO,THOMAS             17 ILANA COURT             NORTH CASTLE       NY     10504      $379,583.30
  500062980     MARTIN,LOLITA D. JAMES     4906 FOREST CREEK COURT    BOWIE              MD     20720      $279,684.89
  500062981     DILL,DANIEL J.             135 BASS POINT ROAD        NAHANT             MA     01908      $244,847.72
  500062983     CHANG,MICHAEL              3527 HENRIETTA AVENUE      GLENDALE           CA     91214      $249,188.76
  500062985     MEMMO,NICHOLAS A JR.       43 FAIRWAY LANE            FOXBORO            MA     02035      $265,937.11


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500062970     GERBAZ,MICHAEL B.            8.500      .250    8.250     .0500     8.200     12/01/2026
  500062971     JEFFERIS,TODD R.             8.500      .250    8.250     .0500     8.200     12/01/2026
  500062972     SHIM,YOUNG                   8.250      .250    8.000     .0500     7.950     12/01/2026
  500062973     TAYLOR,SCOTT                 8.250      .250    8.000     .0500     7.950     12/01/2026
  500062974     BOYBORDI,MOHOMMAD            8.875      .250    8.625     .0500     8.575     12/01/2026
  500062975     BUIS,THOMAS E.               7.875      .250    7.625     .0500     7.575     12/01/2026
  500062976     TOOLE,AUSTIN A.              7.875      .250    7.625     .0500     7.575     12/01/2026
  500062977     JONES,ROBERT D.              8.125      .250    7.875     .0500     7.825     12/01/2026
  500062978     KRONICK,GENE                 8.250      .250    8.000     .0500     7.950     11/01/2026
  500062979     PIZZURO,THOMAS               9.000      .250    8.750     .0500     8.700     11/01/2026
  500062980     MARTIN,LOLITA D. JAMES       8.875      .250    8.625     .0500     8.575     11/01/2026
  500062981     DILL,DANIEL J.               8.375      .250    8.125     .0500     8.075     12/01/2026
  500062983     CHANG,MICHAEL                8.375      .250    8.125     .0500     8.075     11/01/2026
  500062985     MEMMO,NICHOLAS A JR.         8.750      .250    8.500     .0500     8.450     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500062970     GERBAZ,MICHAEL B.          6679442                    $1,891.53                  01/01/1997             360
  500062971     JEFFERIS,TODD R.           6620742                    $1,960.73                  01/01/1997             360
  500062972     SHIM,YOUNG                 6677282                    $1,908.22                  01/01/1997             360
  500062973     TAYLOR,SCOTT               6676332                    $2,704.56                  01/01/1997             360
  500062974     BOYBORDI,MOHOMMAD          6620652                    $1,843.91         7        01/01/1997             360
  500062975     BUIS,THOMAS E.             6671292                    $3,114.90                  01/01/1997             360
  500062976     TOOLE,AUSTIN A.            6619972                    $1,967.12                  01/01/1997             360
  500062977     JONES,ROBERT D.            6666262                    $1,633.49                  01/01/1997             360
  500062978     KRONICK,GENE               7060692                    $2,103.55                  01/01/1997             360
  500062979     PIZZURO,THOMAS             7060645                    $3,057.57                  01/01/1997             360
  500062980     MARTIN,LOLITA D. JAMES     7060306                    $2,227.81        18        01/01/1997             360
  500062981     DILL,DANIEL J.             7060436                    $1,862.18                  01/01/1997             360
  500062983     CHANG,MICHAEL              7062872                    $1,896.38        14        01/01/1997             360
  500062985     MEMMO,NICHOLAS A JR.       7060716                    $2,094.59                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500062970     GERBAZ,MICHAEL B.                                                                             $350,000.00    N
  500062971     JEFFERIS,TODD R.                                                                              $340,000.00    N
  500062972     SHIM,YOUNG                                                                                    $320,000.00    N
  500062973     TAYLOR,SCOTT                                                                                  $450,000.00    N
  500062974     BOYBORDI,MOHOMMAD                                                                             $257,500.00    N
  500062975     BUIS,THOMAS E.                                                                                $550,000.00    N
  500062976     TOOLE,AUSTIN A.                                                                               $377,000.00    N
  500062977     JONES,ROBERT D.                                                                               $275,000.00    N
  500062978     KRONICK,GENE                                                                                $1,060,000.00    N
  500062979     PIZZURO,THOMAS                                                                                $570,000.00    N
  500062980     MARTIN,LOLITA D. JAMES                                                                        $315,000.00    N
  500062981     DILL,DANIEL J.                                                                                $425,000.00    N
  500062983     CHANG,MICHAEL                                                                                 $277,500.00    N
  500062985     MEMMO,NICHOLAS A JR.                                                                          $355,000.00    N


                                                                Page    6
 RUN DATE:  01/21/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:09:39               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/21/1997

 POOL NUMBER:          1387    POOL NAME:    1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500062986     MURCIA,FRANCISCO A.        649 CAYUGA AVENUE          SAN FRANCISCO      CA     94112      $215,630.67
  500062987     DOSHI,YOGESH K.            244 MUSCAT COURT           FREMONT            CA     94539      $399,488.11
  500062988     STRAVINSKI,CEASER A.,JR    160 MIDLAND MANOR DRIVE    MIDLAND            CA     31820      $239,838.97
  500062989     DINH,JOSEPH                345 TRAMWAY DRIVE          MILPITAS           CA     95035      $281,815.52
  500062990     COPELAND,DENNIS W.         21 VILLAGE DRIVE           CARMEL VALLEY      CA     93924      $314,575.87
  500062992     ELIAS,URI                  125 SOUTH HAMEL DRIVE      BEVERLY HILLS      CA     90211      $263,662.14
  500062993     ZIMMERMAN,EARL K.          1376 SHEFFIELD AVENUE      CAMPBELL           CA     95008      $297,998.21
  500062994     LINKE,RAYMOND              28731 HEDGEROW             MISSION VIEJO      CA     92692      $296,833.49
  500062995     WONG,GREGORY K.            1352 MILLBRAE AVENUE       MILLBRAE           CA     94030      $399,461.43
  500062996     LEIVA,MANUEL               7921 GOODHURST DRIVE       GAITHERSBURG       MD     20879      $291,644.95
  500062998     BRUNACHE,JEAN CLAUDE       2011 MEZES AVENUE          BELMONT            CA     94002      $343,602.72
  500062999     KEITH,F.M.                 1511 VANCOUVER ANENUE      BURLINGAME         CA     94010      $484,089.31
  500063000     HUDSON,RUSSELL L.          4811 HERMANSON CIRCLE      HUNTINGTON BEAC    CA     92649      $299,606.17
  500063001     SHANLEY,JOHN               2155 30TH AVENUE           SAN FRANCISCO      CA     94116      $233,198.98


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500062986     MURCIA,FRANCISCO A.          8.375      .250    8.125     .0500     8.075     11/01/2026
  500062987     DOSHI,YOGESH K.              8.250      .250    8.000     .0500     7.950     11/01/2026
  500062988     STRAVINSKI,CEASER A.,JR      8.000      .250    7.750     .0500     7.700     12/01/2026
  500062989     DINH,JOSEPH                  8.125      .250    7.875     .0500     7.825     12/01/2026
  500062990     COPELAND,DENNIS W.           8.000      .250    7.750     .0500     7.700     11/01/2026
  500062992     ELIAS,URI                    8.250      .250    8.000     .0500     7.950     11/01/2026
  500062993     ZIMMERMAN,EARL K.            8.000      .250    7.750     .0500     7.700     11/01/2026
  500062994     LINKE,RAYMOND                8.875      .250    8.625     .0500     8.575     12/01/2026
  500062995     WONG,GREGORY K.              8.000      .250    7.750     .0500     7.700     11/01/2026
  500062996     LEIVA,MANUEL                 8.500      .250    8.250     .0500     8.200     11/01/2026
  500062998     BRUNACHE,JEAN CLAUDE         8.750      .250    8.500     .0500     8.450     11/01/2026
  500062999     KEITH,F.M.                   8.375      .250    8.125     .0500     8.075     11/01/2026
  500063000     HUDSON,RUSSELL L.            8.125      .250    7.875     .0500     7.825     11/01/2026
  500063001     SHANLEY,JOHN                 8.000      .250    7.750     .0500     7.700     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500062986     MURCIA,FRANCISCO A.        7063148                    $1,641.00                  01/01/1997             360
  500062987     DOSHI,YOGESH K.            7060908                    $3,005.07                  01/01/1997             360
  500062988     STRAVINSKI,CEASER A.,JR    7063189                    $1,761.04                  01/01/1997             360
  500062989     DINH,JOSEPH                7063285                    $2,093.84                  01/01/1997             360
  500062990     COPELAND,DENNIS W.         7063374                    $2,311.36                  01/01/1997             360
  500062992     ELIAS,URI                  7063524                    $1,983.34                  01/01/1997             360
  500062993     ZIMMERMAN,EARL K.          7061054                    $2,189.56                  01/01/1997             360
  500062994     LINKE,RAYMOND              7063520                    $2,363.07        15        01/01/1997             360
  500062995     WONG,GREGORY K.            7061051                    $2,935.06                  01/01/1997             360
  500062996     LEIVA,MANUEL               7059902                    $2,245.23                  01/01/1997             360
  500062998     BRUNACHE,JEAN CLAUDE       7059830                    $2,706.25                  01/01/1997             360
  500062999     KEITH,F.M.                 6460952                    $3,686.35                  01/01/1997             360
  500063000     HUDSON,RUSSELL L.          7059752                    $2,227.50                  01/01/1997             360
  500063001     SHANLEY,JOHN               6461032                    $1,714.07                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500062986     MURCIA,FRANCISCO A.                                                                           $270,000.00    N
  500062987     DOSHI,YOGESH K.                                                                               $527,000.00    N
  500062988     STRAVINSKI,CEASER A.,JR                                                                       $340,000.00    N
  500062989     DINH,JOSEPH                                                                                   $392,000.00    N
  500062990     COPELAND,DENNIS W.                                                                            $395,000.00    N
  500062992     ELIAS,URI                                                                                     $330,000.00    N
  500062993     ZIMMERMAN,EARL K.                                                                             $373,000.00    N
  500062994     LINKE,RAYMOND                                                                                 $330,000.00    N
  500062995     WONG,GREGORY K.                                                                               $545,000.00    N
  500062996     LEIVA,MANUEL                                                                                  $370,250.00    N
  500062998     BRUNACHE,JEAN CLAUDE                                                                          $430,000.00    N
  500062999     KEITH,F.M.                                                                                    $685,000.00    N
  500063000     HUDSON,RUSSELL L.                                                                             $375,000.00    N
  500063001     SHANLEY,JOHN                                                                                  $292,000.00    N


                                                                 Page    7
 RUN DATE:  01/21/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:09:39               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/21/1997

 POOL NUMBER:          1387    POOL NAME:    1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063002     TARDIFF,ANNE-MARIE         1540 BAY POINTE DRIVE      SARASOTA           FL     34236      $295,640.11
  500063003     HABIB,DAVID                1405 MCLEAN MEWS COURT     MCLEAN             VA     22101      $282,818.69
  500063004     FINE-ROBERTS, BARBARA G.   1704 N.ATLANTIC AVENUE     DAYTONA BEACH      FL     32118      $249,688.14
  500063005     DERVISHI,BRIAN             6325 RIVIERA DRIVE         CORAL GABLES       FL     33146      $307,605.85
  500063006     BUCKMAN,JAMES              29605 DOUBLE EAGLE DR      FAIR OAKS RANCH    TX     78015      $280,176.05
  500063007     SEXTON,JAMES M.            9105 WOODRIDGE RUN DRIVE   TAMPA              FL     33647      $355,508.39
  500063008     FEUER,DEBORAH              254 BUNGALOW AVENUE        SAN RAFEAL         CA     94901      $259,649.93
  500063009     ADESANYA,ABIODUN           3428 FOREST WOOD DRIVE     BROOKVILLE         MD     20833      $219,452.65
  500063010     GAUTHIER,THEODORE J.       500 LAGUNITA DRIVE         SOQUEL             CA     95073      $255,571.53
  500063011     SMITHERS,THOMAS            490 BIRKDALE DRIVE         FAYETEVILLE        GA     30215      $417,177.84
  500063012     BALA,SUNIL                 7536 ARLINGTON BLVD        FALLS CHURCH       VA     22042      $339,530.48
  500063013     RUBY,CHARLES ERIC          211 MALLARD DRIVE          STEVENSVILLE       MD     21617      $254,656.66
  500063014     KARABATSOS,JOHN            4280 SOUTH MEADOW BROOK L  EVERGREEN          CO     80439      $259,683.86
  500063015     BRUNETTI,RICHARD           1243 ORLOFF DRIVE          PLEASANTON         CA     94566      $267,257.55


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063002     TARDIFF,ANNE-MARIE           8.500      .250    8.250     .0500     8.200     11/01/2026
  500063003     HABIB,DAVID                  8.000      .250    7.750     .0500     7.700     11/01/2026
  500063004     FINE-ROBERTS, BARBARA G.     8.375      .250    8.125     .0500     8.075     11/01/2026
  500063005     DERVISHI,BRIAN               8.250      .250    8.000     .0500     7.950     11/01/2026
  500063006     BUCKMAN,JAMES                8.750      .250    8.500     .0500     8.450     11/01/2026
  500063007     SEXTON,JAMES M.              7.875      .250    7.625     .0500     7.575     12/01/2026
  500063008     FEUER,DEBORAH                8.000      .250    7.750     .0500     7.700     11/01/2026
  500063009     ADESANYA,ABIODUN             8.000      .250    7.750     .0500     7.700     12/01/2026
  500063010     GAUTHIER,THEODORE J.         8.250      .250    8.000     .0500     7.950     11/01/2026
  500063011     SMITHERS,THOMAS              8.750      .250    8.500     .0500     8.450     12/01/2026
  500063012     BALA,SUNIL                   7.875      .250    7.625     .0500     7.575     11/01/2026
  500063013     RUBY,CHARLES ERIC            8.000      .250    7.750     .0500     7.700     11/01/2026
  500063014     KARABATSOS,JOHN              8.500      .250    8.250     .0500     8.200     11/01/2026
  500063015     BRUNETTI,RICHARD             8.250      .250    8.000     .0500     7.950     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063002     TARDIFF,ANNE-MARIE         7059540                    $2,275.98                  01/01/1997             360
  500063003     HABIB,DAVID                6461622                    $2,078.02                  01/01/1997             360
  500063004     FINE-ROBERTS, BARBARA G.   7059410                    $1,900.18                  01/01/1997             360
  500063005     DERVISHI,BRIAN             7058489                    $2,313.90                  01/01/1997             360
  500063006     BUCKMAN,JAMES              6462222                    $2,206.70         1        01/01/1997             360
  500063007     SEXTON,JAMES M.            7057865                    $2,581.25                  01/01/1997             360
  500063008     FEUER,DEBORAH              6462242                    $1,907.79                  01/01/1997             360
  500063009     ADESANYA,ABIODUN           7057439                    $1,611.35        12        01/01/1997             360
  500063010     GAUTHIER,THEODORE J.       7062138                    $1,923.25                  01/01/1997             360
  500063011     SMITHERS,THOMAS            6492992                    $3,283.83                  01/01/1997             360
  500063012     BALA,SUNIL                 6464132                    $2,465.24                  01/01/1997             360
  500063013     RUBY,CHARLES ERIC          7062187                    $1,871.10                  01/01/1997             360
  500063014     KARABATSOS,JOHN            6469012                    $1,999.18                  01/01/1997             360
  500063015     BRUNETTI,RICHARD           6497962                    $2,010.39                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063002     TARDIFF,ANNE-MARIE                                                                            $415,000.00    N
  500063003     HABIB,DAVID                                                                                   $354,000.00    N
  500063004     FINE-ROBERTS, BARBARA G.                                                                      $313,000.00    N
  500063005     DERVISHI,BRIAN                                                                                $385,000.00    N
  500063006     BUCKMAN,JAMES                                                                                 $311,680.00    N
  500063007     SEXTON,JAMES M.                                                                               $445,000.00    N
  500063008     FEUER,DEBORAH                                                                                 $325,000.00    N
  500063009     ADESANYA,ABIODUN                                                                              $250,000.00    N
  500063010     GAUTHIER,THEODORE J.                                                                          $320,000.00    N
  500063011     SMITHERS,THOMAS                                                                               $612,000.00    N
  500063012     BALA,SUNIL                                                                                    $425,000.00    N
  500063013     RUBY,CHARLES ERIC                                                                             $326,000.00    N
  500063014     KARABATSOS,JOHN                                                                               $480,000.00    N
  500063015     BRUNETTI,RICHARD                                                                              $375,000.00    N


                                                              Page    8
 RUN DATE:  01/21/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:09:39               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/21/1997

 POOL NUMBER:          1387    POOL NAME:    1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063016     GRAHAM,PAUL R.             146 LAS ASTAS DRIVE        LOS GATOS          CA     95030      $273,167.45
  500063017     FLETCHER,FRANK R.          1462 HARRINGTON PARK DR    JACKSONVILLE       FL     32225      $251,652.02
  500063018     ZIPKIN,ROBERT E. M.D.      1420 VANCOUVER AVENUE      BURLINGAME         CA     94010      $462,433.26
  500063019     BONHAM,WILLIAM H.          12935 LONG RIDGE ROAD      KNOXVILLE          TN     37922      $283,127.85
  500063020     LUM,D                      1456 FALCON AVENUE         SUNNYVALE          CA     94087      $299,616.09
  500063021     TRAN,HENRY H.              581 PALOMA AVENUE          PACIFICA           CA     94044      $252,659.35
  500063022     DEMPSEY,S.D.               317 MALLARD ROAD           WESTON             FL     33327      $345,362.16
  500063023     COPLIN,WILLIAM             956 ADDISON AVENUE         PALO ALTO          CA     94301      $649,032.19
  500063024     SANDERS,JAMES              1129 INTERLOCHEN BLVD      WINTER HAVEN       FL     33884      $325,832.49
  500063026     NGUYEN,KELVIN ANH-DUC      7522 EAST BIG CANYON DRIV  ANAHEIM            CA     92808      $244,627.22
  500063027     SUEN,KAM CHARN             13323 277TH AVENUE, N.E.   WOODINVILLE        WA     98072      $306,832.26
  500063028     NGUYEN,HUY                 8631 LAKEVIEW LANE         FAIRFAX STATION    VA     22039      $268,772.79
  500063029     SHAMIEH,NABIL              925 PARROTT DRIVE          HILLSBOROUGH       CA     94010      $559,226.69
  500063030     CURRIER,LEWIS R.           22710 BENNER AVENUE        TORRANCE           CA     90505      $255,663.95


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063016     GRAHAM,PAUL R.               8.500      .250    8.250     .0500     8.200     11/01/2026
  500063017     FLETCHER,FRANK R.            7.875      .250    7.625     .0500     7.575     11/01/2026
  500063018     ZIPKIN,ROBERT E. M.D.        8.250      .250    8.000     .0500     7.950     11/01/2026
  500063019     BONHAM,WILLIAM H.            8.125      .250    7.875     .0500     7.825     11/01/2026
  500063020     LUM,D                        8.250      .250    8.000     .0500     7.950     11/01/2026
  500063021     TRAN,HENRY H.                8.000      .250    7.750     .0500     7.700     11/01/2026
  500063022     DEMPSEY,S.D.                 7.875      .250    7.625     .0500     7.575     12/01/2026
  500063023     COPLIN,WILLIAM               7.500      .250    7.250     .0500     7.200     11/01/2026
  500063024     SANDERS,JAMES                8.250      .250    8.000     .0500     7.950     11/01/2026
  500063026     NGUYEN,KELVIN ANH-DUC        7.750      .250    7.500     .0500     7.450     12/01/2026
  500063027     SUEN,KAM CHARN               8.000      .250    7.750     .0500     7.700     11/01/2026
  500063028     NGUYEN,HUY                   8.500      .250    8.250     .0500     8.200     11/01/2026
  500063029     SHAMIEH,NABIL                7.875      .250    7.625     .0500     7.575     11/01/2026
  500063030     CURRIER,LEWIS R.             8.125      .250    7.875     .0500     7.825     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063016     GRAHAM,PAUL R.             7062403                    $2,102.98                  01/01/1997             360
  500063017     FLETCHER,FRANK R.          7062407                    $1,827.17                  01/01/1997             360
  500063018     ZIPKIN,ROBERT E. M.D.      7062640                    $3,479.87                  01/01/1997             360
  500063019     BONHAM,WILLIAM H.          7062649                    $2,104.98        18        01/01/1997             360
  500063020     LUM,D                      7050368                    $2,253.80                  01/01/1997             360
  500063021     TRAN,HENRY H.              7062081                    $1,856.43                  01/01/1997             360
  500063022     DEMPSEY,S.D.               7052013                    $2,505.84                  01/01/1997             360
  500063023     COPLIN,WILLIAM             7062116                    $4,544.90                  01/01/1997             360
  500063024     SANDERS,JAMES              7055771                    $2,451.01        18        01/01/1997             360
  500063026     NGUYEN,KELVIN ANH-DUC      7061270                    $1,753.78                  01/01/1997             360
  500063027     SUEN,KAM CHARN             7061210                    $2,260.00                  01/01/1997             360
  500063028     NGUYEN,HUY                 7061218                    $2,069.15         7        01/01/1997             360
  500063029     SHAMIEH,NABIL              7061283                    $4,060.39                  01/01/1997             360
  500063030     CURRIER,LEWIS R.           7061286                    $1,900.80                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063016     GRAHAM,PAUL R.                                                                                $365,000.00    N
  500063017     FLETCHER,FRANK R.                                                                             $315,000.00    N
  500063018     ZIPKIN,ROBERT E. M.D.                                                                         $579,000.00    N
  500063019     BONHAM,WILLIAM H.                                                                             $315,000.00    N
  500063020     LUM,D                                                                                         $375,000.00    N
  500063021     TRAN,HENRY H.                                                                                 $453,000.00    N
  500063022     DEMPSEY,S.D.                                                                                  $440,000.00    N
  500063023     COPLIN,WILLIAM                                                                                $815,000.00    N
  500063024     SANDERS,JAMES                                                                                 $362,520.00    N
  500063026     NGUYEN,KELVIN ANH-DUC                                                                         $306,000.00    N
  500063027     SUEN,KAM CHARN                                                                                $387,000.00    N
  500063028     NGUYEN,HUY                                                                                    $299,000.00    N
  500063029     SHAMIEH,NABIL                                                                                 $700,000.00    N
  500063030     CURRIER,LEWIS R.                                                                              $338,000.00    N


                                                                Page    9
 RUN DATE:  01/21/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:09:39               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/21/1997

 POOL NUMBER:          1387    POOL NAME:    1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063033     NORMAN,DAVID S.            725 1ST STREET SOUTH #103  KIRKLAND           WA     98033      $259,640.97
  500063034     ELLIS,CRAIG A.             17238 SOUTHEAST 47TH PL    BELLEVUE           WA     98006      $230,681.01
  500063035     CROOKS,WILLIAM S.          33300 W.143RD STREET       GARDNER            KS     66030      $499,392.05
  500063036     GIBBS,ALAN                 7806 WOODSDALE LANE        JACKSONVILLE       FL     32256      $339,542.22
  500063039     LIEW,KWANG S.              20325 VIA SAN MARINO       CUPERTINO          CA     95014      $377,503.79
  500063042     DOLSON,BEN                 807 VIA LIDO SOUD          NEWPORT BEACH      CA     92663      $998,687.27
  500063043     PETTER,RUSSELL C.          343 HUDSON ROAD            STOW               MA     01775      $270,035.93
  500063044     BROWN,JOSEPH               15701 WILLOWDALE ROAD      TAMPA              FL     33624      $269,821.58
  500063045     O'DONNEL,WILLIAM J.        LOT 24 MORGAN WAY          TYNGSBOROUGH       MA     01879      $219,725.56
  500063046     JAY,GARY W                 2603 CEDARWOOD CT          MCKINNEY           TX     75070      $311,600.71
  500063047     ISAACSON,JAMES             4604 TRAYWICK DR.          MARIETTA           GA     30062      $297,219.16
  500063048     GRAY,KENT R.P.             2440 ROSSMERE STREET       COLORADO SPRING    CO     80919      $259,842.49
  500063049     STEPHENS,MARK G            22 LITTLEFIELD ROAD        MILFORD            MA     01757      $238,328.17
  500063050     SMEAD,MICHAEL              6551 LEYLAND PARK DR       SAN JOSE           CA     95120      $251,677.52


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063033     NORMAN,DAVID S.              7.875      .250    7.625     .0500     7.575     11/01/2026
  500063034     ELLIS,CRAIG A.               7.875      .250    7.625     .0500     7.575     11/01/2026
  500063035     CROOKS,WILLIAM S.            8.500      .250    8.250     .0500     8.200     11/01/2026
  500063036     GIBBS,ALAN                   8.000      .250    7.750     .0500     7.700     11/01/2026
  500063039     LIEW,KWANG S.                8.125      .250    7.875     .0500     7.825     11/01/2026
  500063042     DOLSON,BEN                   8.125      .250    7.875     .0500     7.825     11/01/2026
  500063043     PETTER,RUSSELL C.            8.000      .250    7.750     .0500     7.700     11/01/2026
  500063044     BROWN,JOSEPH                 8.250      .250    8.000     .0500     7.950     11/01/2025
  500063045     O'DONNEL,WILLIAM J.          8.375      .250    8.125     .0500     8.075     11/01/2026
  500063046     JAY,GARY W                   8.250      .250    8.000     .0500     7.950     11/01/2026
  500063047     ISAACSON,JAMES               8.250      .250    8.000     .0500     7.950     11/01/2026
  500063048     GRAY,KENT R.P.               8.500      .250    8.250     .0500     8.200     12/01/2026
  500063049     STEPHENS,MARK G              8.125      .250    7.875     .0500     7.825     10/01/2026
  500063050     SMEAD,MICHAEL                8.250      .250    8.000     .0500     7.950     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063033     NORMAN,DAVID S.            6587282                    $1,885.18                  01/01/1997             360
  500063034     ELLIS,CRAIG A.             6591202                    $1,674.91                  01/01/1997             360
  500063035     CROOKS,WILLIAM S.          6591652                    $3,844.57                  01/01/1997             360
  500063036     GIBBS,ALAN                 7057281                    $2,494.80                  01/01/1997             360
  500063039     LIEW,KWANG S.              7061534                    $2,806.64        14        01/01/1997             360
  500063042     DOLSON,BEN                 7061539                    $7,424.98                  01/01/1997             360
  500063043     PETTER,RUSSELL C.          5925612                    $1,984.10                  01/01/1997             360
  500063044     BROWN,JOSEPH               7032450                    $2,046.19                  01/01/1997             348
  500063045     O'DONNEL,WILLIAM J.        5575102                    $1,672.16                  01/01/1997             360
  500063046     JAY,GARY W                 5538792                    $2,343.96                  01/01/1997             360
  500063047     ISAACSON,JAMES             6592022                    $2,235.77                  01/01/1997             360
  500063048     GRAY,KENT R.P.             7061980                    $1,999.18        19        01/01/1997             360
  500063049     STEPHENS,MARK G            4729512                    $1,773.09        18        01/01/1997             360
  500063050     SMEAD,MICHAEL              6593442                    $1,893.19                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063033     NORMAN,DAVID S.                                                                               $360,000.00    N
  500063034     ELLIS,CRAIG A.                                                                                $288,750.00    N
  500063035     CROOKS,WILLIAM S.                                                                             $625,000.00    N
  500063036     GIBBS,ALAN                                                                                    $425,000.00    N
  500063039     LIEW,KWANG S.                                                                                 $420,000.00    N
  500063042     DOLSON,BEN                                                                                  $2,050,000.00    N
  500063043     PETTER,RUSSELL C.                                                                             $338,000.00    N
  500063044     BROWN,JOSEPH                                                                                  $337,780.00    N
  500063045     O'DONNEL,WILLIAM J.                                                                           $275,000.00    N
  500063046     JAY,GARY W                                                                                    $390,000.00    N
  500063047     ISAACSON,JAMES                                                                                $372,060.00    N
  500063048     GRAY,KENT R.P.                                                                                $307,500.00    N
  500063049     STEPHENS,MARK G                                                                               $265,390.00    N
  500063050     SMEAD,MICHAEL                                                                                 $415,000.00    N


                                                                Page   10
 RUN DATE:  01/21/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:09:39               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/21/1997

 POOL NUMBER:          1387    POOL NAME:    1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063051     HESS,RICHARD A.            1501 S CREST DRIVE         LOS ANGELES        CA     90035      $294,834.61
  500063052     EDELSTEIN,ROBERT A.        13 SENTRY HILL ROAD        SHARON             MA     02067      $287,621.92
  500063053     GILMORE,ROBERT             32 HILLSIDE DRIVE 32H      WAYLAND            MA     01778      $293,614.04
  500063054     CONROY,RONALD              1740 LLAGAS ROAD           MORGAN HILL        CA     95037      $551,237.73
  500063055     GALE,BYRON R.              5348 EVERGREEN HEIGHTS     EVERGREEN          CO     80439      $299,765.89
  500063056     HAWKINS,H. RONALD          2636 PEET LANE             ESCONDIDO          CA     92025      $274,030.54
  500063057     GOAD,WILLIAM C.            7401 AURELIA ROAD          OKLAHOMA CITY      OK     73121      $339,586.58
  500063059     CHAPMAN,HOWARD             17760 BAYBERRY             SPRING LAKE        MI     49456      $233,362.14
  500063060     JUNG,IL HYUN               110-26 67TH ROAD           FOREST HILLS       NY     11375      $301,623.27
  500063061     GUERTIN,ROBERT G.          11035 85TH AVE NORTHEAST   KIRKLAND           WA     98034      $310,302.01
  500063062     CURRAN,DIANA               115 WELLINGTON ROAD        WEST HAMPTON       NY     11552      $220,231.88
  500063063     BURROWS,ROBERT P.          4833 COOPER POINT ROAD NW  OLYMPIA            WA     98502      $388,621.91
  500063064     CHEUNG,DAVID K.            1512 ROSECREST TERRACE     SAN JOSE           CA     95126      $296,635.23
  500063065     SURELLA,MICHAEL J.         7 INDIA BROOK DRIVE        MENDHAM TOWNSHI    NJ     07960      $419,745.56


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063051     HESS,RICHARD A.              8.875      .250    8.625     .0500     8.575     12/01/2026
  500063052     EDELSTEIN,ROBERT A.          8.125      .250    7.875     .0500     7.825     11/01/2026
  500063053     GILMORE,ROBERT               8.125      .250    7.875     .0500     7.825     11/01/2026
  500063054     CONROY,RONALD                7.875      .250    7.625     .0500     7.575     11/01/2026
  500063055     GALE,BYRON R.                8.250      .250    8.000     .0500     7.950     11/01/2026
  500063056     HAWKINS,H. RONALD            8.000      .250    7.750     .0500     7.700     11/01/2026
  500063057     GOAD,WILLIAM C.              8.500      .250    8.250     .0500     8.200     11/01/2026
  500063059     CHAPMAN,HOWARD               8.625      .250    8.375     .0500     8.325     12/01/2026
  500063060     JUNG,IL HYUN                 8.375      .250    8.125     .0500     8.075     11/01/2026
  500063061     GUERTIN,ROBERT G.            8.250      .250    8.000     .0500     7.950     12/01/2026
  500063062     CURRAN,DIANA                 8.500      .250    8.250     .0500     8.200     11/01/2026
  500063063     BURROWS,ROBERT P.            8.500      .250    8.250     .0500     8.200     11/01/2026
  500063064     CHEUNG,DAVID K.              8.500      .250    8.250     .0500     8.200     11/01/2026
  500063065     SURELLA,MICHAEL J.           8.500      .250    8.250     .0500     8.200     12/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063051     HESS,RICHARD A.            7061995                    $2,347.16                  01/01/1997             360
  500063052     EDELSTEIN,ROBERT A.        6595952                    $2,138.40                  01/01/1997             360
  500063053     GILMORE,ROBERT             4710232                    $2,182.95                  01/01/1997             360
  500063054     CONROY,RONALD              7062007                    $4,002.39                  01/01/1997             360
  500063055     GALE,BYRON R.              6607942                    $2,254.93         1        01/01/1997             360
  500063056     HAWKINS,H. RONALD          6423232                    $2,013.45                  01/01/1997             360
  500063057     GOAD,WILLIAM C.            6436722                    $2,614.31                  01/01/1997             360
  500063059     CHAPMAN,HOWARD             6604122                    $1,816.14         1        01/01/1997             360
  500063060     JUNG,IL HYUN               6440182                    $2,295.42                  01/01/1997             360
  500063061     GUERTIN,ROBERT G.          6610752                    $2,332.68        18        01/01/1997             360
  500063062     CURRAN,DIANA               6420872                    $1,695.46        18        01/01/1997             360
  500063063     BURROWS,ROBERT P.          6421132                    $2,998.76                  01/01/1997             360
  500063064     CHEUNG,DAVID K.            6422552                    $2,306.74                  01/01/1997             360
  500063065     SURELLA,MICHAEL J.         6405542                    $3,229.44                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063051     HESS,RICHARD A.                                                                               $375,000.00    N
  500063052     EDELSTEIN,ROBERT A.                                                                           $360,000.00    N
  500063053     GILMORE,ROBERT                                                                                $415,000.00    N
  500063054     CONROY,RONALD                                                                                 $690,000.00    N
  500063055     GALE,BYRON R.                                                                                 $333,500.00    N
  500063056     HAWKINS,H. RONALD                                                                             $343,000.00    N
  500063057     GOAD,WILLIAM C.                                                                               $425,000.00    N
  500063059     CHAPMAN,HOWARD                                                                                $270,000.00    N
  500063060     JUNG,IL HYUN                                                                                  $378,000.00    N
  500063061     GUERTIN,ROBERT G.                                                                             $345,000.00    N
  500063062     CURRAN,DIANA                                                                                  $245,000.00    N
  500063063     BURROWS,ROBERT P.                                                                             $790,000.00    N
  500063064     CHEUNG,DAVID K.                                                                               $427,000.00    N
  500063065     SURELLA,MICHAEL J.                                                                            $535,000.00    N


                                                              Page   11
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      97-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063066     GARNER,B. MATT             805 FAIRWAY                JONESBORO          AR     72401      $247,706.11
  500063067     JAVIER,MANUAL A. JR.       768 VALLEY WAY             SANTA CLARA        CA     95051      $269,428.08
  500063068     EBERSOLE,D.G.              755 HANOVER WAY            LAKELAND           FL     33811      $353,318.37
  500063069     RECTOR,JAMES               1012 SKYLINE DRIVE         ELKHORN            NE     68022      $399,757.68
  500063070     LUPI,STEVEN                4480 ROOP ROAD             GILROY             CA     99502      $390,102.94
  500063071     ANTONELLI,MICHAEL          10920 SW 38TH DRIVE        DAVIE              FL     33328      $253,538.22
  500063072     LANTVIT,TIMOTHY            111 PEACE AVE              BOLINGBROOK        IL     60440      $239,708.19
  500063073     PERTILE,RICHARD K.         (NHN)MARINA DRIVE          TARPON SPRINGS     FL     34689      $226,668.66
  500063074     SCANLAN,E.D.               6500 BAYSHORE BLVD         TAMPA              FL     33611      $337,018.12
  500063076     ALSENZ,RICHARD             205 CARUTHERS LANE         HOUSTON            TX     77024      $539,291.15
  500063078     RUBINO,RENEE T.            222 EAST SHORE DRIVE       MASSAPEQUA         NY     11758      $274,841.78
  500063079     SAMMUT,CHARLES P.          350 WOODSIDE AVENUE        MILL VALLEY        CA     94941      $389,710.56
  500063081     CHU,CHARLES LI-JEN         12970 N.W. CREEKVIEW DRIV  PORTLAND           OR     97229      $299,075.86
  500063082     POWELL,PAUL E.             24 HERITAGE PARK CIRCLE    NORTH LITTLE RO    AR     72116      $319,579.52


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063066     GARNER,B. MATT               8.625      .250    8.375     .0500     8.325     11/01/2026
  500063067     JAVIER,MANUAL A. JR.         8.250      .250    8.000     .0500     7.950     12/01/2026
  500063068     EBERSOLE,D.G.                8.750      .250    8.500     .0500     8.450     04/01/2026
  500063069     RECTOR,JAMES                 8.500      .250    8.250     .0500     8.200     12/01/2026
  500063070     LUPI,STEVEN                  7.375      .250    7.125     .0500     7.075     12/01/2026
  500063071     ANTONELLI,MICHAEL            8.250      .250    8.000     .0500     7.950     12/01/2026
  500063072     LANTVIT,TIMOTHY              8.500      .250    8.250     .0500     8.200     11/01/2026
  500063073     PERTILE,RICHARD K.           8.000      .250    7.750     .0500     7.700     12/01/2025
  500063074     SCANLAN,E.D.                 8.000      .250    7.750     .0500     7.700     03/01/2026
  500063076     ALSENZ,RICHARD               8.125      .250    7.875     .0500     7.825     11/01/2026
  500063078     RUBINO,RENEE T.              8.750      .250    8.500     .0500     8.450     12/01/2026
  500063079     SAMMUT,CHARLES P.            7.500      .250    7.250     .0500     7.200     12/01/2026
  500063081     CHU,CHARLES LI-JEN           7.750      .250    7.500     .0500     7.450     11/01/2026
  500063082     POWELL,PAUL E.               8.125      .250    7.875     .0500     7.825     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063066     GARNER,B. MATT             6418882                    $1,928.92                  01/01/1997             360
  500063067     JAVIER,MANUAL A. JR.       7061986                    $2,025.42                  01/01/1997             360
  500063068     EBERSOLE,D.G.              7029829                    $2,794.46         2        01/01/1997             353
  500063069     RECTOR,JAMES               6905102                    $3,075.65                  01/01/1997             360
  500063070     LUPI,STEVEN                6905522                    $2,696.40                  01/01/1997             360
  500063071     ANTONELLI,MICHAEL          7011506                    $1,905.96        12        01/01/1997             360
  500063072     LANTVIT,TIMOTHY            7017549                    $1,845.40         1        01/01/1997             360
  500063073     PERTILE,RICHARD K.         7019980                    $1,678.46                  01/01/1997             349
  500063074     SCANLAN,E.D.               7021312                    $2,490.14         2        01/01/1997             352
  500063076     ALSENZ,RICHARD             6618522                    $4,009.48                  01/01/1997             360
  500063078     RUBINO,RENEE T.            6617472                    $2,163.43                  01/01/1997             360
  500063079     SAMMUT,CHARLES P.          6613502                    $2,726.94                  01/01/1997             360
  500063081     CHU,CHARLES LI-JEN         6610932                    $2,145.65                  01/01/1997             360
  500063082     POWELL,PAUL E.             6612562                    $2,376.00                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063066     GARNER,B. MATT                                                                                $310,000.00    N
  500063067     JAVIER,MANUAL A. JR.                                                                          $337,000.00    N
  500063068     EBERSOLE,D.G.                                                                                 $394,000.00    N
  500063069     RECTOR,JAMES                                                                                  $535,000.00    N
  500063070     LUPI,STEVEN                                                                                   $488,000.00    N
  500063071     ANTONELLI,MICHAEL                                                                             $281,931.00    N
  500063072     LANTVIT,TIMOTHY                                                                               $267,000.00    N
  500063073     PERTILE,RICHARD K.                                                                            $330,000.00    N
  500063074     SCANLAN,E.D.                                                                                  $378,000.00    N
  500063076     ALSENZ,RICHARD                                                                                $675,000.00    N
  500063078     RUBINO,RENEE T.                                                                               $395,000.00    N
  500063079     SAMMUT,CHARLES P.                                                                             $487,500.00    N
  500063081     CHU,CHARLES LI-JEN                                                                            $399,500.00    N
  500063082     POWELL,PAUL E.                                                                                $420,000.00    N


                                                                   Page   12
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063083     PEIRSON,FRANK              1118 SHIPWATCH DRIVE EAST  JACKSONVILLE       FL     32225      $304,110.32
  500063084     LEITNER,ROBERT             44 LAUREL DRIVE            MOUNT KISCO        NY     10549      $317,652.42
  500063085     HAGEDORN,ALAN              6050 RUNNING SPRINGS ROAD  SAN JOSE           CA     95135      $454,095.10
  500063086     DONZIS,LEWIS               13 ASPEN CREEK DRIVE       SAN ANTONIO        TX     78248      $399,744.93
  500063087     HWANG,ERIC                 110 BLACKSTONE DRIVE       DANVILLE           CA     94506      $263,550.75
  500063088     MILLER,JAMES               423 MAYFAIR LANE           LOUISVILLE         KY     40207      $245,693.13
  500063089     MCKEE,WILLIAM              2150 GREEN OAKS DRIVE      LITTLETON          CO     80121      $274,629.73
  500063090     BUCZEK,JOSEPH              208 DANTLEY WAY            WALNUT CREEK       CA     94598      $347,760.51
  500063091     FURASH,JAMES               6018 GROVE DRIVE           ALEXANDRIA         VA     22307      $295,691.12
  500063092     PINTO,ANTHONY              22 NORTHWAY ROAD           BRONXVILLE         NY     10708      $311,385.56
  500063093     BAKER,ROBERT               7304 W. BANFF LANE         PEORIA             AZ     85345      $238,949.67
  500063094     DALEY,WILLIAM              1379 PENNSRIDGE PLACE      DOWNINGTON         PA     19335      $235,837.58
  500063095     AKIN,DAVID                 2038 EMORY STREET          SAN JOSE           CA     95128      $306,794.01
  500063096     PELKEY,RONALD              7346 KENSINGTON LANE       WARRENTON          VA     22186      $239,821.88


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063083     PEIRSON,FRANK                8.250      .250    8.000     .0500     7.950     11/01/2026
  500063084     LEITNER,ROBERT               8.375      .250    8.125     .0500     8.075     11/01/2026
  500063085     HAGEDORN,ALAN                8.000      .250    7.750     .0500     7.700     12/01/2026
  500063086     DONZIS,LEWIS                 8.250      .250    8.000     .0500     7.950     12/01/2026
  500063087     HWANG,ERIC                   8.125      .250    7.875     .0500     7.825     11/01/2026
  500063088     MILLER,JAMES                 8.375      .250    8.125     .0500     8.075     11/01/2026
  500063089     MCKEE,WILLIAM                8.000      .250    7.750     .0500     7.700     11/01/2026
  500063090     BUCZEK,JOSEPH                7.875      .250    7.625     .0500     7.575     12/01/2026
  500063091     FURASH,JAMES                 7.875      .250    7.625     .0500     7.575     11/01/2026
  500063092     PINTO,ANTHONY                7.875      .250    7.625     .0500     7.575     12/01/2026
  500063093     BAKER,ROBERT                 8.250      .250    8.000     .0500     7.950     12/01/2026
  500063094     DALEY,WILLIAM                7.875      .250    7.625     .0500     7.575     12/01/2026
  500063095     AKIN,DAVID                   8.000      .250    7.750     .0500     7.700     12/01/2026
  500063096     PELKEY,RONALD                7.500      .250    7.250     .0500     7.200     12/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063083     PEIRSON,FRANK              6500642                    $2,287.61                  01/01/1997             360
  500063084     LEITNER,ROBERT             6532862                    $2,418.17         7        01/01/1997             360
  500063085     HAGEDORN,ALAN              6534142                    $3,334.23                  01/01/1997             360
  500063086     DONZIS,LEWIS               6575432                    $3,005.07                  01/01/1997             360
  500063087     HWANG,ERIC                 6577632                    $1,963.91                  01/01/1997             360
  500063088     MILLER,JAMES               6577682                    $1,869.78                  01/01/1997             360
  500063089     MCKEE,WILLIAM              6580832                    $2,017.85                  01/01/1997             360
  500063090     BUCZEK,JOSEPH              6581062                    $2,523.24                  01/01/1997             360
  500063091     FURASH,JAMES               6583562                    $2,146.94        12        01/01/1997             360
  500063092     PINTO,ANTHONY              6584162                    $2,259.32                  01/01/1997             360
  500063093     BAKER,ROBERT               7064783                    $1,803.04                  01/01/1997             360
  500063094     DALEY,WILLIAM              7064848                    $1,711.17                  01/01/1997             360
  500063095     AKIN,DAVID                 7064150                    $2,252.66                  01/01/1997             360
  500063096     PELKEY,RONALD              7064460                    $1,678.12                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063083     PEIRSON,FRANK                                                                                 $515,000.00    N
  500063084     LEITNER,ROBERT                                                                                $353,500.00    N
  500063085     HAGEDORN,ALAN                                                                                 $568,000.00    N
  500063086     DONZIS,LEWIS                                                                                  $540,834.00    N
  500063087     HWANG,ERIC                                                                                    $367,500.00    N
  500063088     MILLER,JAMES                                                                                  $346,000.00    N
  500063089     MCKEE,WILLIAM                                                                                 $511,000.00    N
  500063090     BUCZEK,JOSEPH                                                                                 $435,000.00    N
  500063091     FURASH,JAMES                                                                                  $329,000.00    N
  500063092     PINTO,ANTHONY                                                                                 $389,500.00    N
  500063093     BAKER,ROBERT                                                                                  $305,000.00    N
  500063094     DALEY,WILLIAM                                                                                 $295,000.00    N
  500063095     AKIN,DAVID                                                                                    $400,000.00    N
  500063096     PELKEY,RONALD                                                                                 $330,000.00    N


                                                                   Page   13
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063097     WOODS,MICHAEL              23401 23RD STREET SE       BOTHELL            WA     98021      $231,710.59
  500063098     TERRELL,JAMES              10200 WELSHIRE DRIVE       UPPER MARLBORO     MD     20772      $247,657.54
  500063099     MEEKS,KEVIN S.             1180 BENT DRIVE            CAMPBELL           CA     95008      $311,906.01
  500063100     ALFORD,NANCY L.            602 HORNBLOWER COURT       SAN JOSE           CA     95136      $216,871.88
  500063101     HUGHSTED,WILLIAM W.        77 FOLLEN ROAD             LEXINGTON          MA     02173      $287,640.74
  500063102     DIGREGORIO,DANIEL          1618 SCENIC MOUNTAIN CT    KINGWOOD           TX     77345      $239,834.83
  500063103     PREISSMAN,HOWARD E.        2140 JONATHAN AVENUE       SAN JOSE           CA     95124      $223,845.84
  500063104     HOPKINS,JANE ELLIOT        1619 VALLEJO ST. #A        SAN FRANCISCO      CA     94123      $415,741.43
  500063105     WILEY,KIRK                 2680 EAST EVERGREEN AVE    SALT LAKE CITY     UT     84109      $392,522.15
  500063106     SHIPPEE,GEOFFREY           8960 MONTROSE WAY          SAN DIEGO          CA     92122      $250,236.21
  500063107     MCDONALD,GILBERT L.T.      26 ELAINE MARY DRIVE       WINDSOR            CT     06095      $229,853.33
  500063108     GIBBONS,DAVID E.           3904 SOUTHWESTERN BLVD.    DALLAS             TX     75225      $555,626.93
  500063109     CHAMPAGNE,RICHARD          2334 ORCHARD CREST BOULEV  TOWNSHIP OF WAL    NJ     08736      $316,396.54
  500063110     RAMSEY,JOSEPH W            38 DALE DRIVE              CHATHAM TOWNSHI    NJ     07980      $308,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063097     WOODS,MICHAEL                8.375      .250    8.125     .0500     8.075     11/01/2026
  500063098     TERRELL,JAMES                7.875      .250    7.625     .0500     7.575     11/01/2026
  500063099     MEEKS,KEVIN S.               8.375      .250    8.125     .0500     8.075     12/01/2026
  500063100     ALFORD,NANCY L.              8.625      .250    8.375     .0500     8.325     12/01/2026
  500063101     HUGHSTED,WILLIAM W.          8.375      .250    8.125     .0500     8.075     11/01/2026
  500063102     DIGREGORIO,DANIEL            7.875      .250    7.625     .0500     7.575     12/01/2026
  500063103     PREISSMAN,HOWARD E.          7.875      .250    7.625     .0500     7.575     12/01/2026
  500063104     HOPKINS,JANE ELLIOT          8.375      .250    8.125     .0500     8.075     12/01/2026
  500063105     WILEY,KIRK                   8.500      .250    8.250     .0500     8.200     11/01/2026
  500063106     SHIPPEE,GEOFFREY             8.125      .250    7.875     .0500     7.825     12/01/2026
  500063107     MCDONALD,GILBERT L.T.        8.250      .250    8.000     .0500     7.950     12/01/2026
  500063108     GIBBONS,DAVID E.             8.000      .250    7.750     .0500     7.700     12/01/2026
  500063109     CHAMPAGNE,RICHARD            7.750      .150    7.600     .1000     7.500     12/01/2026
  500063110     RAMSEY,JOSEPH W              8.000      .150    7.850     .1000     7.750     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063097     WOODS,MICHAEL              7063683                    $1,763.37                  01/01/1997             360
  500063098     TERRELL,JAMES              7063892                    $1,798.18                  01/01/1997             360
  500063099     MEEKS,KEVIN S.             6653282                    $2,372.19                  01/01/1997             360
  500063100     ALFORD,NANCY L.            6655452                    $1,687.80                  01/01/1997             360
  500063101     HUGHSTED,WILLIAM W.        6651642                    $2,189.01                  01/01/1997             360
  500063102     DIGREGORIO,DANIEL          6652582                    $1,740.17                  01/01/1997             360
  500063103     PREISSMAN,HOWARD E.        6648472                    $1,624.16                  01/01/1997             360
  500063104     HOPKINS,JANE ELLIOT        6651162                    $3,161.90                  01/01/1997             360
  500063105     WILEY,KIRK                 6646112                    $3,021.83                  01/01/1997             360
  500063106     SHIPPEE,GEOFFREY           6647682                    $1,859.21                  01/01/1997             360
  500063107     MCDONALD,GILBERT L.T.      6632382                    $1,727.92         1        01/01/1997             360
  500063108     GIBBONS,DAVID E.           6640632                    $4,079.74                  01/01/1997             360
  500063109     CHAMPAGNE,RICHARD          091856597                  $2,268.30         2        01/01/1997             360
  500063110     RAMSEY,JOSEPH W            091892924                  $2,259.99                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063097     WOODS,MICHAEL                                                                                 $290,000.00    N
  500063098     TERRELL,JAMES                                                                                 $310,000.00    N
  500063099     MEEKS,KEVIN S.                                                                                $403,000.00    N
  500063100     ALFORD,NANCY L.                                                                               $278,000.00    N
  500063101     HUGHSTED,WILLIAM W.                                                                           $360,000.00    N
  500063102     DIGREGORIO,DANIEL                                                                             $356,400.00    N
  500063103     PREISSMAN,HOWARD E.                                                                           $280,000.00    N
  500063104     HOPKINS,JANE ELLIOT                                                                           $520,000.00    N
  500063105     WILEY,KIRK                                                                                    $525,000.00    N
  500063106     SHIPPEE,GEOFFREY                                                                              $313,000.00    N
  500063107     MCDONALD,GILBERT L.T.                                                                         $265,000.00    N
  500063108     GIBBONS,DAVID E.                                                                              $840,000.00    N
  500063109     CHAMPAGNE,RICHARD           .00       .00       .00       .000        .150          .250      $351,800.00    N
  500063110     RAMSEY,JOSEPH W             .00       .00       .00       .000        .150          .250      $385,000.00    N


                                                                   Page   14
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063111     HIGH,SCOTT S               6401 GLITTERING LIGHT LAN  CLARKSVILLE        MD     21029      $215,000.00
  500063112     VERDUCCI,STEPHEN           5 CHADWICK COURT           BOROUGH OF PARK    NJ     07656      $310,000.00
  500063114     KROEKER,KEVIN B            5048 HUMPHREY WAY          LA CRESCENTA       CA     91214      $531,250.00
  500063115     ANTO,STEVEN MICHAEL        8506 FINSTOWN LANE         CHESTERFIELD       VA     23838      $283,500.00
  500063116     WEEMS,WILLIAM M            14 PRESTON BEACH ROAD      MARBLEHEAD         MA     01945      $217,668.06
  500063117     MOYAL,GAL                  1101 ANDREA DRIVE          SAN JOSE           CA     95117      $279,821.45
  500063118     CLARK,DAVID B              3204 REMINGTON DRIVE       CRYSTAL LAKE       IL     60014      $267,000.00
  500063119     BARNETT,CHARLES M          626-628 HAMPSHIRE STREET   SAN FRANCISCO      CA     94110      $262,500.00
  500063120     OSGOOD,JONATHAN W          85 EAST INDIA ROW          BOSTON             MA     02110      $280,000.00
  500063123     LEONHARD,LYNN N            29208 HEATHERCLIFF ROAD    MALIBU             CA     90265      $236,828.47
  500063124     RODGERS,JEFFREY P          241 SPRINGFIELD PIKE       WYOMING            OH     45215      $260,000.00
  500063125     GALLANT,ARTHUR F           28 GALWAY DRIVE            MENDHAM            NJ     07945      $245,793.90
  500063126     LICHTER,JAY B              5415 CAMINITO EXQUISITO    SAN DIEGO          CA     92130      $231,022.38
  500063127     TORRES,LORENZO M JR        12081 MIL PITRERO ROAD     SAN DIEGO          CA     92128      $240,292.10


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063111     HIGH,SCOTT S                 7.500      .150    7.350     .1000     7.250     01/01/2027
  500063112     VERDUCCI,STEPHEN             8.500      .150    8.350     .1000     8.250     01/01/2027
  500063114     KROEKER,KEVIN B              7.750      .150    7.600     .1000     7.500     01/01/2027
  500063115     ANTO,STEVEN MICHAEL          7.875      .150    7.725     .1000     7.625     01/01/2027
  500063116     WEEMS,WILLIAM M              8.500      .250    8.250     .0500     8.200     12/01/2026
  500063117     MOYAL,GAL                    8.250      .250    8.000     .0500     7.950     12/01/2026
  500063118     CLARK,DAVID B                7.125      .150    6.975     .1000     6.875     01/01/2027
  500063119     BARNETT,CHARLES M            7.750      .150    7.600     .1000     7.500     01/01/2027
  500063120     OSGOOD,JONATHAN W            7.750      .150    7.600     .1000     7.500     01/01/2027
  500063123     LEONHARD,LYNN N              7.625      .150    7.475     .1000     7.375     12/01/2026
  500063124     RODGERS,JEFFREY P            7.625      .150    7.475     .1000     7.375     01/01/2027
  500063125     GALLANT,ARTHUR F             9.250      .250    9.000     .0500     8.950     11/01/2026
  500063126     LICHTER,JAY B                7.750      .250    7.500     .0500     7.450     11/01/2026
  500063127     TORRES,LORENZO M JR          8.250      .250    8.000     .0500     7.950     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063111     HIGH,SCOTT S               092401791                  $1,503.31                  01/01/1997             360
  500063112     VERDUCCI,STEPHEN           092402225                  $2,383.63                  01/01/1997             360
  500063114     KROEKER,KEVIN B            092407900                  $3,805.94         2        01/01/1997             360
  500063115     ANTO,STEVEN MICHAEL        092409783                  $2,055.57        12        01/01/1997             360
  500063116     WEEMS,WILLIAM M            092410741                  $1,674.69        18        01/01/1997             360
  500063117     MOYAL,GAL                  092411774                  $2,103.55                  01/01/1997             360
  500063118     CLARK,DAVID B              092412468                  $1,798.83                  01/01/1997             360
  500063119     BARNETT,CHARLES M          092412589                  $1,880.58                  01/01/1997             360
  500063120     OSGOOD,JONATHAN W          092412759                  $2,005.95                  01/01/1997             360
  500063123     LEONHARD,LYNN N            092413751                  $1,677.47         2        01/01/1997             360
  500063124     RODGERS,JEFFREY P          092414062                  $1,840.26                  01/01/1997             360
  500063125     GALLANT,ARTHUR F           092415262                  $2,024.19        12        01/01/1997             360
  500063126     LICHTER,JAY B              092415265                  $1,657.42                  01/01/1997             360
  500063127     TORRES,LORENZO M JR        092415270                  $1,807.55         2        01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063111     HIGH,SCOTT S                .00       .00       .00       .000        .150          .250      $284,593.00    N
  500063112     VERDUCCI,STEPHEN            .00       .00       .00       .000        .150          .250      $525,000.00    N
  500063114     KROEKER,KEVIN B             .00       .00       .00       .000        .150          .250      $625,000.00    N
  500063115     ANTO,STEVEN MICHAEL         .00       .00       .00       .000        .150          .250      $315,000.00    N
  500063116     WEEMS,WILLIAM M             .00       .00       .00       .000        .250          .300      $249,000.00    N
  500063117     MOYAL,GAL                   .00       .00       .00       .000        .250          .300      $350,000.00    N
  500063118     CLARK,DAVID B               .00       .00       .00       .000        .150          .250      $386,000.00    N
  500063119     BARNETT,CHARLES M           .00       .00       .00       .000        .150          .250      $335,000.00    N
  500063120     OSGOOD,JONATHAN W           .00       .00       .00       .000        .150          .250      $376,226.00    N
  500063123     LEONHARD,LYNN N             .00       .00       .00       .000        .150          .250      $264,000.00    N
  500063124     RODGERS,JEFFREY P           .00       .00       .00       .000        .150          .250      $325,000.00    N
  500063125     GALLANT,ARTHUR F            .00       .00       .00       .000        .250          .300      $259,000.00    N
  500063126     LICHTER,JAY B               .00       .00       .00       .000        .250          .300      $330,525.00    N
  500063127     TORRES,LORENZO M JR         .00       .00       .00       .000        .250          .300      $267,359.00    N


                                                                   Page   15
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063128     LORIA,ANTONINO             17251 S W 12TH STREET      PEMBROKE PINES     FL     33029      $238,694.15
  500063129     NAUMANN,KENNETH            2317 ALSACE COURT          LIVERMORE          CA     94550      $317,692.92
  500063130     BONANNI,DAVID              2000 ARBOR FOREST STREET   LAS VEGAS          NV     89134      $323,175.21
  500063131     GEE,KENNETH W              4639 MARITIME LOOP         UNION CITY         CA     94587      $271,018.03
  500063132     KIMES,CHARLES A            241 SOUTH MARTIN DRIVE     ZEPHYR COVE        NV     89448      $299,616.09
  500063133     CHATELAIN,B SCOTT          257 ROCKWELL SPRINGS COUR  HENDERSON          NV     89014      $240,833.44
  500063134     TRAN,THOMAS THAI BINH      16356 ALPINE PLACE         LA MIRADA          CA     90638      $238,136.99
  500063135     SAKAHARA,RONALD I          20505 VIA LERIDA           YORBA LINDA        CA     92687      $354,773.63
  500063136     COLE,JERE H                3808 MAURICE COURT         LAS VEGAS          NV     89108      $236,426.64
  500063137     RIGLER,STEVEN J            11830 TREEWIND COURT       SAN DIEGO          CA     92128      $312,378.84
  500063138     SIMARD,ALAIN               637 MEADE DRIVE SW         LEESBURG           VA     22075      $274,838.74
  500063139     KOLAR,THOMAS M             16715 GOOSENECK TERRACE    OLNEY              MD     20832      $239,060.98
  500063140     BAKHIT,HENRY G             5396 EDGEWOOD DRIVE        LA VERNE           CA     91750      $319,590.49
  500063141     HALL,MAURICE W             12510 RANCHITOS ROAD NE    ALBUQUERQUE        NM     87122      $251,327.96


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063128     LORIA,ANTONINO               8.250      .250    8.000     .0500     7.950     11/01/2026
  500063129     NAUMANN,KENNETH              8.250      .250    8.000     .0500     7.950     11/01/2026
  500063130     BONANNI,DAVID                8.125      .250    7.875     .0500     7.825     11/01/2026
  500063131     GEE,KENNETH W                8.000      .250    7.750     .0500     7.700     12/01/2026
  500063132     KIMES,CHARLES A              8.250      .250    8.000     .0500     7.950     11/01/2026
  500063133     CHATELAIN,B SCOTT            8.125      .250    7.875     .0500     7.825     11/01/2026
  500063134     TRAN,THOMAS THAI BINH        8.125      .250    7.875     .0500     7.825     11/01/2026
  500063135     SAKAHARA,RONALD I            8.250      .250    8.000     .0500     7.950     12/01/2026
  500063136     COLE,JERE H                  8.750      .250    8.500     .0500     8.450     11/01/2026
  500063137     RIGLER,STEVEN J              8.000      .250    7.750     .0500     7.700     11/01/2026
  500063138     SIMARD,ALAIN                 8.125      .250    7.875     .0500     7.825     11/01/2026
  500063139     KOLAR,THOMAS M               7.750      .250    7.500     .0500     7.450     11/01/2026
  500063140     BAKHIT,HENRY G               8.250      .250    8.000     .0500     7.950     11/01/2026
  500063141     HALL,MAURICE W               8.250      .250    8.000     .0500     7.950     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063128     LORIA,ANTONINO             092415274                  $1,795.53                  01/01/1997             360
  500063129     NAUMANN,KENNETH            092415275                  $2,389.78         1        01/01/1997             360
  500063130     BONANNI,DAVID              092415277                  $2,402.72         2        01/01/1997             360
  500063131     GEE,KENNETH W              092415278                  $1,989.97                  01/01/1997             360
  500063132     KIMES,CHARLES A            092415282                  $2,253.80                  01/01/1997             360
  500063133     CHATELAIN,B SCOTT          092415286                  $1,790.53                  01/01/1997             360
  500063134     TRAN,THOMAS THAI BINH      092415289                  $1,770.49                  01/01/1997             360
  500063135     SAKAHARA,RONALD I          092415301                  $2,667.00                  01/01/1997             360
  500063136     COLE,JERE H                092415304                  $1,862.12         2        01/01/1997             360
  500063137     RIGLER,STEVEN J            092415305                  $2,295.22                  01/01/1997             360
  500063138     SIMARD,ALAIN               092415310                  $2,043.35                  01/01/1997             360
  500063139     KOLAR,THOMAS M             092415313                  $1,715.09                  01/01/1997             360
  500063140     BAKHIT,HENRY G             092415316                  $2,404.05                  01/01/1997             360
  500063141     HALL,MAURICE W             092415318                  $1,890.56                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063128     LORIA,ANTONINO              .00       .00       .00       .000        .250          .300      $299,000.00    N
  500063129     NAUMANN,KENNETH             .00       .00       .00       .000        .250          .300      $353,480.00    N
  500063130     BONANNI,DAVID               .00       .00       .00       .000        .250          .300      $359,561.00    N
  500063131     GEE,KENNETH W               .00       .00       .00       .000        .250          .300      $339,000.00    N
  500063132     KIMES,CHARLES A             .00       .00       .00       .000        .250          .300      $435,000.00    N
  500063133     CHATELAIN,B SCOTT           .00       .00       .00       .000        .250          .300      $301,452.00    N
  500063134     TRAN,THOMAS THAI BINH       .00       .00       .00       .000        .250          .300      $317,990.00    N
  500063135     SAKAHARA,RONALD I           .00       .00       .00       .000        .250          .300      $460,000.00    N
  500063136     COLE,JERE H                 .00       .00       .00       .000        .250          .300      $249,175.00    N
  500063137     RIGLER,STEVEN J             .00       .00       .00       .000        .250          .300      $391,017.00    N
  500063138     SIMARD,ALAIN                .00       .00       .00       .000        .250          .300      $345,100.00    N
  500063139     KOLAR,THOMAS M              .00       .00       .00       .000        .250          .300      $299,290.00    N
  500063140     BAKHIT,HENRY G              .00       .00       .00       .000        .250          .300      $408,000.00    N
  500063141     HALL,MAURICE W              .00       .00       .00       .000        .250          .300      $314,600.00    N


                                                                   Page   16
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063142     MONEY,ROBERT J             8811 WHITE FIR COURT       RENO               NV     89523      $239,929.68
  500063143     MULLINS,CRAIG              903 LOMITA STREET          EL SEGUNDO         CA     90245      $254,087.87
  500063144     THORSEN,HENNING L          1620 AENIDA SOLTURA        CAMARILLO          CA     93010      $256,653.97
  500063145     SANFORD,JOSEPH T           3699 BOZEMAN DR            RENO               NV     89511      $225,458.87
  500063146     LY,HOA THAI                15085 CALLE VERANO         CHINO HILLS        CA     91709      $285,634.00
  500063147     SHIOTSUKA,ARLINE ETSUKO    808 VIA MARQUESA           CAMARILLO          CA     93012      $234,433.93
  500063148     GOINS,STEPHEN F SR         21619 GOODWIN COURT        ASHBURN            VA     20148      $240,072.43
  500063149     LEICHTFUSS,BRADLEY GENE    1606 AVENIDA SOLTURA       CAMARILLO          CA     93010      $248,015.61
  500063150     KHOO,DANNY TAK HONG        4643 MARITIME LOOP         UNION CITY         CA     94587      $304,790.10
  500063151     SCOTT,VALERIE A            3865 ASHFORD RIDGE         ATLANTA            GA     30319      $310,150.57
  500063168     ETTINGER,ROBERT J          17 PARTRIDGE DRIVE         BLAIRSTOWN         NJ     07825      $250,000.00
  500063169     SHANNON,RICHARD P          PINK HOUSE ROAD            SEWICKLEY          PA     15143      $540,000.00
  500063170     LADYZHYNSKY,NADIA S        2 NELSON LANE              NEWTOWN            CT     06470      $218,610.00
  500063171     GASPER,GEORGE P            3136 WESLEY AVENUE         OCEAN CITY         NJ     08226      $325,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063142     MONEY,ROBERT J               8.875      .250    8.625     .0500     8.575     11/01/2026
  500063143     MULLINS,CRAIG                8.250      .250    8.000     .0500     7.950     12/01/2026
  500063144     THORSEN,HENNING L            8.000      .250    7.750     .0500     7.700     11/01/2026
  500063145     SANFORD,JOSEPH T             9.125      .250    8.875     .0500     8.825     11/01/2026
  500063146     LY,HOA THAI                  8.250      .250    8.000     .0500     7.950     11/01/2026
  500063147     SHIOTSUKA,ARLINE ETSUKO      8.000      .250    7.750     .0500     7.700     11/01/2026
  500063148     GOINS,STEPHEN F SR           8.750      .250    8.500     .0500     8.450     11/01/2026
  500063149     LEICHTFUSS,BRADLEY GENE      8.000      .250    7.750     .0500     7.700     11/01/2026
  500063150     KHOO,DANNY TAK HONG          7.875      .250    7.625     .0500     7.575     12/01/2026
  500063151     SCOTT,VALERIE A              8.875      .250    8.625     .0500     8.575     11/01/2026
  500063168     ETTINGER,ROBERT J            8.125      .250    7.875     .0500     7.825     01/01/2027
  500063169     SHANNON,RICHARD P            7.250      .150    7.100     .1000     7.000     01/01/2027
  500063170     LADYZHYNSKY,NADIA S          7.875      .150    7.725     .1000     7.625     01/01/2027
  500063171     GASPER,GEORGE P              8.250      .150    8.100     .1000     8.000     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063142     MONEY,ROBERT J             092415319                  $1,911.14        18        01/01/1997             360
  500063143     MULLINS,CRAIG              092415322                  $1,910.10         1        01/01/1997             360
  500063144     THORSEN,HENNING L          092415323                  $1,885.77         1        01/01/1997             360
  500063145     SANFORD,JOSEPH T           092415325                  $1,836.37        18        01/01/1997             360
  500063146     LY,HOA THAI                092415328                  $2,148.62         1        01/01/1997             360
  500063147     SHIOTSUKA,ARLINE ETSUKO    092415329                  $1,722.51        18        01/01/1997             360
  500063148     GOINS,STEPHEN F SR         092415330                  $1,890.83         1        01/01/1997             360
  500063149     LEICHTFUSS,BRADLEY GENE    092415331                  $1,822.30                  01/01/1997             360
  500063150     KHOO,DANNY TAK HONG        092415333                  $2,211.46                  01/01/1997             360
  500063151     SCOTT,VALERIE A            092415335                  $2,470.48         1        01/01/1997             360
  500063168     ETTINGER,ROBERT J          091892628                  $1,856.25                  01/01/1997             360
  500063169     SHANNON,RICHARD P          092403021                  $3,683.75                  01/01/1997             360
  500063170     LADYZHYNSKY,NADIA S        092408070                  $1,585.07        12        01/01/1997             360
  500063171     GASPER,GEORGE P            092409135                  $2,441.62                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063142     MONEY,ROBERT J              .00       .00       .00       .000        .250          .300      $252,900.00    N
  500063143     MULLINS,CRAIG               .00       .00       .00       .000        .250          .300      $282,500.00    N
  500063144     THORSEN,HENNING L           .00       .00       .00       .000        .250          .300      $286,050.00    N
  500063145     SANFORD,JOSEPH T            .00       .00       .00       .000        .250          .300      $237,605.00    N
  500063146     LY,HOA THAI                 .00       .00       .00       .000        .250          .300      $320,000.00    N
  500063147     SHIOTSUKA,ARLINE ETSUKO     .00       .00       .00       .000        .250          .300      $260,834.00    N
  500063148     GOINS,STEPHEN F SR          .00       .00       .00       .000        .250          .300      $253,000.00    N
  500063149     LEICHTFUSS,BRADLEY GENE     .00       .00       .00       .000        .250          .300      $310,450.00    N
  500063150     KHOO,DANNY TAK HONG         .00       .00       .00       .000        .250          .300      $385,087.00    N
  500063151     SCOTT,VALERIE A             .00       .00       .00       .000        .250          .300      $345,000.00    N
  500063168     ETTINGER,ROBERT J           .00       .00       .00       .000        .250          .300      $330,000.00    N
  500063169     SHANNON,RICHARD P           .00       .00       .00       .000        .150          .250      $675,000.00    N
  500063170     LADYZHYNSKY,NADIA S         .00       .00       .00       .000        .150          .250      $242,900.00    N
  500063171     GASPER,GEORGE P             .00       .00       .00       .000        .150          .250      $410,000.00    N


                                                                   Page   17
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063175     OBRIEN,KEVIN               10 EMLIN PLACE             KENTFIELD          CA     94904      $500,000.00
  500063177     VALDIZAN,SANTIAGO          4713 SPRUCE AVENUE         FAIRFAX            VA     22030      $322,314.45
  500063178     LIU,MING SHIAN             3075 MONTEREY ROAD         SAN MARINO         CA     91108      $648,626.60
  500063179     CHEDD,G. ROBERT            1846 EDWARDS AVENUE        CALVERTON          NY     11934      $262,652.66
  500063180     MATHEW,CIBY                894 CAPE DIAMOND DRIVE     SAN JOSE           CA     95133      $219,863.26
  500063181     JONES,FRANKLIN F           2120 AVENTURINE WAY        SILVER SPRING      MD     20904      $227,868.82
  500063182     MORIARTY,JOSEPH            22 RIVERSIDE DRIVE         READING            MA     01867      $251,843.36
  500063183     ROSSI,VINCENT A.           1592 PUERTO VALLARTA DRIV  SAN JOSE           CA     95120      $287,791.55
  500063184     ZARU,PETER I               2121 GREENWAYS DRIVE       WOODSIDE           CA     94061      $434,708.12
  500063185     BARNETT,ARTHER             20 LOCKSLEY ROAD           DANVERS            MA     01923      $215,597.73
  500063186     WASH,GLENDON R.            5040 BIRKDALE WAY          SAN JOSE           CA     95138      $369,770.02
  500063187     PAK,YONG M.                18308 MILL COURT           SARATOGA           CA     95070      $328,779.24
  500063188     MONTGOMERY,EVANS           11040 HUNTWICKE PLACE      CINCINNATI         OH     45241      $255,819.31
  500063191     DANEMAN,MARK               10863 RALEIGH LAGRANGE RD  EADS               TN     38028      $255,654.23


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063175     OBRIEN,KEVIN                 8.000      .150    7.850     .1000     7.750     01/01/2027
  500063177     VALDIZAN,SANTIAGO            8.750      .250    8.500     .0500     8.450     12/01/2026
  500063178     LIU,MING SHIAN               8.750      .250    8.500     .0500     8.450     12/01/2026
  500063179     CHEDD,G. ROBERT              8.875      .250    8.625     .0500     8.575     12/01/2026
  500063180     MATHEW,CIBY                  8.375      .250    8.125     .0500     8.075     12/01/2026
  500063181     JONES,FRANKLIN F             8.750      .250    8.500     .0500     8.450     12/01/2026
  500063182     MORIARTY,JOSEPH              8.375      .250    8.125     .0500     8.075     12/01/2026
  500063183     ROSSI,VINCENT A.             7.625      .250    7.375     .0500     7.325     12/01/2026
  500063184     ZARU,PETER I                 8.000      .250    7.750     .0500     7.700     12/01/2026
  500063185     BARNETT,ARTHER               7.750      .250    7.500     .0500     7.450     12/01/2026
  500063186     WASH,GLENDON R.              8.375      .250    8.125     .0500     8.075     12/01/2026
  500063187     PAK,YONG M.                  8.000      .250    7.750     .0500     7.700     12/01/2026
  500063188     MONTGOMERY,EVANS             7.750      .250    7.500     .0500     7.450     12/01/2026
  500063191     DANEMAN,MARK                 8.000      .250    7.750     .0500     7.700     12/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063175     OBRIEN,KEVIN               092414598                  $3,668.82                  01/01/1997             360
  500063177     VALDIZAN,SANTIAGO          7067257                    $2,537.11                  01/01/1997             360
  500063178     LIU,MING SHIAN             7066096                    $5,105.69                  01/01/1997             360
  500063179     CHEDD,G. ROBERT            7066154                    $2,090.95         2        01/01/1997             360
  500063180     MATHEW,CIBY                7066314                    $1,672.16                  01/01/1997             360
  500063181     JONES,FRANKLIN F           7066545                    $1,793.68        18        01/01/1997             360
  500063182     MORIARTY,JOSEPH            7066315                    $1,915.38         1        01/01/1997             360
  500063183     ROSSI,VINCENT A.           7066362                    $2,038.45                  01/01/1997             360
  500063184     ZARU,PETER I               7064767                    $3,191.88                  01/01/1997             360
  500063185     BARNETT,ARTHER             7064864                    $1,545.66                  01/01/1997             360
  500063186     WASH,GLENDON R.            U065293                    $2,812.27                  01/01/1997             360
  500063187     PAK,YONG M.                7065296                    $2,414.09                  01/01/1997             360
  500063188     MONTGOMERY,EVANS           6676512                    $1,834.02                  01/01/1997             360
  500063191     DANEMAN,MARK               6678752                    $1,885.77                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063175     OBRIEN,KEVIN                .00       .00       .00       .000        .150          .250      $725,000.00    N
  500063177     VALDIZAN,SANTIAGO                                                                             $430,000.00    N
  500063178     LIU,MING SHIAN                                                                                $950,000.00    N
  500063179     CHEDD,G. ROBERT                                                                               $292,000.00    N
  500063180     MATHEW,CIBY                                                                                   $304,000.00    N
  500063181     JONES,FRANKLIN F                                                                              $240,000.00    N
  500063182     MORIARTY,JOSEPH                                                                               $280,000.00    N
  500063183     ROSSI,VINCENT A.                                                                              $384,000.00    N
  500063184     ZARU,PETER I                                                                                  $635,000.00    N
  500063185     BARNETT,ARTHER                                                                                $269,900.00    N
  500063186     WASH,GLENDON R.                                                                               $570,000.00    N
  500063187     PAK,YONG M.                                                                                   $429,000.00    N
  500063188     MONTGOMERY,EVANS                                                                              $320,000.00    N
  500063191     DANEMAN,MARK                                                                                  $355,000.00    N


                                                                   Page   18
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063192     NEWMAN,BETH                8 COLLINE DRIVE            SUFFERN            NY     10901      $215,031.20
  500063193     KELLMAN,JEFFREY            12109 OAK PARK COURT       LOS ALTOS HILLS    CA     94022      $449,682.39
  500063194     COURY,KEVIN                4349 PARK ALISAL           CALABASAS          CA     91302      $276,818.80
  500063195     HUNT,TROY T&JANNA L        4900 RUSTIC TRAIL          MIDLAND            TX     79707      $292,085.77
  500063196     BYERS,RICHARD & DEBRA      1924 7TH AVENUE            CALERA             AL     35040      $274,820.11
  500063197     NELSON,BYRON EUGENE        1900 SANTIAGO STREET       SAN FRANCISCO      CA     94116      $218,245.86
  500063199     PSEUDOIKONOMOU,NIKOLAOS    39 DONNA ROAD              NEWTON             MA     02159      $224,629.73
  500063201     JENNE,MARK                 4326 CORTE DE LA FONDA     SAN DIEGO          CA     92130      $260,820.38
  500063202     HAUHE,WILLIAM              2303 NEW SOUTHWALES COURT  KATY               TX     77450      $248,624.39
  500063203     BROWN,MICHAEL              17321 LAKE VIEW DRIVE      MORGAN HILL        CA     95037      $311,011.47
  500063204     BAGGETT,JOE                410 BOBBY'S LANE           HOLLISTER          CA     95023      $287,816.35
  500063205     MOUSSADDAK,BISSANI         1612 ENGLISH DRIVE         SAN JOSE           CA     95129      $326,957.17
  500063206     ILLIONS,EDWARD             8326 RIDING CLUB ROAD      JACKSONVILLE       FL     32256      $282,315.21
  500063207     CHEKIJIAN,CESAR            109 WEST  LINCOLN AVENUE   MONTEREY PARK      CA     90640      $257,443.94


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063192     NEWMAN,BETH                  8.750      .250    8.500     .0500     8.450     12/01/2026
  500063193     KELLMAN,JEFFREY              7.750      .250    7.500     .0500     7.450     12/01/2026
  500063194     COURY,KEVIN                  8.125      .250    7.875     .0500     7.825     12/01/2026
  500063195     HUNT,TROY T&JANNA L          7.750      .250    7.500     .0500     7.450     11/01/2026
  500063196     BYERS,RICHARD & DEBRA        8.125      .250    7.875     .0500     7.825     12/01/2026
  500063197     NELSON,BYRON EUGENE          7.750      .250    7.500     .0500     7.450     12/01/2026
  500063199     PSEUDOIKONOMOU,NIKOLAOS      8.250      .250    8.000     .0500     7.950     12/01/2016
  500063201     JENNE,MARK                   7.875      .250    7.625     .0500     7.575     12/01/2026
  500063202     HAUHE,WILLIAM                7.750      .250    7.500     .0500     7.450     12/01/2026
  500063203     BROWN,MICHAEL                8.500      .250    8.250     .0500     8.200     12/01/2026
  500063204     BAGGETT,JOE                  8.250      .250    8.000     .0500     7.950     12/01/2026
  500063205     MOUSSADDAK,BISSANI           7.500      .250    7.250     .0500     7.200     12/01/2026
  500063206     ILLIONS,EDWARD               8.125      .250    7.875     .0500     7.825     12/01/2026
  500063207     CHEKIJIAN,CESAR              8.500      .250    8.250     .0500     8.200     12/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063192     NEWMAN,BETH                6684902                    $1,692.78         7        01/01/1997             360
  500063193     KELLMAN,JEFFREY            6669652                    $3,223.86                  01/01/1997             360
  500063194     COURY,KEVIN                6676342                    $2,056.72                  01/01/1997             360
  500063195     HUNT,TROY T&JANNA L        6651342                    $2,095.51                  01/01/1997             360
  500063196     BYERS,RICHARD & DEBRA      6650652                    $2,041.87                  01/01/1997             360
  500063197     NELSON,BYRON EUGENE        6687002                    $1,564.64                  01/01/1997             360
  500063199     PSEUDOIKONOMOU,NIKOLAOS    6688522                    $1,917.15                  01/01/1997             240
  500063201     JENNE,MARK                 6677712                    $1,892.43                  01/01/1997             360
  500063202     HAUHE,WILLIAM              7050463                    $1,782.43                  01/01/1997             360
  500063203     BROWN,MICHAEL              7062876                    $2,392.86                  01/01/1997             360
  500063204     BAGGETT,JOE                7063860                    $2,163.65                  01/01/1997             360
  500063205     MOUSSADDAK,BISSANI         7064225                    $2,287.83                  01/01/1997             360
  500063206     ILLIONS,EDWARD             7064452                    $2,097.55                  01/01/1997             360
  500063207     CHEKIJIAN,CESAR            7064654                    $1,980.72                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063192     NEWMAN,BETH                                                                                   $226,500.00    N
  500063193     KELLMAN,JEFFREY                                                                             $1,251,000.00    N
  500063194     COURY,KEVIN                                                                                   $500,000.00    N
  500063195     HUNT,TROY T&JANNA L                                                                           $365,662.00    N
  500063196     BYERS,RICHARD & DEBRA                                                                         $350,000.00    N
  500063197     NELSON,BYRON EUGENE                                                                           $273,000.00    N
  500063199     PSEUDOIKONOMOU,NIKOLAOS                                                                       $540,000.00    N
  500063201     JENNE,MARK                                                                                    $348,000.00    N
  500063202     HAUHE,WILLIAM                                                                                 $311,034.00    N
  500063203     BROWN,MICHAEL                                                                                 $389,000.00    N
  500063204     BAGGETT,JOE                                                                                   $360,000.00    N
  500063205     MOUSSADDAK,BISSANI                                                                            $409,000.00    N
  500063206     ILLIONS,EDWARD                                                                                $365,000.00    N
  500063207     CHEKIJIAN,CESAR                                                                               $322,000.00    N


                                                                   Page   19
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063208     CHOU,NORMAN                21975 MC CLELLAN ROAD      CUPERTINO          CA     95014      $234,838.28
  500063209     WOODWARD,MARK              1425 NEWPORT AVENUE        SAN JOSE           CA     95125      $487,704.37
  500063210     MASLIN,GERALD              10 KNIGHT WAY              MANSFIELD          MA     02048      $236,137.38
  500063211     WELLS,HOWARD               NO.7 EAST HILLCREST DRIVE  PONCA CITY         OK     74604      $256,203.77
  500063212     OESTREICH,ELIZABETH        429 FALLEN LEAF AVE        CAMARILLO          CA     93012      $225,969.92
  500063214     REEVES,ROBERT L & SHEREE   1801 GARDENGROVE COURT     PLANO              TX     75075      $214,648.88
  500063215     HARREL,REED R&JUDITH A     433 3RD AVENUE SOUTH       KIRKLAND           WA     98033      $233,339.30
  500063216     WEINSTEIN,GLEN D&D'ANDREA  3810 RENO ROAD N.W.        WASHINGTON         DC     20008      $251,817.61
  500063217     MATHEWS,DON D &LILLEBO,Y   20527 121ST AVENUE S.E.    SNOHOMISH          WA     98290      $312,179.50
  500063218     CARDUCCI,MICHAEL J&SUE A   3395 SAXONY GLEN           MARIETTA           GA     30066      $277,803.79
  500063219     NCNIFF,MICHAEL S&CYNTHIA   139 HICKORY CREEK CIRCLE   LITTLE ROCK        AR     72212      $386,726.85
  500063220     FRERE,EDWARD M JR&KAREN    1800 RIVER MIST COURT      FREDERICK          MD     21701      $237,727.81
  500063221     MAGUIRE,MARK B & VICKI     26W106 WATERBURY COURT     WHEATON            IL     60187      $295,801.39
  500063222     BLAESING,GERALD M & PATRI  1720 HOLLY COURT           LONG GROVE         IL     60047      $472,500.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063208     CHOU,NORMAN                  7.875      .250    7.625     .0500     7.575     12/01/2026
  500063209     WOODWARD,MARK                8.500      .250    8.250     .0500     8.200     12/01/2026
  500063210     MASLIN,GERALD                7.875      .250    7.625     .0500     7.575     12/01/2026
  500063211     WELLS,HOWARD                 8.750      .250    8.500     .0500     8.450     11/01/2026
  500063212     OESTREICH,ELIZABETH          8.750      .250    8.500     .0500     8.450     12/01/2026
  500063214     REEVES,ROBERT L & SHEREE     8.000      .250    7.750     .0500     7.700     12/01/2026
  500063215     HARREL,REED R&JUDITH A       7.875      .250    7.625     .0500     7.575     12/01/2026
  500063216     WEINSTEIN,GLEN D&D'ANDREA    7.625      .250    7.375     .0500     7.325     12/01/2026
  500063217     MATHEWS,DON D &LILLEBO,Y     7.750      .250    7.500     .0500     7.450     12/01/2026
  500063218     CARDUCCI,MICHAEL J&SUE A     7.750      .250    7.500     .0500     7.450     12/01/2026
  500063219     NCNIFF,MICHAEL S&CYNTHIA     7.750      .250    7.500     .0500     7.450     12/01/2026
  500063220     FRERE,EDWARD M JR&KAREN      7.625      .250    7.375     .0500     7.325     12/01/2026
  500063221     MAGUIRE,MARK B & VICKI       8.000      .250    7.750     .0500     7.700     12/01/2026
  500063222     BLAESING,GERALD M & PATRI    8.750      .250    8.500     .0500     8.450     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063208     CHOU,NORMAN                6911402                    $1,703.91                  01/01/1997             360
  500063209     WOODWARD,MARK              7061287                    $3,752.30                  01/01/1997             360
  500063210     MASLIN,GERALD              6245232                    $1,713.34         7        01/01/1997             360
  500063211     WELLS,HOWARD               6416582                    $2,017.89         7        01/01/1997             360
  500063212     OESTREICH,ELIZABETH        6643542                    $1,778.73         7        01/01/1997             360
  500063214     REEVES,ROBERT L & SHEREE   6689162                    $1,576.13                  01/01/1997             360
  500063215     HARREL,REED R&JUDITH A     6695592                    $1,693.04                  01/01/1997             360
  500063216     WEINSTEIN,GLEN D&D'ANDREA  6697782                    $1,783.64                  01/01/1997             360
  500063217     MATHEWS,DON D &LILLEBO,Y   6698802                    $2,238.07                  01/01/1997             360
  500063218     CARDUCCI,MICHAEL J&SUE A   6704392                    $1,991.63                  01/01/1997             360
  500063219     NCNIFF,MICHAEL S&CYNTHIA   6704582                    $2,772.52                  01/01/1997             360
  500063220     FRERE,EDWARD M JR&KAREN    6716732                    $1,683.84        18        01/01/1997             360
  500063221     MAGUIRE,MARK B & VICKI     6732562                    $2,171.94                  01/01/1997             360
  500063222     BLAESING,GERALD M & PATRI  6691652                    $3,717.16                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063208     CHOU,NORMAN                                                                                   $293,888.00    N
  500063209     WOODWARD,MARK                                                                                 $610,000.00    N
  500063210     MASLIN,GERALD                                                                                 $278,100.00    N
  500063211     WELLS,HOWARD                                                                                  $285,000.00    N
  500063212     OESTREICH,ELIZABETH                                                                           $240,000.00    N
  500063214     REEVES,ROBERT L & SHEREE                                                                      $268,500.00    N
  500063215     HARREL,REED R&JUDITH A                                                                        $308,549.00    N
  500063216     WEINSTEIN,GLEN D&D'ANDREA                                                                     $325,000.00    N
  500063217     MATHEWS,DON D &LILLEBO,Y                                                                      $390,500.00    N
  500063218     CARDUCCI,MICHAEL J&SUE A                                                                      $352,999.53    N
  500063219     NCNIFF,MICHAEL S&CYNTHIA                                                                      $540,000.00    N
  500063220     FRERE,EDWARD M JR&KAREN                                                                       $264,353.00    N
  500063221     MAGUIRE,MARK B & VICKI                                                                        $370,000.00    N
  500063222     BLAESING,GERALD M & PATRI                                                                     $630,000.00    N


                                                                   Page   20
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063224     HOFFERT,BRADLEY            1520 ROSECREST TERRACE     SAN JOSE           CA     95126      $399,751.38
  500063225     STRACK,JAMES               108 OAKMONT AVE            SAN RAFAEL         CA     94901      $314,816.74
  500063226     LONGTIN,GARY               12467 THORNBUSH COURT      SAN DIEGO          CA     92131      $259,834.21
  500063227     AVGEROPOULOS,THEMIS        9620 GREENEL ROAD          DAMASCUS           MD     20872      $244,702.11
  500063228     SEGAL,MICHAEL              57 WILMINGTON DRIVE        MELVILLE           NY     11747      $249,844.61
  500063229     YOUNG,ELBERT L. III        101 MISTY OAKS PLACE       LEXINGTON          SC     29072      $224,849.02
  500063230     MUNOS,LOUIS                2503 RIDGEPOINT DRIVE      JONESBORO          AR     72401      $308,797.87
  500063233     HUNTER,JOHN F SR           80 HUNTERS POINT           SIMPSONVILLE       KY     40067      $405,000.00
  500063234     ARENSON,GREGG S            1032 HUNTER ROAD           GLENVIEW           IL     60025      $299,808.70
  500063238     MELENIAK,EDWARD J          27 GLEN ROAD               BOROUGH OF WOOD    NJ     07675      $324,000.00
  500063239     WOODS,THOMAS R JR          38 PILGRIM ROAD            HOLLISTON          MA     01745      $224,000.00
  500063253     BETANCOURT,DIEGO L         26 ROSSI LANE              ASHLAND            MA     01721      $233,000.00
  500063255     SCHMIDT,KENT H             1003 GREENRIDGE ROAD       JACKSONVILLE       FL     32207      $260,000.00
  500063262     BURRIS,JERRY W             9620 MOORFIELD CIRCLE      LOUISVILLE         KY     40241      $242,300.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063224     HOFFERT,BRADLEY              8.375      .250    8.125     .0500     8.075     12/01/2026
  500063225     STRACK,JAMES                 8.500      .250    8.250     .0500     8.200     11/01/2026
  500063226     LONGTIN,GARY                 8.250      .250    8.000     .0500     7.950     12/01/2026
  500063227     AVGEROPOULOS,THEMIS          8.500      .250    8.250     .0500     8.200     11/01/2026
  500063228     SEGAL,MICHAEL                8.375      .250    8.125     .0500     8.075     12/01/2026
  500063229     YOUNG,ELBERT L. III          8.000      .250    7.750     .0500     7.700     12/01/2026
  500063230     MUNOS,LOUIS                  8.125      .250    7.875     .0500     7.825     12/01/2026
  500063233     HUNTER,JOHN F SR             8.250      .250    8.000     .0500     7.950     01/01/2027
  500063234     ARENSON,GREGG S              8.250      .250    8.000     .0500     7.950     12/01/2026
  500063238     MELENIAK,EDWARD J            8.250      .150    8.100     .1000     8.000     01/01/2027
  500063239     WOODS,THOMAS R JR            8.375      .150    8.225     .1000     8.125     01/01/2027
  500063253     BETANCOURT,DIEGO L           7.625      .150    7.475     .1000     7.375     01/01/2027
  500063255     SCHMIDT,KENT H               8.500      .150    8.350     .1000     8.250     01/01/2027
  500063262     BURRIS,JERRY W               7.500      .150    7.350     .1000     7.250     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063224     HOFFERT,BRADLEY            6635952                    $3,040.29                  01/01/1997             360
  500063225     STRACK,JAMES               6611962                    $2,423.62                  01/01/1997             360
  500063226     LONGTIN,GARY               6604192                    $1,953.29                  01/01/1997             360
  500063227     AVGEROPOULOS,THEMIS        6582942                    $1,883.84                  01/01/1997             360
  500063228     SEGAL,MICHAEL              6577502                    $1,900.18                  01/01/1997             360
  500063229     YOUNG,ELBERT L. III        6570162                    $1,650.98        14        01/01/1997             360
  500063230     MUNOS,LOUIS                6533922                    $2,294.32                  01/01/1997             360
  500063233     HUNTER,JOHN F SR           092404002                  $3,042.13                  01/01/1997             360
  500063234     ARENSON,GREGG S            092411267                  $2,253.80                  01/01/1997             360
  500063238     MELENIAK,EDWARD J          092413719                  $2,434.10                  01/01/1997             360
  500063239     WOODS,THOMAS R JR          092414290                  $1,702.56                  01/01/1997             360
  500063253     BETANCOURT,DIEGO L         092406571                  $1,649.16                  01/01/1997             360
  500063255     SCHMIDT,KENT H             092409461                  $1,999.18                  01/01/1997             360
  500063262     BURRIS,JERRY W             092413138                  $1,694.20                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063224     HOFFERT,BRADLEY                                                                               $500,843.00    N
  500063225     STRACK,JAMES                                                                                  $394,000.00    N
  500063226     LONGTIN,GARY                                                                                  $325,000.00    N
  500063227     AVGEROPOULOS,THEMIS                                                                           $370,075.00    N
  500063228     SEGAL,MICHAEL                                                                                 $450,000.00    N
  500063229     YOUNG,ELBERT L. III                                                                           $250,000.00    N
  500063230     MUNOS,LOUIS                                                                                   $405,000.00    N
  500063233     HUNTER,JOHN F SR            .00       .00       .00       .000        .250          .300      $540,000.00    N
  500063234     ARENSON,GREGG S             .00       .00       .00       .000        .250          .300      $600,000.00    N
  500063238     MELENIAK,EDWARD J           .00       .00       .00       .000        .150          .250      $405,000.00    N
  500063239     WOODS,THOMAS R JR           .00       .00       .00       .000        .150          .250      $280,000.00    N
  500063253     BETANCOURT,DIEGO L          .00       .00       .00       .000        .150          .250      $297,000.00    N
  500063255     SCHMIDT,KENT H              .00       .00       .00       .000        .150          .250      $465,000.00    N
  500063262     BURRIS,JERRY W              .00       .00       .00       .000        .150          .250      $302,941.00    N


                                                                   Page   21
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063267     KIENZLE,A PAUL III         225 ST. ANTHONY'S DR.      MOORESTOWN         NJ     08057      $248,000.00
  500063268     WILLETTE,ROGER C           13220 BAY PLACE            BAYTOWN            TX     77520      $280,000.00
  500063272     RICHBOURG,GLEN             1385 COLINTON WAY          SUNNYVALE          CA     94087      $304,800.00
  500063273     EISBERG, KIMBERLY S        7460 MANDARIN DRIVE        BOCA RATON         FL     33433      $423,722.64
  500063275     BERNHARDT,JAMES            3742 PINOT COURT           PLEASANTON         CA     94566      $284,000.00
  500063278     JARAKIAN, VERGINE          19645 WEEBURN LANE         TARZANA AREA       CA     91356      $297,784.32
  500063279     ECK,PHILLIP                46565 PEBBLEBROOK PLACE    STERLING           VA     20165      $237,423.66
  500063280     LUCAS, RICARDO             230 BOULDER STREET         MILPITAS           CA     95035      $246,850.37
  500063281     PUIG, HEIDY                1628 REGAL COVE COURT      KISSIMMEE          FL     34744      $239,838.97
  500063282     CHRISTIE,DAVID             536 REDWOOD AVENUE         SAN BRUNO          CA     94066      $236,000.00
  500063283     SONNEN,GREGG               131 SOUTH GARFIELD STREET  DENVER             CO     80209      $235,457.27
  500063284     DOMBROSKI, JAMES           6039 BODEGA AVENUE         PETULMA            CA     94952      $377,733.21
  500063285     LEAL, DENIA                3007 LITTLE ROCK DRIVE     SAN JOSE           CA     95133      $227,535.20
  500063286     APHIBAL,C.                 11926 59TH AVENUE WEST     MUKILTEO           WA     98275      $280,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063267     KIENZLE,A PAUL III           8.000      .150    7.850     .1000     7.750     01/01/2027
  500063268     WILLETTE,ROGER C             8.000      .150    7.850     .1000     7.750     01/01/2027
  500063272     RICHBOURG,GLEN               7.750      .250    7.500     .0500     7.450     01/01/2027
  500063273     EISBERG, KIMBERLY S          8.125      .250    7.875     .0500     7.825     12/01/2026
  500063275     BERNHARDT,JAMES              7.500      .250    7.250     .0500     7.200     01/01/2027
  500063278     JARAKIAN, VERGINE            7.625      .250    7.375     .0500     7.325     12/01/2026
  500063279     ECK,PHILLIP                  7.500      .250    7.250     .0500     7.200     12/01/2026
  500063280     LUCAS, RICARDO               8.500      .250    8.250     .0500     8.200     12/01/2026
  500063281     PUIG, HEIDY                  8.000      .250    7.750     .0500     7.700     12/01/2026
  500063282     CHRISTIE,DAVID               7.875      .250    7.625     .0500     7.575     01/01/2027
  500063283     SONNEN,GREGG                 8.500      .250    8.250     .0500     8.200     12/01/2026
  500063284     DOMBROSKI, JAMES             7.750      .250    7.500     .0500     7.450     12/01/2026
  500063285     LEAL, DENIA                  7.625      .250    7.375     .0500     7.325     12/01/2026
  500063286     APHIBAL,C.                   7.750      .250    7.500     .0500     7.450     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063267     KIENZLE,A PAUL III         092416271                  $1,819.74                  01/01/1997             360
  500063268     WILLETTE,ROGER C           092416325                  $2,054.54                  01/01/1997             360
  500063272     RICHBOURG,GLEN             6724482                    $2,183.63                  01/01/1997             360
  500063273     EISBERG, KIMBERLY S        7065618                    $3,148.19                  01/01/1997             360
  500063275     BERNHARDT,JAMES            6723782                    $1,985.77                  01/01/1997             360
  500063278     JARAKIAN, VERGINE          7066427                    $2,109.23                  01/01/1997             360
  500063279     ECK,PHILLIP                6710362                    $1,661.33         2        01/01/1997             360
  500063280     LUCAS, RICARDO             7066731                    $1,899.22         7        01/01/1997             360
  500063281     PUIG, HEIDY                7067560                    $1,761.03                  01/01/1997             360
  500063282     CHRISTIE,DAVID             6711682                    $1,711.16                  01/01/1997             360
  500063283     SONNEN,GREGG               6714182                    $1,811.56                  01/01/1997             360
  500063284     DOMBROSKI, JAMES           7067827                    $2,708.04                  01/01/1997             360
  500063285     LEAL, DENIA                7068248                    $1,611.65         2        01/01/1997             360
  500063286     APHIBAL,C.                 6715972                    $2,005.96                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063267     KIENZLE,A PAUL III          .00       .00       .00       .000        .150          .250      $310,000.00    N
  500063268     WILLETTE,ROGER C            .00       .00       .00       .000        .150          .250      $350,000.00    N
  500063272     RICHBOURG,GLEN                                                                                $381,000.00    N
  500063273     EISBERG, KIMBERLY S                                                                           $606,000.00    N
  500063275     BERNHARDT,JAMES                                                                               $355,000.00    N
  500063278     JARAKIAN, VERGINE                                                                             $397,500.00    N
  500063279     ECK,PHILLIP                                                                                   $264,000.00    N
  500063280     LUCAS, RICARDO                                                                                $260,000.00    N
  500063281     PUIG, HEIDY                                                                                   $300,000.00    N
  500063282     CHRISTIE,DAVID                                                                                $355,000.00    N
  500063283     SONNEN,GREGG                                                                                  $294,500.00    N
  500063284     DOMBROSKI, JAMES                                                                              $500,000.00    N
  500063285     LEAL, DENIA                                                                                   $253,000.00    N
  500063286     APHIBAL,C.                                                                                    $381,000.00    N


                                                                   Page   22
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063287     PUNNETT, I.C.              213 WESTMINSTER DRIVE      ATLANTA            GA     30309      $296,785.04
  500063288     BONNER, JR, DANIEL T       4280 EDDIE BYRD LANE       LOGANVILLE         GA     30249      $275,455.95
  500063289     EATON, JOHN M&PATRICIA     612 CONCORD WAY            BURLINGAME         CA     94010      $344,562.71
  500063290     WEBER,J.A.                 8074 CANYON CREEK CIRCLE   PLEASANTON         CA     94588      $259,150.00
  500063291     ALEA, OSCAR A&MYRIAN M     15216 BAHIA COURT          FORT MYERS         FL     33908      $474,673.11
  500063292     ILEGBUSI, O.J.             109 OAKHILL DRIVE          SHARON             MA     02067      $227,755.35
  500063293     HAYES, JON P&ELIZABETH N   8210 BAY TREE LANE         JACKSONVILLE       FL     32256      $243,818.92
  500063294     TRIPI SR.,V.               38889 ALTURA STREET        FREEMONT           CA     94539      $284,000.00
  500063295     BUTLER, CHARLES P&GWEN E   228 NORTHBROOK WAY         GREENVILLE         SC     29615      $390,346.43
  500063296     MARRON, ANGELA             2950 DICK WILSON DRIVE     SARASOTA           FL     34240      $305,794.68
  500063297     HORZEWSKI, M&BLAKE, AVERY  6032 RUNNING SPRINGS ROAD  SAN JOSE           CA     95135      $530,769.89
  500063298     JENETS, ROBERT J.          5903 RAMSGATE ROAD         BETHESDA           MD     20816      $285,000.00
  500063299     BACIO, GARY A.             556 NORTH SEGOVIA AVENUE   SAN GABRIEL        CA     91775      $377,765.05
  500063300     VAUGHAN,MARGARET           3243 LEVEL ROAD            CHURCHVILLE        MD     21028      $372,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063287     PUNNETT, I.C.                7.625      .250    7.375     .0500     7.325     12/01/2026
  500063288     BONNER, JR, DANIEL T         8.375      .250    8.125     .0500     8.075     11/01/2026
  500063289     EATON, JOHN M&PATRICIA       7.875      .250    7.625     .0500     7.575     12/01/2026
  500063290     WEBER,J.A.                   7.500      .250    7.250     .0500     7.200     01/01/2027
  500063291     ALEA, OSCAR A&MYRIAN M       7.875      .250    7.625     .0500     7.575     12/01/2026
  500063292     ILEGBUSI, O.J.               7.875      .250    7.625     .0500     7.575     12/01/2021
  500063293     HAYES, JON P&ELIZABETH N     7.500      .250    7.250     .0500     7.200     12/01/2026
  500063294     TRIPI SR.,V.                 8.125      .250    7.875     .0500     7.825     01/01/2027
  500063295     BUTLER, CHARLES P&GWEN E     8.125      .250    7.875     .0500     7.825     12/01/2016
  500063296     MARRON, ANGELA               8.000      .250    7.750     .0500     7.700     12/01/2026
  500063297     HORZEWSKI, M&BLAKE, AVERY    8.375      .250    8.125     .0500     8.075     12/01/2026
  500063298     JENETS, ROBERT J.            7.875      .250    7.625     .0500     7.575     01/01/2027
  500063299     BACIO, GARY A.               8.375      .250    8.125     .0500     8.075     12/01/2026
  500063300     VAUGHAN,MARGARET             7.500      .250    7.250     .0500     7.200     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063287     PUNNETT, I.C.              61716672                   $2,102.15        14        01/01/1997             360
  500063288     BONNER, JR, DANIEL T       7059025                    $2,096.28                  01/01/1997             360
  500063289     EATON, JOHN M&PATRICIA     7061902                    $2,500.04                  01/01/1997             360
  500063290     WEBER,J.A.                 6720402                    $1,812.01         1        01/01/1997             360
  500063291     ALEA, OSCAR A&MYRIAN M     7063043                    $3,444.08                  01/01/1997             360
  500063292     ILEGBUSI, O.J.             6721342                    $1,740.91                  01/01/1997             300
  500063293     HAYES, JON P&ELIZABETH N   7064268                    $1,706.08                  01/01/1997             360
  500063294     TRIPI SR.,V.               6719922                    $2,108.69                  01/01/1997             360
  500063295     BUTLER, CHARLES P&GWEN E   7064514                    $3,300.97         2        01/01/1997             240
  500063296     MARRON, ANGELA             7065086                    $2,245.32         1        01/01/1997             360
  500063297     HORZEWSKI, M&BLAKE, AVERY  7065587                    $4,036.75                  01/01/1997             360
  500063298     JENETS, ROBERT J.          6677592                    $2,066.45                  01/01/1997             360
  500063299     BACIO, GARY A.             6706122                    $2,873.07        12        01/01/1997             360
  500063300     VAUGHAN,MARGARET           6708452                    $2,601.08                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063287     PUNNETT, I.C.                                                                                 $330,000.00    N
  500063288     BONNER, JR, DANIEL T                                                                          $375,000.00    N
  500063289     EATON, JOHN M&PATRICIA                                                                        $431,000.00    N
  500063290     WEBER,J.A.                                                                                    $272,800.00    N
  500063291     ALEA, OSCAR A&MYRIAN M                                                                        $675,000.00    N
  500063292     ILEGBUSI, O.J.                                                                                $285,000.00    N
  500063293     HAYES, JON P&ELIZABETH N                                                                      $305,000.00    N
  500063294     TRIPI SR.,V.                                                                                  $355,000.00    N
  500063295     BUTLER, CHARLES P&GWEN E                                                                      $462,500.00    N
  500063296     MARRON, ANGELA                                                                                $340,000.00    N
  500063297     HORZEWSKI, M&BLAKE, AVERY                                                                     $663,998.00    N
  500063298     JENETS, ROBERT J.                                                                             $393,000.00    N
  500063299     BACIO, GARY A.                                                                                $420,000.00    N
  500063300     VAUGHAN,MARGARET                                                                              $465,000.00    N


                                                                   Page   23
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063301     HEINRICH,GARY W.           5716 RICHWATER DRIVE       DALLAS             TX     75252      $358,850.00
  500063302     DINWIDDIE, MARK            3025 LAKE LANGLOIS RD. NE  CARNATION          WA     98014      $299,813.53
  500063303     COFFMAN, JOHN T.           11 N. MAPLE STREET         MOUNT PROSPECT     IL     60056      $215,000.00
  500063304     NICHOLS,ELIZABETH          164-166 LIBERTY STREET     SAN FRANCISCO      CA     94110      $359,739.44
  500063305     GLADMAN, ALAN H.           1720 MIDDLEFIELD ROAD      PALO ALTO          CA     94301      $344,000.00
  500063306     COMEAU,ROBERT              15445 KARL AVENUE          MONTE SERENO       CA     95030      $410,000.00
  500063307     OLDING III, J&RUSSCOL, A   6665 AVIGNON BLVD.         FALLS CHURCH       VA     22043      $457,200.00
  500063308     SLOMSKI, DOUGLAS&LORETTA   814 RIDGELAWN TRAIL        BATAVIA            IL     60510      $284,668.36
  500063309     HODGES,GREGORY G.          8466 GREEN ISLAND CIRCLE   LITTLETON          CO     80124      $265,330.70
  500063310     GILSON, JEROME M&MARGOT G  21 STONE GATE COURT        PIKESVILLE         MD     21208      $279,000.00
  500063311     SHINNERS,CATHERINE J.      3632 ARBUTUS AVENUE        PALO ALTO          CA     94303      $419,718.19
  500063312     STUIT, PAUL & SANDI        66326 E. BARLOW TRAIL RD.  RHODODENDRON       OR     97049      $225,000.00
  500063313     PHILLIPS,JOHN M.           2710 107TH AVENUE S.E.     BELLEVUE           VA     98004      $368,000.00
  500063314     PIOTROWSKI,FRANK J.        220 WEST SHORE ROAD        OAKDALE            NY     11769      $222,874.98


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063301     HEINRICH,GARY W.             7.875      .250    7.625     .0500     7.575     01/01/2027
  500063302     DINWIDDIE, MARK              8.375      .250    8.125     .0500     8.075     12/01/2026
  500063303     COFFMAN, JOHN T.             8.375      .250    8.125     .0500     8.075     01/01/2027
  500063304     NICHOLS,ELIZABETH            7.625      .250    7.375     .0500     7.325     12/01/2026
  500063305     GLADMAN, ALAN H.             8.125      .250    7.875     .0500     7.825     01/01/2027
  500063306     COMEAU,ROBERT                7.750      .250    7.500     .0500     7.450     01/01/2027
  500063307     OLDING III, J&RUSSCOL, A     7.500      .250    7.250     .0500     7.200     01/01/2027
  500063308     SLOMSKI, DOUGLAS&LORETTA     8.250      .250    8.000     .0500     7.950     12/01/2026
  500063309     HODGES,GREGORY G.            8.250      .250    8.000     .0500     7.950     12/01/2026
  500063310     GILSON, JEROME M&MARGOT G    7.875      .250    7.625     .0500     7.575     01/01/2027
  500063311     SHINNERS,CATHERINE J.        8.000      .250    7.750     .0500     7.700     12/01/2026
  500063312     STUIT, PAUL & SANDI          7.875      .250    7.625     .0500     7.575     01/01/2027
  500063313     PHILLIPS,JOHN M.             7.875      .250    7.625     .0500     7.575     01/01/2027
  500063314     PIOTROWSKI,FRANK J.          8.875      .250    8.625     .0500     8.575     12/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063301     HEINRICH,GARY W.           6702572                    $2,601.91                  01/01/1997             360
  500063302     DINWIDDIE, MARK            6696732                    $2,280.22                  01/01/1997             360
  500063303     COFFMAN, JOHN T.           6694932                    $1,634.16                  01/01/1997             360
  500063304     NICHOLS,ELIZABETH          6688252                    $2,548.06                  01/01/1997             360
  500063305     GLADMAN, ALAN H.           6682062                    $2,554.19                  01/01/1997             360
  500063306     COMEAU,ROBERT              6678242                    $2,937.29                  01/01/1997             360
  500063307     OLDING III, J&RUSSCOL, A   6725142                    $3,196.81                  01/01/1997             360
  500063308     SLOMSKI, DOUGLAS&LORETTA   6740532                    $2,139.98        12        01/01/1997             360
  500063309     HODGES,GREGORY G.          6661152                    $1,994.61        12        01/01/1997             360
  500063310     GILSON, JEROME M&MARGOT G  6742112                    $2,022.95                  01/01/1997             360
  500063311     SHINNERS,CATHERINE J.      6665582                    $3,081.81                  01/01/1997             360
  500063312     STUIT, PAUL & SANDI        6744352                    $1,631.41        12        01/01/1997             360
  500063313     PHILLIPS,JOHN M.           6667902                    $2,668.26                  01/01/1997             360
  500063314     PIOTROWSKI,FRANK J.        666421                     $1,774.29                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063301     HEINRICH,GARY W.                                                                              $448,650.00    N
  500063302     DINWIDDIE, MARK                                                                               $375,000.00    N
  500063303     COFFMAN, JOHN T.                                                                              $300,000.00    N
  500063304     NICHOLS,ELIZABETH                                                                             $790,000.00    N
  500063305     GLADMAN, ALAN H.                                                                              $430,000.00    N
  500063306     COMEAU,ROBERT                                                                                 $650,000.00    N
  500063307     OLDING III, J&RUSSCOL, A                                                                      $571,600.00    N
  500063308     SLOMSKI, DOUGLAS&LORETTA                                                                      $309,846.00    N
  500063309     HODGES,GREGORY G.                                                                             $312,000.00    N
  500063310     GILSON, JEROME M&MARGOT G                                                                     $348,780.00    N
  500063311     SHINNERS,CATHERINE J.                                                                         $525,000.00    N
  500063312     STUIT, PAUL & SANDI                                                                           $259,900.00    N
  500063313     PHILLIPS,JOHN M.                                                                              $460,000.00    N
  500063314     PIOTROWSKI,FRANK J.                                                                           $305,000.00    N


                                                                   Page   24
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063315     SCHAFER, DANIEL S&LINDA J  12 BLUE SPRUCE             IRVINE             CA     92620      $316,326.58
  500063317     SMITH,ALVIN L.             6161 NORTH VAN NESS BLVD   FRESNO             CA     93711      $243,848.34
  500063318     HOSKING, TIMOTHY R.        0011 HACKAMORE RD EAST1/2  EDWARDS            CO     81632      $244,851.58
  500063319     ANTZOULATOS, DENNY&KIM M   430 MARLEY RUN ROAD        HUNTINGTOWN        MD     20639      $274,815.48
  500063320     TREISTER, RONALD L.        2 ALEXANDER DRIVE          CAPE ELIZABETH     ME     04107      $251,814.93
  500063321     HARRISON,ROBERT P.         27 MORRISON ROAD, WEST     WAKEFIELD          MA     01880      $229,853.34
  500063322     HART, CAREN R              9 LONE PINE LANE           WESTPORT           CT     06880      $326,811.87
  500063323     HIRSCH,GREGORY M.          308 WEST MEGAN COURT       SAVANNAH           GA     31405      $267,824.69
  500063324     SYPHERD,GARY               940 SOUTH MONROE STREET    SAN JOSE           CA     95128      $226,255.63
  500063329     BRANDVIK,JOHN              1572 ALEXANDER ROAD        BELLEAIR           FL     34616      $285,223.76
  500063349     GALLAGHER,JAMES E          2505 LANDIS AVENUE, UNIT   SEA ISLE CITY      NJ     08243      $288,000.00
  500063358     AZIZA, SIAMAK              18360 PURDUE DRIVE         SARATOGA           CA     95070      $306,400.00
  500063359     EASTON, IVAN L.            1517 16TH AVENUE EAST      SEATTLE            WA     98112      $234,500.00
  500063360     VALLANAT, JOSEPH           4 WEYBRIDGE ROAD           GREAT NECK         NY     11203      $373,500.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063315     SCHAFER, DANIEL S&LINDA J    7.750      .250    7.500     .0500     7.450     12/01/2026
  500063317     SMITH,ALVIN L.               8.375      .250    8.125     .0500     8.075     12/01/2026
  500063318     HOSKING, TIMOTHY R.          8.500      .250    8.250     .0500     8.200     12/01/2026
  500063319     ANTZOULATOS, DENNY&KIM M     8.000      .250    7.750     .0500     7.700     12/01/2026
  500063320     TREISTER, RONALD L.          9.375      .250    9.125     .0500     9.075     10/01/2026
  500063321     HARRISON,ROBERT P.           8.250      .250    8.000     .0500     7.950     12/01/2026
  500063322     HART, CAREN R                8.750      .250    8.500     .0500     8.450     12/01/2026
  500063323     HIRSCH,GREGORY M.            8.125      .250    7.875     .0500     7.825     12/01/2026
  500063324     SYPHERD,GARY                 8.250      .250    8.000     .0500     7.950     12/01/2026
  500063329     BRANDVIK,JOHN                8.750      .250    8.500     .0500     8.450     03/01/2026
  500063349     GALLAGHER,JAMES E            8.500      .150    8.350     .1000     8.250     01/01/2027
  500063358     AZIZA, SIAMAK                8.375      .250    8.125     .0500     8.075     01/01/2027
  500063359     EASTON, IVAN L.              8.125      .250    7.875     .0500     7.825     01/01/2027
  500063360     VALLANAT, JOSEPH             8.500      .250    8.250     .0500     8.200     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063315     SCHAFER, DANIEL S&LINDA J  6748392                    $2,267.80        14        01/01/1997             360
  500063317     SMITH,ALVIN L.             661145                     $1,854.58                  01/01/1997             360
  500063318     HOSKING, TIMOTHY R.        6484312                    $1,883.84                  01/01/1997             360
  500063319     ANTZOULATOS, DENNY&KIM M   7052119                    $2,017.86         7        01/01/1997             360
  500063320     TREISTER, RONALD L.        6371862                    $2,097.68        10        01/01/1997             360
  500063321     HARRISON,ROBERT P.         1255033                    $1,727.92                  01/01/1997             360
  500063322     HART, CAREN R              7058845                    $2,572.52                  01/01/1997             360
  500063323     HIRSCH,GREGORY M.          6640842                    $1,989.89                  01/01/1997             360
  500063324     SYPHERD,GARY               6653832                    $1,700.87                  01/01/1997             360
  500063329     BRANDVIK,JOHN              7022013                    $2,257.28        12        01/01/1997             351
  500063349     GALLAGHER,JAMES E          092416143                  $2,214.47                  01/01/1997             360
  500063358     AZIZA, SIAMAK              6775522                    $2,328.86                  01/01/1997             360
  500063359     EASTON, IVAN L.            62727402                   $1,741.16                  01/01/1997             360
  500063360     VALLANAT, JOSEPH           6627112                    $2,871.89        14        01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063315     SCHAFER, DANIEL S&LINDA J                                                                     $351,737.00    N
  500063317     SMITH,ALVIN L.                                                                                $305,000.00    N
  500063318     HOSKING, TIMOTHY R.                                                                           $360,000.00    N
  500063319     ANTZOULATOS, DENNY&KIM M                                                                      $310,247.00    N
  500063320     TREISTER, RONALD L.                                                                           $265,500.00    N
  500063321     HARRISON,ROBERT P.                                                                            $336,000.00    N
  500063322     HART, CAREN R                                                                                 $416,000.00    N
  500063323     HIRSCH,GREGORY M.                                                                             $335,000.00    N
  500063324     SYPHERD,GARY                                                                                  $283,000.00    N
  500063329     BRANDVIK,JOHN                                                                                 $340,000.00    N
  500063349     GALLAGHER,JAMES E           .00       .00       .00       .000        .150          .250      $360,000.00    N
  500063358     AZIZA, SIAMAK                                                                                 $383,000.00    N
  500063359     EASTON, IVAN L.                                                                               $335,000.00    N
  500063360     VALLANAT, JOSEPH                                                                              $415,000.00    N


                                                                   Page   25
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063361     SAVANT, DANIEL J.          33150 PAUBA ROAD           TEMECULA AREA      CA     92592      $233,600.00
  500063362     ZUSSER, MARC A.            6443 EAST TAMARIND STREET  AGOURA AREA        CA     91301      $236,704.35
  600052980     MARQUIS                    1532 NOTTINGHAM KNL        JACKSONVILL        FL     32225      $210,651.93
  600054955     SALVAGGIO                  307 TIGER LILY COURT       MARIETTA           GA     30067      $212,592.23
  600054969     RECAMIER-MAYER             4820 SCOT COURT            SUGARLAND          TX     77479      $197,864.17
  600055593     CIFELLI KIMBERLY           521 VILLAGE ROAD WEST      WEST WINDSOR NJ    NJ     08550      $117,595.43
  600055596     TSAO ALEXANDER W           40 EAST 9TH STREET         NEW YORK           NY     10003      $111,810.21
  600055599     GOLUB BLANCHE              420 EAST 72ND STREET       NEW YORK           NY     10021      $191,648.57
  600055600     WAJSBLAT BENNETT           201 EAST 21ST STREET       NEW YORK           NY     10010       $58,353.48
  600055601     MARINELLI PETER            42 ROW PLACE               STATEN ISLAND      NY     10312      $131,851.43
  600055602     ALIWALAS JOSEPH JEREMY     11220 72ND DRIVE D41       FOREST HILLS       NY     11375       $59,890.17
  600055603     SHAMIM KAUSAR              506 ADELPHI STREET         EAST MEADOW        NY     11554      $212,867.78
  600055604     ARGYROS CHRISTINE          24572 62ND AVENUE B2-7     DOUGLASTON         NY     11362       $19,964.32
  600055610     LEVY BENJAMIN G            2723 SOUTH CANFIELD AVE    LOS ANGELES        CA     90034      $183,450.54


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063361     SAVANT, DANIEL J.            8.500      .250    8.250     .0500     8.200     01/01/2027
  500063362     ZUSSER, MARC A.              8.375      .250    8.125     .0500     8.075     01/01/2027
  600052980     MARQUIS                      7.875      .250    7.625     .0500     7.575     04/01/2026
  600054955     SALVAGGIO                    7.750      .250    7.500     .0500     7.450     09/01/2026
  600054969     RECAMIER-MAYER               8.875      .250    8.625     .0500     8.575     10/01/2026
  600055593     CIFELLI KIMBERLY             8.125      .250    7.875     .0500     7.825     11/01/2026
  600055596     TSAO ALEXANDER W             8.875      .250    8.625     .0500     8.575     10/01/2026
  600055599     GOLUB BLANCHE                8.500      .250    8.250     .0500     8.200     10/01/2026
  600055600     WAJSBLAT BENNETT             9.000      .250    8.750     .0500     8.700     10/01/2026
  600055601     MARINELLI PETER              8.875      .250    8.625     .0500     8.575     11/01/2026
  600055602     ALIWALAS JOSEPH JEREMY       8.500      .250    8.250     .0500     8.200     10/01/2026
  600055603     SHAMIM KAUSAR                8.000      .250    7.750     .0500     7.700     10/01/2026
  600055604     ARGYROS CHRISTINE            8.625      .250    8.375     .0500     8.325     10/01/2026
  600055610     LEVY BENJAMIN G              8.000      .250    7.750     .0500     7.700     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063361     SAVANT, DANIEL J.          6749752                    $1,796.18                  01/01/1997             360
  500063362     ZUSSER, MARC A.            6700752                    $1,801.37                  03/01/1997             360
  600052980     MARQUIS                    8237660                    $1,537.15                  01/01/1997             360
  600054955     SALVAGGIO                  5067024                    $1,527.39                  01/01/1997             360
  600054969     RECAMIER-MAYER             5067507                    $1,576.97                  01/01/1997             360
  600055593     CIFELLI KIMBERLY           1101203380                   $874.29                  01/01/1997             360
  600055596     TSAO ALEXANDER W           1106023105                   $891.13                  01/01/1997             360
  600055599     GOLUB BLANCHE              1111058018                 $1,476.32                  01/01/1997             360
  600055600     WAJSBLAT BENNETT           1111061114                   $470.31                  01/01/1997             360
  600055601     MARINELLI PETER            1111061690                 $1,050.26                  01/01/1997             360
  600055602     ALIWALAS JOSEPH JEREMY     1111062139                   $461.35                  01/01/1997             360
  600055603     SHAMIM KAUSAR              1111063459                 $1,565.12        12        01/01/1997             360
  600055604     ARGYROS CHRISTINE          1111063506                   $155.56                  01/01/1997             360
  600055610     LEVY BENJAMIN G            1233000410                 $1,348.29                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063361     SAVANT, DANIEL J.                                                                             $292,000.00    N
  500063362     ZUSSER, MARC A.                                                                               $300,000.00    N
  600052980     MARQUIS                     .00       .00       .00       .000        .250          .300      $265,000.00    N
  600054955     SALVAGGIO                   .00       .00       .00       .000        .250          .300      $266,780.00    N
  600054969     RECAMIER-MAYER              .00       .00       .00       .000        .250          .300      $250,000.00    N
  600055593     CIFELLI KIMBERLY            .00       .00       .00       .000        .250          .300      $157,000.00    N
  600055596     TSAO ALEXANDER W            .00       .00       .00       .000        .250          .300      $370,000.00    N
  600055599     GOLUB BLANCHE               .00       .00       .00       .000        .250          .300      $240,000.00    N
  600055600     WAJSBLAT BENNETT            .00       .00       .00       .000        .250          .300       $85,000.00    N
  600055601     MARINELLI PETER             .00       .00       .00       .000        .250          .300      $176,000.00    N
  600055602     ALIWALAS JOSEPH JEREMY      .00       .00       .00       .000        .250          .300       $75,000.00    N
  600055603     SHAMIM KAUSAR               .00       .00       .00       .000        .250          .300      $237,000.00    N
  600055604     ARGYROS CHRISTINE           .00       .00       .00       .000        .250          .300       $70,000.00    N
  600055610     LEVY BENJAMIN G             .00       .00       .00       .000        .250          .300      $262,500.00    N


                                                                   Page   26
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600055612     DEESE SHIRLEY JUNE         47210 VIA OVIETO           LA QUINTA          CA     92253      $212,734.30
  600055616     SHLATER JAMES              16521 SW 82 AVENUE         MIAMI              FL     33157      $213,406.15
  600055621     RUSSO LAUREN               32 RUSHBY WAY              YONKERS            NY     10701       $84,852.21
  600055632     DOOLEY TIMOTHY P           444 FOREST STREET          NORTH DEGHTON      MA     02764      $103,828.28
  600055633     FERREIRA NERI              11 MAPLE COURT             NEW HYDE PARK      NY     11040      $159,728.91
  600055635     HURLEY ROBERT GERARD       215 SMULL AVENUE           N CALDWELL         NJ     07006      $183,248.84
  600055638     CARLISLE DAVID             114 GREENWOOD AVENUE       WYNCOTE            PA     19095       $56,152.20
  600055661     HASTINGS WILLIAM HENRY     2781 BEN LOMOND DRIVE      SANTA BARBARA      CA     93105       $83,864.88
  600055668     WATCKE MICHAEL J           727 EAST THIRD STREET      ROYAL OAK          MI     48067       $98,091.93
  600055670     SROCK JAMES                308 WADDINGTON             BLOOMFIELD VILL    MI     48301      $174,725.70
  600055671     VAZANA MARY C              11052 DALE                 WARREN             MI     48089       $60,394.84
  600055673     FOK YIU WAH                7538 TOURNAMENT            WATERVILLE         OH     43566      $160,337.26
  600055679     STANKO JOHN M              40 ROYAL POINTE DRIVE      HILTON HEAD        SC     29926      $112,194.27
  600055681     TIDWELL DONNA G            234 LAWRENCEVILLE STREE    MCDONOUGH          GA     38253      $104,054.24


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600055612     DEESE SHIRLEY JUNE           8.375      .250    8.125     .0500     8.075     11/01/2026
  600055616     SHLATER JAMES                9.125      .250    8.875     .0500     8.825     10/01/2026
  600055621     RUSSO LAUREN                 8.750      .250    8.500     .0500     8.450     10/01/2026
  600055632     DOOLEY TIMOTHY P             9.000      .250    8.750     .0500     8.700     10/01/2026
  600055633     FERREIRA NERI                8.875      .250    8.625     .0500     8.575     10/01/2026
  600055635     HURLEY ROBERT GERARD         9.000      .250    8.750     .0500     8.700     11/01/2026
  600055638     CARLISLE DAVID               8.750      .250    8.500     .0500     8.450     10/01/2026
  600055661     HASTINGS WILLIAM HENRY       9.125      .250    8.875     .0500     8.825     10/01/2026
  600055668     WATCKE MICHAEL J             9.125      .250    8.875     .0500     8.825     10/01/2026
  600055670     SROCK JAMES                  9.250      .250    9.000     .0500     8.950     10/01/2026
  600055671     VAZANA MARY C                9.875      .250    9.625     .0500     9.575     11/01/2026
  600055673     FOK YIU WAH                  9.375      .250    9.125     .0500     9.075     11/01/2026
  600055679     STANKO JOHN M                8.500      .250    8.250     .0500     8.200     10/01/2026
  600055681     TIDWELL DONNA G              8.375      .250    8.125     .0500     8.075     10/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600055612     DEESE SHIRLEY JUNE         1237000300                 $1,618.95                  01/01/1997             360
  600055616     SHLATER JAMES              1311271427                 $1,739.14        14        01/01/1997             360
  600055621     RUSSO LAUREN               1500229411                   $668.70                  01/01/1997             360
  600055632     DOOLEY TIMOTHY P           1500249984                   $836.81                  01/01/1997             360
  600055633     FERREIRA NERI              1500251647                 $1,273.03                  01/01/1997             360
  600055635     HURLEY ROBERT GERARD       1500251862                 $1,476.08                  01/01/1997             360
  600055638     CARLISLE DAVID             1500256152                   $442.52                  01/01/1997             360
  600055661     HASTINGS WILLIAM HENRY     1506161296                   $683.45                  01/01/1997             360
  600055668     WATCKE MICHAEL J           1507182134                   $799.40                  01/01/1997             360
  600055670     SROCK JAMES                1507185777                 $1,439.69                  01/01/1997             360
  600055671     VAZANA MARY C              1507186361                   $524.92                  01/01/1997             360
  600055673     FOK YIU WAH                1507192772                 $1,334.96                  01/01/1997             360
  600055679     STANKO JOHN M              1511045614                   $864.26                  01/01/1997             360
  600055681     TIDWELL DONNA G            1511055946                   $792.38                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600055612     DEESE SHIRLEY JUNE          .00       .00       .00       .000        .250          .300      $285,000.00    N
  600055616     SHLATER JAMES               .00       .00       .00       .000        .250          .300      $225,000.00    N
  600055621     RUSSO LAUREN                .00       .00       .00       .000        .250          .300      $220,000.00    N
  600055632     DOOLEY TIMOTHY P            .00       .00       .00       .000        .250          .300      $139,000.00    N
  600055633     FERREIRA NERI               .00       .00       .00       .000        .250          .300      $255,000.00    N
  600055635     HURLEY ROBERT GERARD        .00       .00       .00       .000        .250          .300      $245,000.00    N
  600055638     CARLISLE DAVID              .00       .00       .00       .000        .250          .300       $75,000.00    N
  600055661     HASTINGS WILLIAM HENRY      .00       .00       .00       .000        .250          .300      $375,000.00    N
  600055668     WATCKE MICHAEL J            .00       .00       .00       .000        .250          .300      $131,000.00    N
  600055670     SROCK JAMES                 .00       .00       .00       .000        .250          .300      $452,000.00    N
  600055671     VAZANA MARY C               .00       .00       .00       .000        .250          .300       $93,000.00    N
  600055673     FOK YIU WAH                 .00       .00       .00       .000        .250          .300      $214,000.00    N
  600055679     STANKO JOHN M               .00       .00       .00       .000        .250          .300      $153,000.00    N
  600055681     TIDWELL DONNA G             .00       .00       .00       .000        .250          .300      $139,000.00    N


                                                                   Page   27
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600055684     YARBROUGH SANDRA B         8 EVERGREEN                HILTON HEAD ISL    SC     29928      $131,109.79
  600055709     PHILLIPS JANA              3519 NORTHWEST 53RD        OKLAHOMA CITY      OK     73116       $43,310.51
  600055711     ROBERTS CYNDI              1319 WILDFLOWER COURT      MUSTANG            OK     73064      $154,838.66
  600055712     GHOBRIAL NAGIB S           1825 SUMAC DRIVE           FLOWER MOUND       TX     75028      $113,181.57
  600055714     LEWIS TANA RAE             1633 NORTH 175TH STREET    SEATTLE            WA     98133      $110,402.69
  600055715     IVERSON CHARLENE E         6511 CLEOPATRA PLACE       SEATTLE            WA     98117       $83,857.65
  600055717     HORN LYNN C                11010 S HARVARD ROAD       ROCKFORD           WA     99030       $88,849.19
  600055719     FORBIS BILL G              402 LIVE OAK DRIVE         LAFAYETTE          LA     70503      $131,027.60
  600055720     STEWART WILLIAM E          204 WINDY HILL ROAD        CANTON             GA     30114       $83,112.55
  600055722     HERRINGTON CHARLES A       704 BONANZA DRIVE          PHENIX CITY        AL     36867       $63,931.62
  600055724     MCINTYRE DAVID S           602 HARMONY GROVE ROAD     BALL GROUND        GA     30107       $84,901.83
  600055725     AMANTE MARY LOU            347 KNOTTS CIRCLE          WOODSTOCK          GA     30188       $49,942.23
  600055729     ROMERO MARY JANE           434 HERDNER ROAD           TAOS               NM     87571       $80,915.68
  600055731     PINGEL DORIS               15948 EAST TREVINO DRIV    FOUNTAIN HILLS     AZ     85268       $99,830.55


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600055684     YARBROUGH SANDRA B           9.125      .250    8.875     .0500     8.825     11/01/2026
  600055709     PHILLIPS JANA                8.000      .250    7.750     .0500     7.700     10/01/2026
  600055711     ROBERTS CYNDI                9.250      .250    9.000     .0500     8.950     11/01/2026
  600055712     GHOBRIAL NAGIB S             8.250      .250    8.000     .0500     7.950     10/01/2026
  600055714     LEWIS TANA RAE               8.625      .250    8.375     .0500     8.325     10/01/2026
  600055715     IVERSON CHARLENE E           8.875      .250    8.625     .0500     8.575     10/01/2026
  600055717     HORN LYNN C                  8.875      .250    8.625     .0500     8.575     10/01/2026
  600055719     FORBIS BILL G                8.875      .250    8.625     .0500     8.575     10/01/2026
  600055720     STEWART WILLIAM E            9.000      .250    8.750     .0500     8.700     10/01/2026
  600055722     HERRINGTON CHARLES A         9.125      .250    8.875     .0500     8.825     11/01/2026
  600055724     MCINTYRE DAVID S             8.750      .250    8.500     .0500     8.450     11/01/2026
  600055725     AMANTE MARY LOU              8.750      .250    8.500     .0500     8.450     11/01/2026
  600055729     ROMERO MARY JANE             9.250      .250    9.000     .0500     8.950     11/01/2026
  600055731     PINGEL DORIS                 8.875      .250    8.625     .0500     8.575     10/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600055684     YARBROUGH SANDRA B         1511056993                 $1,067.89                  01/01/1997             360
  600055709     PHILLIPS JANA              1563134229                   $319.19                  01/01/1997             360
  600055711     ROBERTS CYNDI              1563135618                 $1,275.15                  01/01/1997             360
  600055712     GHOBRIAL NAGIB S           1563135935                   $851.94                  01/01/1997             360
  600055714     LEWIS TANA RAE             1565139562                   $860.24                  01/01/1997             360
  600055715     IVERSON CHARLENE E         1565139711                   $668.35                  01/01/1997             360
  600055717     HORN LYNN C                1565141553                   $708.13                  01/01/1997             360
  600055719     FORBIS BILL G              1566078372                 $1,044.29                  01/01/1997             360
  600055720     STEWART WILLIAM E          1566079150                   $669.85                  01/01/1997             360
  600055722     HERRINGTON CHARLES A       1566079309                   $520.73                  01/01/1997             360
  600055724     MCINTYRE DAVID S           1566079681                   $668.70                  01/01/1997             360
  600055725     AMANTE MARY LOU            1566080512                   $393.36                  01/01/1997             360
  600055729     ROMERO MARY JANE           1569147314                   $666.37                  01/01/1997             360
  600055731     PINGEL DORIS               1569151901                   $795.65                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600055684     YARBROUGH SANDRA B          .00       .00       .00       .000        .250          .300      $175,000.00    N
  600055709     PHILLIPS JANA               .00       .00       .00       .000        .250          .300       $70,000.00    N
  600055711     ROBERTS CYNDI               .00       .00       .00       .000        .250          .300      $215,000.00    N
  600055712     GHOBRIAL NAGIB S            .00       .00       .00       .000        .250          .300      $151,200.00    N
  600055714     LEWIS TANA RAE              .00       .00       .00       .000        .250          .300      $183,000.00    N
  600055715     IVERSON CHARLENE E          .00       .00       .00       .000        .250          .300      $141,000.00    N
  600055717     HORN LYNN C                 .00       .00       .00       .000        .250          .300      $194,000.00    N
  600055719     FORBIS BILL G               .00       .00       .00       .000        .250          .300      $175,000.00    N
  600055720     STEWART WILLIAM E           .00       .00       .00       .000        .250          .300      $111,000.00    N
  600055722     HERRINGTON CHARLES A        .00       .00       .00       .000        .250          .300       $80,000.00    N
  600055724     MCINTYRE DAVID S            .00       .00       .00       .000        .250          .300      $220,000.00    N
  600055725     AMANTE MARY LOU             .00       .00       .00       .000        .250          .300      $145,000.00    N
  600055729     ROMERO MARY JANE            .00       .00       .00       .000        .250          .300      $113,000.00    N
  600055731     PINGEL DORIS                .00       .00       .00       .000        .250          .300      $152,700.00    N


                                                                   Page   28
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600055732     ROSS CHRISTIE M            125 MICHAELS RANCH DRIV    SEDONA             AZ     86336      $119,868.41
  600055735     KELLY JR ROBERT            2467 WINE COUNTRY AVENU    NAPA               CA     94558      $181,349.22
  600055740     PEARSON MYRA C             3115 COPELAND ROAD         INDEPENDENCE       MN     55359       $69,923.23
  600055741     MINTZ SR STEPHEN           205 GEORGIA AVENUE         CAROLINA BEACH     NC     28428      $161,895.87
  600055745     FERGUSON JON               11000 APPOMATTOX COURT     RANCHO CUCAMONG    CA     91737      $213,476.44
  600055748     CALLAHAN JEAN M            8 MILK STREET              SALEM              MA     01970       $94,830.49
  600055751     PINHEIRO EDUARDO R         940 SANFORD ROAD           WESTPORT           MA     02790      $138,620.00
  600055752     VIERA VINCENT F            62 ROLLER TERRACE          MILFORD            CT     06460      $116,104.97
  600055753     ADAMOW CHRISTINE L         18 HANCOCK STREET          BOSTON             MA     02114      $206,860.82
  600055755     SPENCE ROGER K             3728 OHIO STREET           PERRY              OH     44081      $123,676.11
  600055759     JORDAN ANDREA D            8601 OAK PARK BLVD         OAK PARK           MI     48237       $55,916.71
  600055760     WAS MICHAEL C              49 EAST SUMMIT             CHAGRIN FALLS      OH     44022      $139,768.84
  600055762     KELLY STEPHANIE J          449 LEONA                  GARDEN CITY        MI     48135       $57,654.66
  600055764     KINAYA NAZAR               5542 GREENBRIAR            WEST BLOOMFIELD    MI     48334      $174,718.48


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600055732     ROSS CHRISTIE M              9.000      .250    8.750     .0500     8.700     11/01/2026
  600055735     KELLY JR ROBERT              7.875      .250    7.625     .0500     7.575     11/01/2026
  600055740     PEARSON MYRA C               9.000      .250    8.750     .0500     8.700     11/01/2026
  600055741     MINTZ SR STEPHEN             9.250      .250    9.000     .0500     8.950     10/01/2026
  600055745     FERGUSON JON                 8.250      .250    8.000     .0500     7.950     11/01/2026
  600055748     CALLAHAN JEAN M              8.625      .250    8.375     .0500     8.325     10/01/2026
  600055751     PINHEIRO EDUARDO R           9.750      .250    9.500     .0500     9.450     11/01/2026
  600055752     VIERA VINCENT F              8.375      .250    8.125     .0500     8.075     11/01/2026
  600055753     ADAMOW CHRISTINE L           8.750      .250    8.500     .0500     8.450     11/01/2026
  600055755     SPENCE ROGER K               8.750      .250    8.500     .0500     8.450     10/01/2026
  600055759     JORDAN ANDREA D              9.500      .250    9.250     .0500     9.200     10/01/2026
  600055760     WAS MICHAEL C                9.000      .250    8.750     .0500     8.700     10/01/2026
  600055762     KELLY STEPHANIE J            9.000      .250    8.750     .0500     8.700     10/01/2026
  600055764     KINAYA NAZAR                 9.125      .250    8.875     .0500     8.825     10/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600055732     ROSS CHRISTIE M            1569152380                   $965.55                  01/01/1997             360
  600055735     KELLY JR ROBERT            1573158234                 $1,316.73                  01/01/1997             360
  600055740     PEARSON MYRA C             1576030317                   $563.24                  01/01/1997             360
  600055741     MINTZ SR STEPHEN           1577047133                 $1,333.97                  01/01/1997             360
  600055745     FERGUSON JON               1579034460                 $1,605.84         2        01/01/1997             360
  600055748     CALLAHAN JEAN M            1580036543                   $738.91                  01/01/1997             360
  600055751     PINHEIRO EDUARDO R         1580037681                 $1,192.08                  01/01/1997             360
  600055752     VIERA VINCENT F            1580039064                   $883.59                  01/01/1997             360
  600055753     ADAMOW CHRISTINE L         1580039166                 $1,629.26                  01/01/1997             360
  600055755     SPENCE ROGER K             1581063916                   $974.73                  01/01/1997             360
  600055759     JORDAN ANDREA D            1581065809                   $470.88                  01/01/1997             360
  600055760     WAS MICHAEL C              1581066062                 $1,126.48                  01/01/1997             360
  600055762     KELLY STEPHANIE J          1581067779                   $464.67                  01/01/1997             360
  600055764     KINAYA NAZAR               1581070059                 $1,423.86                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600055732     ROSS CHRISTIE M             .00       .00       .00       .000        .250          .300      $160,000.00    N
  600055735     KELLY JR ROBERT             .00       .00       .00       .000        .250          .300      $229,000.00    N
  600055740     PEARSON MYRA C              .00       .00       .00       .000        .250          .300      $105,000.00    N
  600055741     MINTZ SR STEPHEN            .00       .00       .00       .000        .250          .300      $249,500.00    N
  600055745     FERGUSON JON                .00       .00       .00       .000        .250          .300      $225,000.00    N
  600055748     CALLAHAN JEAN M             .00       .00       .00       .000        .250          .300      $140,000.00    N
  600055751     PINHEIRO EDUARDO R          .00       .00       .00       .000        .250          .300      $185,000.00    N
  600055752     VIERA VINCENT F             .00       .00       .00       .000        .250          .300      $155,000.00    N
  600055753     ADAMOW CHRISTINE L          .00       .00       .00       .000        .250          .300      $278,000.00    N
  600055755     SPENCE ROGER K              .00       .00       .00       .000        .250          .300      $156,000.00    N
  600055759     JORDAN ANDREA D             .00       .00       .00       .000        .250          .300       $70,000.00    N
  600055760     WAS MICHAEL C               .00       .00       .00       .000        .250          .300      $254,000.00    N
  600055762     KELLY STEPHANIE J           .00       .00       .00       .000        .250          .300       $77,000.00    N
  600055764     KINAYA NAZAR                .00       .00       .00       .000        .250          .300      $235,000.00    N


                                                                   Page   29
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600055765     JONES BRUCE R              7845 HANNAN DRIVE          ROMULUS            MI     48174      $120,674.25
  600055768     DRAKE PAUL NEIL            1813 MANCHESTER AVENUE     NASHVILLE          TN     37218       $53,937.63
  600055769     QUILLEN WAYNE JAMES        ROAD 1 BOX 144             FRANKFORD          DE     19945       $81,910.06
  600055774     SHIPP JR DONALD            RT 2 BOX M20               FRANKFORD          DE     19945      $116,887.45
  600055775     PECLET H SUNNY             132 BARBUDA STREET         TOMS RIVER  BER    NJ     08757       $37,455.54
  600055779     BARNES III ALFRED          6 WINDSOR ROAD             JUPITER            FL     33469       $59,908.38
  600055782     STEP RICHARD M             104 RUBY CIRCLE            BRANDON            FL     33511       $57,533.48
  600055784     MARANGOS GEORGE            4208C TOUCHTON PLACE       NEW PORT RICHEY    FL     34652       $20,428.15
  600055785     TURNER LISA G              9445 COUNTY ROAD 97        ELBERTA            AL     36530       $84,913.81
  600055791     C WOGAN EILLEEN            5940 VILLAGE TERRACE       GOLETA             CA     93117      $206,735.09
  600055801     MALZONE ANTHONY            183    SARASOTA CT         HOLMDEL            NJ     07733      $129,467.87
  600055804     KIKKENBORG SUZANNE B       202    ST MARKS AVENUE     BROOKLYN           NY     11238       $79,766.44
  600055805     BERMAN ALAN S              240    EAST 76TH STREET    NEW YORK           NY     10021       $87,817.09
  600055806     SILVERS GREGG              23711  W FALCON CREST P    VALENCIA           CA     91354      $195,183.31


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600055765     JONES BRUCE R                9.250      .250    9.000     .0500     8.950     11/01/2026
  600055768     DRAKE PAUL NEIL              8.750      .250    8.500     .0500     8.450     11/01/2026
  600055769     QUILLEN WAYNE JAMES          9.000      .250    8.750     .0500     8.700     11/01/2026
  600055774     SHIPP JR DONALD              9.625      .250    9.375     .0500     9.325     11/01/2026
  600055775     PECLET H SUNNY               8.625      .250    8.375     .0500     8.325     11/01/2026
  600055779     BARNES III ALFRED            9.375      .250    9.125     .0500     9.075     10/01/2026
  600055782     STEP RICHARD M               8.750      .250    8.500     .0500     8.450     11/01/2026
  600055784     MARANGOS GEORGE              9.125      .250    8.875     .0500     8.825     11/01/2026
  600055785     TURNER LISA G                9.375      .250    9.125     .0500     9.075     11/01/2026
  600055791     C WOGAN EILLEEN              8.250      .250    8.000     .0500     7.950     11/01/2026
  600055801     MALZONE ANTHONY              8.000      .250    7.750     .0500     7.700     07/01/2026
  600055804     KIKKENBORG SUZANNE B         8.750      .250    8.500     .0500     8.450     08/01/2026
  600055805     BERMAN ALAN S                7.875      .250    7.625     .0500     7.575     10/01/2026
  600055806     SILVERS GREGG                8.500      .250    8.250     .0500     8.200     07/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600055765     JONES BRUCE R              1581071040                   $993.80                  01/01/1997             360
  600055768     DRAKE PAUL NEIL            1585035220                   $424.82                  01/01/1997             360
  600055769     QUILLEN WAYNE JAMES        1587030181                   $659.80                  01/01/1997             360
  600055774     SHIPP JR DONALD            1587044018                   $994.49                  01/01/1997             360
  600055775     PECLET H SUNNY             1587044765                   $291.68                  01/01/1997             360
  600055779     BARNES III ALFRED          1589074155                   $499.05                  01/01/1997             360
  600055782     STEP RICHARD M             1589077335                   $453.14                  01/01/1997             360
  600055784     MARANGOS GEORGE            1590022589                   $166.39                  01/01/1997             360
  600055785     TURNER LISA G              1590023639                   $706.99                  01/01/1997             360
  600055791     C WOGAN EILLEEN            1596011949                 $1,555.13                  01/01/1997             360
  600055801     MALZONE ANTHONY            1101188447                   $953.89                  01/01/1997             360
  600055804     KIKKENBORG SUZANNE B       1111052827                   $629.37                  01/01/1997             360
  600055805     BERMAN ALAN S              1111058969                   $638.07                  01/01/1997             360
  600055806     SILVERS GREGG              1506156682                 $1,507.07                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600055765     JONES BRUCE R               .00       .00       .00       .000        .250          .300      $151,000.00    N
  600055768     DRAKE PAUL NEIL             .00       .00       .00       .000        .250          .300       $72,000.00    N
  600055769     QUILLEN WAYNE JAMES         .00       .00       .00       .000        .250          .300      $138,000.00    N
  600055774     SHIPP JR DONALD             .00       .00       .00       .000        .250          .300      $280,000.00    N
  600055775     PECLET H SUNNY              .00       .00       .00       .000        .250          .300       $50,000.00    N
  600055779     BARNES III ALFRED           .00       .00       .00       .000        .250          .300       $80,000.00    N
  600055782     STEP RICHARD M              .00       .00       .00       .000        .250          .300       $72,000.00    N
  600055784     MARANGOS GEORGE             .00       .00       .00       .000        .250          .300       $31,500.00    N
  600055785     TURNER LISA G               .00       .00       .00       .000        .250          .300      $275,000.00    N
  600055791     C WOGAN EILLEEN             .00       .00       .00       .000        .250          .300      $313,000.00    N
  600055801     MALZONE ANTHONY             .00       .00       .00       .000        .250          .300      $329,000.00    N
  600055804     KIKKENBORG SUZANNE B        .00       .00       .00       .000        .250          .300      $112,000.00    N
  600055805     BERMAN ALAN S               .00       .00       .00       .000        .250          .300      $110,000.00    N
  600055806     SILVERS GREGG               .00       .00       .00       .000        .250          .300      $245,000.00    N


                                                                   Page   30
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600055807     BROWN GERALD F             1758   FLAT ROCK ROAD      REIDSVILLE         NC     27320       $59,860.36
  600055827     HIGAONNA ALANNA S          6706 WHITESAIL STREET      CARLSBAD           CA     92009      $169,711.96
  600055830     YOUNGBLOOD ALAN D          3446 SPRINDELTREE DRIVE    GRAPEVINE          TX     76051      $113,796.63
  600055832     SLATER THOMAS F            9905 VIA NINA              SANTEE             CA     92071      $153,394.15
  600055835     JOHANNS JR ROBERT          1791 SPINNAKER DRIVE       NORTH MYRTLE BE    SC     29582      $109,632.32
  600055842     MARTIN D GREGORY           1304 MARILYN AVENUE        EPHRATA            PA     15221       $96,803.42
  600056054     NABERS                     216 MECCA DRIVE            HOLLYWOOD PARK     TX     78232      $167,598.95
  600056056     GOMEZ                      5337 NW 118TH AVENUE       CORAL SPRINGS      FL     33076      $159,113.04
  600056058     TAYLOR                     11011 COUNTRY CLUB DR      ANDERSON           WA     98303      $124,419.48
  600056059     BOUDAGH                    41405 SPICEMILL            STERLING HTS       MI     48314      $119,629.49
  600056061     CAIN                       1301 N DOWNEY              INDIANAPOLIS       IN     46219       $64,660.96
  600056063     NELSON                     1620 FOREST DRIVE          GLENVIEW           IL     60025       $99,794.26
  600056064     EGGELTON                   22104 MAXINE ROAD          SAINT CLAIR SHO    MI     48080       $61,067.48
  600056065     SCHROEDE                   705 WILDERNESS RIDGE DR    DOUGLAS            MI     49406      $174,448.31


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600055807     BROWN GERALD F               8.750      .250    8.500     .0500     8.450     09/01/2026
  600055827     HIGAONNA ALANNA S            8.875      .250    8.625     .0500     8.575     10/01/2026
  600055830     YOUNGBLOOD ALAN D            8.625      .250    8.375     .0500     8.325     10/01/2026
  600055832     SLATER THOMAS F              8.500      .250    8.250     .0500     8.200     11/01/2026
  600055835     JOHANNS JR ROBERT            9.375      .250    9.125     .0500     9.075     10/01/2026
  600055842     MARTIN D GREGORY             8.000      .250    7.750     .0500     7.700     10/01/2026
  600056054     NABERS                       8.625      .250    8.375     .0500     8.325     09/01/2026
  600056056     GOMEZ                        9.000      .250    8.750     .0500     8.700     12/01/2026
  600056058     TAYLOR                       9.625      .250    9.375     .0500     9.325     10/01/2026
  600056059     BOUDAGH                      9.500      .250    9.250     .0500     9.200     11/01/2026
  600056061     CAIN                         8.750      .250    8.500     .0500     8.450     10/01/2026
  600056063     NELSON                       9.000      .250    8.750     .0500     8.700     11/01/2026
  600056064     EGGELTON                     9.125      .250    8.875     .0500     8.825     12/01/2026
  600056065     SCHROEDE                     8.750      .250    8.500     .0500     8.450     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600055807     BROWN GERALD F             1577046764                   $472.03                  01/01/1997             360
  600055827     HIGAONNA ALANNA S          1562166649                 $1,352.60                  01/01/1997             360
  600055830     YOUNGBLOOD ALAN D          1563134794                   $886.68                  01/01/1997             360
  600055832     SLATER THOMAS F            1567170326                 $1,181.06                  01/01/1997             360
  600055835     JOHANNS JR ROBERT          1577039521                   $913.27                  01/01/1997             360
  600055842     MARTIN D GREGORY           1581063360                   $711.76                  01/01/1997             360
  600056054     NABERS                     0895113                    $1,306.69                  01/01/1997             360
  600056056     GOMEZ                      0896649                    $1,280.96                  01/01/1997             360
  600056058     TAYLOR                     0897693                    $1,059.09                  01/01/1997             360
  600056059     BOUDAGH                    0897724                    $1,009.03                  01/01/1997             360
  600056061     CAIN                       0899420                      $510.18                  01/01/1997             360
  600056063     NELSON                     0899452                      $804.62                  01/01/1997             360
  600056064     EGGELTON                   0899511                      $497.13                  01/01/1997             360
  600056065     SCHROEDE                   0899931                    $1,373.97                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600055807     BROWN GERALD F              .00       .00       .00       .000        .250          .300       $75,000.00    N
  600055827     HIGAONNA ALANNA S           .00       .00       .00       .000        .250          .300      $260,000.00    N
  600055830     YOUNGBLOOD ALAN D           .00       .00       .00       .000        .250          .300      $152,000.00    N
  600055832     SLATER THOMAS F             .00       .00       .00       .000        .250          .300      $192,000.00    N
  600055835     JOHANNS JR ROBERT           .00       .00       .00       .000        .250          .300      $156,900.00    N
  600055842     MARTIN D GREGORY            .00       .00       .00       .000        .250          .300      $134,750.00    N
  600056054     NABERS                                                                                        $210,000.00    N
  600056056     GOMEZ                                                                                         $199,043.00    N
  600056058     TAYLOR                                                                                        $178,800.00    N
  600056059     BOUDAGH                                                                                       $160,000.00    N
  600056061     CAIN                                                                                           $86,500.00    N
  600056063     NELSON                                                                                        $222,000.00    N
  600056064     EGGELTON                                                                                       $97,000.00    N
  600056065     SCHROEDE                                                                                      $249,500.00    N


                                                                   Page   31
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600056066     MORALES                    115 ALDERWOOD DRIVE        KISSIMMEE          FL     34743       $35,979.20
  600056069     ROTONDI                    661 BISHOPS GATE           NEW LENOX          IL     60451      $102,825.49
  600056070     PENA                       14330 SOUTHWEST 23RD STRE  MIAMI              FL     33175       $99,335.72
  600056074     MARCHESI                   56316 SAGE ROAD            NEW CARLISLE       IN     46552       $70,128.82
  600056075     WILLIAMS                   11 ROCKGATE LANE           GLENCOE            IL     60022      $599,128.72
  600056076     MAZZULLA                   123 IRIS ROAD              DARIEN             MI     60561       $78,839.36
  600056078     COLEMAN                    14691 24 MILE ROAD         UTICA              MI     48315      $207,794.57
  600056079     NWAZOTA                    1751 CAMBRIDGE AVENUE      FLOSSMOOR          IL     60422      $199,780.68
  600056080     ALLEN                      27635 ROMINE               HURON TOWNSHIP     MI     48164      $116,040.32
  600056081     JACOB                      6842 CONCORD ROAD          ALEXANDRIA         OH     43001      $102,884.09
  600056082     ORAKCI                     822 GARFIELD AVENUE        AURORA             IL     60505      $179,812.64
  600056086     JENTGEN                    2770 BRISTOL ROAD          UPPER ARLINGTON    OH     43221       $91,404.76
  600056087     FRANK                      3 S313 CURTIS AVENUE       WARRENVILLE        IL     60555      $132,854.16
  600056088     GREEN                      747 HARVARD STREET         ENGLEWOOD          FL     34223       $41,356.69


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600056066     MORALES                      8.750      .250    8.500     .0500     8.450     12/01/2026
  600056069     ROTONDI                      8.875      .250    8.625     .0500     8.575     10/01/2026
  600056070     PENA                         9.000      .250    8.750     .0500     8.700     10/01/2026
  600056074     MARCHESI                     9.375      .250    9.125     .0500     9.075     11/01/2026
  600056075     WILLIAMS                     7.625      .250    7.375     .0500     7.325     11/01/2026
  600056076     MAZZULLA                     8.875      .250    8.625     .0500     8.575     11/01/2026
  600056078     COLEMAN                      9.500      .250    9.250     .0500     9.200     11/01/2026
  600056079     NWAZOTA                      9.000      .250    8.750     .0500     8.700     11/01/2026
  600056080     ALLEN                        9.875      .250    9.625     .0500     9.575     10/01/2026
  600056081     JACOB                        8.875      .250    8.625     .0500     8.575     11/01/2026
  600056082     ORAKCI                       9.250      .250    9.000     .0500     8.950     11/01/2026
  600056086     JENTGEN                      9.250      .250    9.000     .0500     8.950     11/01/2026
  600056087     FRANK                        9.000      .250    8.750     .0500     8.700     11/01/2026
  600056088     GREEN                        9.250      .250    9.000     .0500     8.950     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600056066     MORALES                    0900059                      $283.22                  01/01/1997             360
  600056069     ROTONDI                    0900292                      $819.51                  01/01/1997             360
  600056070     PENA                       0900451                      $800.60                  01/01/1997             360
  600056074     MARCHESI                   0900679                      $583.89                  01/01/1997             360
  600056075     WILLIAMS                   0900733                    $4,246.76                  01/01/1997             360
  600056076     MAZZULLA                   0900972                      $630.95                  01/01/1997             360
  600056078     COLEMAN                    0901115                    $1,748.98                  01/01/1997             360
  600056079     NWAZOTA                    0901147                    $1,609.25                  01/01/1997             360
  600056080     ALLEN                      0901197                    $1,009.02                  01/01/1997             360
  600056081     JACOB                      0901207                      $819.51                  01/01/1997             360
  600056082     ORAKCI                     0901288                    $1,480.82                  01/01/1997             360
  600056086     JENTGEN                    0901347                      $752.75                  01/01/1997             360
  600056087     FRANK                      0901376                    $1,070.15                  01/01/1997             360
  600056088     GREEN                      0901401                      $342.24                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600056066     MORALES                                                                                        $56,000.00    N
  600056069     ROTONDI                                                                                       $200,000.00    N
  600056070     PENA                                                                                          $132,687.00    N
  600056074     MARCHESI                                                                                      $110,000.00    N
  600056075     WILLIAMS                                                                                    $1,300,000.00    N
  600056076     MAZZULLA                                                                                      $122,000.00    N
  600056078     COLEMAN                                                                                       $260,000.00    N
  600056079     NWAZOTA                                                                                       $270,000.00    N
  600056080     ALLEN                                                                                         $166,000.00    N
  600056081     JACOB                                                                                         $178,000.00    N
  600056082     ORAKCI                                                                                        $245,000.00    N
  600056086     JENTGEN                                                                                       $122,000.00    N
  600056087     FRANK                                                                                         $167,000.00    N
  600056088     GREEN                                                                                          $52,000.00    N


                                                                   Page   32
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600056089     CHAPMAN                    9125 EAST BELLA VISTA COU  FLORAL CITY        FL     34436      $144,845.08
  600056093     OLSON                      3816 SUNNYDALE LANE SE     ROCHESTER          MN     55904       $59,086.82
  600056095     GAUER                      419 JOHNSON AVE            CUYAHOGA FALLS     OH     44221       $62,929.10
  600056096     FISHER                     987 HAMPTON RIDGE          AKRON              OH     44313       $92,508.54
  600056097     HUNTER                     75 OAK STREET              DELAWARE           OH     43015       $44,954.36
  600056098     ERICKSON                   749 NORTH VAN BUREN STRE   BATAVIA            IL     60510      $104,135.69
  600056099     MEDINA                     118 S STEWART ST           LOMBART            IL     60148       $88,451.66
  600056100     CRABTREE                   4267 WINDERGATE DRIVE      JACKSONVILLE       FL     32257       $38,855.43
  600056101     ROSEN                      14881 SW 70TH PLACE        DAVIE              FL     33331      $113,678.42
  600056103     JOSEPH                     825 CRESTVIEW CIRCLE       FORT LAUDERDALE    FL     33327      $173,959.04
  600056104     DIMAIO                     9351 NORTHWEST 26TH STREE  SUNRISE            FL     33322       $55,747.72
  600056105     MEDINA                     422 424 ROSLAND DRIVE      KISSIMMEE          FL     34741       $48,690.04
  600056106     HERRERA                    6036 FILLMORE STREET       HOLLYWOOD          FL     33023       $50,948.88
  600056107     ALLWEISS                   6952 SW 148 LANE           DAVIE              FL     33324       $90,292.86


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600056089     CHAPMAN                      9.125      .250    8.875     .0500     8.825     11/01/2026
  600056093     OLSON                        9.125      .250    8.875     .0500     8.825     11/01/2026
  600056095     GAUER                        8.875      .250    8.625     .0500     8.575     11/01/2026
  600056096     FISHER                       9.500      .250    9.250     .0500     9.200     11/01/2026
  600056097     HUNTER                       9.375      .250    9.125     .0500     9.075     11/01/2026
  600056098     ERICKSON                     9.000      .250    8.750     .0500     8.700     11/01/2026
  600056099     MEDINA                       9.000      .250    8.750     .0500     8.700     12/01/2026
  600056100     CRABTREE                     9.000      .250    8.750     .0500     8.700     11/01/2026
  600056101     ROSEN                        9.125      .250    8.875     .0500     8.825     11/01/2026
  600056103     JOSEPH                       9.000      .250    8.750     .0500     8.700     11/01/2026
  600056104     DIMAIO                       9.750      .250    9.500     .0500     9.450     11/01/2026
  600056105     MEDINA                       8.500      .250    8.250     .0500     8.200     11/01/2026
  600056106     HERRERA                      9.500      .250    9.250     .0500     9.200     11/01/2026
  600056107     ALLWEISS                     8.625      .250    8.375     .0500     8.325     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600056089     CHAPMAN                    0901439                    $1,179.77                  01/01/1997             360
  600056093     OLSON                      0902125                      $481.26                  01/01/1997             360
  600056095     GAUER                      0902152                      $501.26                  01/01/1997             360
  600056096     FISHER                     0902162                      $778.63                  01/01/1997             360
  600056097     HUNTER                     0902248                      $374.29                  01/01/1997             360
  600056098     ERICKSON                   0902285                      $838.82                  01/01/1997             360
  600056099     MEDINA                     0902288                      $712.09                  01/01/1997             360
  600056100     CRABTREE                   0902306                      $313.00                  01/01/1997             360
  600056101     ROSEN                      0902309                      $925.91                  01/01/1997             360
  600056103     JOSEPH                     0902368                    $1,401.25                  01/01/1997             360
  600056104     DIMAIO                     0902380                      $479.41                  01/01/1997             360
  600056105     MEDINA                     0902409                      $374.85                  01/01/1997             360
  600056106     HERRERA                    0902442                      $428.84                  01/01/1997             360
  600056107     ALLWEISS                   0902458                      $703.13                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600056089     CHAPMAN                                                                                       $236,000.00    N
  600056093     OLSON                                                                                          $78,900.00    N
  600056095     GAUER                                                                                          $92,000.00    N
  600056096     FISHER                                                                                        $123,500.00    N
  600056097     HUNTER                                                                                         $63,000.00    N
  600056098     ERICKSON                                                                                      $139,000.00    N
  600056099     MEDINA                                                                                        $150,000.00    N
  600056100     CRABTREE                                                                                       $51,900.00    N
  600056101     ROSEN                                                                                         $142,255.00    N
  600056103     JOSEPH                                                                                        $233,972.00    N
  600056104     DIMAIO                                                                                         $93,000.00    N
  600056105     MEDINA                                                                                         $75,000.00    N
  600056106     HERRERA                                                                                        $68,000.00    N
  600056107     ALLWEISS                                                                                      $113,000.00    N


                                                                 Page   33
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:     1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600056108     WILSON                     340 GULF OF MEXICO DRIVE   LONGBOAT KEY       FL     34228      $324,594.57
  600056109     VOGELSAN                   554 ROUNDTREE NE           ADA                MI     49301      $245,843.13
  600056111     MC KEE                     506 WHEATON                KALAMAZOO          MI     49008       $74,896.44
  600056113     GEORGE                     28024 GREENING             FARMINGTON         MI     48334      $107,433.43
  600056114     FISHER                     2660 NOTTINGHAM ROAD       COLUMBUS           OH     43221       $96,899.03
  600056115     CRISSIP                    2110 BEACH DRIVE           FOX RIVER GROVE    IL     60021       $70,426.62
  600056116     DHURIA                     14276 QUINCE ST NW         ANDOVER            MN     55304      $148,009.77
  600056117     ALBURY                     1031 PLACETAS AVENUE       PORT ST LUCIE      FL     34953       $65,529.90
  600056120     GARCIA                     1101 WOODBURY LANE         WHEELING           IL     60090       $74,826.03
  600056121     REYES                      4757 NW 114TH DRIVE        CORAL SPRINGS      FL     33076       $75,892.11
  600056122     CHORLEY                    604 FRANCES STREET         KEY WEST           FL     33040      $199,884.93
  600056123     CODERRE                    8422 INDIAN WELLS COURT    ORLANDO            FL     32819       $84,664.30
  600056124     SOUSA                      5151 HARKLEY RUNYAN ROAD   ST CLOUD           FL     34770      $206,734.38
  600056125     SKVERSKY                   1511 GULF OF MEXICO DRIVE  LONGBOAT KEY       FL     34228      $299,625.76


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600056108     WILSON                       8.375      .250    8.125     .0500     8.075     11/01/2026
  600056109     VOGELSAN                     8.250      .250    8.000     .0500     7.950     12/01/2026
  600056111     MC KEE                       7.875      .250    7.625     .0500     7.575     11/01/2026
  600056113     GEORGE                       9.125      .250    8.875     .0500     8.825     11/01/2026
  600056114     FISHER                       9.250      .250    9.000     .0500     8.950     11/01/2026
  600056115     CRISSIP                      9.250      .250    9.000     .0500     8.950     11/01/2026
  600056116     DHURIA                       9.500      .250    9.250     .0500     9.200     10/01/2026
  600056117     ALBURY                       9.125      .250    8.875     .0500     8.825     11/01/2026
  600056120     GARCIA                       9.500      .250    9.250     .0500     9.200     11/01/2026
  600056121     REYES                        8.625      .250    8.375     .0500     8.325     11/01/2026
  600056122     CHORLEY                      8.750      .250    8.500     .0500     8.450     12/01/2026
  600056123     CODERRE                      9.500      .250    9.250     .0500     9.200     11/01/2026
  600056124     SOUSA                        8.250      .250    8.000     .0500     7.950     11/01/2026
  600056125     SKVERSKY                     8.375      .250    8.125     .0500     8.075     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600056108     WILSON                     0902473                    $2,470.24                  01/01/1997             360
  600056109     VOGELSAN                   0902582                    $1,848.12                  01/01/1997             360
  600056111     MC KEE                     0902811                      $543.80                  01/01/1997             360
  600056113     GEORGE                     0902971                      $878.73                  01/01/1997             360
  600056114     FISHER                     0902972                      $798.00                  01/01/1997             360
  600056115     CRISSIP                    0903010                      $579.99                  01/01/1997             360
  600056116     DHURIA                     0903041                    $1,269.69                  01/01/1997             360
  600056117     ALBURY                     0903075                      $533.75                  01/01/1997             360
  600056120     GARCIA                     0903183                      $629.80                  01/01/1997             360
  600056121     REYES                      0903207                      $591.12                  01/01/1997             360
  600056122     CHORLEY                    0903221                    $1,573.40                  01/01/1997             360
  600056123     CODERRE                    0903239                      $712.63                  01/01/1997             360
  600056124     SOUSA                      0903244                    $1,555.13         2        01/01/1997             360
  600056125     SKVERSKY                   0903249                    $2,280.22                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600056108     WILSON                                                                                        $625,000.00    N
  600056109     VOGELSAN                                                                                      $310,000.00    N
  600056111     MC KEE                                                                                        $100,000.00    N
  600056113     GEORGE                                                                                        $135,000.00    N
  600056114     FISHER                                                                                        $125,000.00    N
  600056115     CRISSIP                                                                                       $175,000.00    N
  600056116     DHURIA                                                                                        $218,750.00    N
  600056117     ALBURY                                                                                         $82,000.00    N
  600056120     GARCIA                                                                                        $107,000.00    N
  600056121     REYES                                                                                         $146,000.00    N
  600056122     CHORLEY                                                                                       $290,000.00    N
  600056123     CODERRE                                                                                       $113,000.00    N
  600056124     SOUSA                                                                                         $230,000.00    N
  600056125     SKVERSKY                                                                                      $507,500.00    N


                                                                   Page   34
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:     1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600056126     PICCIURR                   5106 NORTH BRANCH AVENUE   TAMPA              FL     33603      $127,146.48
  600056127     MC DONNE                   2216 BAHIA VISTA STREET,   SARASOTA           FL     34239       $46,473.24
  600056128     ALLEN                      2224 WILLOW TREE DRIVE     SARASOTA           FL     34231       $68,724.56
  600056129     KIDDER                     6890 CHEROKEE AVENUE       FORT MYERS         FL     33905       $93,887.73
  600056130     MOHAMMED                   213 WEST WELLINGTON DRIV   PALATINE           IL     60067      $253,846.13
  600056131     SENES                      193 WILCOX                 BARLETT            IL     60103      $221,262.39
  600056133     NUCKOLS                    2129 PARK AVENUE           RICHMOND           VA     23220      $114,987.16
  600056134     DIEP                       856 QUEENSWAY              CANTON             MI     48188      $117,467.65
  600056136     GAULT                      3475 LINDSTROM DR          COLUMBUS           OH     43228      $104,787.91
  600056138     GRAY                       28491 N IVY LANE           LIBERTYVILLE       IL     60048      $241,449.84
  600056139     SHAFFER                    1891 FISHINGER ROAD        UPPER ARLINGTON    OH     43221       $65,565.99
  600056140     ANDERS                     6439 FLINT ROCK DRIVE      SAN ANTONIO        TX     78238       $43,974.68
  600056142     SHONEBAR                   368 LYTTON WAY             GAHANNA            OH     43230       $81,306.00
  600056144     MORSE                      4250 N MARINE              CHICAGO            IL     60613       $33,731.08


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600056126     PICCIURR                     8.625      .250    8.375     .0500     8.325     11/01/2026
  600056127     MC DONNE                     8.750      .250    8.500     .0500     8.450     12/01/2026
  600056128     ALLEN                        9.000      .250    8.750     .0500     8.700     11/01/2026
  600056129     KIDDER                       8.625      .250    8.375     .0500     8.325     11/01/2026
  600056130     MOHAMMED                     8.500      .250    8.250     .0500     8.200     12/01/2026
  600056131     SENES                        8.375      .250    8.125     .0500     8.075     12/01/2026
  600056133     NUCKOLS                      9.000      .250    8.750     .0500     8.700     12/01/2026
  600056134     DIEP                         8.875      .250    8.625     .0500     8.575     11/01/2026
  600056136     GAULT                        9.125      .250    8.875     .0500     8.825     11/01/2026
  600056138     GRAY                         8.375      .250    8.125     .0500     8.075     12/01/2026
  600056139     SHAFFER                      9.250      .250    9.000     .0500     8.950     12/01/2026
  600056140     ANDERS                       8.750      .250    8.500     .0500     8.450     12/01/2026
  600056142     SHONEBAR                     8.750      .250    8.500     .0500     8.450     11/01/2026
  600056144     MORSE                        8.875      .250    8.625     .0500     8.575     12/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600056126     PICCIURR                   0903262                      $991.69                  01/01/1997             360
  600056127     MC DONNE                   0903312                      $365.82                  01/01/1997             360
  600056128     ALLEN                      0903343                      $553.58                  01/01/1997             360
  600056129     KIDDER                     0903370                      $731.12                  01/01/1997             360
  600056130     MOHAMMED                   0903428                    $1,953.04                  01/01/1997             360
  600056131     SENES                      0903439                    $1,682.80         2        01/01/1997             360
  600056133     NUCKOLS                    0903544                      $925.72                  01/01/1997             360
  600056134     DIEP                       0903547                      $935.68                  01/01/1997             360
  600056136     GAULT                      0903565                      $853.51                  01/01/1997             360
  600056138     GRAY                       0903616                    $1,836.33                  01/01/1997             360
  600056139     SHAFFER                    0903649                      $539.68                  01/01/1997             360
  600056140     ANDERS                     0903717                      $346.15                  01/01/1997             360
  600056142     SHONEBAR                   0904544                      $640.37                  01/01/1997             360
  600056144     MORSE                      0904666                      $268.53                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600056126     PICCIURR                                                                                      $170,000.00    N
  600056127     MC DONNE                                                                                       $62,000.00    N
  600056128     ALLEN                                                                                          $86,000.00    N
  600056129     KIDDER                                                                                        $117,500.00    N
  600056130     MOHAMMED                                                                                      $318,000.00    N
  600056131     SENES                                                                                         $246,000.00    N
  600056133     NUCKOLS                                                                                       $177,000.00    N
  600056134     DIEP                                                                                          $147,000.00    N
  600056136     GAULT                                                                                         $139,900.00    N
  600056138     GRAY                                                                                          $302,000.00    N
  600056139     SHAFFER                                                                                        $82,100.00    N
  600056140     ANDERS                                                                                         $68,000.00    N
  600056142     SHONEBAR                                                                                      $121,000.00    N
  600056144     MORSE                                                                                          $45,000.00    N


                                                                  Page   35
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:     1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600056145     GOLUB                      2106 SHERIDAN RD           BUFFALO            IL     60089      $305,799.84
  600056146     HARMS                      20625 DEVONSHIRE AVE       FARMINGTON         MN     55024      $254,713.04
  600056148     STEWART                    54596 BURLINGTON           SHELBY             MI     48315      $183,302.40
  600056150     WREN                       129 LEHANE TERRACE         NORTH PALM BEAC    FL     33408       $59,464.87
  600056152     HAWES SR                   1558 SALEM AVENUE          AKRON              OH     44306       $55,186.19
  600056154     CLARK                      14290 W BURTON COURT       GREEN OAKS         IL     60048      $314,799.14
  600056155     SCHULTZ                    3454 149TH AVENUE NE       HAM LAKE           MN     55304      $140,920.95
  600056156     NUCKOLS                    106 N ROWLAND STREET       RICHMOND           VA     23220       $71,355.62
  600056158     FUNK                       6115 SE RIVERSIDE DRIVE    VANCOUVER          WA     98661      $239,700.62
  600056159     ABING                      1509 ALLYSON COURT         BREA               CA     92621      $260,598.65
  600056160     MC DERMO                   220 THE TOLEDO             LONG BEACH         CA     90803      $331,575.12
  600056163     HIDALGO                    20110 ENTRADERO AVENUE     TORRANCE           CA     90503      $220,238.69
  600056164     MCCORMAC                   10 HUMBOLT STREET          SIMI VALLEY        CA     93065      $294,572.55
  600056165     FULLMER                    21 WEST 600 SOUTH          JEROME             ID     83338      $119,461.88


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600056145     GOLUB                        8.125      .250    7.875     .0500     7.825     12/01/2026
  600056146     HARMS                        8.875      .250    8.625     .0500     8.575     11/01/2026
  600056148     STEWART                      9.125      .250    8.875     .0500     8.825     12/01/2026
  600056150     WREN                         8.625      .250    8.375     .0500     8.325     12/01/2026
  600056152     HAWES SR                     8.750      .250    8.500     .0500     8.450     11/01/2026
  600056154     CLARK                        8.250      .250    8.000     .0500     7.950     12/01/2026
  600056155     SCHULTZ                      8.875      .250    8.625     .0500     8.575     12/01/2026
  600056156     NUCKOLS                      8.375      .250    8.125     .0500     8.075     12/01/2026
  600056158     FUNK                         8.375      .250    8.125     .0500     8.075     11/01/2026
  600056159     ABING                        8.000      .250    7.750     .0500     7.700     11/01/2026
  600056160     MC DERMO                     8.250      .250    8.000     .0500     7.950     11/01/2026
  600056163     HIDALGO                      8.625      .250    8.375     .0500     8.325     11/01/2026
  600056164     MCCORMAC                     8.250      .250    8.000     .0500     7.950     11/01/2026
  600056165     FULLMER                      8.750      .250    8.500     .0500     8.450     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600056145     GOLUB                      0904722                    $2,272.04                  01/01/1997             360
  600056146     HARMS                      0904727                    $2,028.89                  01/01/1997             360
  600056148     STEWART                    0904789                    $1,492.20                  01/01/1997             360
  600056150     WREN                       0905174                      $462.79                  01/01/1997             360
  600056152     HAWES SR                   0905466                      $434.65                  01/01/1997             360
  600056154     CLARK                      0905600                    $2,366.49                  01/01/1997             360
  600056155     SCHULTZ                    0905697                    $1,121.86                  01/01/1997             360
  600056156     NUCKOLS                    0906149                      $542.69                  01/01/1997             360
  600056158     FUNK                       6273710                    $1,824.17                  01/01/1997             360
  600056159     ABING                      6277334                    $1,914.76         7        01/01/1997             360
  600056160     MC DERMO                   6294103                    $2,494.21                  01/01/1997             360
  600056163     HIDALGO                    6296305                    $1,715.03         7        01/01/1997             360
  600056164     MCCORMAC                   6296361                    $2,215.86        12        01/01/1997             360
  600056165     FULLMER                    7000135                      $940.89                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600056145     GOLUB                                                                                         $408,800.00    N
  600056146     HARMS                                                                                         $355,000.00    N
  600056148     STEWART                                                                                       $270,000.00    N
  600056150     WREN                                                                                           $85,000.00    N
  600056152     HAWES SR                                                                                       $85,000.00    N
  600056154     CLARK                                                                                         $430,000.00    N
  600056155     SCHULTZ                                                                                       $188,000.00    N
  600056156     NUCKOLS                                                                                       $119,000.00    N
  600056158     FUNK                                                                                          $412,000.00    N
  600056159     ABING                                                                                         $289,990.00    N
  600056160     MC DERMO                                                                                      $415,000.00    N
  600056163     HIDALGO                                                                                       $245,000.00    N
  600056164     MCCORMAC                                                                                      $347,000.00    N
  600056165     FULLMER                                                                                       $149,500.00    N


                                                                  Page   36
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:     1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600056166     TREJO                      413 C. KINGS RD            NAMPA              ID     83687      $104,881.83
  600056167     ANTOS                      8521 COPPER MINE AVENUE    LAS VEGAS          NV     89129      $217,767.10
  600056168     KUNZ                       290 PIONEER ROAD           SODA SPRINGS       ID     83276       $59,932.47
  600056169     VERZANI                    6655 WEST PEBBLE ROAD      LAS VEGAS          NV     89139       $90,897.58
  600056170     BIRD                       8721 PRAIRIE HILL DRIVE    LAS VEGAS          NV     89134       $59,903.48
  600056172     BENNETT                    2035 E WARM SPRINGS ROAD   LAS VEGAS          NV     89119       $65,125.77
  600056173     LYNCH                      2364 MOORPARK WAY          LAS VEGAS          NV     89014       $93,500.00
  600056174     STRINGHA                   462 NORTH CARRIAGE LANE    KAYSVILLE          UT     84037      $132,850.32
  600056175     GARRITY                    1562 HARWOOD AVENUE        HENDERSON          NV     89012      $116,684.54
  600056177     SONDRUP                    2702 WEST 4200 SOUTH       ROY                UT     84067       $76,841.16
  600056179     WINK                       97 EAGLE BEND DRIVE        BIGFORK            MT     59911      $299,653.54
  600056181     CROSHAW                    6325 NORTH 2400 WEST       AMALGA             UT     84335       $90,900.21
  600056182     BLUE                       13732 SOUTH TOM SHOEMAKER  DRAPER             UT     84020      $254,405.85
  600056319     MOPSIK, EUGENE H           230    MONROE STREET       PHILADELPHIA       PA     19147      $181,839.63


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600056166     TREJO                        8.875      .250    8.625     .0500     8.575     11/01/2026
  600056167     ANTOS                        9.125      .250    8.875     .0500     8.825     11/01/2026
  600056168     KUNZ                         8.875      .250    8.625     .0500     8.575     11/01/2026
  600056169     VERZANI                      8.875      .250    8.625     .0500     8.575     11/01/2026
  600056170     BIRD                         9.125      .250    8.875     .0500     8.825     10/01/2026
  600056172     BENNETT                      8.875      .250    8.625     .0500     8.575     11/01/2026
  600056173     LYNCH                        9.125      .250    8.875     .0500     8.825     11/01/2026
  600056174     STRINGHA                     8.875      .250    8.625     .0500     8.575     11/01/2026
  600056175     GARRITY                      8.875      .250    8.625     .0500     8.575     12/01/2026
  600056177     SONDRUP                      8.750      .250    8.500     .0500     8.450     11/01/2026
  600056179     WINK                         8.750      .250    8.500     .0500     8.450     11/01/2026
  600056181     CROSHAW                      9.000      .250    8.750     .0500     8.700     11/01/2026
  600056182     BLUE                         8.750      .250    8.500     .0500     8.450     11/01/2026
  600056319     MOPSIK, EUGENE H             8.500      .250    8.250     .0500     8.200     08/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600056166     TREJO                      7100732                      $835.43                  01/01/1997             360
  600056167     ANTOS                      7114720                    $1,773.72         1        01/01/1997             360
  600056168     KUNZ                       7157629                      $477.39                  01/01/1997             360
  600056169     VERZANI                    7158320                      $724.04                  01/01/1997             360
  600056170     BIRD                       7177020                      $488.18                  01/01/1997             360
  600056172     BENNETT                    7197420                      $519.56                  01/01/1997             360
  600056173     LYNCH                      7199220                      $761.56                  01/01/1997             360
  600056174     STRINGHA                   7204011                    $1,058.21                  01/01/1997             360
  600056175     GARRITY                    7207920                      $928.92                  01/01/1997             360
  600056177     SONDRUP                    7209711                      $605.21                  01/01/1997             360
  600056179     WINK                       7230524                    $2,360.10                  01/01/1997             360
  600056181     CROSHAW                    7267223                      $732.21                  01/01/1997             360
  600056182     BLUE                       7395310                    $2,003.73         7        01/01/1997             360
  600056319     MOPSIK, EUGENE H           1587039040                 $1,402.50                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600056166     TREJO                                                                                         $140,000.00    N
  600056167     ANTOS                                                                                         $229,513.00    N
  600056168     KUNZ                                                                                          $103,000.00    N
  600056169     VERZANI                                                                                       $140,000.00    N
  600056170     BIRD                                                                                          $100,300.00    N
  600056172     BENNETT                                                                                       $115,300.00    N
  600056173     LYNCH                                                                                         $117,000.00    N
  600056174     STRINGHA                                                                                      $256,400.00    N
  600056175     GARRITY                                                                                       $145,945.00    N
  600056177     SONDRUP                                                                                       $109,900.00    N
  600056179     WINK                                                                                          $540,000.00    N
  600056181     CROSHAW                                                                                       $130,000.00    N
  600056182     BLUE                                                                                          $295,000.00    N
  600056319     MOPSIK, EUGENE H            .00       .00       .00       .000        .250          .300      $228,000.00    N


                                                                   Page   37
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:     1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600056321     MARTINEZ JOSE N            8284 BLOOMFIELD AVENUE     PATERSON           NJ     07509      $107,610.45
  600056322     WU                         6634  ABBOTTSWOOD DR       RANCHO PALO        CA     90274      $306,296.00
  600056323     MUNDY III                  28218  STANLEY CT          SANTA CLARI        CA     91351      $217,919.49
  600056324     ROMAN                      2805  BUCKINGHAM WAY       CORONA             CA     91719      $188,429.08
  600056325     BARRY                      12  GRENADA CT             MANHATTAN B        CA     90266      $257,863.78
  600056326     PILOVETZKY                 1739  GLENWOOD RD          GLENDALE           CA     91201      $235,021.91
  600056327     MASTERS                    13645  RUNNING SPGS DR     CHINO              CA     91709      $205,499.50
  600056328     RIVERA KKM                 17264  COMMST              NORTHRIDGE         CA     91325      $272,557.36
  600056329     YAO                        36  SAGECANYON ROAD        POMONA             CA     91766      $204,666.29
  600056330     GERLACH                    2401  VAIL AVE             REDONDO BEA        CA     90278      $323,444.66
  600056331     CONNOLLY                   1916  - A PULLMAN LAN      REDONDO BCH        CA     90278      $274,769.38
  600056332     SKAGGS                     161  WILLEY ST             OJAI               CA     93023      $204,890.80
  600056333     MC GRADE                   225  CEDAR DRIVE           COUINA             CA     91722      $266,107.92
  600056334     KAJIKAMI                   5409  MARY JO WAY          SAN JOSE           CA     95124      $201,185.37


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600056321     MARTINEZ JOSE N              8.625      .250    8.375     .0500     8.325     07/01/2026
  600056322     WU                           9.625      .250    9.375     .0500     9.325     11/01/2021
  600056323     MUNDY III                    9.375      .250    9.125     .0500     9.075     11/01/2021
  600056324     ROMAN                        8.125      .250    7.875     .0500     7.825     01/01/2021
  600056325     BARRY                        8.000      .250    7.750     .0500     7.700     02/01/2021
  600056326     PILOVETZKY                   9.625      .250    9.375     .0500     9.325     06/01/2021
  600056327     MASTERS                      8.500      .250    8.250     .0500     8.200     10/01/2021
  600056328     RIVERA KKM                   9.500      .250    9.250     .0500     9.200     10/01/2021
  600056329     YAO                          7.750      .250    7.500     .0500     7.450     03/01/2021
  600056330     GERLACH                      8.625      .250    8.375     .0500     8.325     04/01/2021
  600056331     CONNOLLY                     8.500      .250    8.250     .0500     8.200     03/01/2021
  600056332     SKAGGS                       7.750      .250    7.500     .0500     7.450     04/01/2021
  600056333     MC GRADE                     8.625      .250    8.375     .0500     8.325     04/01/2021
  600056334     KAJIKAMI                     7.625      .250    7.375     .0500     7.325     04/01/2021


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600056321     MARTINEZ JOSE N            1587035119                   $840.02                  01/01/1997             360
  600056322     WU                         0196843                    $2,707.13                  01/01/1997             300
  600056323     MUNDY III                  0196846                    $1,888.35        12        01/01/1997             300
  600056324     ROMAN                      0196946                    $1,489.08         7        01/01/1997             300
  600056325     BARRY                      0196950                    $2,014.33                  01/01/1997             300
  600056326     PILOVETZKY                 0196993                    $2,085.85                  01/01/1997             300
  600056327     MASTERS                    0197139                    $1,659.84        12        01/01/1997             300
  600056328     RIVERA KKM                 0197398                    $2,387.25                  01/01/1997             300
  600056329     YAO                        0197725                    $1,563.53         2        01/01/1997             300
  600056330     GERLACH                    0197749                    $2,655.11                  01/01/1997             300
  600056331     CONNOLLY                   0197760                    $2,234.87                  01/01/1997             300
  600056332     SKAGGS                     0197769                    $1,563.41         2        01/01/1997             300
  600056333     MC GRADE                   0197830                    $2,184.44                  01/01/1997             300
  600056334     KAJIKAMI                   0197963                    $1,518.80         2        01/01/1997             300


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600056321     MARTINEZ JOSE N             .00       .00       .00       .000        .250          .300      $135,000.00    N
  600056322     WU                          .00       .00       .00                                           $435,000.00    N
  600056323     MUNDY III                   .00       .00       .00                                           $253,000.00    N
  600056324     ROMAN                       .00       .00       .00                                           $220,000.00    N
  600056325     BARRY                       .00       .00       .00                                           $339,000.00    N
  600056326     PILOVETZKY                  .00       .00       .00                                           $330,000.00    N
  600056327     MASTERS                     .00       .00       .00                                           $245,000.00    N
  600056328     RIVERA KKM                  .00       .00       .00                                           $380,000.00    N
  600056329     YAO                         .00       .00       .00                                           $245,000.00    N
  600056330     GERLACH                     .00       .00       .00                                           $455,000.00    N
  600056331     CONNOLLY                    .00       .00       .00                                           $359,900.00    N
  600056332     SKAGGS                      .00       .00       .00                                           $242,000.00    N
  600056333     MC GRADE                    .00       .00       .00                                           $350,000.00    N
  600056334     KAJIKAMI                    .00       .00       .00                                           $234,500.00    N


                                                                  Page   38
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:     1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600056335     TATEYAMA                   2800  PLZ DEL AMO 438      TORRANCE           CA     90503      $204,980.94
  600056336     HALE                       14326  CHANDLER BLVD #     VAN NUYS           CA     91401      $202,392.44
  600056337     ALVEREZ JR                 3915  SAN GABRIEL ST       SAN BERNARD        CA     92404      $196,118.24
  600056338     LONGBOTTOM                 2606  RUHLAND AVE #2       REDONDO BEA        CA     90278      $232,834.29
  600056339     LONG                       690 VIA MARQUESA           CAMARILLO          CA     93012      $209,605.69
  600056340     FITLOW                     3981 ELLAMAE STREET        OAKLAND            MI     48363      $298,716.14
  600056341     PALMER                     3028 MOUNTAINBROOK ROAD    CHARLOTTE          NC     28210      $229,190.99
  600056342     KELLEHER                   8 HOLLY DRIVE              SUCCASUNNA         NJ     07876      $236,669.45
  600056343     DILEY                      5501 LOCH MORE COURT EAST  DUBLIN             OH     43017      $210,359.11
  600056344     TAYLOR                     2320 HIGH MEADOW ROAD      NAPERVILLE         IL     60564      $266,032.14
  600056345     ROBINSON JR                500 STONECLIFF PLACE       PORT MATILD        PA     16870      $234,713.89
  600056346     SMART                      1 SIPPERLEY'S HILL ROAD    WESTPORT           CT     06880      $549,278.02
  600056347     HAIRE                      12421 BAYHILL DRIVE        CARMEL             IN     46033      $246,858.64
  600056348     ZHALKOVSKY                 8 MANHATTAN COURT          REDWOOD CIT        CA     94065      $446,559.56


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600056335     TATEYAMA                     8.500      .250    8.250     .0500     8.200     05/01/2021
  600056336     HALE                         8.625      .250    8.375     .0500     8.325     05/01/2021
  600056337     ALVEREZ JR                   8.625      .250    8.375     .0500     8.325     06/01/2021
  600056338     LONGBOTTOM                   9.250      .250    9.000     .0500     8.950     06/01/2021
  600056339     LONG                         8.375      .250    8.125     .0500     8.075     10/01/2026
  600056340     FITLOW                       8.625      .250    8.375     .0500     8.325     10/01/2026
  600056341     PALMER                       8.000      .250    7.750     .0500     7.700     11/01/2026
  600056342     KELLEHER                     8.000      .250    7.750     .0500     7.700     10/01/2026
  600056343     DILEY                        7.875      .250    7.625     .0500     7.575     11/01/2026
  600056344     TAYLOR                       7.875      .250    7.625     .0500     7.575     11/01/2026
  600056345     ROBINSON JR                  9.000      .250    8.750     .0500     8.700     11/01/2026
  600056346     SMART                        8.125      .250    7.875     .0500     7.825     11/01/2026
  600056347     HAIRE                        7.875      .250    7.625     .0500     7.575     11/01/2026
  600056348     ZHALKOVSKY                   8.000      .250    7.750     .0500     7.700     08/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600056335     TATEYAMA                   0198079                    $1,663.78         7        01/01/1997             300
  600056336     HALE                       0198106                    $1,676.76         7        01/01/1997             300
  600056337     ALVEREZ JR                 0198150                    $1,608.03        18        01/01/1997             300
  600056338     LONGBOTTOM                 0198167                    $2,007.88         7        01/01/1997             300
  600056339     LONG                       5067398                    $1,596.15                  01/01/1997             360
  600056340     FITLOW                     5067409                    $2,327.54        18        01/01/1997             360
  600056341     PALMER                     5067437                    $1,683.99        12        01/01/1997             360
  600056342     KELLEHER                   5067452                    $1,740.12        12        01/01/1997             360
  600056343     DILEY                      5067505                    $1,527.36                  01/01/1997             360
  600056344     TAYLOR                     5067685                    $1,931.58        18        01/01/1997             360
  600056345     ROBINSON JR                5067693                    $1,890.86                  01/01/1997             360
  600056346     SMART                      5067698                    $4,083.73                  01/01/1997             360
  600056347     HAIRE                      5067701                    $1,792.37                  01/01/1997             360
  600056348     ZHALKOVSKY                 5067722                    $3,316.62                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600056335     TATEYAMA                    .00       .00       .00                                           $243,500.00    N
  600056336     HALE                        .00       .00       .00                                           $272,000.00    N
  600056337     ALVEREZ JR                  .00       .00       .00                                           $228,000.00    N
  600056338     LONGBOTTOM                  .00       .00       .00                                           $270,000.00    N
  600056339     LONG                        .00       .00       .00                                           $269,180.00    N
  600056340     FITLOW                      .00       .00       .00                                           $315,000.00    N
  600056341     PALMER                      .00       .00       .00                                           $259,000.00    N
  600056342     KELLEHER                    .00       .00       .00                                           $265,000.00    N
  600056343     DILEY                       .00       .00       .00                                           $264,000.00    N
  600056344     TAYLOR                      .00       .00       .00                                           $296,000.00    N
  600056345     ROBINSON JR                 .00       .00       .00                                           $325,000.00    N
  600056346     SMART                       .00       .00       .00                                           $840,000.00    N
  600056347     HAIRE                       .00       .00       .00                                           $353,000.00    N
  600056348     ZHALKOVSKY                  .00       .00       .00                                           $575,000.00    N


                                                                  Page   39
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:     1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600056349     KING                       84 WELLESLEY AVENUE        WELLESLEY          MA     02181      $293,793.12
  600056350     MIGHETTO                   1633 LA LOMA AVENUE        BERKELEY           CA     94709      $257,796.49
  600056351     AVOLA                      63 PINEHURST DRIVE         BOXFORD            MA     01921      $265,883.20
  600056352     GOLAS                      ROUTE 19 BOX 90MT OFF VAI  SANTA FE           NM     87505      $296,000.55
  600056353     HARRISON                   200 MEADOW CREEK COURT     OAKLEY             CA     94561      $212,378.13
  600056354     BJORNSEN                   248 SORENSEN CREEK DRIVE   VICTOR             WY     83455      $239,722.83
  600056355     MACDONALD                  10635 PRESTON WAY          POWELL             OH     43065      $298,565.82
  600056356     SIMMONS                    5340  CLATO  STREET        KALAMAZOO          MI     49004       $94,298.61
  600056357     MILLER                     7709  LEESBURG  DRIVE      COLLEYVILLE        TX     76034      $294,582.23
  600056358     MOURRA                     8515  N. W. 166 TERRACE    MIAMI              FL     33016      $314,645.51
  600056359     SHAW                       4158 MEYERWOOD DRIVE       HOUSTON            TX     77025      $209,731.26
  600056360     JOHNSON                    1909 MISSION ROAD          EDMOND             OK     73034      $229,174.99
  600056361     REW                        400 N. WAWASET ROAD        WEST CHESTE        PA     19382      $294,228.20
  600056362     ECKER                      1354 32ND AVE. SOUTH       SEATTLE            WA     98144      $356,437.88


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600056349     KING                         8.125      .250    7.875     .0500     7.825     06/01/2025
  600056350     MIGHETTO                     8.500      .250    8.250     .0500     8.200     06/01/2025
  600056351     AVOLA                        8.500      .250    8.250     .0500     8.200     07/01/2025
  600056352     GOLAS                        8.625      .250    8.375     .0500     8.325     04/01/2025
  600056353     HARRISON                     8.750      .250    8.500     .0500     8.450     06/01/2025
  600056354     BJORNSEN                     8.750      .250    8.500     .0500     8.450     11/01/2026
  600056355     MACDONALD                    7.625      .250    7.375     .0500     7.325     11/01/2026
  600056356     SIMMONS                      7.750      .250    7.500     .0500     7.450     10/01/2026
  600056357     MILLER                       7.750      .250    7.500     .0500     7.450     11/01/2026
  600056358     MOURRA                       8.875      .250    8.625     .0500     8.575     11/01/2026
  600056359     SHAW                         8.250      .250    8.000     .0500     7.950     11/01/2026
  600056360     JOHNSON                      7.750      .250    7.500     .0500     7.450     11/01/2026
  600056361     REW                          7.750      .250    7.500     .0500     7.450     12/01/2026
  600056362     ECKER                        8.750      .250    8.500     .0500     8.450     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600056349     KING                       5067723                    $2,231.20                  01/01/1997             360
  600056350     MIGHETTO                   5067725                    $2,006.86        18        01/01/1997             360
  600056351     AVOLA                      5067726                    $2,068.38        18        01/01/1997             360
  600056352     GOLAS                      5067727                    $2,333.37                  01/01/1997             360
  600056353     HARRISON                   5067728                    $1,691.41        18        01/01/1997             360
  600056354     BJORNSEN                   5067770                    $1,888.08                  01/01/1997             360
  600056355     MACDONALD                  5067830                    $2,116.30                  01/01/1997             360
  600056356     SIMMONS                    5067858                      $677.01        12        01/01/1997             360
  600056357     MILLER                     5067881                    $2,113.42                  01/01/1997             360
  600056358     MOURRA                     5067916                    $2,506.28                  01/01/1997             360
  600056359     SHAW                       5067921                    $1,577.66         7        01/01/1997             360
  600056360     JOHNSON                    5067989                    $1,644.17        18        01/01/1997             360
  600056361     REW                        5067990                    $2,127.74        18        01/01/1997             360
  600056362     ECKER                      5068035                    $2,807.34        18        01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600056349     KING                        .00       .00       .00                                           $402,000.00    N
  600056350     MIGHETTO                    .00       .00       .00                                           $290,000.00    N
  600056351     AVOLA                       .00       .00       .00                                           $335,000.00    N
  600056352     GOLAS                       .00       .00       .00                                           $418,000.00    N
  600056353     HARRISON                    .00       .00       .00                                           $253,000.00    N
  600056354     BJORNSEN                    .00       .00       .00                                           $466,000.00    N
  600056355     MACDONALD                   .00       .00       .00                                           $415,000.00    N
  600056356     SIMMONS                     .00       .00       .00                                           $105,000.00    N
  600056357     MILLER                      .00       .00       .00                                           $380,000.00    N
  600056358     MOURRA                      .00       .00       .00                                           $482,000.00    N
  600056359     SHAW                        .00       .00       .00                                           $240,000.00    N
  600056360     JOHNSON                     .00       .00       .00                                           $255,000.00    N
  600056361     REW                         .00       .00       .00                                           $340,000.00    N
  600056362     ECKER                       .00       .00       .00                                           $396,500.00    N


                                                                  Page   40
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:     1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600056363     MCCARROLL                  2705 WOODLAND BROOK LANE   SMYRNA             GA     30080      $209,681.33
  600056364     MCDONNELL                  2413 CABERNET COURT        FALLSTON           MD     21047      $213,370.66
  600056365     TEMPLE                     2107 WOODTOP WAY           BEL AIR            MD     21015      $274,674.11
  600056388     FENNELL                    5839 JOHN ANDERSON HWY     ORMOND BEACH       FL     32174      $263,701.39
  600056389     TYNDALL                    5290 ST ANDREWS DRIVE      WESTERVILLE        OH     43082      $149,911.45
  600056390     ANALYTIS                   21426 SOUTH LAKEWOODS LAN  JOLIET             IL     60431      $309,931.67
  600056391     RATTAN                     5924 PEBBLESTONE LANE      PLANO              TX     75093      $286,212.66
  600056392     EAVES                      1708 WILDFLOWER DRIVE      PLAINFIELD         IL     60544      $144,734.61
  600056393     TINDER                     44 BROOKSIDE LANE          PALM COAST         FL     32137       $80,860.98
  600056394     CASTRO                     5026 SOUTH WESTERN AVENUE  CHICAGO            IL     60609      $122,258.65
  600056395     VENEGAS                    5682 LAKE RIDGE DR         BRIGHTON           MI     48116      $329,772.90
  600056396     FELLEMAN                   2201 SW 119TH AVENUE       MIRAMAR            FL     33025      $109,936.71
  600056397     BROWNSTO                   114 CARRIAGE WAY           WILMETTE           IL     60091      $286,000.00
  600056398     ALSAQRI                    4018 DANBURY               CHAMPAIGNE         IL     61821      $130,328.77


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600056363     MCCARROLL                    8.250      .250    8.000     .0500     7.950     11/01/2026
  600056364     MCDONNELL                    8.500      .250    8.250     .0500     8.200     12/01/2026
  600056365     TEMPLE                       8.625      .250    8.375     .0500     8.325     11/01/2026
  600056388     FENNELL                      8.875      .250    8.625     .0500     8.575     11/01/2026
  600056389     TYNDALL                      8.625      .250    8.375     .0500     8.325     12/01/2026
  600056390     ANALYTIS                     8.500      .250    8.250     .0500     8.200     10/01/2026
  600056391     RATTAN                       8.125      .250    7.875     .0500     7.825     12/01/2026
  600056392     EAVES                        8.500      .250    8.250     .0500     8.200     10/01/2026
  600056393     TINDER                       8.500      .250    8.250     .0500     8.200     12/01/2026
  600056394     CASTRO                       8.750      .250    8.500     .0500     8.450     11/01/2026
  600056395     VENEGAS                      7.875      .250    7.625     .0500     7.575     12/01/2026
  600056396     FELLEMAN                     8.750      .250    8.500     .0500     8.450     12/01/2026
  600056397     BROWNSTO                     8.250      .250    8.000     .0500     7.950     01/01/2027
  600056398     ALSAQRI                      9.000      .250    8.750     .0500     8.700     12/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600056363     MCCARROLL                  5068076                    $1,577.28        15        01/01/1997             360
  600056364     MCDONNELL                  5068236                    $1,641.63                  01/01/1997             360
  600056365     TEMPLE                     5068364                    $2,138.92        18        01/01/1997             360
  600056388     FENNELL                    0865624                    $2,100.51                  01/01/1997             360
  600056389     TYNDALL                    0886929                    $1,166.68                  01/01/1997             360
  600056390     ANALYTIS                   0897794                    $2,387.48        12        01/01/1997             360
  600056391     RATTAN                     0898392                    $2,126.51                  01/01/1997             360
  600056392     EAVES                      0899193                    $1,114.92                  01/01/1997             360
  600056393     TINDER                     0900376                      $622.13         2        01/01/1997             360
  600056394     CASTRO                     0901304                      $962.92        12        01/01/1997             360
  600056395     VENEGAS                    0901761                    $2,392.73                  01/01/1997             360
  600056396     FELLEMAN                   0902451                      $865.37                  01/01/1997             360
  600056397     BROWNSTO                   0903468                    $2,148.62                  01/01/1997             360
  600056398     ALSAQRI                    0903555                    $1,049.23                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600056363     MCCARROLL                   .00       .00       .00                                           $222,000.00    N
  600056364     MCDONNELL                   .00       .00       .00                                           $340,000.00    N
  600056365     TEMPLE                      .00       .00       .00                                           $315,000.00    N
  600056388     FENNELL                                                                                       $330,000.00    N
  600056389     TYNDALL                                                                                       $248,435.00    N
  600056390     ANALYTIS                                                                                      $345,000.00    N
  600056391     RATTAN                                                                                        $358,000.00    N
  600056392     EAVES                                                                                         $205,630.00    N
  600056393     TINDER                                                                                         $89,900.00    N
  600056394     CASTRO                                                                                        $136,000.00    N
  600056395     VENEGAS                                                                                       $480,000.00    N
  600056396     FELLEMAN                                                                                      $173,690.00    N
  600056397     BROWNSTO                                                                                      $357,500.00    N
  600056398     ALSAQRI                                                                                       $163,000.00    N


                                                                   Page   41
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:     1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600056399     DEMMA                      15435 PRIMROSE COURT       ORLAND PARK        IL     60462      $144,907.54
  600056400     BARNES                     55 BAY CIRCLE DRIVE        HOLLAND            MI     49424      $293,802.73
  600056402     NEFCY                      40523 PAISLEY CIRCLE       NOVI               MI     48377      $239,747.02
  600056403     LABOE                      680 FAIRFAX                BIRMINGHAM         MI     48009      $351,781.22
  600056404     HAAS                       41 W 704 FAIRVIEW          ELBURN             IL     60119      $227,858.29
  600056405     MALLOIAN                   1631 WILLARD DR            CANTON             MI     48187      $100,386.88
  600056406     URBEN                      6023 PEBBLE LANE COURT     WESTBLOOMFIELD     MI     48322      $123,134.43
  600056407     PORRO                      3748 WEHRMAN               SCHILLER PARK      IL     60176      $215,858.71
  600056408     LORUSSO                    421 BIG CEDAR WAY          BRANDON            FL     33511       $93,302.86
  600056409     SNYDER                     241 STRATHMORE CIRCLE      KISSIMMEE          FL     34744      $156,818.68
  600056410     KAINAN                     614 WHITE STREET           KEY WEST           FL     33040      $174,899.31
  600056411     CURCIO                     121 WEST HINTZ ROAD        ARLINGTON          IL     60004       $61,964.33
  600056412     SUBAK                      13165 RAPHAEL              LEMONT             IL     60439      $286,816.99
  600056413     WISE                       3166 SCIOTO ESTATES COURT  COLUMBUS           OH     43221      $231,444.60


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600056399     DEMMA                        8.250      .250    8.000     .0500     7.950     12/01/2026
  600056400     BARNES                       8.000      .250    7.750     .0500     7.700     12/01/2026
  600056402     NEFCY                        8.250      .250    8.000     .0500     7.950     12/01/2026
  600056403     LABOE                        8.375      .250    8.125     .0500     8.075     12/01/2026
  600056404     HAAS                         8.375      .250    8.125     .0500     8.075     12/01/2026
  600056405     MALLOIAN                     8.875      .250    8.625     .0500     8.575     11/01/2026
  600056406     URBEN                        9.125      .250    8.875     .0500     8.825     12/01/2026
  600056407     PORRO                        8.125      .250    7.875     .0500     7.825     12/01/2026
  600056408     LORUSSO                      9.375      .250    9.125     .0500     9.075     12/01/2026
  600056409     SNYDER                       8.750      .250    8.500     .0500     8.450     11/01/2026
  600056410     KAINAN                       8.750      .250    8.500     .0500     8.450     12/01/2026
  600056411     CURCIO                       8.750      .250    8.500     .0500     8.450     12/01/2026
  600056412     SUBAK                        8.250      .250    8.000     .0500     7.950     12/01/2026
  600056413     WISE                         8.000      .250    7.750     .0500     7.700     12/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600056399     DEMMA                      0904092                    $1,089.34                  01/01/1997             360
  600056400     BARNES                     0904429                    $2,157.27                  01/01/1997             360
  600056402     NEFCY                      0904641                    $1,802.29                  01/01/1997             360
  600056403     LABOE                      0904735                    $2,675.45                  01/01/1997             360
  600056404     HAAS                       0904752                    $1,732.96                  01/01/1997             360
  600056405     MALLOIAN                   0904816                      $799.63                  01/01/1997             360
  600056406     URBEN                      0904838                    $1,002.40                  01/01/1997             360
  600056407     PORRO                      0904892                    $1,603.79        12        01/01/1997             360
  600056408     LORUSSO                    0904942                      $776.44                  01/01/1997             360
  600056409     SNYDER                     0905050                    $1,235.12                  01/01/1997             360
  600056410     KAINAN                     0905211                    $1,376.73                  01/01/1997             360
  600056411     CURCIO                     0905361                      $487.75                  01/01/1997             360
  600056412     SUBAK                      0905372                    $2,156.14                  01/01/1997             360
  600056413     WISE                       0905381                    $1,699.40                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600056399     DEMMA                                                                                         $205,000.00    N
  600056400     BARNES                                                                                        $420,000.00    N
  600056402     NEFCY                                                                                         $300,000.00    N
  600056403     LABOE                                                                                         $440,000.00    N
  600056404     HAAS                                                                                          $285,000.00    N
  600056405     MALLOIAN                                                                                      $134,000.00    N
  600056406     URBEN                                                                                         $176,000.00    N
  600056407     PORRO                                                                                         $240,000.00    N
  600056408     LORUSSO                                                                                       $124,500.00    N
  600056409     SNYDER                                                                                        $207,000.00    N
  600056410     KAINAN                                                                                        $235,000.00    N
  600056411     CURCIO                                                                                        $156,000.00    N
  600056412     SUBAK                                                                                         $380,000.00    N
  600056413     WISE                                                                                          $400,000.00    N


                                                                   Page   42
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600056414     SONE                       8104 BETHEL CHURCH ROAD    SALINE             MI     48176      $314,823.41
  600056415     GREGORY                    29768 BAYVIEW              GROSSE ILE         MI     48138      $248,991.13
  600056416     JOHNSON                    79 CRAIG DRIVE             THORNVILLE         OH     43076       $79,910.68
  600056417     BYCRAFT                    4738 BOBBWOOD COURT        COMMERCE           MI     48382      $109,933.37
  600056419     FALLON                     1034 NORTHFIELD COURT      REYNOLDSBURG       OH     43068       $67,462.16
  600056420     SCIMO                      1927 HAMPTON DRIVE         WHEATON            IL     60187      $232,847.58
  600056421     MCWHINNE                   5843 RUSHWOOD DRIVE        DUBLIN             OH     43017      $261,615.22
  600056422     LEASIA                     2127 MAPLE AVENUE          EVANSTON           IL     60201      $252,000.00
  600056423     MENOLOGH                   812 HEADERSTONE            SCHAMBERG          IL     60173      $240,646.45
  600056424     BACON                      2652 TOWNE OAKS DRIVE      ST LOUIS           MO     63129      $246,854.17
  600056425     PATTON                     5320 W 154TH ST            LEAWOOD            KS     66224      $124,424.58
  600056427     FREDERIC                   2560 OBSERVATORY AVE       CINCINNATI         OH     45208      $245,435.20
  600056428     ROGG                       6577 OASIS DRIVE           LOVELAND           OH     45140      $523,690.63
  600056429     FRENCH                     2321 FOGARTY AVENUE        KEY WEST           FL     33040      $246,350.66


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600056414     SONE                         8.875      .250    8.625     .0500     8.575     12/01/2026
  600056415     GREGORY                      8.250      .250    8.000     .0500     7.950     12/01/2026
  600056416     JOHNSON                      9.500      .250    9.250     .0500     9.200     12/01/2026
  600056417     BYCRAFT                      8.500      .250    8.250     .0500     8.200     12/01/2026
  600056419     FALLON                       8.875      .250    8.625     .0500     8.575     12/01/2026
  600056420     SCIMO                        8.125      .250    7.875     .0500     7.825     12/01/2026
  600056421     MCWHINNE                     7.750      .250    7.500     .0500     7.450     12/01/2026
  600056422     LEASIA                       8.000      .250    7.750     .0500     7.700     01/01/2027
  600056423     MENOLOGH                     8.250      .250    8.000     .0500     7.950     12/01/2026
  600056424     BACON                        8.625      .250    8.375     .0500     8.325     12/01/2026
  600056425     PATTON                       8.500      .250    8.250     .0500     8.200     12/01/2026
  600056427     FREDERIC                     8.000      .250    7.750     .0500     7.700     12/01/2026
  600056428     ROGG                         8.625      .250    8.375     .0500     8.325     12/01/2026
  600056429     FRENCH                       8.500      .250    8.250     .0500     8.200     12/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600056414     SONE                       0905451                    $2,506.28                  01/01/1997             360
  600056415     GREGORY                    0905477                    $1,871.78                  01/01/1997             360
  600056416     JOHNSON                    0905490                      $672.26                  01/01/1997             360
  600056417     BYCRAFT                    0905516                      $845.80                  01/01/1997             360
  600056419     FALLON                     0905649                      $537.06                  01/01/1997             360
  600056420     SCIMO                      0906110                    $1,730.02                  01/01/1997             360
  600056421     MCWHINNE                   0906331                    $1,875.57                  01/01/1997             360
  600056422     LEASIA                     0906340                    $1,849.09                  01/01/1997             360
  600056423     MENOLOGH                   0906372                    $1,809.05                  01/01/1997             360
  600056424     BACON                      0906507                    $1,921.14        12        01/01/1997             360
  600056425     PATTON                     0906684                      $957.30                  01/01/1997             360
  600056427     FREDERIC                   0906802                    $1,802.13                  01/01/1997             360
  600056428     ROGG                       0906884                    $4,075.62                  01/01/1997             360
  600056429     FRENCH                     0907317                    $1,895.38                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600056414     SONE                                                                                          $421,000.00    N
  600056415     GREGORY                                                                                       $340,000.00    N
  600056416     JOHNSON                                                                                       $123,000.00    N
  600056417     BYCRAFT                                                                                       $165,000.00    N
  600056419     FALLON                                                                                         $97,500.00    N
  600056420     SCIMO                                                                                         $348,000.00    N
  600056421     MCWHINNE                                                                                      $327,300.00    N
  600056422     LEASIA                                                                                        $315,000.00    N
  600056423     MENOLOGH                                                                                      $301,000.00    N
  600056424     BACON                                                                                         $260,000.00    N
  600056425     PATTON                                                                                        $200,000.00    N
  600056427     FREDERIC                                                                                      $307,000.00    N
  600056428     ROGG                                                                                          $750,000.00    N
  600056429     FRENCH                                                                                        $340,000.00    N


                                                                   Page   43
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600056430     OROFINO                    1311 VILLA MILL ALLEY      KEY WEST           FL     33040      $649,606.23
  600056431     HOLLSWOR                   4980 LAGUNA VISTA DRIVE    MELBOURNE          FL     32934      $101,083.83
  600056432     WHETZEL                    2165 TREVOR ROAD           PALM HARBOR        FL     34683       $89,941.13
  600056433     ANDERSON                   4301 Grainwood Lane        PRIOR LAKE         MN     55372      $287,801.80
  600056434     DAVIS                      7804 Foxhound Rd           MCLEAD             VA     22102      $331,753.61
  600056435     WEISS                      10520 180TH ST N           FORREST LAKE       MN     55025      $125,923.67
  600056436     BYAS                       7345 HAVENS ROAD           BLACKLICK          OH     43004       $83,947.79
  600056437     CHO                        40377 WINFIELD DRIVE       CANTON             MI     48188       $99,942.47
  600056438     NGUYEN                     1833 SONNET COURT          SAN JOSE           CA     95131      $277,009.23
  600056439     PUSHPALA                   1637 Eagle Drive           SUNNYVALE          CA     94087      $472,727.87
  600056440     LEIB                       352 Corbett Canyon Road    ARROYO GRANDE      CA     93420      $279,807.30
  600056441     FONDEVIL                   13950 BADGER AVENUE        LOS ANGELES        CA     91342      $206,877.78
  600056442     LARA                       4050-4054 EAST 57TH STREE  MAYWOOD            CA     90270      $215,869.14
  600056443     JAMES                      6511 NORTH 1ST PLACE       PHOENIX            AZ     85012      $217,853.72


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600056430     OROFINO                      8.500      .250    8.250     .0500     8.200     12/01/2026
  600056431     HOLLSWOR                     8.125      .250    7.875     .0500     7.825     12/01/2026
  600056432     WHETZEL                      8.125      .250    7.875     .0500     7.825     12/01/2026
  600056433     ANDERSON                     7.875      .250    7.625     .0500     7.575     12/01/2026
  600056434     DAVIS                        7.500      .250    7.250     .0500     7.200     12/01/2026
  600056435     WEISS                        8.500      .250    8.250     .0500     8.200     12/01/2026
  600056436     BYAS                         8.375      .250    8.125     .0500     8.075     12/01/2026
  600056437     CHO                          8.750      .250    8.500     .0500     8.450     12/01/2026
  600056438     NGUYEN                       7.875      .250    7.625     .0500     7.575     12/01/2026
  600056439     PUSHPALA                     8.750      .250    8.500     .0500     8.450     12/01/2026
  600056440     LEIB                         7.875      .250    7.625     .0500     7.575     12/01/2026
  600056441     FONDEVIL                     8.625      .250    8.375     .0500     8.325     12/01/2026
  600056442     LARA                         8.500      .250    8.250     .0500     8.200     12/01/2026
  600056443     JAMES                        8.000      .250    7.750     .0500     7.700     12/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600056430     OROFINO                    0907351                    $4,997.94                  01/01/1997             360
  600056431     HOLLSWOR                   0907353                      $751.04                  01/01/1997             360
  600056432     WHETZEL                    0907391                      $668.25                  01/01/1997             360
  600056433     ANDERSON                   0907503                    $2,088.20                  01/01/1997             360
  600056434     DAVIS                      0907651                    $2,321.39                  01/01/1997             360
  600056435     WEISS                      0907696                      $968.83                  01/01/1997             360
  600056436     BYAS                       0907761                      $638.46                  01/01/1997             360
  600056437     CHO                        0907825                      $786.70                  01/01/1997             360
  600056438     NGUYEN                     6213057                    $2,009.90                  01/01/1997             360
  600056439     PUSHPALA                   6274069                    $3,721.09                  01/01/1997             360
  600056440     LEIB                       6285544                    $2,030.20                  01/01/1997             360
  600056441     FONDEVIL                   6295682                    $1,610.03                  01/01/1997             360
  600056442     LARA                       6296364                    $1,660.86        12        01/01/1997             360
  600056443     JAMES                      6297024                    $1,599.61        12        01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600056430     OROFINO                                                                                     $1,025,000.00    N
  600056431     HOLLSWOR                                                                                      $207,000.00    N
  600056432     WHETZEL                                                                                       $153,000.00    N
  600056433     ANDERSON                                                                                      $360,000.00    N
  600056434     DAVIS                                                                                         $415,000.00    N
  600056435     WEISS                                                                                         $168,000.00    N
  600056436     BYAS                                                                                          $120,000.00    N
  600056437     CHO                                                                                           $154,000.00    N
  600056438     NGUYEN                                                                                        $346,900.00    N
  600056439     PUSHPALA                                                                                      $600,000.00    N
  600056440     LEIB                                                                                          $362,000.00    N
  600056441     FONDEVIL                                                                                      $265,000.00    N
  600056442     LARA                                                                                          $250,000.00    N
  600056443     JAMES                                                                                         $243,000.00    N


                                                                   Page   44
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600056444     BUSCHE                     16003 EAST CHOLLA DRIVE    FOUNTAIN HILLS     AZ     85268      $260,615.93
  600056445     GARCIA                     2416 NORTHWEST PINNACLE    PORTLAND           OR     97229      $359,764.51
  600056446     WERNER                     4848 N RIVERVISTA PLACE    BOISE              ID     83703      $236,682.84
  600056447     EDWARDS                    1209 MERCEDES CIRCLE       LAS VEGAS          NV     89102      $185,134.86
  600056448     TIEDE                      308 CHESTNUT STREET        NAMPA              ID     83686       $50,024.05
  600056449     CASON                      2721 JIM HAMPTON COURT     LAS VEGAS          NV     89117      $271,608.17
  600056450     SAMOKHVA                   8609 COPPER MINE AVENUE    LAS VEGAS          NV     89129      $147,803.26
  600056451     ERICHSON                   744 EAST EMPIRE AVENUE     SALT LAKE CITY     UT     84106       $76,454.83
  600056452     KOPLIN                     1063 EAST HACKAMORE DRIVE  DRAPER             UT     84020      $297,924.96


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600056444     BUSCHE                       7.750      .250    7.500     .0500     7.450     12/01/2026
  600056445     GARCIA                       8.125      .250    7.875     .0500     7.825     12/01/2026
  600056446     WERNER                       7.750      .250    7.500     .0500     7.450     12/01/2026
  600056447     EDWARDS                      8.375      .250    8.125     .0500     8.075     12/01/2026
  600056448     TIEDE                        9.250      .250    9.000     .0500     8.950     12/01/2026
  600056449     CASON                        7.750      .250    7.500     .0500     7.450     12/01/2026
  600056450     SAMOKHVA                     8.125      .250    7.875     .0500     7.825     12/01/2026
  600056451     ERICHSON                     8.625      .250    8.375     .0500     8.325     12/01/2026
  600056452     KOPLIN                       8.000      .250    7.750     .0500     7.700     12/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600056444     BUSCHE                     6297119                    $1,868.40                  01/01/1997             360
  600056445     GARCIA                     6396136                    $2,672.99                  01/01/1997             360
  600056446     WERNER                     7002640                    $1,696.82                  01/01/1997             360
  600056447     EDWARDS                    7068191                    $1,408.03                  01/01/1997             360
  600056448     TIEDE                      7101432                      $411.75                  01/01/1997             360
  600056449     CASON                      7229220                    $1,947.21        14        01/01/1997             360
  600056450     SAMOKHVA                   7243620                    $1,098.15                  01/01/1997             360
  600056451     ERICHSON                   7391819                      $595.01                  01/01/1997             360
  600056452     KOPLIN                     7422116                    $2,187.54                  01/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600056444     BUSCHE                                                                                        $326,000.00    N
  600056445     GARCIA                                                                                        $480,000.00    N
  600056446     WERNER                                                                                        $340,000.00    N
  600056447     EDWARDS                                                                                       $285,000.00    N
  600056448     TIEDE                                                                                          $77,000.00    N
  600056449     CASON                                                                                         $302,000.00    N
  600056450     SAMOKHVA                                                                                      $184,900.00    N
  600056451     ERICHSON                                                                                      $102,000.00    N
  600056452     KOPLIN                                                                                        $397,500.00    N


                                                                   Page   45
 RUN DATE:  01/30/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:44:53               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 01/30/1997

 POOL NUMBER:          1387    POOL NAME:      1997-1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------



                   LOAN         # OF           CURRENT           PROPERTY        ORIG LOAN
                   COUNT       BUYDOWN         BALANCE           VALUE           AMOUNT              P & I
 ** POOL           -----       -------         -------           ---------       ---------           -----
 ** TOTAL           611           0         148,501,921.58     200,304,568.69  148,780,725.21     1,122,162.46

                                                                       Exhibit E


                              SELLING AND SERVICING
                                    CONTRACT

          This Selling and Servicing Contract (the "Contract"), made and entered into by PNC Mortgage Securities Corp. ("Buyer") and the Seller ("Seller") identified below,

                                   WITNESSETH:

          WHEREAS, Seller has submitted a Seller Application to Buyer and has otherwise been approved by Buyer; and

          WHEREAS, Seller has received the Buyer's Selling Guide and the Buyer's Servicing Guide (the "Guides");

          NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, Buyer and Seller hereto agree as follows:

          1. GUIDES. The Guides, which set forth the terms and conditions under which Seller is to sell and service mortgages, are supplements to this Contract and such Guides, as may be amended or supplemented from time to time, are incorporated into this Contract in full by reference and made a part hereof as fully as if set forth at length herein. All capitalized terms used herein and not defined herein have the meanings ascribed to them in Appendix A, Glossary of Terms, to the Guides.

          2. SELLERS' DUTIES. Seller shall diligently perform all duties incident to the selling and servicing of all mortgages which may be sold by Seller from time to time and such other mortgages as Buyer and Seller may mutually agree upon. In the performance of such duties, Seller shall employ procedures and exercise the same care that it would maintain for loans held in its own portfolio and in accordance with standards of practice, diligence, prudence and competence maintained by the mortgage banking industry. Seller shall also comply with all of the provisions of the Guides and with all other reasonable requirements and instructions of Buyer. Seller shall perform such services at its sole expense except as otherwise expressly provided in the Guides. Seller agrees to service each of such mortgages continuously beginning with the Purchase Date for such mortgages or the date of designation of Seller as replacement Servicer for mortgages previously purchased by Buyer from another Seller, until all interest and principal on each mortgage has been paid in full, the mortgage has been liquidated as provided in the Guides, or such servicing duties are terminated by Buyer.

          3. COMPENSATION. Seller shall be compensated for its services hereunder as specified in the Guides.

          4. DOCUMENTS AND RECORDS. Seller agrees to create, maintain and transmit all mortgage records and documents including all permanent mortgage account records in accordance with the Guides. With respect to such records and documents, Seller shall have custody privileges and Buyer shall have ownership of the mortgage records and documents. Buyer may inspect such records and documents at reasonable times during Seller's normal business hours. Seller shall maintain accurate records and books of account, an adequate system of audit and internal control, and shall conduct its origination and servicing activities in a responsible and businesslike manner. Seller shall promptly notify Buyer in writing of any activity or action, either internal or external, which could potentially affect adversely the terms of any mortgage serviced hereunder or the ability of Seller to service any mortgage.

          5. WARRANTIES, OBLIGATIONS AND REPRESENTATIONS. The warranties, obligations and representations stated in the Guides and hereby made or undertaken by Seller with respect to each of the mortgages to be sold and serviced by it on behalf of Buyer, unless expressly waived in writing by Buyer. All warranties made by Seller shall survive (i) any investigation made by or on behalf of Buyer, it assignee or designee, (ii) liquidation of the mortgage, (iii) purchase of the mortgage by Buyer, its designee or assignee, (iv) repurchase of the mortgage by Seller, and (v) termination of this Contract, or similar event, and all such warranties shall inure to the benefit of Buyer, its successors and assigns and any transferee of any mortgage. Upon specific written request from Buyer, Seller shall supply evidence that is satisfactory to Buyer of its compliance with any provisions of the Guides.

          6. REPURCHASE OBLIGATION. If, after purchase of any mortgage by Buyer, any of the representations or warranties of the Seller contained herein or in the Selling Guide are untrue, Buyer may, at its option, without regard to the Sellers' actual or implied knowledge of the untruth of such warranty (except to the extent the warranty is expressly conditioned upon the Seller's actual knowledge), in addition to and without limitation as to any other remedy accruing to Buyer, require the Seller to repurchase said mortgage pursuant to the Guides. It is contemplated that a third party will purchase from Buyer the mortgages purchased from Seller, and Seller agrees that Buyer may, in its own name or in the name of the third party, exercise any rights or remedies at law or in equity on behalf of itself or such third party.

          7. CUSTODIANSHIP OF FUNDS. Seller shall fully account to Buyer for the custodianship of funds received from, or on behalf of, a Borrower for mortgages serviced hereunder. Seller shall establish and maintain custodial accounts in accordance with the Guides for (i) the segregation of all principal and interest received, and (ii) the administration of all amounts to be deposited into escrow accounts, and such accounts shall be maintained free and clear of any lien or encumbrance. Seller must be in control of the funds in its custody at all times, and upon request from time to time of Buyer shall submit complete and accurate analyses of cash balances on hand and of the receipt, deposit and disposition of monies handled.


          8. INDEMNIFICATION BY SELLER. Seller shall indemnify Buyer from and hold Buyer harmless against all losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees, and expenses heretofore or hereafter resulting from a material breach of any warranty, obligation or representation contained in or made pursuant to this Contract or from any claim, demand, defense or assertion against or involving Buyer or its assignee or transferee of any mortgage based on or grounded upon, or resulting from such breach or a breach of any representation, warranty or obligation made by Buyer in reliance upon any warranty, obligation or representation made by Seller contained in or made pursuant to this Contract. Seller hereby acknowledges Buyer's intent to sell the mortgages to third parties in reliance upon Seller's warranties, obligations and representation. The obligations of Seller under this paragraph shall survive delivery and payment for the mortgages, liquidation or repurchase of the mortgages and termination of this Contract or the expiration hereof.

          9. NO ASSIGNMENT. This Contract is of the nature of a personal service agreement and accordingly may not be assigned by Seller. Except as provided in paragraph 10 of this Contract, Seller may not assign or otherwise transfer its responsibility for servicing individual mortgages to any other entity, including affiliates. Any attempt to assign servicing rights without the prior written consent of Buyer shall be null and void. Any such assignment without the consent of Buyer shall be grounds for immediate termination of the servicing rights with respect to the servicing purportedly assigned.

          10. SUBCONTRACTING OF SERVICING. Seller may not, without Buyer's prior written approval, subcontract with any other entity, including affiliates, its responsibility for servicing any mortgage it has contracted to service for Buyer.

          11. TERMINATION BY BUYER. Buyer may terminate the right of Seller to continue to service mortgage loans for Buyer and/or revoke the status of Seller as an approved Seller for any of the reasons set forth in the Guides, including a change in Seller's form of organization, a transfer of 25% or more of the equity interest in Seller or change in its principal executive or financial officers. No such termination shall release Seller from any of its obligations hereunder or under the Guides or from any liability arising hereunder or thereunder.

Any forbearance or delay by Buyer in exercising such rights shall not be deemed a waiver of and shall not preclude the exercise of any such right. Upon termination by Buyer of this Contract for any reason other than a failure of Seller to meet the eligibility requirements as set forth in the Guides as determined by Buyer, Seller shall be compensated for such termination in the amount specified in the Servicing Guide.

          12. ATTORNEY'S FEES. In the event of a dispute arising from or concerning an obligation of the Seller or Buyer under this Contract which results in litigation of the issue, the prevailing party to such litigation shall be indemnified by the other party for all costs and expenses in bringing or defending such action.

          13. OFFSET. Buyer shall have the right to offset amounts due from Seller against the purchase price to be paid for the acquisition of mortgages. Amounts due which may be offset include but are not limited to past due pair-off fees and funds for the repurchase of mortgages which are subject to an outstanding repurchase demand.

          14. NOTICE. Any notice required or permitted hereunder shall be in writing and shall be sent to Seller at its address shown under its signature below or to such other address Seller may designate in writing or to Buyer at 75 North Fairway Drive, Vernon Hills, Illinois 60061 or to such other address designated by Buyer in writing, by certified mail, return receipt requested, postage prepaid.

          15. PRIOR AGREEMENTS. This Contract supersedes any prior agreements and understandings between Buyer and Seller governing the subject matter hereof; provided, however, that Seller shall not be released from any responsibility or liability that may have arisen under such agreements and understandings.

          16. GOVERNING LAW. This Contract is made in the State of Illinois and shall be governed by the law of such state.

          17. USE OF TERM "SELLER". Wherever the term "Seller" is used in this contract in a context involving loan administration, servicing, and accounting obligations, such term shall be deemed to mean "Servicer" as is used in the Buyer's Servicing Guide.

          18. EFFECTIVE DATE OF CONTRACT. This contract is not effective until it is accepted by Buyer. An executed copy of the Contract will be returned to the Seller.

          19. STATUS OF PARTIES. Seller and Buyer each represent, warrant and agree that as of the date of this Contract: (i) each party is duly organized, validly existing and in good legal standing under the laws of its jurisdiction of organization, and has the requisite power and authority to enter into this contract and agreements to which both are parties as contemplated by this Contract; (ii) this Contract has been duly authorized executed and delivered to both parties and constitutes a valid and legally binding agreement of each party, enforceable in accordance with its terms; (iii) there is no action, proceeding or investigation pending or threatened, nor any basis therefore known to either party that questions the validity or prospective validity of this Contract insofar as the Contract relates to either party, or any essential element upon which this Contract depends, or any action to be taken by either party pursuant to this Contract; and (iv) insofar as either party's capacity to carry out any obligation under this Contract is concerned, neither party will be in violation of any provision of any charter, certificate of incorporation, by-law, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule, or regulation, and there is no such provision that adversely affects either party's capacity to carry out any such obligation. Seller's and Buyer's execution of, and performance pursuant to, this Contract will not result in any such violation. At all times Seller shall act as an independent contractor.

          IN WITNESS WHEREOF, the parties have executed this Contract by proper officials duly authorized on the dates hereinafter set forth. This Contract shall take effect as of the date of its execution in original or facsimile signature by a duly authorized officer of the Buyer.


-----------------------------------     ---------------------------------------
Name of Seller                          Seller I.D. number

-----------------------------------     ---------------------------------------
Type of Organization                    Organized under laws of

-------------------------------------------------------------------------------
Principal place of business: street address, city, state, zip code

-------------------------------------------------------------------------------
Typed name and title of Seller's authorized officer

-----------------------------------     ---------------------------------------
Signature of Seller's                   Date
authorized officer


Agreed to and accepted by PNC MORTGAGE SECURITIES CORP.

-------------------------------------------------------------------------------
Typed name and title of authorized representative

-----------------------------------     ---------------------------------------
Signature of authorized                 Date
representative

                                                                       Exhibit F

                       FORM OF TRANSFEROR CERTIFICATE FOR
                 CLASS B-4, CLASS B-5 AND CLASS B-6 CERTIFICATES


                                      [Date]


First Bank National Association, as Trustee
180 East 5th Street, SPFT0210
St. Paul, MN 55101


     Re: PURCHASE OF PNC MORTGAGE SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1997-1, CLASS [B-4] [B-5] [B-6] (the "Certificates")

Ladies and Gentlemen:

     In connection with our disposition of the above Certificates we certify that (a) we understand the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act") and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, and
(b) we have not offered or sold any certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act.


                              Very truly yours,



                              [Name of Transferor]

                              By:
                                  ----------------------------------
                                    Authorized Officer

                                                                       Exhibit G

                       FORM OF TRANSFEREE'S AGREEMENT FOR
                 CLASS B-4, CLASS B-5 AND CLASS B-6 CERTIFICATES


                                     [Date]


First Bank National Association
180 East 5th Street, SPFT0210
St. Paul, MN 55101

PNC Mortgage Securities Corp.
75 N. Fairway Drive
Vernon Hills, Illinois  60061


          The undersigned (the "Purchaser") proposes to purchase [Class B-4] [Class B-5] [Class B-6] Certificates evidencing an undivided interest in PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-1 (the "Purchased Certificates") in the principal amount of $______________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

          Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of January 1, 1997 (the "Pooling Agreement"), between PNC Mortgage Securities Corp. ("PNC") and First Bank National Association, as trustee (the "Trustee"), of the PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-1.

          Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to PNC and the Trustee that:

          (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Purchased Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement;

          (b) The Purchaser is acquiring the Purchased Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part;

          (c) The Purchaser is an "accredited investor" as such term is defined in paragraph (a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) of Section 501 of
Regulation D under the Securities Act of 1933, as amended (the "Act"), has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Purchased Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Purchased Certificates and can afford a complete loss of such investment;

          (d)  The Purchaser is not affiliated with the Trustee;

          (e) The Purchaser confirms that PNC has made available to the Purchaser the opportunity to ask questions of, and receive answers from PNC concerning the Trust, the purchase by the Purchaser of the Purchased Certificates and all matters relating thereto that PNC possesses or can acquire without unreasonable effort or expense; and

          (f) If applicable, the Purchaser has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 12 issued December 13, 1988, by the Office of Regulatory Activities of the Federal Home Loan Bank System; and

          (g) The Purchaser will provide the Trustee and the Master Servicer with affidavits substantially in the form of Exhibit A attached hereto.

          Section 3.     Transfer of Purchased Certificates.

          (a) The Purchaser understands that the Purchased Certificates have not been registered under the Act, or any state securities laws and that no transfer may be made unless the Purchased Certificates are registered under the Act and under applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither PNC nor the Trust is under any obligation to register the Purchased Certificates or make an exemption available. In the event that such a transfer is to be made within two years from the Closing Date without registration under the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee each certify to PNC and the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) the Trustee or PNC may require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee or PNC. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and PNC against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          (b) No transfer of a Purchased Certificate shall be made unless the transferee provides PNC and the Trustee with (i) a Transferee's Agreement, substantially in the form of this Agreement, and (ii) either (a) an affidavit substantially in the form of Exhibit A hereto that the proposed transferee (x) is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, or comparable provisions of any subsequent enactments (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition or (y) is an insurance company, the source of funds to be used by it to purchase the Purchased Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60, or (b) a Benefit Plan Opinion (as defined in Exhibit A hereto).

          (c) The Purchaser acknowledges that its Purchased Certificates bear a legend setting forth the applicable restrictions on transfer.

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                   [Purchaser]


                                   By: ____________________________

                                   Its: ___________________________

                           Exhibit A to Form of Transferee Agreement (Exhibit G)

                          PNC MORTGAGE SECURITIES CORP.

                             BENEFIT PLAN AFFIDAVIT


RE:  PNC MORTGAGE SECURITIES CORP.
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-1
     (THE "TRUST") [CLASS B-4] [CLASS B-5] [CLASS B-6]
     CERTIFICATES (THE "PURCHASED CERTIFICATES")


          Under penalties of perjury, I, _____________________, declare that, to the best of my knowledge and belief, the following representations are true, correct and complete; and

          1.   That I am the _______________ of __________________ (the
"Purchaser"), whose taxpayer identification number is ___________, and on behalf of which I have the authority to make this affidavit.

          2. That the Purchaser is acquiring a Purchased Certificate representing an interest in the Trust.

          3. That the Purchaser (i) is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or comparable provisions of any subsequent enactments (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition, (ii) has provided a "Benefit Plan Opinion" satisfactory to PNC Mortgage Securities Corp. (the "Company") and the Trustee of the Trust or (iii) is an insurance company, the source of funds to be used by it to purchase the Purchased Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer (a) is permissible under applicable law, (b) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and (c) will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Benefit Plan Opinion shall not be an expense of the Trustee, the Master Servicer or the Company.


          IN WITNESS WHEREOF, the Purchaser has caused this instrument to be duly executed on its behalf, by its duly authorized officer this _____ day of __________________, 199__.

[Purchaser]

By:

Its:

          Personally appeared before me ______________________, known or proved to me to be the same person who executed the foregoing instrument and to be a ________________ of the Purchaser, and acknowledged to me that (s)he executed the same as his/her free act and deed and as the free act and deed of the Purchaser.

SUBSCRIBED and SWORN to before me
this day of ____________, 19__.


________________________________
         Notary Public

                                                                       Exhibit I

                             TRANSFEROR CERTIFICATE

                                     [Date]

First Bank National Association, as Trustee
180 East 5th Street, SPFT0210
St. Paul, MN 55101
Attn: Structured Finance


     Re: PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-1, Class R

Ladies and Gentlemen:

     This letter is delivered to you in connection with the sale by
                     (the "Seller") to                                  (the
"Purchaser") of $____________________ initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1997-1, Class R (the "Certificate"), pursuant to Section 5.01 of the Pooling and Servicing Agreement (the "Pooling Agreement"), dated as of January 1, 1997 among PNC Mortgage Securities Corp., as depositor and master servicer (the "Company"), and First Bank National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

     1. No purpose of the Seller relating to the sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of tax.

     2. The Seller understands that the Purchaser has delivered to the Trustee and the Company a transferee affidavit and agreement in the form attached to the Pooling Agreement as Exhibit J. The Seller does not know or believe that any representation contained therein is false.

     3. The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

     4. The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificates.

     5. The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

     6. The Purchaser has represented to the Seller that, if the Certificates constitute a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificates as they become due.

                         Very truly yours,




                         [Seller]

                         By: ____________________________________
                         Name: _________________________________
                         Title: ___________________________________

                                                                       Exhibit J

                       TRANSFEREE AFFIDAVIT AND AGREEMENT

STATE OF            )
                    )   ss:
COUNTY OF           )

          [NAME OF OFFICER], being first duly sworn, deposes and says:

     1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Class R Certificate (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of
                           ] [the United States], on behalf of which he makes
this affidavit and agreement.

     2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (ii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity, or any foreign government or international organization, or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

     3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be a "noneconomic residual interest" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

     4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

     5. That the Owner is aware that the Trustee will not register the Transfer of the Class R Certificates unless the transferee, or the transferees' agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

     6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.01 of the Pooling Agreement under which the Class R Certificates were issued

(in particular, clauses (iii)(A) and (iii)(B) of Section 5.01(c) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.01). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

     7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

     8. The Owner's Taxpayer Identification Number is ______________________.

     9. That no purpose of the Owner relating to the purchase of the Class R Certificates by the Owner is or will be to enable the transferor to impede the assessment or collection of tax.

     10. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

     11. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

     12. That no purpose of the Owner relating to any sale of the Class R Certificates by the Owner will be to impede the assessment or collection of tax.

     13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

     14. The Owner hereby agrees to cooperate with the Company and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the Trust Fund.

     15. The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the Trust Fund or result in the imposition of tax on the Trust Fund unless counsel for, or acceptable to, the Company has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

     16. The Owner as transferee of the Class R Certificates has represented to their transferor that, if the Class R Certificates constitute a noneconomic residual interest, the Owner (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Class R Certificates as they become due.

     IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its
[Assistant] Secretary, this           day of            , 19    .

[Name of Owner]


                                   By:
                                   [Name of Officer]
                                   [Title of Officer]

[Corporate Seal]

ATTEST:



[Assistant] Secretary

     Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and Acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

     Subscribed and sworn before me this      day of                     , 19  .




                                        NOTARY PUBLIC


                                        COUNTY OF
                                        STATE OF
                                        My Commission expires the     day
                                        of                   , 19

                                                                       Exhibit K

                   FORM OF ADDITIONAL MATTER INCORPORATED INTO
                          THE FORM OF THE CERTIFICATES

     This Certificate does not represent an obligation of or interest in PNC Mortgage Securities Corp. or any of its affiliates, including PNC Bank Corp. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

     This certifies that the above-named Registered Owner is the registered owner of certain interests in a trust fund (the "Trust Fund") whose assets consist of, among other things, a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans"), formed and administered by PNC Mortgage Securities Corp. (the "Company"), which term includes any successor entity under the Pooling Agreement referred to below. The Mortgage Pool was created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-Off Date stated above (the "Pooling Agreement"), between the Company and First Bank National Association, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Pooling Agreement and the terms of this Certificate, the Pooling Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     Distributions will be made, pursuant to the Pooling Agreement, on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder's Percentage Interest represented by this Certificate in the portion of the Available Distribution Amount for such Distribution Date then distributable on the Certificates of this Class, as specified in Section 4.01 of the Pooling Agreement.


     Distributions on this Certificate will be made by the Trustee by wire transfer or check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

     Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

          FIRST BANK NATIONAL ASSOCIATION, as Trustee


                                        ---------------------------------------
                                        By:




                    (TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

          This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

FIRST BANK NATIONAL
ASSOCIATION, as Trustee


-----------------------------------
By:



Dated: _________________________________

                          PNC MORTGAGE SECURITIES CORP.
                        MORTGAGE PASS-THROUGH CERTIFICATE

     This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in the Trust Fund.

     The Certificates do not represent an obligation of, or an interest in, the Company or any of its affiliates and are not insured or guaranteed by any governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Pooling Agreement. In the event Company funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Company from the related recoveries on such Mortgage Loan or from other cash deposited in the Certificate Account to the extent that such advance is not otherwise recoverable.

     As provided in the Pooling Agreement, withdrawals from the Certificate Account may be made by the Company from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Company of advances made, or certain expenses incurred, by it.

     The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pooling Agreement at any time by the Company and the Trustee with the consent of the Holders of the Certificates evidencing Percentage Interests aggregating not less than 66% of the Trust Fund. For the purposes of such provision and except as provided below, voting rights relating to 100% of the Aggregate Certificate Principal Balance will be allocated pro rata (by Certificate Principal Balance) among such Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

     No transfer of a Certificate will be made unless such transfer is exempt from or is made in accordance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws. In the event that a transfer is to be made without registration or qualification under applicable laws, (i) in the event such transfer is made pursuant to Rule 144A under the Securities Act, the Company and the Trustee shall require the transferee to execute an investment letter in substantially the form attached as Exhibit L to the Pooling Agreement, which investment letter shall not be an expense of the Company, the Master Servicer or the Trustee and (ii) in the event that such a transfer is not made pursuant to Rule 144A under the Securities Act, the Company may require an Opinion of Counsel satisfactory to the Company that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Company, the Master Servicer or the Trustee. Neither the Company nor the Trustee will register the Certificate under the Securities Act, qualify the Certificate under any state securities law or provide registration rights to any purchaser. Any Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Pooling Agreement. As provided in the Pooling Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations evidencing the same aggregate interest in the portion of the Available Distribution Amount distributable on this Class of Certificate, as requested by the Holder surrendering the same.

     A reasonable service charge may be made for any such registration of transfer or exchange, and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling Agreement and the Trust Fund created thereby shall terminate upon (i) the later of the maturity or other liquidation (including repurchase by the Company) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the payment to Certificateholders of all amounts held by the Company and required to be paid to them pursuant to the Pooling Agreement. In the event that the Company repurchases any Mortgage Loan pursuant to the Pooling Agreement, such Pooling Agreement requires that the Company distribute to the Certificateholders in the aggregate an amount equal to 100% of the unpaid Principal Balance of such Mortgage Loan, plus accrued interest at the applicable Pass-Through Rate to the next scheduled Due Date for the Mortgage Loan. The Pooling Agreement permits, but does not require, the Company to repurchase from the Trust Fund all Mortgage Loans at the time subject thereto and all property acquired in respect of any Mortgage Loan upon payment to the Certificateholders of the amounts specified in the Pooling Agreement. The exercise of such right will effect early retirement of the Certificates, the Company's right to repurchase being subject to the aggregate unpaid Principal Balance of the Mortgage Loans at the time of repurchase being less than ten percent (10%) of the aggregate unpaid Principal Balance of the Mortgage Loans as of the Cut-Off Date.

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the within Mortgage Pass-Through Certificate and hereby irrevocably constitutes and appoints ___________________________________ Attorney to transfer said
Certificate on the Certificate Register, with full power of substitution in the premises.

Dated: ____________________________     _______________________________________
                                        Signature Guaranteed

                                        ---------------------------------------
                                        NOTICE:   The signature to this
                                                  assignment must correspond
                                                  with the name as written upon
                                                  the face of the within
                                                  instrument in every
                                                  particular, without alteration
                                                  or enlargement or any change
                                                  whatever.

                                    EXHIBIT L

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]


             Description of Rule 144A Securities, including numbers:
                 _______________________________________________
                 _______________________________________________
                 _______________________________________________
                 _______________________________________________


     The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

     1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

     2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement") dated as of January 1, 1997 between PNC Mortgage Securities Corp., as Depositor and Master Servicer, and First Bank National Association, as Trustee) pursuant to Section 5.01(f) of the Agreement, as follows:

          a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

          b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

          c. The Buyer has received and reviewed the Private Placement Memorandum dated as of [January __, 1997] relating to the Rule 144A Securities and has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee, the Company or the Master Servicer.

          d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

          e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has (1) completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, or (2) obtained the waiver of the Company with respect to Annex 1 and Annex 2 pursuant to Section 5.01(f) of the Agreement. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

          f. The Buyer is not affiliated with (i) the Trustee or (ii) any Rating Agency that rated the Rule 144A Securities.

          g. If applicable, the Buyer has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 12 issued December 13, 1988, by the Office of Regulatory Activities of the Federal Home Loan Bank System.

     3. The Buyer warrants and represents to, and covenants with, the Seller, the Master Servicer and the Company that (1) the Buyer is not an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), subject to the prohibited transaction provisions of ERISA ("Plan"), or a plan (within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code")) subject to
Section 4975 of the Code (also a "Plan"), and the Buyer is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of any Plan, (2) the Buyer's purchase of the Rule 144A Securities is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement or
(iii) the Buyer is an insurance company, the source of funds to be used by it to purchase the Rule 144A Securities is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.

     4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

     IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

-------------------------------         --------------------------------------
Print Name of Seller                    Print Name of Buyer

By:                                     By:
    ----------------------------           -----------------------------------
     Name:                                  Name:
     Title:                                 Title:

Taxpayer Identification:                Taxpayer Identification:

No.                                     No.
    ----------------------------            ----------------------------------

Date:                                        Date:
     ---------------------------                  ----------------------------

                                                            ANNEX 1 TO EXHIBIT L


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

    The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

     2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

     ___ CORPORATION, ETC. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

     ___ BANK. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
          (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

     ___ SAVINGS AND LOAN. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and
          (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ___ BROKER-DEALER. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

     ___ INSURANCE COMPANY. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

     ___ STATE OR LOCAL PLAN. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.


-------------------------
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.


                                      L-1-1

     ___ ERISA PLAN. The Buyer is an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and is subject to the fiduciary responsibility provisions of ERISA.

     ___ INVESTMENT ADVISER. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

     ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ___ BUSINESS DEVELOPMENT COMPANY. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     ___ TRUST FUND. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

     3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

     5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___      ___      Will the Buyer be purchasing the Rule 144A
  Yes    No         Securities only for the Buyer's own account?

     6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.


                                      L-1-2

     7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                              -----------------------------------------------
                              Print Name of Buyer

                              By:
                                  -------------------------------------------
                                   Name:
                                   Title:

                              Date:
                                    ----------------------------------------


                                      L-1-3

                                                            ANNEX 2 TO EXHIBIT L


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]


     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

     2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

     5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.


                                      L-2-1

     6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                   --------------------------------------------
                                   Print Name of Buyer


                                   By:
                                       ----------------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------

                                   IF AN ADVISER:

                                   -------------------------------------------
                                   Print Name of Buyer


                                   Date:
                                         ------------------------------------
                                   Signature
                                              -------------------------------
 (SEAL)


                                      L-2-2

                                                                       EXHIBIT M

[Date]

[Company]


Re: Pooling and Servicing Agreement dated as of January 1, 1997 among PNC Mortgage Securities Corp., as Depositor and Master Servicer, and First Bank National Association, as Trustee, relating to PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-1

Ladies and Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it or the Custodian on its behalf has reviewed the documents delivered to it or to the Custodian on its behalf pursuant to Section
2.01 of the Pooling and Servicing Agreement and has determined that (i) all documents required (in the case of instruments described in clauses (X)(vi) and (Y)(x) of the definition of "Mortgage File," known by the Trustee to be required) pursuant to the third paragraph of Section 2.01 of the Pooling and Servicing Agreement have been executed and received as of the date hereof are in its possession or in the possession of the Custodian on its behalf and (ii) all such documents have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. The Trustee has made no independent examination of such documents beyond the review specifically required in the above referenced Pooling and Servicing Agreement and has relied upon the purported genuineness and due execution of any such documents and upon the purported genuineness of any signature thereon. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                              ---------------------------------------------
                              as Trustee

                              By:
                                  -----------------------------------------
                              Name:
                                     --------------------------------------
                              Title:
                                     ---------------------------------------

                                                                       EXHIBIT N

    Schedule of Certain Mortgage Loans With Group Primary Insurance Policies


     None.







                                       N-1